Exhibit 10.1

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of April 29, 2011

among

BARNES & NOBLE, INC.,

as the Lead Borrower,

The Other Borrowers From Time to Time Party Hereto,

The Guarantors From Time to Time Party Hereto,

BANK OF AMERICA, N.A.,

as Administrative Agent, Collateral Agent and

Swing Line Lender,

The Other Lenders From Time to Time Party Hereto,

JPMORGAN CHASE BANK, N.A. and

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Co-Syndication Agents,

SUNTRUST BANK and

REGIONS BANK,

as Co-Documentation Agents,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

J.P. MORGAN SECURITIES LLC,

WELLS FARGO CAPITAL FINANCE, LLC, and

SUNTRUST ROBINSON HUMPHREY, INC.

as Joint Lead Arrangers

and

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

J.P. MORGAN SECURITIES LLC,

WELLS FARGO CAPITAL FINANCE, LLC, and

SUNTRUST ROBINSON HUMPHREY, INC.,

as Joint Book Runners

ARTICLE I	DEFINITIONS AND ACCOUNTING TERMS	1

1.01	Defined Terms	1

1.02	Other Interpretive Provisions	49

1.03	Accounting Terms	49

1.04	Rounding	50

1.05	Times of Day	50

1.06	Letter of Credit Amounts	50

1.07	Ratio Adjustments for Acquisitions and Dispositions	50

1.08	Exclusion of Certain Subsidiaries	51

1.09	Notices Generally	51

ARTICLE II	THE COMMITMENTS AND CREDIT EXTENSIONS	51

2.01	Committed Loans; Reserves	51

2.02	Borrowings, Conversions and Continuations of Committed Loans	52

2.03	Letters of Credit	55

2.04	Swing Line Loans	63

2.05	Prepayments	66

2.06	Termination or Reduction of Commitments	67

2.07	Repayment of Loans	68

2.08	Interest	68

2.09	Fees	68

2.10	Computation of Interest and Fees	69

2.11	Evidence of Debt	69

2.12	Payments Generally; Administrative Agent’s Clawback	70

2.13	Sharing of Payments by Lenders	71

2.14	Settlement Among Lenders	72

2.15	Increase in Commitments	73

ARTICLE III	TAXES, YIELD PROTECTION AND ILLEGALITY; APPOINTMENT OF LEAD BORROWER	74

3.01	Taxes	74

3.02	Illegality	76

3.03	Inability to Determine Rates	77

3.04	Increased Costs; Reserves on LIBO Rate Loans	77

3.05	Compensation for Losses	78

3.06	Mitigation Obligations; Replacement of Lenders	79

3.07	Survival	79

i

3.08	Designation of Lead Borrower as Borrowers’ Agent	79

ARTICLE IV	CONDITIONS PRECEDENT TO CREDIT EXTENSIONS	80

4.01	Conditions of Initial Credit Extension	80

4.02	Conditions to all Credit Extensions	82

ARTICLE V	REPRESENTATIONS AND WARRANTIES	83

5.01	Existence, Qualification and Power	83

5.02	Authorization; No Contravention	83

5.03	Governmental Authorization; Other Consents	84

5.04	Binding Effect	84

5.05	Financial Statements; No Material Adverse Effect	84

5.06	Litigation	85

5.07	No Default	85

5.08	Ownership of Property; Liens	85

5.09	Environmental Compliance	85

5.10	Insurance	86

5.11	Taxes	86

5.12	ERISA Compliance	86

5.13	Subsidiaries; Equity Interests	87

5.14	Margin Regulations; Investment Company Act	87

5.15	Disclosure	88

5.16	Compliance with Laws	88

5.17	Intellectual Property; Licenses, Etc	88

5.18	Labor Matters	88

5.19	Security Documents	89

5.20	Solvency	89

5.21	Deposit and Securities Accounts; Credit Card Arrangements	90

5.22	Brokers	90

5.23	Customer and Trade Relations	90

5.24	Storage Locations	90

ARTICLE VI	AFFIRMATIVE COVENANTS	90

6.01	Financial Statements	90

6.02	Certificates; Other Information	91

6.03	Notices	94

6.04	Payment of Obligations	95

6.05	Preservation of Existence, Etc	95

6.06	Maintenance of Properties	95

6.07	Maintenance of Insurance	95

6.08	Compliance with Laws	97

6.09	Books and Records; Accountants; Corporate Separateness	97

6.10	Inspection Rights	97

6.11	Use of Proceeds	99

6.12	Additional Loan Parties; Additional Collateral; Further Assurances	99

6.13	Cash Management	101

6.14	Information Regarding the Collateral	103

6.15	Physical Inventories	103

6.16	Environmental Laws	104

6.17	Compliance with Terms of Leases	104

6.18	Material Contracts	104

6.19	Compliance with ERISA	104

6.20	Internal Control Events	104

ARTICLE VII	NEGATIVE COVENANTS	105

7.01	Liens	105

7.02	Investments	107

7.03	Indebtedness; Disqualified Stock	109

7.04	Fundamental Changes	110

7.05	Dispositions	110

7.06	Restricted Payments	112

7.07	Prepayments of Indebtedness	112

7.08	Change in Nature of Business	113

7.09	Transactions with Affiliates	113

7.10	Burdensome Agreements	113

7.11	Use of Proceeds	114

7.12	Amendment of Organizational Documents or Material Indebtedness	114

7.13	Corporate Name; Fiscal Year	114

7.14	Deposit Accounts; Credit Card Processors	114

7.15	Availability	115

7.16	Maximum Cash and Cash Equivalents	115

ARTICLE VIII	EVENTS OF DEFAULT AND REMEDIES	115

8.01	Events of Default	115

8.02	Remedies Upon Event of Default	117

8.03	Application of Funds	118

ARTICLE IX	ADMINISTRATIVE AGENT	120

9.01	Appointment and Authority	120

9.02	Rights as a Lender	120

9.03	Exculpatory Provisions	121

9.04	Reliance by Agents	122

9.05	Delegation of Duties	122

9.06	Resignation of Agents	122

9.07	Non-Reliance on Administrative Agent and Other Lenders	123

9.08	No Other Duties, Etc	123

9.09	Administrative Agent May File Proofs of Claim	123

9.10	Collateral and Guaranty Matters	124

9.11	Notice of Transfer	124

9.12	Reports and Financial Statements	125

9.13	Agency for Perfection	125

9.14	Indemnification of Agents	126

9.15	Relation among Lenders	126

9.16	Defaulting Lender	126

ARTICLE X	MISCELLANEOUS	127

10.01	Amendments, Etc	127

10.02	Notices; Effectiveness; Electronic Communications	129

10.03	No Waiver; Cumulative Remedies	131

10.04	Expenses; Indemnity; Damage Waiver	132

10.05	Payments Set Aside	133

10.06	Successors and Assigns	133

10.07	Treatment of Certain Information; Confidentiality	137

10.08	Right of Setoff	138

10.09	Interest Rate Limitation	139

10.10	Counterparts; Integration; Effectiveness	139

10.11	Survival	139

10.12	Severability	139

10.13	Replacement of Lenders	139

10.14	Governing Law; Jurisdiction; Etc	140

10.15	Waiver of Jury Trial	141

10.16	No Advisory or Fiduciary Responsibility	141

10.17	USA PATRIOT Act Notice	142

10.18	Foreign Assets Control Regulations	142

10.19	Time of the Essence	142

10.20	Press Releases	142

10.21	Additional Waivers	143

10.22	No Strict Construction	144

10.23	Attachments	144

10.24	Copies and Facsimiles	144

10.25	Amendment and Restatement	145

ARTICLE XI	GUARANTY	145

11.01	Guaranty	145

11.02	Guaranty of Payment	145

11.03	No Discharge or Diminishment of Facility Guaranty	145

11.04	Defenses Waived	146

11.05	Rights of Subrogation	146

11.06	Reinstatement; Stay of Acceleration	147

11.07	Information	147

11.08	Taxes	147

11.09	Maximum Liability	147

11.10	Contribution	147

11.11	Liability Cumulative	148

11.12	Release of Guarantors and Borrowers	148

v

SCHEDULES
1.01	Borrowers
1.02	Guarantors
1.03	Immaterial Subsidiaries
1.04	Existing Letters of Credit
2.01	Commitments and Applicable Percentages
4.01(a)	Insurance Deliverables
4.01(b)	Securities Account Control Agreement Deliverables
5.01	Loan Parties Organizational Information
5.05	Supplement to Interim Financial Statements/Material Indebtedness
5.06	Litigation
5.08(a)(1)	Owned Real Estate
5.08(a)(2)	Leased Real Estate
5.08(b)	Existing Liens
5.08(c)	Existing Investments
5.08(d)	Existing Indebtedness
5.09	Environmental Matters
5.10	Insurance
5.12	ERISA Events
5.13	Subsidiaries; Equity Interests
5.18	Collective Bargaining Agreements
5.21(a)	DDAs
5.21(b)	Credit Card Arrangements
5.21(c)	Securities Accounts
7.01	Other Permitted Liens
7.02	Other Permitted Investments
7.03	Other Permitted Indebtedness
10.02	Administrative Agent’s Office; Certain Addresses for Notices

EXHIBITS

Form of

A-1	Committed Loan Notice
A-2	Conversion/Continuation Notice
B	Swing Line Loan Notice
C-1	Committed Loan Note
C-2	Swing Line Note
D	Compliance Certificate
E	Assignment and Assumption
F	Borrowing Base Certificate
G	Security Agreement
H	Collateral Access Agreement
I	Joinder Agreement
J	DDA Notification
K	Credit Card Notification
L	Blocked Account Agreement
M	General Notice

AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is entered into as of April 29, 2011, among BARNES & NOBLE, INC., a Delaware corporation (the “Lead Borrower”), the Persons signatory hereto as borrowers and named on Schedule 1.01 hereto (collectively, together with the Lead Borrower and such other Persons as may be joined as a borrower from time to time in accordance herewith, the “Borrowers”), the Persons signatory hereto as guarantors and named on Schedule 1.02 hereto (collectively, together with such other Persons as may be joined as a guarantor from time to time in accordance herewith, the “Guarantors”), each lender from time to time party hereto (collectively, the “Lenders”), BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent and Swing Line Lender, JPMORGAN CHASE BANK, N.A. and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Syndication Agents, and SUNTRUST BANK and REGIONS BANK, as Co-Documentation Agents.

The Borrowers have requested that the Lenders provide a revolving credit facility, and the Lenders have indicated their willingness to lend and the LC Issuers have indicated their willingness to issue Letters of Credit, in each case on the terms and conditions set forth herein.

In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

“Accommodation Payment” as defined in Section 10.21(d).

“Account” means “accounts” as defined in the UCC, and also means, without limitation, a right to payment of a monetary obligation, whether or not earned by performance, (a) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, (b) for services rendered or to be rendered, or (c) arising out of the use of a credit or charge card or information contained on or for use with the card.

“ACH” means automated clearing house transfers.

“Acquisition” means, with respect to any Person (a) the purchase of a Controlling interest in the Equity Interests of any other Person, (b) a purchase or other acquisition of all or substantially all of the assets or properties of another Person or of any business unit or line of business of another Person (other than acquisitions or openings of new stores in the ordinary course of business), (c) any Material Store Acquisition or (d) any merger or consolidation of such Person with any other Person or other transaction or series of transactions resulting in the acquisition of all or substantially all of the assets, or a Controlling interest in the Equity Interests, of any Person.

“Additional Tranche A Commitment Lender” shall have the meaning provided in Section 2.15(c).

“Adjusted LIBO Rate” means an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of one percent (1.0%)) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate. The Adjusted LIBO Rate will be adjusted automatically as to all LIBO Borrowings then outstanding as of the effective date of any change in the Statutory Reserve Rate.

“Adjustment Date” means the first day of each Fiscal Quarter of the Lead Borrower commencing with July 30, 2011.

“Administrative Agent” means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify the Lead Borrower and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire for each Lender in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agent(s)” means, individually, the Administrative Agent or the Collateral Agent, and collectively means both of them.

“Agent Parties” shall have the meaning specified in Section 10.02(c).

“Aggregate Commitments” means the Commitments of all the Lenders. The Aggregate Commitments as of the Closing Date total $1,000,000,000.

“Agreement” means this Credit Agreement.

“Allocable Amount” has the meaning specified in Section 10.21(d).

“Applicable Commitment Fee Percentage” means the applicable percentage set forth in the grid below determined on the Closing Date and, thereafter, on the first Business Day of each Fiscal Quarter, in each case based upon the Tranche A Average Usage or the Tranche A-1 Average Usage for the most recently completed prior Fiscal Quarter:

Tranche A Commitments

Tranche A Average Usage	Applicable Commitment Fee Percentage
Less than 50.0% of the Aggregate Commitments	0.500%
Equal to or greater than 50.0% of the Aggregate Commitments	0.375%

Tranche A-1 Commitments

Tranche A-1 Average Usage	Applicable Commitment Fee Percentage
Less than 50.0% of the Aggregate Commitments	0.500%
Equal to or greater than 50.0% of the Aggregate Commitments	0.375%

“Applicable Margin” means, with respect to Tranche A Credit Extensions and Tranche A-1 Credit Extensions, (a) from and after the Closing Date until the first Adjustment Date, the Applicable Margin shall be set at the percentages set forth in Level II of the applicable pricing grid below; and (b) from and after the first Adjustment Date (and each subsequent Adjustment Date) until the next Adjustment Date, the Applicable Margin shall be determined from the following applicable pricing grid based upon the Average Daily Availability for the Fiscal Quarter ending the day immediately preceding such starting Adjustment Date; provided, however, that notwithstanding anything to the contrary set forth herein, upon the occurrence of an Event of Default or the Termination Date, the Administrative Agent may, and at the direction of the Required Lenders shall, immediately increase the Applicable Margin to that set forth in Level I of the applicable pricing grid (even if the Average Daily Availability requirements for a different Level have been met); provided further if the information set forth in any Borrowing Base Certificate or any other certificate provided by the Loan Parties that is applicable to the calculation of the Applicable Margin otherwise proves to be false or incorrect such that the Applicable Margin would have been higher than was otherwise in effect during any period, without constituting a waiver of any Default arising as a result thereof, interest due under this Agreement shall be immediately recalculated at such higher rate for any applicable periods and shall be due and payable on demand.

Tranche A Credit Extensions

		Applicable Margin
Level	Average Daily Availability	LIBO Rate Margin	Base Rate Margin
I	< 33.33% of the Loan Cap	2.75%	1.75%
II	≥ 33.3% of the Loan Cap but < 66.6% of the Loan Cap	2.50%	1.50%
III	≥ 66.6% of the Loan Cap	2.25%	1.25%

Tranche A-1 Credit Extensions

		Applicable Margin
Level	Average Daily Availability	LIBO Rate Margin	Base Rate Margin
I	< 33.33% of the Loan Cap	4.25%	3.25%
II	≥ 33.3% of the Loan Cap but < 66.6% of the Loan Cap	4.00%	3.00%
III	≥ 66.6% of the Loan Cap	3.75%	2.75%

“Applicable Percentage” means the Tranche A Applicable Percentage or the Tranche A-1 Applicable Percentage, as applicable.

“Applicable Rate” means, at any time of calculation, a per annum rate equal to the Applicable Margin for Loans which are LIBO Rate Loans with respect to Tranche A Credit Extensions.

“Appraisal Percentage” means (a) with respect to the Tranche A Borrowing Base, eighty-five percent (85.0%) and (b) with respect to the Tranche A-1 Borrowing Base, seven and one-half percent (7.5%).

“Appraised Value” means with respect to Eligible Real Estate, the fair market value of the Eligible Real Estate as set forth in the most recent appraisal of the Eligible Real Estate as determined from time to time by an independent appraiser engaged by the Administrative Agent (in the case of any appraisal after the Closing Date, pursuant to Section 6.10(b) hereof), which appraisal shall assume, among other things, a marketing time of not greater than twelve (12) months (unless a longer period is otherwise agreed to by the Administrative Agent and the Arrangers) or less than three (3) months.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arranger(s)” means, individually, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Wells Fargo Capital Finance, LLC, and SunTrust Robinson Humphrey, Inc., and collectively, all of them, in each case, in their capacity as Joint Lead Arrangers.

“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit E or any other form approved by the Administrative Agent.

“Attributable Indebtedness” means, on any date, (a) in respect of any Capital Lease Obligation of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease or similar payments under the relevant lease or other applicable agreement or instrument that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease, agreement or instrument were accounted for as a capital lease.

“Audited Financial Statements” means (i) the audited consolidated balance sheet of the Lead Borrower and its Subsidiaries for the fiscal year ended April 30, 2010, and the related consolidated statements of income or operations, Shareholders’ Equity and cash flows for such fiscal year of the Lead Borrower and its Subsidiaries, including the notes thereto and (ii) the audited financial statements delivered to the Administrative Agent from time to time pursuant to Section 6.01(a).

“Auto-Extension Letter of Credit” shall have the meaning specified in Section 2.03(b)(iii).

“Availability” means, as of any date of determination thereof by the Administrative Agent, the greater of (a) the sum of Tranche A Availability and Tranche A-1 Availability and (b) zero.

“Availability Event” has the meaning provided in the definition of Trigger Event.

“Availability Period” means the period from and including the Closing Date to the earliest of (a) the Maturity Date, (b) the date of termination of the Aggregate Commitments in full pursuant to Section 2.06, and (c) the date of termination of the Commitment of each Lender to make Loans and of the obligation of the LC Issuers to make LC Credit Extensions pursuant to Section 8.02.

“Availability Reserves” means, without duplication of any other Reserves or items that are otherwise addressed or excluded through eligibility criteria, such reserves as the Administrative Agent from time to time determines in its Permitted Discretion as being appropriate (a) to reflect the impediments to the Agents’ ability to realize upon the Collateral, (b) to reflect claims and liabilities that the Administrative Agent determines will need to be satisfied in connection with the realization upon the Collateral, (c) to reflect criteria, events, conditions, contingencies or risks which adversely affect any component of the Tranche A Borrowing Base or the Tranche A-1 Borrowing Base, or (d) to reflect that a Default then exists. Without limiting the generality of the foregoing, Availability Reserves may include, in the Administrative Agent’s discretion, (but are not limited to) reserves based on: (i) rent; (ii) customs duties, and other costs to release Inventory that is (A) included in the Tranche A Borrowing Base and the Tranche A-1 Borrowing Base and (B) being imported into the United States; (iii) outstanding Taxes and other governmental charges, including, without limitation, ad valorem, real estate, personal property, sales, and other Taxes which may have priority over the interests of the Collateral Agent in the Collateral; (iv) salaries, wages and benefits due to employees of any Borrower, (v) Customer Credit Liabilities, (vi) warehousemen’s or bailee’s charges and other Permitted Encumbrances which may have priority over the interests of the Collateral Agent in the Collateral (other than Excluded Assets), (vii) Cash Management Reserves, (viii) Bank Products Reserves, and (ix) Seller Note Reserve.

“Average Daily Availability” means, as of any date of determination, the average daily Availability for the immediately preceding Fiscal Quarter.

“Bank of America” means Bank of America, N.A. and its successors.

“Bank Products” means any Swap Contracts provided to any Loan Party by a Lender or any of its Affiliates.

“Bank Product Reserves” means such reserves as the Administrative Agent from time to time determines in its discretion as being appropriate to reflect the liabilities and obligations of the Loan Parties with respect to Bank Products then provided or outstanding.

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1.0% (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate” and (c) the Adjusted LIBO Rate for an Interest Period of one month, plus 1.0%. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

“Base Rate Loan” means a Loan that bears interest based on the Base Rate.

“Blocked Account” has the meaning provided in Section 6.13(a)(iv).

“Blocked Account Agreement” means with respect to an account established by a Loan Party, an agreement, substantially in the form of Exhibit L hereto or otherwise in form and substance reasonably satisfactory to the Collateral Agent, establishing Control (as defined in the Security Agreement) of such account by the Collateral Agent and whereby the bank maintaining such account agrees, during any Trigger Period, to comply only with the instructions originated by the Collateral Agent without the further consent of any Loan Party.

“Blocked Account Bank” means each bank with whom deposit accounts are maintained in which any funds of any of the Loan Parties from one or more DDAs are concentrated and with whom a Blocked Account Agreement has been, or is required to be, executed in accordance with the terms hereof.

“BNCB” means Barnes & Noble College Booksellers, LLC, a Delaware limited liability company (successor to Barnes & Noble College Booksellers, Inc., a New York corporation).

“BNCB Acquisition” means the Acquisition of all the outstanding Equity Interests of BNCB by Lead Borrower from the Sellers pursuant to the terms of the BNCB Acquisition Documents.

“BNCB Acquisition Documents” means the BNCB Purchase Agreement, the Seller Note, the Senior Subordinated Seller Note and all related documents pertaining to the BNCB Acquisition.

“BNCB Blocked Account” means any Blocked Account of any BNCB Loan Party which, for the avoidance of doubt, shall not include any BNCB Trigger Period Accounts.

“BNCB Loan Parties” means BNCB and each Subsidiary thereof that is a Loan Party.

“BNCB Purchase Agreement” means that certain Stock Purchase Agreement dated August 7, 2009 by and among the Sellers and Lead Borrower.

“BNCB Standstill Period” means the period during which (a) a Trigger Period has occurred and is continuing, (b) the Borrowers have maintained Availability equal to or greater than fifteen percent (15.0%) of the Loan Cap at all times and (c) any BNCB Loan Party is engaged in Permitted Buy-Back Programs.

“BNCB Trigger Period” means, with respect to the BNCB Loan Parties, any portion of a Trigger Period that is not a BNCB Standstill Period. For the avoidance of doubt, the existence of a BNCB Trigger Period (other than as a result of an Event of Default) shall not, in and of itself, impair the right of the Borrowers to borrow Committed Loans in accordance with the terms and conditions hereof.

“BNCB Trigger Period Accounts” has the meaning specified in Section 6.13(e).

“Borrower” and “Borrowers” have the meaning specified in the introductory paragraph hereto.

“Borrower Materials” has the meaning specified in Section 6.02.

“Borrowing” means a Committed Borrowing or a Swing Line Borrowing, as the context may require.

“Borrowing Base” means an amount equal to the sum of the Tranche A Borrowing Base and the Tranche A-1 Borrowing Base.

“Borrowing Base Certificate” means a certificate substantially in the form of Exhibit F hereto (with such changes therein as may be required by the Administrative Agent to reflect the components of and reserves against the Tranche A Borrowing Base and the Tranche A-1 Borrowing Base as provided for hereunder from time to time), executed and certified as accurate and complete by a Responsible Officer of the Lead Borrower which shall include appropriate exhibits, schedules, supporting documentation, and additional reports as reasonably requested by the Administrative Agent.

“Business” means any and all business engaged in by any Loan Party or any Subsidiary thereof on the date hereof and any other business reasonably related, incidental or complimentary thereto.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located or in New York, New York and, if such day relates to any LIBO Rate Loan, means any such day on which dealings in Dollar deposits are conducted by and between banks in the London interbank market.

“Capital Expenditures” means, with respect to any Person for any period, (a) all expenditures made (whether made in the form of cash or other property) or costs incurred for the acquisition or improvement of fixed or capital assets of such Person (excluding normal replacements and maintenance which are properly charged to current operations), in each case that are (or should be) set forth as capital expenditures in a consolidated statement of cash flows of such Person for such period, in each case prepared in accordance with GAAP, and (b) Capital Lease Obligations incurred by a Person during such period, provided, however, that Capital Expenditures for the Lead Borrower and its Subsidiaries shall not include:

(i) expenditures to the extent they are made with proceeds of the issuance of Equity Interests of the Lead Borrower or any of its Subsidiaries,

(ii) expenditures with proceeds of insurance settlements, condemnation awards and other settlements in respect of lost, destroyed, damaged or condemned assets, equipment or other property to the extent such proceeds are not otherwise used or required to be used to prepay the Obligations or Cash Collateralize the outstanding LC Obligations pursuant to the terms hereunder,

(iii) expenditures that are accounted for as capital expenditures of the Lead Borrower or any Subsidiary that are actually paid for by other third party, including tenant allowances under leases and other amounts paid by landlords, and for which neither the Lead Borrower nor any Subsidiary has provided or is required to provide or incur, directly or indirectly, any consideration or obligation to such third party or any other Person (whether before, during or after such period),

(iv) the book value of any asset owned by the Lead Borrower or any of its Subsidiaries prior to or during such period to the extent that such book value is included as a capital expenditure during such period as a result of the Lead Borrower or such Subsidiary reusing or beginning to reuse such asset during such period without a corresponding expenditure actually having been made in such period, and

(v) the purchase price of equipment purchased during such period to the extent the consideration therefor consists of any combination of (i) used or surplus equipment traded in at the time of such purchase and (ii) the proceeds of a concurrent sale of used or surplus equipment, in each case, in the ordinary course of business, to the extent such proceeds are not otherwise used or required to be used to prepay the Obligations or Cash Collateralize the outstanding LC Obligations pursuant to the terms hereunder.

“Capital Lease Obligations” means, with respect to any Person for any period, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as liabilities on a consolidated balance sheet of such Person under GAAP and the amount of which obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Cash Collateral Account” means a non-interest bearing account established by one or more of the Loan Parties with Bank of America, and in the name of, the Collateral Agent (or as the Collateral Agent shall otherwise direct) and under the sole and exclusive dominion and control of the Collateral Agent, in which deposits are required to be made in accordance with Section 2.03(g) or Section 8.02(c).

“Cash Collateralize” means the delivery of cash or deposit account balances to the Collateral Agent as security for the payment of the Secured Obligations and pursuant to documentation in form and substance reasonably satisfactory to the Collateral Agent, in an amount equal to (a) with respect to LC Obligations, 105% of the aggregate amount thereof, and (b) with respect to any Secured Obligations under any Bank Product or Cash Management Services, such amount as may be agreed between the Loan Party and Lender or Affiliate of a Lender party to such Swap Contract constituting a Bank Product or to such Cash Management Services, as applicable. “Cash Collateralization” and “Cash Collateral” have a correlative meaning.

“Cash Equivalents” means Investments of the type referred to in Section 7.02(b) and other similar short term and/or liquid Investments.

“Cash Management Reserves” means such reserves as the Administrative Agent, from time to time, determines in its discretion as being appropriate to reflect the reasonably anticipated liabilities and obligations of the Loan Parties with respect to Cash Management Services then provided or outstanding.

“Cash Management Services” means any one or more of the following types or services or facilities provided to any Loan Party by a Lender or any of its Affiliates: (a) ACH transactions, (b) cash management services, including, without limitation, controlled disbursement services, treasury, depository, overdraft, and electronic funds transfer services, (c) foreign exchange facilities, and (d) credit cards, debit cards, payroll cards, store value cards and purchasing cards and related processing services.

“CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. § 9601 et seq.

“CERCLIS” means the Comprehensive Environmental Response, Compensation, and Liability Information System maintained by the United States Environmental Protection Agency.

“CFC” means a Person that is a controlled foreign corporation under Section 957 of the Code.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control” means an event or series of events by which:

(a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) (other than Leonard Riggio, his spouse, his lineal descendants, and trusts for the exclusive benefit of any such individuals or the executor or administrator of the estate or the legal representative of any of such individuals or any entity controlled by them) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 40.0% or more of the Equity Interests of the Lead Borrower entitled to vote for members of the board of directors or equivalent governing body of the Lead Borrower on a fully-diluted basis (including taking into account all such Equity Interests that such “person” or “group” has the right to acquire pursuant to any option right); or

(b) during any period of twenty-four (24) consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Lead Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body;

(c) any “change in control” or similar event as defined in any document governing the Permitted Senior Debt or the Seller Note; or

(d) the Lead Borrower ceases to own, directly or indirectly, 100% of the Equity Interests of any Loan Party, except where such failure is as a result of a transaction expressly permitted by the Loan Documents.

“Closing Date” means the first date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 10.01.

“Code” means the Internal Revenue Code of 1986, and the regulations promulgated thereunder, as amended and in effect.

“Co-Documentation Agent” means each of the co-documentation agents identified on the cover page of this Agreement.

“Collateral” means any and all “Collateral” as defined in any applicable Security Document and all other property that is or is intended under the terms of the Security Documents to be subject to Liens in favor of the Collateral Agent.

“Collateral Access Agreement” means an agreement substantially in the form of Exhibit H hereto or such other form as agreed to by the Collateral Agent in its Permitted Discretion and in each case otherwise reasonably satisfactory in form and substance to the Agents executed by (a) a bailee or other Person in possession of Collateral, and (b) a landlord of Real Estate leased by any Loan Party, in each case, including provisions pursuant to which such Person (i) acknowledges the Collateral Agent’s Lien on the Collateral, (ii) releases or subordinates such Person’s Liens, if any, in the Collateral held by such

Person or located on such Real Estate, and (iii) as to any landlord, provides the Collateral Agent with access to the Collateral located in or on such Real Estate and a reasonable time to sell and dispose of the Collateral from such Real Estate.

“Collateral Agent” means Bank of America, acting in such capacity for its own benefit and the ratable benefit of the other Credit Parties.

“Commercial Letter of Credit” means any letter of credit or similar instrument (including, without limitation, bankers’ acceptances) issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by the Lead Borrower or any other Loan Party in the ordinary course of business of such Person.

“Commitment” means any Tranche A Commitment or Tranche A-1 Commitment, as applicable.

“Committed Borrowing” means any Tranche A Committed Borrowing or Tranche A-1 Committed Borrowing, as applicable.

“Committed Loan” means any Tranche A Committed Loan or Tranche A-1 Committed Loan, as applicable.

“Committed Loan Notice” means a notice of a Tranche A Committed Borrowing or a Tranche A-1 Committed Borrowing pursuant to Section 2.01(a) or (b), respectively, which, if in writing, shall be substantially in the form of Exhibit A-1.

“Compliance Certificate” means a certificate substantially in the form of Exhibit D.

“Concentration Account” has the meaning provided in Section 6.13(c).

“Consent” means actual consent given by a Lender from whom such consent is sought.

“Consolidated” means, when used to modify a financial term, test, statement, or report of a Person, the application or preparation of such term, test, statement or report (as applicable) based upon the consolidation, in accordance with GAAP, of the financial condition or operating results of such Person and its Subsidiaries.

“Consolidated Adjusted Fixed Charge Coverage Ratio” means, at any date of determination for the purpose of determining whether a particular Restricted Payment or prepayment of Indebtedness (each a “Subject Transaction”) may be consummated pursuant to the terms of this Agreement, the ratio of (a) Consolidated EBITDA for such period minus (i) Capital Expenditures (other than in connection with Permitted Acquisitions) made during such period minus (ii) the aggregate amount of Federal, state, local and foreign income taxes paid in cash or required to be paid in cash during such period to (b) the sum of (i) Debt Service Charges (other than prepayments of principal in the Subject Transaction and, if the Subject Transaction is a prepayment of the Seller Note, all other prior prepayments of the Seller Note) plus (ii) the aggregate amount of all Restricted Payments made in cash (other than those made in the Subject Transaction and, if the Subject Transaction is a repurchase of equity interests, all repurchases related to such Subject Transaction that have previously been made as part of a single stock repurchase plan approved by the board of directors of the Lead Borrower, if any), in each case, of or by the Lead Borrower and the other Loan Parties for the most recently completed Measurement Period, all as determined on a consolidated basis in accordance with GAAP.

“Consolidated EBITDA” means, at any date of determination, an amount equal to Consolidated Net Income of the Lead Borrower and the other Loan Parties on a consolidated basis for the most recently completed Measurement Period, plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges, (ii) the provision for Federal, state, local and foreign income Taxes (net of any tax credits), (iii) depreciation and amortization expense, (iv) other expenses or losses reducing such Consolidated Net Income which do not represent a cash item in such period (including LIFO reserves) or any future period and (v) expenses deducted in such period resulting from the issuance of Equity Interests permitted hereunder, provided that such expenses are and will be non-cash items in the period when taken and in all later fiscal periods (in each case of or by the Lead Borrower and the other Loan Parties for such Measurement Period), minus (b) all non-cash gains increasing Consolidated Net Income (in each case of or by the Lead Borrower and the other Loan Parties for such Measurement Period), all as determined on a consolidated basis in accordance with GAAP.

“Consolidated Fixed Charge Coverage Ratio” means, at any date of determination, the ratio of (a) Consolidated EBITDA for such period minus (i) Capital Expenditures (other than in connection with Permitted Acquisitions) made during such period minus (ii) the aggregate amount of Federal, state, local and foreign income taxes paid in cash or required to be paid in cash during such period to (b) the sum of (i) Debt Service Charges plus (ii) the aggregate amount of all Restricted Payments made in cash, in each case, of or by the Lead Borrower and the other Loan Parties for the most recently completed Measurement Period, all as determined on a consolidated basis in accordance with GAAP.

“Consolidated Interest Charges” means, for any Measurement Period, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under Swap Contracts, but excluding any non-cash or deferred interest financing costs, and (b) the portion of rent expense with respect to such period under Capital Lease Obligations or Synthetic Lease Obligations that is treated as interest in accordance with GAAP, in each case of or by the Lead Borrower and the other Loan Parties for the most recently completed Measurement Period, all as determined on a consolidated basis in accordance with GAAP.

“Consolidated Net Income” means, as of any date of determination, the net income of the Lead Borrower and the other Loan Parties for the most recently completed Measurement Period, all as determined on a consolidated basis in accordance with GAAP, provided, however, that there shall be excluded (a) extraordinary gains (or extraordinary losses) for such Measurement Period, (b) the income (or loss) of any Subsidiary during such Measurement Period in which any other Person has a joint interest, except to the extent of the amount of cash dividends or other distributions actually paid in cash to such Subsidiary during such period, (c) the income (or loss) of any Person during such Measurement Period and accrued prior to the date it becomes a Loan Party or is merged into or consolidated with a Loan Party or such Person’s assets are acquired by a Loan Party, and (d) the income of any Loan Party to the extent that the declaration or payment of dividends or similar distributions by that Loan Party of that income is not at the time permitted by operation of the terms of its Organization Documents or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Loan Party, except that the Lead Borrower’s equity in any net loss of any such Loan Party for such Measurement Period shall be included in determining Consolidated Net Income.

“Contractual Obligation” means, as to any Person, any provision of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Conversion/Continuation Notice” means a notice of (a) a conversion of Loans from one Type to the other, or (b) a continuation of LIBO Rate Loans, pursuant to Section 2.02(c), which, if in writing, shall be substantially in the form of Exhibit A-2.

“Cost” means the lower of cost or market value of Inventory, based upon the Borrowers’ accounting practices, known to the Administrative Agent, which practices are in effect on the Closing Date as such calculated cost is determined from invoices received by the Borrowers and reported on the Borrowers’ stock ledger. “Cost” may include freight charges inbound either to the Borrowers’ distribution centers or by direct shipments to Stores in amounts consistent with reporting on the Borrowers’ stock ledgers but shall not include inventory capitalization costs or other non-purchase price charges (such as freight charges outbound from the Borrowers’ distributions centers) used in the Borrowers’ calculation of cost of goods sold.

“Co-Syndication Agent” means each of the co-syndication agents identified on the cover page of this Agreement.

“Credit Card Notifications” has the meaning provided in Section 6.13(a)(ii).

“Credit Card Receivables” means each “Account” (as defined in the UCC) together with all income, payments and proceeds thereof, owed by a major credit card issuer (including, but not limited to, Visa, MasterCard, American Express, Discover and Pay Pal and such other issuers approved by the Administrative Agent) to a Loan Party resulting from charges by a customer of a Loan Party on credit cards issued by such issuer in connection with the sale of goods by a Loan Party, or services performed by a Loan Party, in each case in the ordinary course of its business.

“Credit Extensions” mean each of the following: (a) a Borrowing and (b) an LC Credit Extension.

“Credit Party” or “Credit Parties” means (a) individually, (i) each Lender, (ii) each Lender and/or its Affiliate in its capacity as a provider of any Bank Products or Cash Management Services, (iii) each Agent, (iv) each LC Issuer, (v) any other Person to whom Secured Obligations under this Agreement and other Loan Documents are owing, and (vi) the successors and assigns of each of the foregoing, and (b) collectively, all of the foregoing.

“Credit Party Expenses” means, without limitation, (a) all reasonable out-of-pocket expenses incurred by the Agents and their respective Affiliates, in connection with this Agreement and the other Loan Documents, including without limitation (i) the reasonable fees, charges and disbursements of (A) counsel for the Agents, (B) outside consultants for the Agents, (C) appraisers, (D) commercial finance examiners, and (E) without duplication of any amounts reimbursed pursuant to the foregoing subclauses (i) (A) – (D), all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of the Secured Obligations, (ii) in connection with (A) the syndication of the credit facilities provided for herein, (B) the administration and management of this Agreement and the other Loan Documents or the preparation, negotiation, execution and delivery the Loan Documents or of any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated thereby shall be consummated), (C) the enforcement or protection of their rights in connection with this Agreement or the Loan Documents or efforts to preserve, protect, collect, or enforce the Collateral or in connection with any proceeding under any Debtor Relief Laws, or (D) without duplication of any amounts reimbursed pursuant to the foregoing subclause (ii)(C), any workout, restructuring or negotiations in respect of any Secured Obligations, and (b) with respect to any LC Issuer, and its Affiliates, all reasonable out-of-pocket expenses incurred in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder; and (c) all reasonable out-of-pocket expenses incurred by the Credit Parties who are not the Agents, an LC Issuer or any Affiliate of any of them, after the occurrence and during the continuance of an Event of Default, including, without limitation, in connection with any workout, restructuring or negotiations in respect of the Secured Obligations, or enforcement or protection of their rights or efforts to preserve, protect, collect, or enforce the Collateral or in connection with any proceeding under any Debtor Relief Laws, provided that such Credit Parties shall be entitled to reimbursement for no more than one counsel representing all such Credit Parties (absent a conflict of interest in which case the Credit Parties may engage and be reimbursed for additional counsel).

“Customary BNCB Dispositions” has the meaning specified in Section 7.05(c).

“Customer Credit Liabilities” means at any time, the aggregate remaining value at such time of (a) outstanding merchandise credits, gift certificates and gift cards of the Borrowers entitling the holder thereof to use all or a portion of the credit, certificate or gift card to pay all or a portion of the purchase price for any Inventory, and (b) outstanding customer deposits of the Borrowers.

“DDA” means each checking, savings or other demand deposit account maintained by any of the Loan Parties. All funds in each DDA shall be presumed to be Collateral and proceeds of Collateral and the Agents and the Lenders shall have no duty to inquire as to the source of the amounts on deposit in any DDA.

“DDA Notification” has the meaning provided therefor in Section 6.13(a)(i).

“Debt Service Charges” means for any Measurement Period, the sum of (a) Consolidated Interest Charges paid in cash or required to be paid in cash for such Measurement Period, plus (b) principal payments, other than Permitted Senior Seller Note Payments or Permitted Refinancings, made or required to be made on account of Indebtedness (excluding the Obligations but including, without limitation, Capital Lease Obligations) for such Measurement Period, in each case determined on a consolidated basis in accordance with GAAP.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Margin, if any, applicable to Base Rate Loans, plus (iii) two percent ( 2.0%) per annum; provided, however, that with respect to a LIBO Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Margin) otherwise applicable to such Loan plus two percent ( 2.0%) per annum, and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Rate for Letters of Credit, plus two percent (2.0%) per annum.

“Defaulting Lender” means any Lender that (a) has failed to fund any portion of the Committed Loans, participations in LC Obligations or participations in Swing Line Loans required to be funded by it hereunder within two (2) Business Days of the date required to be funded by it hereunder, (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three (3) Business Days of the date when due, unless the subject of a good faith dispute, or (c) has been deemed insolvent or become the subject of a bankruptcy, insolvency or similar proceeding; provided that receipt of financial or other support from a Governmental Entity shall not, in and of itself, constitute or be deemed to constitute insolvency under this clause (c).

“Deteriorating Lender” means any Defaulting Lender or any Lender as to which (a) the LC Issuer has a good faith belief that such Lender has defaulted in fulfilling its obligations under more than one other syndicated credit facility, or (b) a Person that Controls such Lender has been deemed insolvent or become the subject of a bankruptcy, insolvency or similar proceeding; provided, that receipt of financial or other support from a Governmental Entity shall not, in and of itself, constitute or be deemed to constitute insolvency under this clause (b).

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction and any sale, transfer, license or other disposition of (whether in one transaction or in a series of transactions) of any property (including, without limitation, any issuance and sale of any Equity Interests in another Person) by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. For the avoidance of doubt, the termination of any Lease by a counterparty pursuant to any right of termination (other than upon a default by any Loan Party) under such Lease does not constitute a Disposition by any Loan Party.

“Disqualified Stock” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is one hundred twenty (120) days after the Maturity Date; provided, however, that (i) only the portion of such Equity Interests which so matures or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the holder thereof prior to such date shall be deemed to be Disqualified Stock and (ii) with respect to any Equity Interests issued to any employee or to any plan for the benefit of employees of the Lead Borrower or any other Loan Party or by any such plan to such employees, such Equity Interest shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Lead Borrower or any other Loan Party in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, resignation, death or disability and (iii) if any class of Equity Interest of such Person that by its terms authorizes such Person to satisfy its obligations thereunder by delivery of an Equity Interest that is not Disqualified Stock, such Equity Interests shall not be deemed to be Disqualified Stock. Notwithstanding the preceding sentence, any Equity Interest that would constitute Disqualified Stock solely because the holders thereof have the right to require a Loan Party to repurchase such Equity Interest upon the occurrence of a change of control or an asset sale shall not constitute Disqualified Stock. The amount of Disqualified Stock deemed to be outstanding at any time for purposes of this Agreement will be the maximum amount that the Lead Borrower and the other Loan Parties may become obligated to pay upon maturity of, or pursuant to any mandatory redemption provisions of, such Disqualified Stock or portion thereof, plus accrued dividends.

“Dollars” and “$” mean lawful money of the United States.

“Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States.

“Eligible Assignee” means (a) a Credit Party or any of its Affiliates; (b) a bank, insurance company, or company engaged in the business of making commercial loans, which Person, together with its Affiliates, has a combined capital and surplus in excess of $500,000,000.00; (c) an Approved Fund; (d) any Person to whom a Credit Party assigns its rights and obligations under this Agreement as part of an assignment and transfer of such Credit Party’s rights in and to a material portion of such Credit Party’s portfolio of asset based credit facilities, and (e) any other Person (other than a natural person) approved by (i) the Administrative Agent, the LC Issuer and the Swing Line Lender, and (ii) unless an Event of Default has occurred and is continuing, the Lead Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include a Loan Party or any of the Loan Parties’ Affiliates or Subsidiaries.

“Eligible Accounts Receivables” means Accounts arising from the sale of a Borrower’s Inventory (other than those consisting of Credit Card Receivables) or the rendition of services that satisfies the following criteria at the time of creation and continues to meet the same at the time of such determination: such Account (i) has been earned by full performance and represents the bona fide amounts due to a Borrower from an account debtor, and in each case originated in the ordinary course of business of such Borrower, and (ii) is not ineligible for inclusion in the calculation of the Tranche A Borrowing Base pursuant to any of clauses (a) through (r) below. Without limiting the foregoing, to qualify as an Eligible Accounts Receivable, an Account shall indicate no Person other than a Borrower as payee or remittance party. In determining the amount to be so included, the face amount of an Account shall be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that a Borrower may be obligated to rebate to a customer pursuant to the terms of any agreement or understanding (written or oral)) and (ii) the aggregate amount of all cash received in respect of such Account but not yet applied by the Borrowers to reduce the amount of such Eligible Account Receivable. Any Accounts meeting the foregoing criteria shall be deemed Eligible Accounts Receivables but only as long as such Account is not included within any of the following categories, in which case such Account shall not constitute an Eligible Account Receivable:

(a) Accounts that are not evidenced by an invoice;

(b) Accounts that have been outstanding for more than ninety (90) days from the invoice date or more than sixty (60) days past the due date;

(c) Accounts due from any account debtor for which more than 50.0% of the Accounts owing from such account debtor and its Affiliates are ineligible under clause (b) above.

(d) Accounts with respect to which a Borrower does not have good, valid and marketable title thereto, free and clear of any Lien (other than Liens granted to the Collateral Agent pursuant to the Security Documents and other Permitted Encumbrances) or which are not subject to a first priority security interest in favor of the Collateral Agent;

(e) Accounts which are disputed or with respect to which a claim, counterclaim, offset or chargeback has been asserted, but only to the extent of such dispute, counterclaim, offset or chargeback;

(f) Accounts which arise out of any sale made not in the ordinary course of business, made on a basis other than upon credit terms usual to the business of the Borrowers or are not payable in Dollars;

(g) Accounts which do not conform in all material respects to all representations, warranties or other provisions in the Loan Documents relating to Accounts;

(h) Accounts which are owed by any Affiliate or any employee of a Loan Party;

(i) Accounts due from an account debtor which is the subject of any bankruptcy or insolvency proceeding, has had a trustee or receiver appointed for all or a substantial part of its property, has made an assignment for the benefit of creditors or has suspended its business;

(j) Accounts due from any Governmental Authority other than (i) Accounts for which all consents, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the performance of such Account by the account debtor or in connection with the enforcement of such Account by the Agent, in each case, have been duly obtained, effected or given or are in full force and effect and (ii) Eligible State University Accounts;

(k) Accounts (i) owing from any Person that is also a supplier to or creditor of a Loan Party or any of its Subsidiaries unless such Person has waived any right of setoff in a manner acceptable to the Administrative Agent, (ii) representing any manufacturer’s or supplier’s credits, discounts, incentive plans or similar arrangements entitling a Loan Party or any of its Subsidiaries to discounts on future purchase therefrom or (iii) representing a progress billing or retainage;

(l) Accounts arising out of sales on a bill-and-hold, guaranteed sale, sale-or-return, sale on approval or consignment basis or subject to any right of return, setoff or charge back;

(m) Accounts arising out of sales to account debtors outside the United States unless such Accounts are fully backed by an irrevocable letter of credit on terms, and issued by a financial institution, acceptable to the Administrative Agent in its Permitted Discretion;

(n) Accounts evidenced by a promissory note or other instrument;

(o) Accounts consisting of amounts due from vendors as rebates or allowances;

(p) Accounts which are in excess of the credit limit for such account debtor established by the Loan Parties in the ordinary course of business and consistent with past practices;

(q) Accounts which include extended payment terms (datings) beyond those generally furnished to other account debtors in the ordinary course of business without the consent of the Administrative Agent; or

(r) Accounts which the Administrative Agent determines in its Permitted Discretion to be unacceptable for inclusion in the Tranche A Borrowing Base.

“Eligible Credit Card Receivables” means at the time of any determination thereof, each Credit Card Receivable that satisfies the following criteria at the time of creation and continues to meet the same at the time of such determination: such Credit Card Receivable (i) has been earned by performance and represents the bona fide amounts due to a Borrower from a credit card payment processor and/or credit card issuer, and in each case originated in the ordinary course of business of such Borrower, and (ii) is not ineligible for inclusion in the calculation of the Tranche A Borrowing Base pursuant to any of clauses (a)

through (k) below. Without limiting the foregoing, to qualify as an Eligible Credit Card Receivable, an Account shall indicate no Person other than a Borrower as payee or remittance party. In determining the amount to be so included, the face amount of an Account shall be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that a Borrower may be obligated to rebate to a customer, a credit card payment processor, or credit card issuer pursuant to the terms of any agreement or understanding (written or oral)) and (ii) the aggregate amount of all cash received in respect of such Account but not yet applied by the Loan Parties to reduce the amount of such Credit Card Receivable. Any Credit Card Receivables meeting the foregoing criteria shall be deemed Eligible Credit Card Receivables but only as long as such Credit Card Receivable is not included within any of the following categories, in which case such Credit Card Receivable shall not constitute an Eligible Credit Card Receivable:

(a) Credit Card Receivables which do not constitute an “Account” (as defined in the UCC);

(b) Credit Card Receivables that have been outstanding for more than five (5) Business Days from the date of sale;

(c) Credit Card Receivables with respect to which a Borrower does not have good, valid and marketable title, free and clear of any Lien (other than Liens granted to the Collateral Agent pursuant to the Security Documents and other Permitted Encumbrances);

(d) Credit Card Receivables that are not subject to a first priority security interest in favor of the Collateral Agent (it being the intent that chargebacks in the ordinary course by such processors shall not be deemed violative of this clause);

(e) Credit Card Receivables which are disputed, are with recourse, or with respect to which a claim, counterclaim, offset or chargeback has been asserted (to the extent of such claim, counterclaim, offset or chargeback) by any Person;

(f) Credit Card Receivables as to which the processor has the right under certain circumstances to require a Loan Party to repurchase the Accounts from such credit card processor;

(g) Credit Card Receivables due from an issuer or payment processor of the applicable credit card which is the subject of any bankruptcy, insolvency or similar proceedings;

(h) Credit Card Receivables which are not a valid, legally enforceable obligation of the applicable issuer with respect thereto;

(i) Credit Card Receivables which do not conform in all material respects to all representations, warranties or other provisions in the Loan Documents relating to Credit Card Receivables;

(j) Credit Card Receivables which are evidenced by “chattel paper” or an “instrument” of any kind unless such “chattel paper” or “instrument” is in the possession of the Collateral Agent, and to the extent necessary or appropriate, endorsed to the Collateral Agent; or

(k) Credit Card Receivables which the Administrative Agent determines in its Permitted Discretion to be uncertain of collection.

“Eligible Inventory” means, as of the date of determination thereof, without duplication, items of Inventory of a Borrower that are finished goods, merchantable and readily saleable to the public in the ordinary course that, in each case, complies with each of the representations and warranties expressly respecting Inventory made by the Borrowers in the Loan Documents, and that is not excluded as ineligible by virtue of one or more of the criteria set forth below. The following items of Inventory shall not be included in Eligible Inventory:

(a) Inventory that is not solely owned by a Borrower or a Borrower does not have good and valid title thereto;

(b) Inventory that is leased by or is on consignment to a Borrower or which is consigned by a Borrower to a Person that is not a Loan Party;

(c) Inventory that is not located in the United States of America (excluding territories or possessions of the United States);

(d) Inventory at a location that is owned or leased by a Borrower, except to the extent that the Borrowers have furnished the Administrative Agent with (i) any UCC financing statements or other documents that the Administrative Agent may determine to be necessary to perfect its security interest in such Inventory at such location, and (ii) with respect to any Material Storage Location, a Collateral Access Agreement executed by the Person owning any such Material Storage Location on terms reasonably acceptable to the Administrative Agent;

(e) Inventory that is comprised of goods which (i) are damaged, defective, “seconds,” or otherwise unmerchantable, (ii) that have been or are in the process of being returned to the vendor, (iii) are obsolete or slow moving, or custom items, work-in-process, raw materials, or that constitute spare parts, promotional, marketing, packaging and shipping materials or supplies used or consumed in a Borrower’s business, (iv) are seasonal in nature and which have been packed away for sale in the subsequent season, (v) are not in compliance with all standards imposed by any Governmental Authority having regulatory authority over such Inventory, its use or sale, (vi) are bill and hold goods or (vii) are in-transit;

(f) Inventory that is not subject to a perfected first-priority security interest in favor of the Collateral Agent, subject in priority only to any interest, title or lien of a landlord, lessor or other property owner under a Lease or applicable Laws (provided that, for the avoidance of doubt, no provisions with respect to the subordination of Liens or other landlord rights in any Collateral Access Agreement shall be deemed to violate this clause (f));

(g) Inventory that consists of samples, labels, bags, packaging, and other similar non-merchandise categories;

(h) Inventory that is not insured in compliance with the provisions of Section 5.10 hereof;

(i) Inventory that has been sold but not yet delivered or as to which a Borrower has accepted a deposit;

(j) Inventory that is subject to any licensing, patent, royalty, trademark, trade name or copyright agreement with any third party which has expired or has been terminated or with respect to which any Borrower or any of its Subsidiaries has received notice of a dispute in respect of any such agreement;

(k) Inventory acquired in a Permitted Acquisition, unless and until the Collateral Agent has completed or received (A) an appraisal of such Inventory from appraisers satisfactory to the Collateral Agent, establishes an advance rate and Inventory Reserves (if applicable) therefor, and otherwise agrees that such Inventory shall be deemed Eligible Inventory, and (B) such other due diligence as the Agents may require, all of the results of the foregoing to be reasonably satisfactory to the Agents;

(l) Inventory subject to any lease, rental agreement or similar arrangement with any Person who is not a Loan Party or any such Inventory that is unreturned at the end of such lease or rental period; or

(m) Inventory which the Administrative Agent determines in its Permitted Discretion to be unacceptable for inclusion in the Borrowing Base.

“Eligible Real Estate” means Real Estate which satisfies all of the following conditions:

(a) such Real Estate is located in the continental United States;

(b) a Borrower owns such Real Estate in fee simple absolute;

(c) the Administrative Agent shall have received evidence that all actions have been taken for which the Administrative Agent shall have notified the Lead Borrower that the Administrative Agent has reasonably deemed necessary in order to create a valid first priority Lien (subject in priority only to (i) Permitted Encumbrances set forth in Sections 7.01(a), (c), (d) and (h), provided, that, with respect to Liens for Taxes being contested in compliance with Section 6.04 and Permitted Encumbrances set forth in Section 7.01(d), such Liens are insured over by the applicable Title Policy and (ii) such other Lien (other than any Lien securing Indebtedness for borrowed money or other funded debt) as may be approved by the Collateral Agent in its Permitted Discretion) in such Real Estate;

(d) the Real Estate or any portion thereof (the loss of which shall have, in the Permitted Discretion of the Collateral Agent, a material impact on the use, operation or value of the “Property” (as defined in the applicable Mortgage)) shall not have been damaged or taken through condemnation (which term shall include any damage or taking by any Governmental Authority, quasi-governmental authority, any Person having the power of condemnation, or any transfer by private sale in lieu thereof), either temporarily or permanently;

(e) the Administrative Agent shall have received an appraisal of such Real Estate complying with the requirements of FIRREA by a third party appraiser engaged by the Administrative Agent and otherwise in form and substance reasonably satisfactory to the Administrative Agent; and

(f) all Real Estate Eligibility Requirements with respect to such Real Estate shall have been satisfied in the Administrative Agent’s Permitted Discretion.

“Eligible State University Accounts” means Accounts that otherwise satisfy the eligibility requirements of “Eligible Accounts Receivable” and that are owing from colleges or universities that are agencies or political subdivisions of state or local Governmental Authorities and that arise in the ordinary course of business of the Borrowers from management agreements, textbook or course pack sales, trade or general merchandise sales, guarantees of payments due from students or otherwise.

“Environmental Assessment” has the meaning specified in the definition of Real Estate Eligibility Requirements.

“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any hazardous materials into the environment, including those related to hazardous substances or hazardous wastes, air emissions and discharges to waste or public systems.

“Environmental Liability” means any liability, obligation, damage, loss, claim, action, suit, judgment, order, fine, penalty, fee, expense, or cost, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal or presence of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or membership or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or membership or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such membership or other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with a Loan Party within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by a Loan Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by a Loan Party or any ERISA Affiliate from a Multiemployer Plan or notification to a Loan Party that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon a Loan Party or any ERISA Affiliate.

“Event of Default” has the meaning specified in Section 8.01. An Event of Default shall be deemed to be continuing unless and until that Event of Default has been duly waived as provided in Section 10.01 hereof.

“Excluded Assets” has the meaning given to such term in the Security Agreement.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, the LC Issuer or any other recipient of any payment to be made by or on account of any obligation of the Borrowers hereunder, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which any Loan Party is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Lead Borrower under Section 10.13), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office) or is attributable to such Foreign Lender’s failure or inability (other than as a result of a Change in Law) to comply with Section 3.01(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the Borrowers with respect to such withholding tax pursuant to Section 3.01(a).

“Executive Order” has the meaning set forth in Section 10.18.

“Existing Credit Agreement” means that certain Credit Agreement dated as of September 30, 2009 among the Lead Borrower, certain other borrowers party thereto, Bank of America, N.A., as agent, the other agents party thereto and a syndicate of lenders.

“Existing Letters of Credit” means the letters of credit described on Schedule 1.04 hereto.

“Facility Guaranty” means any Guarantee made by the Guarantors in favor of the Credit Parties, including as set forth in Article XI hereto or in any guaranty agreement in form reasonably satisfactory to the Administrative Agent.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

“Fee Letters” means the (i) Fee Letter dated March 25, 2011, between the Lead Borrower and Bank of America and (ii) each other similar fee letter relating to the credit facilities provided hereunder between the Lead Borrower and any other Lead Lender.

“FIRREA Documents” has the meaning specified in the definition of Real Estate Eligibility Requirements.

“Fiscal Month” means any fiscal month of any Fiscal Year determined in accordance with the fiscal accounting calendar of the Loan Parties.

“Fiscal Quarter” means any fiscal quarter of any Fiscal Year determined in accordance with the fiscal accounting calendar of the Loan Parties.

“Fiscal Year” means any period of twelve (12) consecutive months ending on the Saturday that is closest to the last day of April of any calendar year.

“Flood Zone Certification” has the meaning specified in the definition of Real Estate Eligibility Requirements.

“Foreign Assets Control Regulations” has the meaning set forth in Section 10.18.

“Foreign Lender” means any Lender and each LC Issuer, if such Person is organized under the laws of a jurisdiction other than that in which the Lead Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Foreign Subsidiary” means any Subsidiary organized under the laws of a political subdivision outside of the United States.

“Fronting Fee” has the meaning assigned to such term in Section 2.03(j).

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Fully Satisfied” means (a) with respect to any Secured Obligations or Obligations, as applicable, the full cash payment thereof, including all principal, interest and fees with respect thereto and any interest, fees and other charges accruing during a proceeding under any Debtor Relief Law (whether or not such amounts are allowed or allowable in whole or in part in such proceeding), but shall not include any roll up of any Secured Obligations or Obligations in any debtor in possession financing during any such proceeding; and (b) with respect to LC Obligations, Other Liabilities or Obligations that are inchoate or contingent in nature, the Cash Collateralization thereof (or delivery of a standby letter of credit acceptable to the applicable Credit Party in its discretion, in the amount of required Cash Collateral). No Loans shall be deemed to have been Fully Satisfied until all Commitments related to such Loans have expired or been terminated.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guarantee” means, as to any Person, any (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien), but excluding in all cases endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

“Guaranteed Obligations” has the meaning specified in Section 11.01.

“Guarantor” means each wholly-owned Subsidiary of the Lead Borrower (other than any Borrower, any CFC or any Immaterial Subsidiary) and each other Subsidiary of the Lead Borrower that is not a Borrower and that is required to execute and deliver a Facility Guaranty pursuant to Section 6.12.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Honor Date” has the meaning specified in Section 2.03(c)(i).

“Immaterial Subsidiary” means each Foreign Subsidiary and each other Subsidiary of the Lead Borrower that has, in accordance with Section 6.02(a) hereof, been designated by the Lead Borrower in its certificate to the Administrative Agent as an “Immaterial Subsidiary” for purposes of this Agreement and the other Loan Documents, provided that (a) for purposes of this Agreement, at no time shall (i) the total assets of all Immaterial Subsidiaries, as of the end of the most recent Fiscal Quarter for which financial statements have been delivered pursuant to Section 6.01(a) or Section 6.01(b) hereof, equal or exceed five percent (5.0%) of the Consolidated total assets of the Lead Borrower and its Subsidiaries, or (ii) any Immaterial Subsidiary own any assets included in the Borrowing Base, or (iii) the gross revenues of all Immaterial Subsidiaries for any Measurement Period equal or exceed five percent (5.0%) of the Consolidated gross revenues of the Lead Borrower and its Subsidiaries for such Measurement Period, in each case as determined in accordance with GAAP, and (b) no Subsidiary that has been designated or otherwise constitutes an “Immaterial Subsidiary” may be re-designated a “Subsidiary” or be treated under the Loan Documents as a Loan Party without the written approval of the Administrative Agent which approval will not be unreasonably withheld. As of the Closing Date, the Subsidiaries specified on Schedule 1.03 hereto are the only Subsidiaries designated by the Lead Borrower as Immaterial Subsidiaries for purposes of this Agreement and the other Loan Documents.

“Increase Effective Date” shall have the meaning provided therefor in Section 2.15(d).

“Increased Tranche A Commitment Lender” shall have the meaning provide in Section 2.15(b).

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;

(c) net obligations of such Person under any Swap Contract;

(d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable and corporate and purchasing card obligations in the ordinary course of business and, in each case, paid in accordance with the payment terms thereof and otherwise not past due for more than 90 days);

(e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f) all Attributable Indebtedness of such Person;

(g) (i) all Disqualified Stock and (ii) subject to the penultimate sentence of the definition of Disqualified Stock, all other obligations of such Person to purchase, redeem, retire, defease or otherwise make any cash payment, in each case under this clause (ii), on or prior to the date that is one hundred twenty (120) days after the Maturity Date, in respect of any Equity Interest in such Person or any other Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and

(h) all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date.

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Indemnitee” has the meaning specified in Section 10.04(b).

“Information” has the meaning specified in Section 10.07.

“Intellectual Property” means all present and future: trade secrets, know-how and other proprietary information; trademarks, trademark applications, internet domain names, service marks, trade dress, trade names, business names, designs, logos, slogans (and all translations, adaptations, derivations and combinations of the foregoing) indicia and other source and/or business identifiers, and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world; copyrights and copyright applications; (including copyrights for computer programs) and all tangible and intangible property embodying the copyrights, unpatented inventions (whether or not patentable); patents and patent applications; industrial design applications and registered industrial designs; license agreements related to any of the foregoing and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, computer software, source codes, object codes, executable code, data, databases and other physical manifestations, embodiments or incorporations of any of the foregoing; all other intellectual property; and all common law and other rights throughout the world in and to all of the foregoing.

“Interest Payment Date” means, (a) as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided, however, that if any Interest Period for a LIBO Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan (including a Swing Line Loan), the first Business Day of each month and the Maturity Date.

“Interest Period” means, as to each LIBO Rate Loan, the period commencing on the date such LIBO Rate Loan is disbursed or converted to or continued as a LIBO Rate Loan and ending on the date one (1) week or one (1), two (2), three (3) or six (6) months thereafter, as selected by the Lead Borrower in its Committed Loan Notice; provided that:

(i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

(iii) no Interest Period shall extend beyond the Maturity Date; and

(iv) notwithstanding the provisions of clause (iii), no Interest Period shall have a duration of less than one (1) week, and if any Interest Period applicable to a LIBO Borrowing would be for a shorter period, such Interest Period shall not be available hereunder.

For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Internal Control Event” means (a) with respect to the Lead Borrower, a determination by management or the Audit Committee of the Board of Directors of the Lead Borrower or by the Lead Borrower’s Public Accountants that (i) a material weakness in internal controls over financial reporting, as described in PCAOB Auditing Standard No. 5, exists in the Lead Borrower’s internal control over financial reporting, or (ii) a member of the senior management of the Lead Borrower has committed a material act of fraud, and (b) with respect to the any Subsidiary of the Lead Borrower, a determination by management or the Audit Committee of the Board of Directors of the Lead Borrower or by the Lead Borrower’s Public Accountants that (i) a material weakness in internal controls over financial reporting, as described in PCAOB Auditing Standard No. 5, exists in the such Subsidiary’s internal control over financial reporting, or (ii) a member of the senior management of such Subsidiary has committed an act of fraud, in either case under this clause (b) that could reasonably be expected to result in an Material

Adverse Effect; provided, that, for the avoidance of doubt in the case of clause (b)(i) with respect to BNCB, until August 1, 2011, a determination by management or the audit committee of the Lead Borrower’s Board of Directors or by the Lead Borrower’s Public Accountants of the existence of a material weakness due to a deficiency in the design or operation of BNCB’s internal controls over financial reporting, as described in PCAOB Auditing Standard No. 5, shall not be considered to result in a Material Adverse Effect so long as (i) such determination is made solely with respect to the internal controls of BNCB as a wholly-owned subsidiary of the Lead Borrower immediately after giving effect to the BNCB Acquisition, (ii) the failure to rectify such weakness shall not have resulted in a violation of applicable securities or other Laws and (iii) such weakness does not result in any material misstatement of the Lead Borrower’s consolidated interim or audited financial statements.

“Inventory” has the meaning given that term in the UCC, and shall also include, without limitation, all: (a) goods which (i) are leased by a Person as lessor, (ii) are held by a Person for sale or lease or to be furnished under a contract of service, (iii) are furnished by a Person under a contract of service, or (iv) consist of raw materials, work in process, or materials used or consumed in a business; (b) goods of said description in transit; (c) goods of said description which are returned, repossessed or rejected; and (d) packaging, advertising, and shipping materials related to any of the foregoing.

“Inventory Reserves” means such reserves as may be established from time to time by the Administrative Agent in the Administrative Agent’s Permitted Discretion with respect to the determination of the saleability, at retail, of the Eligible Inventory or which reflect such other factors as affect the market value of the Eligible Inventory. Without limiting the generality of the foregoing, Inventory Reserves may, in the Administrative Agent’s Permitted Discretion, include (but are not limited to) reserves based on:

(a) obsolescence;

(b) seasonality;

(c) Shrink;

(d) imbalance;

(e) change in Inventory character;

(f) change in Inventory composition;

(g) change in Inventory mix;

(h) mark-downs (both permanent and point of sale);

(i) retail mark-ons and mark-ups inconsistent with prior period practice and performance, industry standards, current business plans or advertising calendar and planned advertising events;

(j) reasonably anticipated changes in appraised value of Inventory between appraisals; and

(k) Out-of-date and/or expired Inventory.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person, or (c) any Acquisition; provided, however, that any amount payable by a vendor to any Loan Party with respect to the return of inventory or supplies by such Loan Party to such vendor in the ordinary course of business shall not constitute an “Investment” hereunder so long as (i) such amount has not been outstanding for more than 150 days and (ii) such inventory is not then included in the Borrowing Base. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“IRS” means the United States Internal Revenue Service.

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).

“Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the LC Issuer and any Borrower or in favor the LC Issuer and relating to any such Letter of Credit.

“Joinder Agreement” means an agreement, substantially in the form of Exhibit I hereto and otherwise in form satisfactory to the Administrative Agent pursuant to which, among other things, a Person becomes a party to, and bound by the terms of, this Agreement and/or the other Loan Documents in the same capacity and to the same extent as either a Borrower or a Guarantor, as the Administrative Agent may determine.

“Laws” means each international, foreign, federal, state and local statute, treaty, rule, guideline, regulation, ordinance, code and administrative or judicial precedent or authority, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and each applicable administrative order, directed duty, request, license, authorization and permit of, and agreement with, any Governmental Authority, in each case whether or not having the force of law.

“LC Advance” means, with respect to each Tranche A Lender, such Lender’s funding of its participation in any LC Borrowing in accordance with its Tranche A Applicable Percentage.

“LC Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Tranche A Committed Borrowing.

“LC Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

“LC Issuer” means (a) Bank of America, JPMorgan Chase Bank, N.A., and Wells Fargo Bank, National Association, each in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder (which successor may only be a Lender selected by the Administrative Agent in its discretion and, so long as no Event of Default has occurred and is continuing, consented to by the Lead Borrower), and (b) with respect to the Existing Letters of Credit and until such Existing Letters of Credit expire or are returned undrawn, Bank of America. The LC Issuer may, in its discretion and with the consent of the Lead Borrower which shall not be unreasonably withheld, arrange for one or more Letters of Credit to be issued by Affiliates of the LC Issuer, in which case the term “LC Issuer” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“LC Obligations” mean, as at any date of determination, the aggregate undrawn amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all LC Borrowings. For purposes of computing the amounts available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Lead Lender” means each of Bank of America, JPMorgan Chase Bank, N.A., and Wells Fargo Bank, National Association.

“Lease” means any agreement, whether written or oral, no matter how styled or structured, pursuant to which a Loan Party is entitled to the use or occupancy of any real property for any period of time.

“Lender” has the meaning specified in the introductory paragraph hereto and, as the context requires, includes the Swing Line Lender.

“Lender Party” shall have the meaning specified in Section 3.01(c).

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Lead Borrower and the Administrative Agent.

“Letter of Credit” means each Standby Letter of Credit and each Commercial Letter of Credit issued hereunder and shall include the Existing Letters of Credit and bankers’ acceptances.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by any applicable LC Issuer.

“Letter of Credit Expiration Date” means the day that is five (5) days prior to the Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day).

“Letter of Credit Fee” has the meaning specified in Section 2.03(i).

“Letter of Credit Sublimit” means an amount equal to $100,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Tranche A Aggregate Commitments. A permanent reduction of the Tranche A Aggregate Commitments shall not require a corresponding pro rata reduction in the Letter of Credit Sublimit; provided, however, that if the Tranche A Aggregate Commitments are reduced to an amount less than the Letter of Credit Sublimit, then the Letter of Credit Sublimit shall be reduced to an amount equal to (or, at Lead Borrower’s option, less than) the Tranche A Aggregate Commitments.

“LIBO Borrowing” means a Borrowing comprised of LIBO Rate Loans.

“LIBO Rate” means for any Interest Period with respect to a LIBO Rate Loan, the rate per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period. If such rate is not available at such time for any reason, then the “LIBO Rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the LIBO Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

“LIBO Rate Loan” means a Committed Loan that bears interest at a rate based on the Adjusted LIBO Rate.

“Lien” means (a) any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale, Capital Lease Obligation, Synthetic Lease Obligation, or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing) and (b) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Liquidation” means the exercise by the Administrative Agent or Collateral Agent of those rights and remedies accorded to such Agents under the Loan Documents and applicable Law as a creditor of the Loan Parties with respect to the realization on the Collateral, including (after the occurrence and during the continuation of an Event of Default) the conduct by the Loan Parties acting with the consent of the Administrative Agent and the Arrangers, of any public, private or “going-out-of-business”, “store closing” or other similar sale or any other disposition of the Collateral for the purpose of liquidating the Collateral. Derivations of the word “Liquidation” (such as “Liquidate”) are used with like meaning in this Agreement.

“Loan” means an extension of credit by a Lender to any Borrower under Article II in the form of a Tranche A Loan or a Tranche A-1 Committed Loan.

“Loan Account” has the meaning assigned to such term in Section 2.11(a).

“Loan Cap” means, at any time of determination, an amount equal to the sum of the Tranche A Loan Cap and Tranche A-1 Loan Cap.

“Loan Documents” means this Agreement, each Note, each Issuer Document, the Fee Letters, all Borrowing Base Certificates, the Blocked Account Agreements, the DDA Notifications, the Credit Card Notifications, the Security Documents, the Facility Guaranty, and any other instrument or agreement now or hereafter executed and delivered in connection herewith, each as amended and in effect from time to time.

“Loan Party” means the Borrowers and each Guarantor.

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, liabilities (actual or contingent), or condition (financial or otherwise) of any Loan Party or the Lead Borrower and the other Loan Parties taken as a whole; (b) impairment of the ability of any Loan Party to perform its material obligations under any material Loan Document to which it is a party; or (c) a material impairment of the rights and remedies of the Agent or the Lenders under any material Loan Document or a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party. In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event in and of itself does not have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events would result in a Material Adverse Effect.

“Material Contract” means, with respect to any Person, (a) each contract, security, instrument or agreement which such Person has reported or is required to report as a “Material Contract” under and in accordance with Item 601(b)(10) of Regulation S-K and/or Regulation S-B of the Securities Act and (b) each vendor or customer contract, security agreement or instrument the breach or termination of which would have a Material Adverse Effect.

“Material Indebtedness” means Indebtedness (other than the Obligations) of the Loan Parties in an aggregate principal amount exceeding $35,000,000. Without limitation of the foregoing, the obligations under the Seller Note, as amended and in effect on the Closing Date, and any Permitted Senior Debt shall be deemed Material Indebtedness. For purposes of determining the amount of Material Indebtedness at any time, the amount of the obligations in respect of any Swap Contract at such time shall be calculated at the Swap Termination Value thereof.

“Material Storage Location” means (a) the warehouse leased by the Lead Borrower in Monroe, New Jersey, or Reno, Nevada, (b) the warehouse leased by Sterling Publishing Co., Inc., at 48 Saw Mill Pond Road, Edison, New Jersey or 30 Saw Mill Pond Road, Edison, New Jersey, or (c) any replacement for such facilities or any other warehouse or other storage space leased by any Loan Party for the storage of similar amounts of Inventory as are or are anticipated to be stored at any of the locations described in clauses (a) and (b) of this definition as of the Closing Date.

“Material Store Acquisition” means (a) with respect to the Lead Borrower and the other Loan Parties (other than BNCB and the other BNCB Loan Parties), the acquisition in a single transaction or series of related transactions of stores, store leases and or inventory at store locations (other than acquisitions or openings of new stores in the ordinary course of business) for consideration in excess of (i) $5,000,000 for any such single or series of related transactions or (ii) $20,000,000 in the aggregate for any Fiscal Year and (b) with respect to BNCB and the other BNCB Loan Parties, the acquisition of more than 50 bookstore contracts or leases in a single transaction or series of related transactions, either through assumption or replacement of existing contracts or leases between third parties and the applicable college, university or other educational institution.

“Maturity Date” means April 29, 2016.

“Maximum DDA Balance” means, with respect to each DDA, an amount equal to (a) $1,000 times (b) the aggregate number of Stores that maintain deposits in such DDA.

“Maximum Rate” has the meaning provided therefor in Section 10.09.

“Measurement Period” means, at any date of determination, the most recently completed twelve (12) consecutive Fiscal Months of the Lead Borrower for which financial statements have or should have been delivered in accordance with Section 6.01.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Mortgage” means each fee mortgage or deed of trust, security agreement and assignment by a Loan Party owning the Real Estate encumbered thereby in favor of the Collateral Agent in form and substance acceptable to the Collateral Agent in its Permitted Discretion.

“Mortgage Related Document” means each Title Policy, Survey, Environmental Assessment, Flood Zone Certification and FIRREA Documents related to each parcel of Real Estate subject to a Mortgage and all related certifications, evidences of permits and licenses and other documents and certifications reasonably requested by the Administrative Agent in connection with establishing, maintaining and protecting such Real Estate and the Administrative Agent’s interest therein and lien thereon.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which a Loan Party or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“Net Orderly Liquidation Value” means the appraised orderly liquidation value of the Borrowers’ Inventory, net of costs and expenses to be incurred in connection with any such liquidation, which value is expressed as a percentage of Cost of the Borrowers’ Inventory as set forth in the Borrowers’ inventory stock ledger, which value shall be determined from time to time by the most recent appraisal undertaken by an independent appraiser engaged by the Administrative Agent.

“Net Proceeds” means (a) with respect to any Prepayment Event described in clause (a) or (b) of the definition thereof, the excess, if any, of (i) the sum of cash and cash equivalents received in connection with such transaction (including any cash or cash equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount of any Indebtedness that is secured by the applicable asset by a Lien permitted hereunder which is senior to the Collateral Agent’s Lien on such asset and that is required to be repaid (or to establish an escrow for the future repayment thereof) in connection with such transaction (other than Indebtedness under the Loan Documents), (B) the reasonable and customary out-of-pocket expenses incurred by such Loan Party in connection with such transaction (including, without limitation, appraisals, and brokerage, legal, title and recording or transfer tax expenses and commissions) paid by any Loan Party to third parties (other than Affiliates)), (C) commercially reasonable amounts provided as a funded reserve against any liabilities under any indemnification obligations or purchase price adjustments associated with such Dispositions, and (D) if no Trigger Period shall then be in effect, all federal, state, provincial, foreign and local taxes required to be accrued as a liability under GAAP, and (b) with respect to the sale or issuance of any Equity Interest by any Loan Party, or the incurrence or issuance of any Indebtedness by any Loan Party, the excess of (i) the sum of the cash and cash equivalents received in connection with such transaction over (ii) the sum of (x) the underwriting discounts and commissions, and other reasonable and customary out-of-pocket expenses, incurred by such Loan Party in connection therewith and (y) all distributions and other payments required to be made to minority interest holders in such Person as a result of such sale.

“Non-Consenting Lender” has the meaning provided therefor in Section 10.01.

“Non-Extension Notice Date” has the meaning specified in Section 2.03(b)(iii).

“Note” means (a) a promissory note made by the Borrowers in favor of a Lender evidencing Loans made by such Lender, substantially in the form of Exhibit C-1, and (b) the Swing Line Note, as each may be amended, supplemented or modified from time to time.

“NPL” means the National Priorities List under CERCLA.

“Obligations” means all advances to, and debts (including principal, interest, fees, costs, and expenses), liabilities, obligations, covenants, indemnities, and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit (including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral therefor), whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, fees, costs and expenses that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, fees, costs and expenses are allowed claims in such proceeding; provided, however, for the avoidance of doubt, “Obligations” shall not include “Other Liabilities”.

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other Liabilities” means any obligation of any Loan Party (a) arising under any document or agreement relating to or (b) on account of (i) any Cash Management Services and/or (ii) any Bank Product.

“Other Taxes” means all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

“Outstanding Amount” means (i) with respect to Committed Loans and Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Committed Loans and Swing Line Loans, as the case may be, occurring on such date; and (ii) with respect to any LC Obligations on any date, the amount of such LC Obligations on such date after giving effect to (A) any LC Credit Extension occurring on such date and (B) any other changes in the aggregate amount of the LC Obligations as of such date, including as a result of any reimbursements by the Borrowers of Unreimbursed Amounts.

“Overadvance” means a Tranche A Credit Extension to the extent that, immediately after its having been made, Availability (as defined without regard to clause (b) of the definition thereof) is less than the Required Availability Amount.

“Overall Applicable Percentage” means with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Commitments represented by such Lender’s Commitment at such time. If the commitment of each Lender to make Loans and the obligation of the LC Issuers to make LC Credit Extensions have been terminated pursuant to Section 8.02 or if the Aggregate Commitments have expired, then the Overall Applicable Percentage of each Lender shall be determined based on the Overall Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments. The initial Overall Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

“Participant” has the meaning specified in Section 10.06(d).

“Participant Register” has the meaning specified in Section 10.06(d).

“Patriot Act” shall have the meaning provided in Section 4.01(i).

“PBGC” means the Pension Benefit Guaranty Corporation.

“PCAOB” means the Public Company Accounting Oversight Board.

“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by a Loan Party or any ERISA Affiliate or to which a Loan Party or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding three plan years.

“Perfection Certificate means that certain Perfection Certificate, dated as of September 30, 2009, made by the Lead Borrower to the Collateral Agent.

“Permitted Acquisition” means an Acquisition (i) in which all of the following conditions are satisfied:

(a) no Default then exists or would arise from the consummation of such Acquisition;

(b) (i) such Acquisition is not hostile and (ii) any assets acquired shall be utilized in, and if the Acquisition involves a merger, consolidation or stock acquisition, the Person which is the subject of such Acquisition shall be engaged in, a business substantially the same as one or more line or lines of Business;

(c) the Lead Borrower shall have furnished the Administrative Agent with thirty (30) days’ prior written notice (or such shorter period as the Administrative Agent may agree in its reasonable discretion) of each such intended Acquisition; provided, however, that this clause (c) shall not apply to Acquisitions for aggregate consideration (whether in cash, tangible property, notes or other property) of to up to $5 million in any Fiscal Year and $20 million in the aggregate (exclusive of any amounts constituting customary earn-outs or similar contingent payments) commencing on the date hereof;

(d) with respect to any such Acquisition (in a single or series of related transactions) involving aggregate consideration (whether in cash, tangible property, notes or other property) in excess of $25,000,000 individually, the Lead Borrower promptly (and in any event, no less than five (5) Business Days prior to the consummation of such Acquisition or such shorter period as may otherwise be agreed by the Administrative Agent in its reasonable discretion) shall furnish to the Administrative Agent such documentation, if any, that the Administrative Agent may reasonably request, which may include a current draft of the documents, agreements and instruments contemplated to be executed in connection therewith (and final copies thereof as and when executed), a summary of any due diligence undertaken by the Loan Parties in connection with such Acquisition in the form prepared by the Loan Parties for their internal purposes;

(e) Projected Excess Availability and Pro Forma Excess Availability as of the date of consummation of such Acquisition will be equal to or greater than thirty percent (30.0%) of the Loan Cap and the Lead Borrower shall have delivered written certification as to satisfaction, and a reasonably detailed calculation, of such requirement five (5) Business Days (or such shorter period as the Administrative Agent may agree to in its reasonable discretion) prior to the date of such Acquisition; provided, however, that this clause (e) shall not apply to Acquisitions for aggregate consideration (whether in cash, tangible property, notes or other property) of to up to $5 million in any Fiscal Year and $20 million in the aggregate (exclusive of any amounts constituting customary earn-outs or similar contingent payments) commencing on the date hereof; and

(f) the aggregate consideration (whether in cash, tangible property, notes or other property) for such Acquisition when aggregated with the aggregate consideration (whether in cash, tangible property, notes or other property) of all other Permitted Acquisitions under this clause (i) shall not exceed $300,000,000;

OR

(ii) in which all of the following conditions are satisfied:

(a) no Default then exists or would arise from the consummation of such Acquisition;

(b) such Acquisition is not hostile;

(c) the Lead Borrower shall have furnished the Administrative Agent with thirty (30) days’ prior written notice (or such shorter period as the Administrative Agent may agree in its reasonable discretion) of each such intended Acquisition;

(d) with respect to any such Acquisition (in a single or series of related transactions) involving aggregate consideration (whether in cash, tangible property, notes or other property) in excess of $25,000,000 individually, the Lead Borrower promptly (and in any event, no less than five (5) Business Days prior to the consummation of such Acquisition or such shorter period as may otherwise be agreed by the Administrative Agent in its reasonable discretion) shall furnish to the Administrative Agent such documentation, if any, that the Administrative Agent may reasonably request, which may include a current draft of the documents, agreements and instruments contemplated to be executed in connection therewith (and final copies thereof as and when executed), a summary of any due diligence undertaken by the Loan Parties in connection with such Acquisition in the form prepared by the Loan Parties for their internal purposes;

(e) any assets acquired shall be utilized in, and if the Acquisition involves a merger, consolidation or stock acquisition, the Person which is the subject of such Acquisition shall be engaged in, a business substantially the same as one or more line or lines of Business; and

(f) (i) Projected Excess Availability and Pro Forma Excess Availability as of the date of consummation of such Acquisition will be equal to or greater than twenty percent (20.0%) of the Loan Cap, (ii) the Consolidated Fixed Charge Coverage Ratio, on a pro-forma basis for the Measurement Period immediately prior to such Acquisition, will be equal to or greater than 1.0 to 1.0 and (iii) the Lead Borrower shall have delivered written certification as to satisfaction, and a reasonably detailed calculation, of items (i) and (ii) above five (5) Business Days (or such shorter period not less than two (2) Business Days prior to such Acquisition as the Administrative Agent may agree to in its reasonable discretion) prior to the date of such Acquisition.

“Permitted Buy-Back Programs” means seasonal buy-back programs of college text books in accordance with leases, contracts or other instruments or agreements governing its Stores and otherwise in accordance with customary business practices in the college bookselling industry.

“Permitted Discretion” means a determination made in good faith and in the exercise of commercially reasonable business judgment, determined in a manner consistent with its credit procedures for asset-based lending transactions in the retail industry and otherwise in similar circumstances.

“Permitted Disposition” has the meaning specified in Section 7.05.

“Permitted Encumbrances” has the meaning specified in Section 7.01.

“Permitted Indebtedness” has the meaning specified in Section 7.03.

“Permitted Investments” has the meaning specified in Section 7.02.

“Permitted Overadvance” means an Overadvance made by the Administrative Agent, in its discretion (unless the Tranche A Required Lenders direct the Administrative Agent not to make or to discontinue making Overadvances), which:

(a) Is made to maintain, protect or preserve the Collateral and/or the Credit Parties’ rights under the Loan Documents or which is otherwise for the benefit of the Credit Parties; or

(b) Is made to enhance the likelihood of, or to maximize the amount of, repayment of any Obligation;

(c) Is made to pay any other amount chargeable to any Loan Party hereunder; and

(d) Together with all other Permitted Overadvances then outstanding, shall not (i) exceed five percent (5.0%) of the Loan Cap at any time or (ii) unless a Liquidation is occurring, remain outstanding for more than forty-five (45) consecutive Business Days, unless in each case, the Tranche A Required Lenders otherwise agree.

provided however, that the foregoing shall not (i) modify or abrogate any of the provisions of Section 2.03 regarding the Lender’s obligations with respect to Letters of Credit, or (ii) result in any claim or liability against the Administrative Agent (regardless of the amount of any Overadvance) for “inadvertent Overadvances” (i.e. where an Overadvance results from changed circumstances beyond the control of the Administrative Agent (such as a reduction in the collateral value)), and such “inadvertent Overadvances”

shall not reduce the amount of Permitted Overadvances allowed hereunder, and further provided that in no event shall the Administrative Agent make an Overadvance, if after giving effect thereto, the principal amount of the Tranche A Credit Extensions would exceed the Tranche A Aggregate Commitments (as in effect prior to any termination of the Tranche A Commitments pursuant to Section 2.06 hereof).

“Permitted Real Estate Liens” means with respect to any Eligible Real Estate encumbered by a Mortgage in favor of the Collateral Agent, collectively, Permitted Encumbrances and, the Liens referred to in Schedule B of the Title Policy insuring the Collateral Agent’s interest under such Mortgage.

“Permitted Refinancing” means, with respect to any Indebtedness, any refinancing, refunding, renewal or extension of such Indebtedness, so long as (i) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder, and the direct or contingent obligor with respect thereto is not changed as a result of or in connection with such refinancing, refunding, renewal or extension, (ii) such extension, renewal or replacement shall not result in an earlier maturity date or decreased weighted average life of such Indebtedness, (iii) the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such refinancing, refunding, renewing or extending Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Credit Parties than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended and (iv) the interest rate applicable to any such refinancing, refunding, renewing or extending Indebtedness does not exceed the then applicable market interest rate for comparative transactions of such nature.

“Permitted Self-Insurance Program” means a self-insurance program of the Lead Borrower and the other Loan Parties (a)(i) that is administered through Chelsea Insurance Company Ltd., a wholly-owned Subsidiary of the Lead Borrower, (ii) that is permitted under applicable Laws, (iii) of an amount and type customarily carried by Persons engaged in the same or similar business and operating in the same or similar locations, (iv) with respect to which the Lead Borrower has provided the Administrative Agent notice of activation of such program at least 30 days prior to such program becoming effective, and (v) that otherwise satisfies the requirements set forth in Section 6.07; provided, however, that no self-insurance program may directly insure all or any portion of the Collateral unless (x) such self-insurance program satisfies the foregoing requirements and (y) the Collateral Agent (in consultation with the Arrangers) consents in writing (such consent not to be unreasonably withheld or delayed) to the form and substance of such self-insurance program; and (b) with respect to worker’s compensation that is permitted under applicable Laws and of an amount and type customarily carried by Persons engaged in the same or similar business and operating in the same or similar locations.

“Permitted Senior Debt” means Indebtedness of any Loan Party, in any aggregate principal amount of up to $750,000,000, all pursuant to an indenture and guaranty agreements, as applicable, and on terms and conditions reasonably acceptable to the Administrative Agent, the majority of the Arrangers and the Required Lenders, such terms and conditions to include, but not be limited to the following:

(a) no portion of the principal of such Indebtedness shall be required to be paid, whether by stated maturity, mandatory or scheduled prepayment or redemption or otherwise, prior to the date that is 180 days after the Maturity Date, other than in the event of (i) a default under such Indebtedness, (ii) a change of control of the Lead Borrower or (iii) certain asset sales in each case, subject to the standstill and the lien subordination provisions described in clause (d) below;

(b) such Indebtedness may be secured by a first priority Lien on Excluded Assets only and a second priority Lien on any Collateral (provided the Administrative Agent for the benefit of the Credit Parties is granted a second priority Lien on all Excluded Assets securing such Indebtedness);

(c) the documents, instruments and other agreements pursuant to which such Indebtedness shall be issued or outstanding shall not be more restrictive than those contained in this Agreement or the other Loan Documents taken as a whole or conflict with or violate the covenants or otherwise create Defaults under this Agreement or the other Loan Documents; and

(d) such Indebtedness shall be subject to an intercreditor agreement acceptable to the Administrative Agent, the majority of the Arrangers and the Required Lenders addressing, among other things, (A) the priority of the Liens securing the Collateral and Excluded Assets and the payment of proceeds therefrom, (B) a standstill by the holders of such Indebtedness as to remedies against the Collateral, (C) waivers by the holders of such Indebtedness of rights to contest validity or priority of Liens of the Administrative Agent or the Lenders or object to dispositions of Collateral (including an affirmative agreement by such holders to release Liens of such holders in the event of a disposition of Collateral approved by the Administrative Agent), (D) waiver of rights to object to the use of cash collateral or sale of Collateral, and restrictions on certain claims and actions, in any proceeding under any Debtor Relief Laws by the holders of such Indebtedness, and (E) restrictions on amendments to, or consents, waivers or other modifications with respect to, the documents evidencing such Indebtedness.

“Permitted Senior Seller Note Payments” means any payment or prepayment of the principal amount of the Senior Subordinated Seller Note permitted (a) pursuant to the terms thereof (including terms of subordination) as in effect on the Closing Date and (b) under Section 7.07.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, limited partnership, Governmental Authority or other entity.

“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established by the Borrowers or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate.

“Platform” has the meaning specified in Section 6.02.

“Prepayment Event” means:

(a) Any Disposition of any Inventory, Accounts or Mortgaged Property of a Loan Party, other than (i) sales of Inventory in the ordinary course of business and (ii) so long as no Trigger Period exists, a Disposition (or series of related dispositions) of Inventory, Accounts or Mortgaged Property resulting in Net Proceeds of $15,000,000 or less;

(b) Any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any Mortgaged Real Estate of a Loan Party, unless (i) the proceeds therefrom are required to be paid to the holder of a Lien on such property or asset having priority over the Lien of the Collateral Agent; or (ii) other than during a Trigger Period, the proceeds therefrom are utilized for purposes of replacing or repairing the assets in respect of which such proceeds, awards or payments were received within 270 days of the occurrence of the damage to or loss of the assets being repaired or replaced; or

(c) The issuance by a Loan Party other than the Lead Borrower of any Equity Interests, other than any such issuance of Equity Interests (i) to a Loan Party, (ii) as consideration for a Permitted Acquisition or (iii) as a compensatory issuance or in connection with any employee retention program, plan or agreement to any employee, director, or consultant (including under any option plan), in each case under this clause (iii), in the ordinary course of business.

“Pro Forma Excess Availability” means, for any date of calculation, the pro forma average Availability for each Fiscal Month for the Measurement Period most recently ended prior to such date of calculation determined as if the applicable transaction or payment had been consummated as the beginning of such Twelve Month Period.

“Pro Rata” means (a) with respect to any Tranche A Lender, a percentage (expressed as a decimal, rounded to the ninth decimal place) determined (i) while the Tranche A Aggregate Commitments are outstanding, by dividing the amount of such Tranche A Lender’s Tranche A Commitment by the amount of the Tranche A Aggregate Commitments; and (ii) at any other time, by dividing the Outstanding Amount of such Tranche A Lender’s Tranche A Loans and LC Obligations by the aggregate Outstanding Amount of all Tranche A Loans and LC Obligations and (b) with respect to any Tranche A-1 Lender, a percentage (expressed as a decimal, rounded to the ninth decimal place) determined (i) while the Tranche A-1 Aggregate Commitments are outstanding, by dividing the amount of such Tranche A-1 Lender’s Tranche A-1 Commitment by the amount of the Tranche A-1 Aggregate Commitments and (ii) at any other time, by dividing the Outstanding Amount of such Tranche A-1 Lender’s Tranche A-1 Committed Loans by the aggregate Outstanding Amount of all Tranche A-1 Committed Loans.

“Projected Excess Availability” means, for any date of calculation, the projected average Availability for each Fiscal Month during the Twelve Month Period immediately following such date of calculation.

“Public Lender” has the meaning specified in Section 6.02.

“Real Estate” means (i) all land, together with the buildings, structures, parking areas, and other improvements thereon, now or hereafter owned by any Loan Party, including all easements, rights-of-way, and similar rights of a Loan Party or in favor of a Loan Party relating thereto and all leases, tenancies, and occupancies thereof and (ii) all Leases.

“Real Estate Eligibility Requirements” means, collectively, each of the following:

(a) the applicable Borrower has executed and delivered to the Collateral Agent a Mortgage with respect to any Real Estate intended, by such Borrower, to be included in Eligible Real Estate;

(b) such Real Estate is vacant land or used by a Borrower or a lessee or licensee of a Borrower for offices, as a Store or distribution center or for other purposes not prohibited by this Agreement or the other Loan Documents;

(c) as to any particular property, the applicable Borrower is in compliance in all material respects with the representations, warranties and covenants set forth in the Mortgage relating to such Real Estate;

(d) the Collateral Agent shall have received fully paid American Land Title Association Lender’s Extended Coverage title insurance policies (or marked-up title insurance commitments having the effect of a policy of title insurance) (the “Title Policies”) in form and substance, with the endorsements reasonably required by the Collateral Agent (to the extent available at commercially reasonable rates) and in amounts reasonably acceptable to the Collateral Agent, issued by First American Title Insurance Company, Fidelity Title Insurance Company or other title insurers reasonably acceptable to the Collateral Agent, insuring the Mortgages to be valid first priority Liens on the property described therein, subject in priority only to Permitted Encumbrances set forth in Sections 7.01(a), (c) and (h), provided that with respect to any Liens for Taxes being contested in compliance with Section 6.04, such Liens are insured over by the applicable Title Policy and such other Liens as may be approved by the Collateral Agent in its Permitted Discretion;

(e) the Collateral Agent shall have received: (i) American Land Title Association/American Congress on Surveying and Mapping form surveys, for which all necessary fees (where applicable) have been paid, certified to the Collateral Agent and the issuer of the Title Policies in a manner reasonably satisfactory to the Collateral Agent by a land surveyor duly registered and licensed in the states in which the property described in such surveys is located and reasonably acceptable to the Collateral Agent, showing all buildings and other improvements, the location of any easements, parking spaces, rights of way, building set-back lines and other dimensional regulations and the absence of encroachments, either by such improvements or on to such property, and other defects, other than encroachments and other defects that are Permitted Encumbrances listed in Section 7.01(h) or are reasonably acceptable to the Collateral Agent, or (ii) survey coverage either in the form of deleting or endorsing over a survey exception and by providing survey endorsements in form reasonably acceptable to the Collateral Agent (in either case, such surveys or evidence of deletion of or endorsement over being referred to herein as the “Surveys”);

(f) with respect to any Real Estate intended by any Borrower to be included in Eligible Real Estate, the Collateral Agent shall have received a Phase I Environmental Site Assessment in accordance with ASTM Standard E1527-05, in form and substance reasonably satisfactory to the Collateral Agent, from Environmental Resources Management or another environmental consulting firm reasonably acceptable to the Collateral Agent (each an “Environmental Assessment”), for such Real Estate to be included in Eligible Real Estate, the Collateral Agent may, upon the receipt of an Environmental Assessment, require the delivery of further environmental assessments or reports to the extent such further assessments or reports are recommended in the Environmental Assessment;

(g) Borrower shall have delivered to the Collateral Agent (i) evidence of flood insurance, if required by applicable Law, that covers any parcel of improved Real Estate that is encumbered by a Mortgage in favor of the Collateral Agent, which insurance shall name the Collateral Agent as mortgagee and shall be in an amount and in such form that complies with the requirements under the National Flood Insurance Act or (ii) a flood zone certification that such parcel is not located in a flood zone and that such flood insurance is not required by applicable Law (in either case, “Flood Zone Certification”);

(h) the applicable Borrower shall have delivered such other information and documents as may be reasonably requested by the Agents to the extent necessary to comply with FIRREA (“FIRREA Documents”);

(i) no material waste, impairment, or deterioration of the “Property” (as defined in the Mortgages) shall have been committed and such Property shall not have been abandoned;

(j) the applicable Borrower shall have delivered a favorable opinion of local counsel to the Loan Parties in the jurisdiction where such Real Estate is located, addressed to the Administrative Agent and the Lenders, as to such matters concerning such Borrower, the Mortgage and the Real Estate as the Administrative Agent may request in its Permitted Discretion; and

(k) if requested by the Collateral Agent, the Borrower shall have delivered a commercially reasonable subordination, non-disturbance and attornment agreement, in form and substance acceptable to the Collateral Agent in its Permitted Discretion, with any tenants with respect to such Real Estate.

“Realty Reserves” means, without duplication of any other Reserve or items that are otherwise addressed or excluded thorough eligibility criteria, such reserves as the Administrative Agent from time to time determines in the Administrative Agent’s Permitted Discretion, as reflecting (i) the impediments to the Agents’ ability to realize upon any Eligible Real Estate, or (ii) claims and liabilities that the Administrative Agent determines in its Permitted Discretion will need to be satisfied in connection with the realization upon Eligible Real Estate.

“Receivables Reserves” mean such reserves as may be established from time to time by the Administrative Agent in the Administrative Agent’s Permitted Discretion with respect to the determination of the collectability in the ordinary course of Eligible Accounts Receivables, including, without limitation, reserves for dilution.

“Register” has the meaning specified in Section 10.06(c).

“Registered Public Accounting Firm” has the meaning specified by the Securities Laws and shall be independent of the Lead Borrower and its Subsidiaries as prescribed by the Securities Laws.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees and advisors of such Person and of such Person’s Affiliates.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

“Reports” has the meaning provided in Section 9.12(b).

“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Committed Loans, a Committed Loan Notice, (b) with respect to a conversion or continuation of Committed Loans, a Conversion/Continuation Certificate, (c) with respect to an LC Credit Extension, a Letter of Credit Application, and (d) with respect to a Swing Line Loan, a Swing Line Loan Notice.

“Required Availability Amount” has the meaning provided in Section 7.15.

“Required Lenders” means, as of any date of determination, Lenders holding more than 50.0% of the Aggregate Commitments or, if the commitment of each Lender to make Loans and the obligation of the LC Issuer to make LC Credit Extensions have been terminated pursuant to Section 8.02, Lenders holding in the aggregate more than 50.0% of the Total Outstandings (with the aggregate amount of each Lender’s risk participation and funded participation in LC Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition); provided that the Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Reserves” means all Inventory Reserves, Availability Reserves, Receivables Reserves and Realty Reserves.

“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer or assistant treasurer or vice president or director of finance of a Loan Party or any of the other individuals designated in writing to the Administrative Agent by an existing Responsible Officer of a

Loan Party as an authorized signatory of any certificate or other document to be delivered hereunder, provided that for the purposes of any Committed Loan Notice, Conversion/Continuation Notice, Letter of Credit Application and Swing Line Loan Notice, Responsible Officer shall also include any officer, director or manager of the treasury department of the Lead Borrower who is duly authorized to bind the Lead Borrower and with respect to whom the Administrative Agent has received an incumbency certificate. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of any Person or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to such Person’s stockholders, partners or members (or the equivalent of any thereof), or any option, warrant or other right to acquire any such dividend or other distribution or payment. Without limiting the foregoing, “Restricted Payments” with respect to any Person shall also include all payments made by such Person with any proceeds of a dissolution or liquidation of such Person.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

“Sarbanes-Oxley” means the Sarbanes-Oxley Act of 2002.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Secured Obligations” means all Obligations, all Guaranteed Obligations and all Other Liabilities.

“Securities Laws” means the Securities Act of 1933, the Securities Exchange Act of 1934, Sarbanes-Oxley, and the applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated by the SEC or the PCAOB.

“Security Agreement” means the Security Agreement dated as of September 30, 2009 among the Loan Parties and the Collateral Agent in the form attached hereto as Exhibit G.

“Security Documents” means the Security Agreement, the Blocked Account Agreements, the Securities Account Control Agreements, the DDA Notifications, the Credit Card Notifications, the Mortgages and each other security agreement or other instrument or document executed and delivered to the Collateral Agent pursuant to this Agreement or any other Loan Document granting a Lien to secure any of the Secured Obligations (including, without limitation, any Lien that may be granted from time to time upon all or any portion of the Excluded Assets).

“Sellers” means Leonard Riggio and Louise Riggio.

“Seller Note” means that certain Junior Subordinated Seller Note dated as September 30, 2009, by the Lead Borrower in favor of the Sellers in an original principal amount of $150,000,000 and having a maturity date of September 30, 2014.

“Seller Note Reserve” shall have the meaning specified in Section 7.03(i).

“Senior Subordinated Seller Note” means that certain Senior Subordinated Seller Note dated as September 30, 2009 by the Lead Borrower in favor of the Sellers in an original principal amount of $100,000,000 and having a maturity date of December 15, 2010.

“Settlement Date” has the meaning provided in Section 2.14(a).

“Shareholders’ Equity” means, as of any date of determination, consolidated shareholders’ equity of the Lead Borrower and its Subsidiaries as of that date determined in accordance with GAAP.

“Shrink” means Inventory which has been lost, misplaced, stolen, or is otherwise unaccounted for.

“Solvent” and “Solvency” means, with respect to any Person on a particular date, that on such date (a) at fair valuation, the value of all of the properties and assets of such Person are greater than the sum of the debts, including contingent liabilities, of such Person, (b) the present fair saleable value of the properties and assets of such Person is not less than the amount that would be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its properties and assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts beyond such Person’s ability to pay as such debts mature, and (e) such Person is not engaged in a business or a transaction, and is not about to engage in a business or transaction, for which such Person’s properties and assets would constitute unreasonably small capital after giving due consideration to the prevailing practices in the industry in which such Person is engaged. The amount of all guarantees at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, can reasonably be expected to become an actual or matured liability.

“Specified Default” means any event or condition that constitutes, or with the passage of time would constitute, an Event of Default under any of clauses (a), (b) (solely with respect to Section 7.15), (f), (g), (k) or (l) of Section 8.01.

“Specified Indebtedness” means Permitted Senior Debt or Subordinated Indebtedness.

“Standby Letter of Credit” means any Letter of Credit that is not a Commercial Letter of Credit and that (a) is used in lieu or in support of performance guaranties or performance, surety or similar bonds (excluding appeal bonds) arising in the ordinary course of business, (b) is used in lieu or in support of stay or appeal bonds, (c) supports the payment of insurance premiums for reasonably necessary casualty insurance carried by any of the Loan Parties, or (d) supports payment or performance for identified purchases or exchanges of products or services in the ordinary course of business.

“Stated Amount” means at any time the maximum amount for which a Letter of Credit may be honored.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the FRB to which the Administrative Agent (or, if not applicable to the Administrative Agent, the Lenders) is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. LIBO Rate Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Store” means any retail store (which may include any real property, fixtures, equipment, inventory and other property related thereto) operated, or to be operated, by any Loan Party.

“Subordinated Indebtedness” means (a) the Seller Note and (b) other Indebtedness which is expressly subordinated in right of payment to the prior payment in full of the Secured Obligations and which is in form and on terms approved in writing by the Administrative Agent.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares Equity Interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of a Loan Party.

“Super-Majority Required Lenders” means, as of any date of determination, Lenders holding more than 66.67% of the Aggregate Commitments or, if the commitment of each Lender to make Loans and the obligation of the LC Issuer to make LC Credit Extensions have been terminated pursuant to Section 8.02, Lenders holding in the aggregate more than 66.67% of the Total Outstandings (with the aggregate amount of each Lender’s risk participation and funded participation in LC Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition); provided that the Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Super-Majority Required Lenders.

“Surveys” has the meaning specified in the definition of Real Estate Eligibility Requirements.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“Swing Line” means the revolving credit facility made available by the Swing Line Lender pursuant to Section 2.04.

“Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04.

“Swing Line Lender” means Bank of America in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

“Swing Line Loan” has the meaning specified in Section 2.04(a).

“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B.

“Swing Line Note” means the promissory note of the Borrowers substantially in the form of Exhibit C-2, payable to the order of the Swing Line Lender, evidencing the Swing Line Loans made by the Swing Line Lender.

“Swing Line Sublimit” means an amount equal to the lesser of (a) $75,000,000 and (b) the Tranche A Aggregate Commitments. The Swing Line Sublimit is part of, and not in addition to, the Tranche A Aggregate Commitments.

“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property (including sale and leaseback transactions), in each case, creating obligations that do not appear on the balance sheet of such Person but which, upon the application of any Debtor Relief Laws to such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Termination Date” means the earliest to occur of (i) the Maturity Date, (ii) the date on which the maturity of the Obligations is accelerated (or deemed accelerated) and the Commitments are irrevocably terminated (or deemed terminated) in accordance with Article VIII or (iii) the termination of the Commitments in accordance with Section 2.06 hereof.

“Title Policy” has the meaning specified in the definition of Real Estate Eligibility Requirements.

“Total Outstandings” means an amount equal to the sum of the Tranche A Total Outstandings and the Tranche A-1 Total Outstandings.

“Trading with the Enemy Act” has the meaning set forth in Section 10.18.

“Tranche” means the Tranche A Facility or the Tranche A-1 Facility, as applicable.

“Tranche A Aggregate Commitments” means the commitments of all the Tranche A Lenders. The Tranche A Aggregate Commitments as of the Closing Date total $915,000,000.

“Tranche A Applicable Percentage” means with respect to any Tranche A Lender at any time, the percentage (carried out to the ninth decimal place) of the Tranche A Aggregate Commitments represented by such Lender’s Tranche A Commitment at such time. If the commitment of each Lender to make Tranche A Loans and the obligation of the LC Issuers to make LC Credit Extensions have been terminated pursuant to Section 8.02 or if the Tranche A Aggregate Commitments have expired, then the Tranche A Applicable Percentage of each Tranche A Lender shall be determined based on the Tranche A Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments. The initial Tranche A Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

“Tranche A Availability” means as of any date of determination an amount equal to (i) the Tranche A Loan Cap as of such date minus (ii) Tranche A Total Outstandings as of such date.

“Tranche A Availability Period” means the period from and including the Closing Date to the earliest of (a) the Maturity Date, (b) the date of termination of the Tranche A Aggregate Commitments in full pursuant to Section 2.06, and (c) the date of termination of the Tranche A Commitment of each Tranche A Lender to make Tranche A Loans and of the obligation of the LC Issuers to make LC Credit Extensions pursuant to Section 8.02.

“Tranche A Average Usage” means, as of any date of determination, the average daily balance of all Tranche A Credit Extensions (excluding Swing Line Loans) in the immediately preceding Fiscal Quarter.

“Tranche A Borrowing Base” means, at any time of calculation, an amount equal to:

(a) the face amount of Eligible Credit Card Receivables multiplied by ninety percent (90.0%);

plus

(b) the face amount of Eligible Accounts Receivables (net of Receivables Reserves applicable thereto) multiplied by eighty-five percent (85.0%);

plus

(c) the lesser of (i) Net Orderly Liquidation Value of the Borrower’s Eligible Inventory, net of Inventory Reserves not already reflected in Net Orderly Liquidation Value, multiplied by the applicable Appraisal Percentage, or (ii) the Cost of the Borrower’s Eligible Inventory, net of Inventory Reserves, multiplied by seventy-five percent (75.0%);

plus

(d) the lesser of (i) the Appraised Value of Eligible Real Estate, if any, net of Realty Reserves, in each case not already reflected in the Appraised Value of Eligible Real Estate, applicable thereto multiplied by fifty percent (50.0%) or (ii) $25,000,000;

minus

(e) without duplication of any Reserves applied in clauses (a) – (d) above, all other then existing Availability Reserves to the extent not deducted in calculating Tranche A-1 Borrowing Base.

“Tranche A Commitment” means, as to each Tranche A Lender, its obligation to (a) make Tranche A Committed Loans to the Borrowers pursuant to Section 2.01(a), (b) purchase participations in LC Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 or in any Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Tranche A Commitment Increase” shall have the meaning provided in Section 2.15(d).

“Tranche A Committed Borrowing” means a borrowing consisting of simultaneous Tranche A Committed Loans of the same Type and, in the case of LIBO Rate Loans, having the same Interest Period made by each of the Tranche A Lenders pursuant to Section 2.01(a).

“Tranche A Committed Loan” has the meaning specified in Section 2.01(a).

“Tranche A Credit Extensions” mean each of the following: (a) a Tranche A Committed Borrowing, (b) a Swing Line Borrowing and (c) an LC Credit Extension.

“Tranche A Facility” means the credit facility provided hereunder consisting of the Tranche A Credit Extensions in an aggregate principal amount not exceeding the Tranche A Aggregate Commitments.

“Tranche A Lender” means any Lender indicated on Schedule 2.01 as a Lender of Tranche A Committed Loans, the Swing Line Lender and any other Person who hereafter becomes a “Tranche A Lender” pursuant to an Assignment and Assumption Agreement.

“Tranche A Loan Cap” means, at any time of determination, an amount equal to the lesser of (a) the Tranche A Aggregate Commitments at such time and (b) the Tranche A Borrowing Base at such time.

“Tranche A Loans” means an extension of credit by a Tranche A Lender to any Borrower under Article II in the form of a Tranche A Committed Loan or a Swing Line Loan.

“Tranche A Required Lenders” means, as of any date of determination, Tranche A Lenders holding more than 50.0% of the Tranche A Aggregate Commitments or, if the commitment of each Tranche A Lender to make Tranche A Loans and the obligation of the LC Issuer to make LC Credit Extensions have been terminated pursuant to Section 8.02, Tranche A Lenders holding in the aggregate more than 50.0% of the Tranche A Total Outstandings (with the aggregate amount of each Tranche A Lender’s risk participation and funded participation in LC Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition); provided that the Tranche A Commitment of, and the portion of the Tranche A Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Tranche A Required Lenders.

“Tranche A Total Outstandings” means the aggregate Outstanding Amount of all Tranche A Loans and LC Obligations.

“Tranche A-1 Aggregate Commitments” means the commitments of all the Tranche A-1 Lenders. The Tranche A-1 Aggregate Commitments as of the Closing Date total $85,000,000.

“Tranche A-1 Applicable Percentage” means with respect to any Tranche A-1 Lender at any time, the percentage (carried out to the ninth decimal place) of the Tranche A-1 Aggregate Commitments represented by such Lender’s Tranche A-1 Commitment at such time. If the commitment of each Lender to make Tranche A-1 Committed Loans has been terminated pursuant to Section 8.02 or if the Tranche A-1 Aggregate Commitments have expired, then the Tranche A-1 Applicable Percentage of each Tranche A-1 Lender shall be determined based on the Tranche A-1 Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments. The initial Tranche A-1 Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

“Tranche A-1 Availability” means as of any date of determination an amount equal to (i) the Tranche A-1 Loan Cap as of such date minus (ii) Tranche A-1 Total Outstandings as of such date.

“Tranche A-1 Availability Period” means the period from and including the Closing Date to the earliest of (a) the Maturity Date, (b) the date of termination of the Tranche A-1 Aggregate Commitments in full pursuant to Section 2.06, and (c) the date of termination of the Tranche A-1 Commitment of each Tranche A-1 Lender to make Tranche A-1 Committed Loans pursuant to Section 8.02.

“Tranche A-1 Average Usage” means, as of any date of determination, the average daily balance of all Tranche A-1 Credit Extensions in the immediately preceding Fiscal Quarter.

“Tranche A-1 Borrowing Base” means (a) the Net Orderly Liquidation Value of the Borrower’s Eligible Inventory, net of Inventory Reserves not already reflected in Net Orderly Liquidation Value, multiplied by the applicable Appraisal Percentage minus (b) without duplication of any Reserves applied in clause (a), all other then existing Availability Reserves (to the extent not deducted in calculating the Tranche A Borrowing Base).

“Tranche A-1 Commitment” means, as to each Tranche A-1 Lender, its obligation to make Tranche A-1 Committed Loans to the Borrowers pursuant to Section 2.01(b) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 or in any Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Tranche A-1 Committed Borrowing” means a borrowing consisting of simultaneous Tranche A-1 Committed Loans of the same Type and, in the case of LIBO Rate Loans, having the same Interest Period made by each of the Tranche A-1 Lenders pursuant to Section 2.01(b).

“Tranche A-1 Committed Loan” has the meaning specified in Section 2.01(b).

“Tranche A-1 Credit Extension” means a Tranche A-1 Committed Borrowing.

“Tranche A-1 Facility” means the credit facility provided hereunder consisting of the Tranche A-1 Credit Extensions in an aggregate principal amount not exceeding the Tranche A-1 Aggregate Commitments.

“Tranche A-1 Lender” means any Lender indicated on Schedule 2.01 as a Lender of Tranche A-1 Committed Loans and any other Person who hereafter becomes a “Tranche A-1 Lender” pursuant to an Assignment and Assumption Agreement.

“Tranche A-1 Loan Cap” means, at any time of determination, an amount equal to the lesser of (a) the Tranche A-1 Aggregate Commitments at such time and (b) the Tranche A-1 Borrowing Base at such time.

“Tranche A-1 Prepayment Conditions” means, with respect to any proposed prepayment of Tranche A-1 Committed Loans, that (a) Tranche A Total Outstandings, to the extent not Cash Collateralized, do not exceed the Tranche A Loan Cap, (b) all Tranche A Committed Loans have been paid in full, (c) no Default or Event of Default shall have occurred or be continuing prior to or immediately after giving effect to any such prepayment, and (d) the Lead Borrower shall have delivered to the Administrative Agent a certificate signed by a Responsible Officer certifying as to the satisfaction of the foregoing conditions (a), (b) and (c), which certificate shall be in form and substance satisfactory to the Administrative Agent.

“Tranche A-1 Required Lenders” means, as of any date of determination, Tranche A-1 Lenders holding more than 50.0% of the Tranche A-1 Aggregate Commitments or, if the commitment of each Tranche A-1 Lender to make Tranche A-1 Committed Loans has been terminated pursuant to Section 8.02, Tranche A-1 Lenders holding in the aggregate more than 50.0% of the Tranche A-1 Total Outstandings; provided that the Tranche A-1 Commitment of, and the portion of the Tranche A-1 Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Tranche A-1 Required Lenders.

“Tranche A-1 Total Outstandings” means the aggregate Outstanding Amount of all Tranche A-1 Committed Loans.

“Trigger Event” means (a) the occurrence and continuance of an Event of Default or (b) the failure of the Borrowers to maintain Availability at least equal to the greater of (i) fifteen percent (15.0%) of the Loan Cap or (ii) $100,000,000 and such failure shall continue for a period of five (5) or more consecutive Business Days. The failure under clause (b) hereof is referred to herein as an “Availability Event”.

“Trigger Period” means the period beginning upon the occurrence of a Trigger Event and ending on (a) if such Trigger Event arises as a result of an Event of Default, the date such Event of Default is waived in accordance with this Agreement, or (b) if such Trigger Event arises as a result of an Availability Event, the date Availability has equaled or exceeded the greater of (i) fifteen percent (15.0%) of the Loan Cap or (ii) $100,000,000 for a period of thirty (30) consecutive calendar days; provided, however, that if any Trigger Event shall have occurred and the resulting Trigger Period ended for any reason hereunder on three (3) occasions, the Trigger Period for any subsequent (fourth) Trigger Event shall be unlimited in duration and such Trigger Period shall continue for the remainder of the term of this Agreement.

“Twelve Month Period” means any period of twelve (12) consecutive Fiscal Months taken as one accounting period.

“Type” means, with respect to a Committed Loan, its character as a Base Rate Loan or a LIBO Rate Loan.

“UCC” or “Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that if a term is defined in Article 9 of the Uniform Commercial Code differently than in another Article thereof, the term shall have the meaning set forth in Article 9; provided further that, if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of a security interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “Uniform Commercial Code” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.

“UFCA” has the meaning specified in Section 10.21(d).

“UFTA” has the meaning specified in Section 10.21(d).

“Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

“United States” and “U.S.” mean the United States of America.

“Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i).

1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vii) the word “promptly” when used with respect to any action or delivery by any Loan Party shall mean as soon as reasonably possible, but no later than five (5) business days.

(b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

1.03 Accounting Terms

(a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.

(b) Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Lead Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Lead Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Lead Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

1.04 Rounding. Any financial ratios required to be maintained by the Borrowers pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

1.05 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

1.06 Letter of Credit Amounts. Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to be the Stated Amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or by the terms of any Issuer Documents related thereto, provides for one or more automatic increases in the Stated Amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum Stated Amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum Stated Amount is in effect at such time.

1.07 Ratio Adjustments for Acquisitions and Dispositions.

(a) Ratio Acquisition Adjustments. Except as otherwise expressly provided herein, for purposes of calculating the Consolidated Fixed Charge Coverage Ratio or the Consolidated Adjusted Fixed Charge Coverage Ratio for any period (or a portion of a period) that includes the date of the consummation of any Permitted Acquisition, references to “Lead Borrower and the other Loan Parties” shall include each acquired Person (if such Person becomes a Loan Party during such period of measurement), or lines of business, as applicable, and the Consolidated EBITDA and each other component of Consolidated Fixed Charge Coverage Ratio and Consolidated Adjusted Fixed Charge Coverage Ratio, as applicable, of such acquired Person (if such Person becomes a Loan Party during such period of measurement) or line of business (such Consolidated EBITDA and other components to be formulated on the basis of the definitions set forth herein), as if the Acquisition had been consummated on the first day of any such period of measurement.

(b) Ratio Disposition Adjustments. Except as otherwise expressly provided herein, for purposes of calculating the Consolidated Fixed Charge Coverage Ratio or the Consolidated Adjusted Fixed Charge Coverage Ratio for any period (or a portion of a period) that includes the date of any Disposition of a Loan Party or line of business, as applicable, Consolidated EBITDA and each other component of Consolidated Fixed Charge Coverage Ratio and Consolidated Adjusted Fixed Charge Coverage Ratio, as applicable, shall be determined on a historical pro forma basis to exclude the results of operations of such Loan Party or line of business, as applicable so disposed.

1.08 Exclusion of Certain Subsidiaries. In no event shall Chelsea Insurance Company Ltd. be required to be a Loan Party.

1.09 Notices Generally. Unless otherwise expressly provided herein, any notice required to be provided by the Loan Parties shall be substantially in the form of notice attached as Exhibit M hereto.

ARTICLE II

THE COMMITMENTS AND CREDIT EXTENSIONS

2.01 Committed Loans; Reserves.

(a) Subject to the terms and conditions set forth herein, each Tranche A Lender severally agrees to make loans (each such loan, a “Tranche A Committed Loan”) to the Borrowers from time to time, on any Business Day during the Tranche A Availability Period, in an aggregate outstanding amount not to exceed at any time the lesser of (x) the amount of such Lender’s Tranche A Commitment, or (y) such Lender’s Tranche A Applicable Percentage of the Tranche A Borrowing Base, subject in each case to the following limitations:

(i) after giving effect to any Tranche A Committed Borrowing, the Tranche A Total Outstandings shall not exceed the Tranche A Loan Cap,

(ii) after giving effect to any Tranche A Committed Borrowing, the aggregate Outstanding Amount of the Tranche A Committed Loans of any Tranche A Lender, plus such Lender’s Tranche A Applicable Percentage of the Outstanding Amount of all LC Obligations, plus such Lender’s Tranche A Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Tranche A Commitment,

(iii) the Outstanding Amount of all LC Obligations shall not at any time exceed the Letter of Credit Sublimit, and

(iv) after the giving effect to any Tranche A Committed Borrowing, the Total Outstandings shall not exceed the Loan Cap.

Within the limits of each Tranche A Lender’s Tranche A Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.01(a), prepay under Section 2.05, and reborrow under this Section 2.01(a). Tranche A Committed Loans may be Base Rate Loans or LIBO Rate Loans, as further provided herein. Notwithstanding the foregoing, the Borrowers shall not request, and the Tranche A Lenders shall not be obligated to advance any Tranche A Committed Loans (other than in respect LC Borrowings to refinance any Unreimbursed Amount of any Letter of Credit as provided in Section 2.03) at any time when Tranche A-1 Availability is greater than zero.

(b) Subject to the terms and conditions set forth herein, each Tranche A-1 Lender severally agrees to make loans (each such loan, a “Tranche A-1 Committed Loan”) to the Borrowers from time to time, on any Business Day during the Tranche A-1 Availability Period, in an aggregate outstanding amount not to exceed at any time the lesser of (x) the amount of such Lender’s Tranche A-1 Commitment, or (y) such Lender’s Tranche A-1 Applicable Percentage of the Tranche A-1 Borrowing Base, subject in each case to the following limitations:

(i) after giving effect to any Tranche A-1 Committed Borrowing, the Tranche A-1 Total Outstandings shall not exceed the Tranche A-1 Loan Cap,

(ii) after giving effect to any Tranche A-1 Committed Borrowing, the aggregate Outstanding Amount of the Tranche A-1 Committed Loans of any Tranche A-1 Lender shall not exceed such Lender’s Tranche A-1 Commitment, and

(iii) after giving effect to any Tranche A-1 Committed Borrowing, the Total Outstandings shall not exceed the Loan Cap.

Within the limits of each Tranche A-1 Lender’s Tranche A-1 Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.01(b), prepay under Section 2.05, and reborrow under this Section 2.01(b). Tranche A-1 Committed Loans may be Base Rate Loans or LIBO Rate Loans, as further provided herein. The credit facility provided hereunder pursuant to the Tranche A-1 Commitments shall be funded on a first-in basis and repaid on a last-out basis, all as provided herein.

(c) As of the Closing Date, certain details of the calculation of each of the Tranche A Borrowing Base and the Tranche A-1 Borrowing Base (including Reserves and certain ineligible Collateral) are set forth in the form of Borrowing Base Certificate attached hereto as Exhibit F.

(d) The Administrative Agent shall (i) have the right, at any time and from time to time after the Closing Date in its Permitted Discretion to establish, and modify or eliminate Reserves, and (ii) so long as no Trigger Period shall exist, shall give the Lead Borrower two (2) Business Days prior written notice before any such change becomes effective.

2.02 Borrowings, Conversions and Continuations of Committed Loans.

(a) Committed Loans (other than Swing Line Loans) shall be either Base Rate Loans or LIBO Rate Loans as the Lead Borrower may request subject to and in accordance with this Section 2.02. Such Committed Loans shall be Tranche A-1 Committed Loans so long as and to the extent Tranche A-1 Availability is greater than zero and thereafter shall be Tranche A Committed Loans; provided, however, that if there are LC Borrowings outstanding on the date a Committed Loan Notice is given by the Lead Borrower, then the Committed Loans so requested shall be Tranche A Committed Loans solely to the extent that the proceeds of such Borrowing are to be applied to the payment in full of any such LC Borrowings as provided in Section 2.02(b). All Swing Line Loans shall be only Base Rate Loans. Subject to the other provisions of this Section 2.02, Committed Borrowings of more than one Type may be incurred at the same time.

(b) Each Committed Borrowing shall be made upon the Lead Borrower’s irrevocable (except as otherwise provided in Section 3.03) notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 1:00 p.m. (i) three (3) Business Days prior to the requested date of any Borrowing of LIBO Rate Loans, and (ii) on the requested date of any Borrowing of Base Rate Loans. Each telephonic notice by the Lead Borrower pursuant to this Section 2.02(b) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Lead Borrower. Each Borrowing of LIBO Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided herein, including in Sections 2.03(c) and 2.04(c), each Borrowing of Base Rate Loans shall be in a principal amount of not less than $500,000 and integral multiples of $100,000 in excess thereof. Notwithstanding the foregoing, if any Committed Borrowing of Tranche A Committed Loans or Tranche A-1 Committed Loans in any of the foregoing minimum amounts with respect to Base Rate Loans, as applicable, would cause Tranche A Availability or Tranche A-1 Availability, respectively, to be less than zero immediately after such Committed Borrowing, such Committed Borrowing may be made in such lesser amount as is necessary to make Tranche A Availability or Tranche A-1 Availability, as applicable, equal to zero immediately after such Committed Borrowing. Each Committed Loan Notice (whether telephonic or written) shall specify (i) the requested date of the Borrowing (which shall be a Business Day), (ii) the principal amount of Committed Loans to be borrowed, (iii) the Type of Committed Loans to be borrowed and whether the Committed Loans will be Tranche A Committed Loans or Tranche A-1 Committed Loans, and (iv) if applicable, the duration of the Interest Period with respect thereto. If the Lead Borrower fails to specify a Type of Committed Loan in a Committed Loan Notice, then the applicable Committed Loans shall be made as Base Rate Loans. If the Lead Borrower requests a Borrowing of LIBO Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each applicable Lender of the amount of its Tranche A Applicable Percentage or Tranche A-1 Applicable Percentage of the applicable Committed Loans, and each such Lender shall make the amount of its Committed Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 3:00 p.m. on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall use reasonable efforts to make all funds so received available to the Borrowers in like funds by no later than 4:00 p.m. on the day of receipt by the Administrative Agent either by (i) crediting the account of the Lead Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Lead Borrower; provided, however, that if, on the date the Committed Loan Notice with respect to such Borrowing is given by the Lead Borrower, there are LC Borrowings outstanding, then the proceeds of such Borrowing, first, shall be applied to the payment in full of any such LC Borrowings, and second, shall be made available to the Borrowers as provided above.

(c) Each conversion of Committed Loans from one Type to the other and each continuation of LIBO Rate Loans shall be made upon the Lead Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 1:00 p.m. three (3) Business Days prior to the requested date of any conversion to or continuation of LIBO Rate Loans or of any conversion of LIBO Rate Loans to Base Rate Loans. Each telephonic notice by the Lead Borrower pursuant to this Section 2.02(c) must be confirmed promptly by delivery to the Administrative Agent of a written Conversion/Continuation Notice, appropriately completed and signed by a Responsible Officer of the Lead Borrower. Each conversion to or continuation of LIBO Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in Sections 2.03(c) and 2.04(c), each conversion to or continuation of Base Rate Loans shall be in a principal amount of not less than $500,000 and integral multiples of $100,000 in excess thereof. Each Conversion/Continuation Notice (whether telephonic or written) shall specify (i) whether the Borrowers are requesting a conversion of Committed Loans from one Type to the other or a continuation of LIBO Rate Loans, (ii) the requested date of the conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Committed Loans to be converted or continued, and whether such Committed Loans are Tranche A Committed Loans or Tranche A-1 Committed Loans, (iv) the Type of Committed Loans to which existing Committed Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If the Lead Borrower fails to give a timely notice of a conversion or continuation in a Conversion/Continuation Notice, then the applicable Committed Loans shall be converted to Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable LIBO Rate Loans. If the Lead Borrower requests a conversion to or continuation of LIBO Rate Loans in a Conversion/Continuation Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. Notwithstanding anything to the contrary herein, a Swing Line Loan may not be converted to a LIBO Rate Loan. If no timely notice of a conversion or continuation in a Conversion/Continuation Notice is provided by the Lead Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans described in this Section 2.02(c).

(d) The Administrative Agent, without the request of the Lead Borrower, may advance any interest, fee, service charge, Credit Party Expenses, or other payment to which any Credit Party is entitled from the Loan Parties pursuant hereto or any other Loan Document and may charge the same to the Loan Account notwithstanding that an Overadvance may result thereby, provided, that no such charge shall increase the time that any such Permitted Overadvance may remain outstanding. The Administrative Agent shall advise the Lead Borrower of any such advance or charge promptly after the making thereof. Such action on the part of the Administrative Agent shall not constitute a waiver of the Administrative Agent’s rights and the Borrowers’ obligations under Sections 2.05(c), 2.05(d) or 2.05(e). Any amount which is added to the principal balance of the Loan Account as provided in this Section 2.02(d) shall bear interest at the interest rate then and thereafter applicable to Base Rate Loans.

(e) Except as otherwise provided herein, a LIBO Rate Loan may be continued or converted only on the last day of an Interest Period for such LIBO Rate Loan. During the existence of a Default, no Loans may be requested as, converted to or continued as LIBO Rate Loans without the Consent of the Tranche A Required Lenders in the case of any Tranche A Loan or the Tranche A-1 Required Lenders in the case of any Tranche A-1 Committed Loan.

(f) The Administrative Agent shall promptly notify the Lead Borrower and the Lenders of the interest rate applicable to any Interest Period for LIBO Rate Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Lead Borrower and the Lenders of any change in Bank of America’s prime rate used in determining the Base Rate promptly following the public announcement of such change.

(g) After giving effect to all Committed Borrowings, all conversions of Committed Loans from one Type to the other, and all continuations of Committed Loans as the same Type, there shall not be more than (i) seven (7) Interest Periods total in effect with respect to Committed Loans and (ii) three (3) Interest Periods consisting of one (1) week in effect with respect to Committed Loans.

(h) The Administrative Agent, the Lenders, the Swing Line Lender and the LC Issuer shall have no obligation to make any Loan or to provide any Letter of Credit if an Overadvance would result. The Administrative Agent may, in its discretion, make Permitted Overadvances without the consent of the Lenders, the Swing Line Lender and the LC Issuer and each Lender shall be bound thereby; provided, however, that the Administrative Agent shall cease making Permitted Overadvances if so directed by the Tranche A Required Lenders. Any Permitted Overadvance may constitute a Swing Line Loan. A Permitted Overadvance is for the account of the Borrowers and shall constitute a Tranche A Committed Loan and an Obligation and shall be repaid by the Borrowers in accordance with the provisions of Section 2.05(c). The making of any such Permitted Overadvance on any one occasion shall not obligate the Administrative Agent or any Lender to make or permit any Permitted Overadvance on any other occasion or to permit such Permitted Overadvances to remain outstanding. The making by the Administrative Agent of a Permitted Overadvance shall not modify or abrogate any of the provisions of Section 2.03 regarding the Tranche A Lenders’ obligations to purchase participations with respect to Letter of Credits or of Section 2.04 regarding the Tranche A Lenders’ obligations to purchase participations with respect to Swing Line Loans. The Administrative Agent shall have no liability for, and no Loan Party or Credit Party shall have the right to, or shall, bring any claim of any kind whatsoever against the Administrative Agent with respect to “inadvertent Overadvances” (i.e. where an Overadvance results from changed circumstances beyond the control of the Administrative Agent (such as a reduction in the collateral value)) regardless of the amount of any such Overadvance(s).

2.03 Letters of Credit.

(a) The Letter of Credit Commitment.

(i) Subject to the terms and conditions set forth herein, (A) the LC Issuer agrees, in reliance upon the agreements of the Tranche A Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Termination Date (or the date of termination of the Tranche A Commitments, if earlier), to issue Letters of Credit for the account of the Borrowers, and to amend or extend Letters of Credit previously issued by it, in accordance with Section 2.03(b) below, and (2) to honor drawings under the Letters of Credit; and (B) the Tranche A Lenders severally agree to participate in Letters of Credit issued for the account of the Borrowers and any drawings thereunder; provided that after giving effect to any LC Credit Extension with respect to any Letter of Credit, (w) the Tranche A Total Outstandings shall not exceed the lesser of (1) the Tranche A Aggregate Commitments and (2) the Tranche A Borrowing Base, (x) the aggregate Outstanding Amount of the Tranche A Committed Loans of any Tranche A Lender, plus such Lender’s Tranche A Applicable Percentage of the Outstanding Amount of all LC Obligations, plus such Lender’s Tranche A Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Tranche A Commitment, (y) the Outstanding Amount of the LC Obligations shall not exceed the Letter of Credit Sublimit and (z) the Total Outstandings shall not exceed the lesser of (1) the Aggregate Commitments and (2) the Borrowing Base. Each request by the Lead Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrowers that the LC Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrowers’ ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrowers may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. Any LC Issuer (other than Bank of America or any of its Affiliates) shall notify the Administrative Agent in writing on each Business Day of all Letters of Credit issued on the prior Business Day by such LC Issuer, provided that (A) until the Administrative Agent advises any such LC Issuer that the provisions of Section 4.02 are not satisfied, or (B) the aggregate amount of the Letters of Credit issued in any such week exceeds such amount as shall be agreed by the Administrative Agent and the LC Issuer, such LC Issuer shall be required to so notify the Administrative Agent in writing only once each week of the Letters of Credit issued by such LC Issuer during the immediately preceding week as well as the daily amounts outstanding for the prior week, such notice to be furnished on such day of the week as the Administrative Agent and such LC Issuer may agree. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.

(ii) The LC Issuer shall not issue any Letter of Credit, if:

(A) subject to Section 2.03(b)(iii), the expiry date of a requested Standby Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the LC Issuer and the Administrative Agent each consent, in their sole discretion, to a later expiry date; or

(B) the expiry date of a requested Commercial Letter of Credit would occur more than 180 days after the date of issuance or last extension, unless the LC Issuer and the Administrative Agent each consent, in their sole discretion, to a later expiry date; or

(C) the expiry date of any requested Letter of Credit would occur after the fifth day prior to the Letter of Credit Expiration Date, unless such Letter of Credit is required to be (and at the applicable time is) Cash Collateralized on or prior to the thirtieth day prior to the Letter of Credit Expiration Date.

(iii) The LC Issuer shall not issue any Letter of Credit without the prior consent of the Administrative Agent if:

(A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the LC Issuer from issuing such Letter of Credit, or any Law applicable to the LC Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the LC Issuer shall prohibit, or request that the LC Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the LC Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the LC Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the LC Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the LC Issuer in good faith deems material to it;

(B) the issuance of such Letter of Credit would violate one or more policies of the LC Issuer applicable to letters of credit generally;

(C) such Letter of Credit is to be denominated in a currency other than Dollars; provided that if the LC Issuer, in its discretion, issues a Letter of Credit denominated in a currency other than Dollars, all reimbursements by the Borrowers of the honoring of any drawing under such Letter of Credit shall be paid in the currency in which such Letter of Credit was denominated;

(D) such Letter of Credit contains any provisions for automatic reinstatement of the Stated Amount after any drawing thereunder; or

(E) a default of any Tranche A Lender’s obligations to fund under Section 2.03(c) exists or any Tranche A Lender is at such time a Defaulting Lender or Deteriorating Lender hereunder, unless the LC Issuer has entered into arrangements satisfactory to the LC Issuer with the Borrowers or such Lender to eliminate the LC Issuer’s risk with respect to such Lender.

(iv) The LC Issuer shall not amend any Letter of Credit if the LC Issuer would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof or if the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(v) The LC Issuer shall act on behalf of the Tranche A Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the LC Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by the LC Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included the LC Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the LC Issuer.

(b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.

(i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Lead Borrower delivered to the LC Issuer by mail or fax (with a copy to the Administrative Agent) or online, consistent with past practice, in the form of a Letter of Credit Application, appropriately completed and signed (if delivered by mail or fax) by a Responsible Officer of the Lead Borrower. Such Letter of Credit Application must be received by the LC Issuer and the Administrative Agent not later than 11:00 a.m. at least three (3) Business Days (or such other date and time as the Administrative Agent and the LC Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the LC Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as the LC Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the LC Issuer (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the LC Issuer may require. Additionally, the Lead Borrower shall furnish to the LC Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the LC Issuer or the Administrative Agent may require.

(ii) Promptly after receipt of any Letter of Credit Application, the LC Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has been notified thereof by the Borrowers. Unless the LC Issuer has received written notice from any Tranche A Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not then be satisfied, then, subject to the terms and conditions hereof, the LC Issuer shall, on the requested date, issue a Letter of Credit for the account of the applicable Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with the LC Issuer’s usual and customary business practices. Immediately upon the issuance or amendment of each Letter of Credit, each Tranche A Lender shall be deemed to (without any further action), and hereby irrevocably and unconditionally agrees to, purchase from the LC Issuer, without recourse or warranty, a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Tranche A Applicable Percentage times the amount of such Letter of Credit. Upon any change in the Tranche A Commitments under this Agreement, it is hereby agreed that with respect to all LC Obligations, there shall be an automatic adjustment to the participations hereby created to reflect the new Tranche A Applicable Percentages of the assigning and assignee Tranche A Lenders.

(iii) If the Lead Borrower so requests in any applicable Letter of Credit Application, the LC Issuer may, in its sole and absolute discretion, agree to issue a Standby Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the LC Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Standby Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Standby Letter of Credit is issued. Unless otherwise directed by the LC Issuer, the Lead Borrower shall not be required to make a specific request to the LC Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Tranche A Lenders shall be deemed to have authorized (but may not require) the LC Issuer to permit the extension of such Standby Letter of Credit at any time to an expiry date not later than twelve months following the Letter of Credit Expiration Date; provided, however, that the LC Issuer shall not permit any such extension if (A) the LC Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Standby Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clauses (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Tranche A Required Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Tranche A Lender or the Lead Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing the LC Issuer not to permit such extension.

(iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the LC Issuer will also deliver to the Lead Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(c) Drawings and Reimbursements; Funding of Participations.

(i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the LC Issuer shall notify the Lead Borrower and the Administrative Agent thereof; provided, however, that any failure to give or delay in giving such notice shall not relieve the Borrowers of their obligation to reimburse the LC Issuer and the Tranche A Lenders with respect to any such payment. Not later than 11:00 a.m. on the Business Day following the date of any payment by the LC Issuer under a Letter of Credit (each such date, an “Honor Date”), the Borrowers shall reimburse the LC Issuer through the Administrative Agent in an amount equal to the amount of such drawing. If the Borrowers fail to so reimburse the LC Issuer by such time, the Administrative Agent shall promptly notify each Tranche A Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Lender’s Tranche A Applicable Percentage thereof. In such event, the Borrowers shall be deemed to have requested a Tranche A Committed Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Tranche A Aggregate Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice). Any notice given by the LC Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(ii) Each Tranche A Lender shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent for the account of the LC Issuer at the Administrative Agent’s Office in an amount in Dollars equal to its Tranche A Applicable Percentage of the Dollar equivalent (as determined in good faith by the applicable LC Issuer) of the Unreimbursed Amount not later than 3:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Tranche A Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrowers in such amount. The Administrative Agent shall remit the funds so received to the LC Issuer.

(iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Tranche A Committed Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrowers shall be deemed to have incurred from the LC Issuer an LC Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which LC Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate (determined for Tranche A Loans). In such event, each Tranche A Lender’s payment to the Administrative Agent for the account of the LC Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such LC Borrowing and shall constitute an LC Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.

(iv) Until each Tranche A Lender funds its Tranche A Committed Loan or LC Advance pursuant to this Section 2.03(c) to reimburse the LC Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Tranche A Applicable Percentage of such amount shall be solely for the account of the LC Issuer.

(v) Each Tranche A Lender’s obligation to make Tranche A Committed Loans or LC Advances to reimburse the LC Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the LC Issuer, any Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Tranche A Lender’s obligation to make Tranche A Committed Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Lead Borrower of a Committed Loan Notice). No such making of an LC Advance shall relieve or otherwise impair the obligation of the Borrowers to reimburse the LC Issuer for the amount of any payment made by the LC Issuer under any Letter of Credit, together with interest as provided herein.

(vi) If any Tranche A Lender fails to make available to the Administrative Agent for the account of the LC Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), the LC Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the LC Issuer at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the LC Issuer in accordance with banking industry rules on interbank compensation plus any administrative, processing or similar fees customarily charged by the LC Issuer in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Tranche A Committed Loan included in the relevant Tranche A Committed Borrowing or LC Advance in respect of the relevant LC Borrowing, as the case may be. A certificate of the LC Issuer submitted to any Tranche A Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.

(d) Repayment of Participations.

(i) At any time after the LC Issuer has made a payment under any Letter of Credit and has received from any Tranche A Lender such Lender’s LC Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of the

LC Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrowers or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Tranche A Applicable Percentage thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s LC Advance was outstanding) in the same funds as those received by the Administrative Agent.

(ii) If any payment received by the Administrative Agent for the account of the LC Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the LC Issuer in its discretion), each Tranche A Lender shall pay to the Administrative Agent for the account of the LC Issuer its Tranche A Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Tranche A Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Tranche A Lenders under this clause shall survive the payment in full of the Secured Obligations and the termination of this Agreement.

(e) Obligations Absolute. The obligation of the Borrowers to reimburse the LC Issuer for each drawing under each Letter of Credit and to repay each LC Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;

(ii) the existence of any claim, counterclaim, setoff, defense or other right that the Borrowers or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the LC Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(iv) any payment by the LC Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the LC Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;

(v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrowers or any of their Subsidiaries; or

(vi) the fact that any Event of Default shall have occurred and be continuing.

The Lead Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Lead Borrower’s instructions or other irregularity, the Lead Borrower will immediately notify the LC Issuer. The Borrowers shall be conclusively deemed to have waived any such claim against the LC Issuer and its correspondents unless such notice is given as aforesaid.

(f) Role of LC Issuer. Each Tranche A Lender and the Borrowers agree that, in paying any drawing under a Letter of Credit, the LC Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the LC Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the LC Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders, the Required Lenders or the Tranche A Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; (iii) any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit or any error in interpretation of technical terms; or (iv) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Borrowers hereby assume all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrowers’ pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the LC Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the LC Issuer shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.03(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Borrowers may have a claim against the LC Issuer, and the LC Issuer may be liable to the Borrowers, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrowers which the Borrowers prove were caused by the LC Issuer’s willful misconduct or gross negligence, bad faith or the LC Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the LC Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary (or the LC Issuer may refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit), and except as expressly stated above, the LC Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

(g) Cash Collateral. Upon the request of the Administrative Agent or the LC Issuer, (i) if the LC Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an LC Borrowing, or (ii) if, as of the thirtieth day prior to the Letter of Credit Expiration Date, any LC Obligation for any reason remains outstanding, the Borrowers shall, in each case, immediately Cash Collateralize the then Outstanding Amount of all LC Obligations. The Borrowers hereby grant to the Collateral Agent a security interest in all such Cash Collateral and all proceeds thereof. Cash Collateral shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America except that, other than during the continuance of an Event of Default, Permitted Investments of the type listed in Section 7.02(b) may be made at the request of the Lead Borrower at the option and in the sole discretion of the Collateral Agent (and at the Borrowers’ risk and expense) and interest or profits, if any, on such investments shall accumulate in such account. If at any time the Collateral Agent determines that any funds held as Cash Collateral are subject to any right or claim of any Person other than the Collateral Agent or that the total amount of such funds is less than the aggregate Outstanding Amount of all LC Obligations, the Borrowers will, forthwith upon demand by the Collateral Agent, pay to the Collateral Agent, as additional funds to be deposited as Cash Collateral, an amount equal to the excess of (x) such aggregate Outstanding Amount over (y) the total amount of funds, if any, then held as Cash Collateral that the Collateral Agent determines to be free and clear of any such right and claim. Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable Laws, to reimburse the LC Issuer and, to the extent not so applied, shall thereafter be applied to satisfy other Secured Obligations.

(h) Applicability of ISP and UCP. Unless otherwise expressly agreed by the LC Issuer and the Lead Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the ISP shall apply to each Standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each Commercial Letter of Credit.

(i) Letter of Credit Fees. The Borrowers shall pay to the Administrative Agent for the account of each Tranche A Lender in accordance with its Tranche A Applicable Percentage a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Rate for LIBO Rate Loans times the maximum daily amount available to be drawn under each such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit). For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of the Letter of Credit shall be determined in accordance with Section 1.06. Letter of Credit Fees shall be (i) due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand, and (ii) computed on a quarterly basis in arrears. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, while any Event of Default exists, the Administrative Agent may, and upon the request of the Tranche A Required Lenders shall, notify the Lead Borrower that all Letter of Credit Fees shall accrue at the Default Rate (determined for Tranche A Loans) and thereafter such Letter of Credit Fees shall accrue at such Default Rate to the fullest extent permitted by applicable Laws.

(j) Fronting Fee and Documentary and Processing Charges Payable to LC Issuer. The Borrowers shall pay directly to the LC Issuer for its own account a fronting fee (each, a “Fronting Fee”) (i) with respect to each commercial Letter of Credit, one-eighth of one percent (.125%), computed on the amount of such Letter of Credit, and payable upon the issuance thereof, and (ii) with respect to each standby Letter of Credit, one-eighth of one percent (.125%) per annum, computed on the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears and payable on the first Business Day after the end of each March, June, September and December in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of the Letter of Credit shall be determined in accordance with Section 1.06. In addition, the Borrowers shall pay directly to the LC Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the LC Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

(k) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

2.04 Swing Line Loans.

(a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender may, in its discretion and in reliance upon the agreements of the other Tranche A Lenders set forth in this Section 2.04, make loans (each such loan, a “Swing Line Loan”) to the Lead Borrower from time to time on any Business Day during the Tranche A Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Tranche A Applicable Percentage of the Outstanding Amount of Tranche A Committed Loans and LC Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Tranche A Commitment; provided, however, that after giving effect to any Swing Line Loan, (i) the Tranche A Total Outstandings shall not exceed the Tranche A Loan Cap, (ii) the Total Outstandings shall not exceed the Loan Cap and (iii) the aggregate Outstanding Amount of the Tranche A Committed Loans of any Tranche A Lender (other than the Swing Line Lender) at such time, plus such Lender’s Tranche A Applicable Percentage of the Outstanding Amount of all LC Obligations at such time, plus such Lender’s Tranche A Applicable Percentage of the Outstanding Amount of all Swing Line Loans at such time shall not exceed such Lender’s Tranche A Commitment, and provided, further, that the Borrowers shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swing Line Loan shall bear interest only at a rate based on the Base Rate. Immediately upon the making of a Swing Line Loan, each Tranche A Lender (other than the Swing Line Lender) shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Tranche A Applicable Percentage times the amount of such Swing Line Loan.

(b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Lead Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 3:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Lead Borrower. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent at the request of the Tranche A Required Lenders prior to 3:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender may in its discretion, not later than 5:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Lead Borrower at its office either by (i) crediting the account of the Lead Borrower on the books of the Swing Line Lender in immediately available funds or (ii) wire transfer of such funds, in either case in accordance with instructions provided by the Lead Borrower to (and reasonably acceptable to) the Swing Line Lender.

(c) Refinancing of Swing Line Loans.

(i) Subject to the provisions of Section 2.14, the Swing Line Lender at any time in its sole and absolute discretion may request, and no less frequently than weekly shall request, on behalf of the Borrowers (which hereby irrevocably authorize the Swing Line Lender to so request on their behalf), that each Tranche A Lender make a Base Rate Loan in the form of a Tranche A Committed Loan in an amount equal to such Lender’s Tranche A Applicable Percentage of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Tranche A Aggregate Commitments and the conditions set forth in Section 4.02. The Swing Line Lender shall furnish the Lead Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Tranche A Lender shall make an amount equal to its Tranche A Applicable Percentage of the amount specified in such Committed Loan Notice available to the Administrative Agent in immediately available funds for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 3:00 p.m. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Tranche A Lender that so makes funds available shall be deemed to have made a Base Rate Loan in the form of a Tranche A Committed Loan to the Borrowers in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.

(ii) If for any reason any Swing Line Loan cannot be refinanced by such a Tranche A Committed Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Tranche A Lenders fund its risk participation in the relevant Swing Line Loan and each Tranche A Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation.

(iii) If any Tranche A Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Swing Line Lender in accordance with banking industry rules on interbank compensation plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Tranche A Committed Loan included in the relevant Tranche A Committed Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the Swing Line Lender submitted to any Tranche A Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

(iv) Each Tranche A Lender’s obligation to make Tranche A Committed Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrowers or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or an Event of Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Tranche A Lender’s obligation to make Tranche A Committed Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in

Section 4.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrowers to repay Swing Line Loans, together with interest as provided herein.

(d) Repayment of Participations.

(i) At any time after any Tranche A Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Lender its Tranche A Applicable Percentage of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s risk participation was funded) in the same funds as those received by the Swing Line Lender.

(ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Tranche A Lender shall pay to the Swing Line Lender its Tranche A Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender. The obligations of the Tranche A Lenders under this clause shall survive the payment in full of the Secured Obligations and the termination of this Agreement.

(e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrowers for interest on the Swing Line Loans. Until each Tranche A Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Lender’s Tranche A Applicable Percentage of any Swing Line Loan, interest in respect of such Tranche A Applicable Percentage shall be solely for the account of the Swing Line Lender.

(f) Payments Directly to Swing Line Lender. The Borrowers shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

(g) Tranche A-1 Lenders Funding Swing Line Loans and Participations. Notwithstanding the foregoing provisions of this Section 2.04 and any other provision to the contrary in this Agreement, so long as and to the extent that Tranche A-1 Availability is greater than zero, Swing Line Loans may be made by the Swing Line Lender and such Swing Line Loans shall be refinanced, and risk participations in Swing Line Loans shall be deemed funded, by Tranche A-1 Lenders under the Tranche A-1 Facility rather than Tranche A Lenders under the Tranche A Facility as if the provisions of this Agreement (including without limitation this Section 2.04) made reference to the Tranche A-1 Lenders and applicable related tranche A-1 specific terms rather than the Tranche A Lenders and applicable related tranche A specific terms. In the event that any Tranche A-1 Lender refinances, or funds any risk participation in, any Swing Line Loan, such Tranche A-1 Lender shall have all of the rights and obligations that would apply to any Tranche A Lender had such Tranche A Lender refinanced, or funded any risk participation in, such Swing Line Loan; provided, however, that provisions applicable to repayment of Tranche A-1 Lenders (including, without limitation, Section 2.04(d) hereof) for refinancing or funding of risk participations in Swing Line Loans shall be subject to the satisfaction of the Tranche A-1 Prepayment Conditions and otherwise such provisions shall be interpreted and applied to effect the first in, last out nature of the Tranche A-1 Facility.

2.05 Prepayments.

(a) The Borrowers may, upon irrevocable notice from the Lead Borrower to the Administrative Agent, at any time or from time to time voluntarily prepay Committed Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 11:00 a.m. (A) three (3) Business Days prior to any date of prepayment of LIBO Rate Loans and (B) on the date of prepayment of Base Rate Loans; (ii) any prepayment of LIBO Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof; (iii) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding; and (iv) any prepayment of Tranche A-1 Committed Loans (including as a result of any commitment reduction under Section 2.06) may only be made if the Tranche A-1 Prepayment Conditions have been met. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if LIBO Rate Loans, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage of such prepayment. If such notice is given by the Lead Borrower, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a LIBO Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Each such prepayment shall be applied to the Committed Loans of the Lenders in accordance with their respective Applicable Percentages.

(b) The Borrowers may, upon irrevocable notice from the Lead Borrower to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of $100,000. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Lead Borrower, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

(c) (i) If for any reason the Tranche A Total Outstandings at any time exceed the Tranche A Loan Cap (such excess shall at all times constitute part of the Secured Obligations), the Borrowers shall immediately prepay Tranche A Loans, Swing Line Loans and LC Borrowings and/or Cash Collateralize the LC Obligations (other than LC Borrowings) in an aggregate amount equal to such excess; provided, however, that the Borrowers shall not be required to Cash Collateralize the LC Obligations pursuant to this Section 2.05(c)(i) unless after the prepayment in full of the Tranche A Loans the Tranche A Total Outstandings exceed the Tranche A Loan Cap.

(ii) If for any reason the Tranche A-1 Total Outstandings at any time exceed the Tranche A-1 Loan Cap (such excess shall at all times constitute part of the Secured Obligations), the Borrowers shall immediately prepay Tranche A-1 Committed Loans in an aggregate amount equal to such excess; provided, however, that in the event that any prepayment of Tranche A Loans, Swing Line Loans and LC Borrowings and/or Cash Collateralization of the LC Obligations (other than LC Borrowings) is required under Section 2.05(c)(i), no prepayment of Tranche A-1 Committed Loans shall be made until the requirements of Section 2.05(c)(i) have been satisfied.

(d) During a Trigger Period, the Borrowers shall prepay the Loans in accordance with the provisions of Section 6.13 and, if an Event of Default shall have occurred and be continuing, Cash Collateralize the LC Obligations in accordance with the provisions of Section 2.03(g).

(e) The Borrowers shall prepay the Loans and, if an Event of Default shall have occurred and be continuing, Cash Collateralize the LC Obligations in an amount equal to the Net Proceeds received by a Loan Party on account of a Prepayment Event. The application of such amount to the prepayment of Loans and Cash Collateralization of the LC Obligations shall not reduce the Commitments.

(f) Prepayments made pursuant to this Section 2.05 (other than Section 2.05(c)(ii)), first, shall be applied ratably to the LC Borrowings and the Swing Line Loans, second, shall be applied ratably to the outstanding Tranche A Committed Loans that are Base Rate Loans, third, shall be applied ratably to the outstanding Tranche A Committed Loans that are LIBO Rate Loans, fourth, if an Event of Default shall have occurred and be continuing, shall be used to Cash Collateralize the remaining LC Obligations; fifth, shall be applied ratably to the outstanding Tranche A-1 Committed Loans that are Base Rate Loans; sixth, shall be applied ratably to the outstanding Tranche A-1 Committed Loans that are LIBO Rate Loans; and seventh, the amount remaining, if any, may be retained by the Borrowers for use in the ordinary course of its business. Upon the drawing of any Letter of Credit that has been Cash Collateralized, the funds held as Cash Collateral shall be applied (without any further action by or notice to or from the Borrowers or any other Loan Party) to reimburse the LC Issuer or the Tranche A Lenders, as applicable.

2.06 Termination or Reduction of Commitments.

The Borrowers may, upon irrevocable notice from the Lead Borrower to the Administrative Agent, terminate the Tranche A Aggregate Commitments, the Tranche A-1 Aggregate Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit or from time to time permanently reduce the Tranche A Aggregate Commitments, the Tranche A-1 Aggregate Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. three (3) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) the Borrowers shall not terminate or reduce (A) the Tranche A Aggregate Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Tranche A Total Outstandings would exceed the Tranche A Aggregate Commitments, (B) the Tranche A-1 Aggregate Commitments, if after giving effect thereto and to any concurrent prepayments permitted under Section 2.05(a) hereunder (i) the Tranche A-1 Total Outstandings would exceed the Tranche A-1 Aggregate Commitments or (ii) Pro Forma Excess Availability and Projected Excess Availability (in each case determined based on a period of 180 consecutive calendar days taken as one accounting period rather than a Twelve Month Period) as of the date of such termination or reduction would be less than thirty percent (30%) of the Loan Cap, (C) the Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of LC Obligations not fully Cash Collateralized hereunder would exceed the Letter of Credit Sublimit, and (D) the Swing Line Sublimit if, after giving effect thereto, and to any concurrent payments hereunder, the Outstanding Amount of Swing Line Loans hereunder would exceed the Swing Line Sublimit.

(a) If, after giving effect to any reduction of the Tranche A Aggregate Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the amount of the Tranche A Aggregate Commitments, such Letter of Credit Sublimit or Swing Line Sublimit shall be automatically reduced by the amount of such excess.

(b) The Administrative Agent will promptly notify the Lenders of any termination or reduction of the Letter of Credit Sublimit, Swing Line Sublimit, the Tranche A Aggregate Commitments or the Tranche A-1 Aggregate Commitments under this Section 2.06. Upon any reduction of the Tranche A Aggregate Commitments, the Tranche A Commitment of each

Tranche A Lender shall be reduced by such Lender’s Tranche A Applicable Percentage of such reduction amount. Upon any reduction of the Tranche A-1 Aggregate Commitments, the Tranche A-1 Commitment of each Tranche A-1 Lender shall be reduced by such Lender’s Tranche A-1 Applicable Percentage of such reduction amount. All fees (including, without limitation, commitment fees and Letter of Credit Fees) and interest in respect of the Aggregate Commitments, the Tranche A Aggregate Commitments or the Tranche A-1 Aggregate Commitments accrued until the effective date of any termination of the Aggregate Commitments, the Tranche A Aggregate Commitments or the Tranche A-1 Aggregate Commitments, respectively, shall be paid on the effective date of such termination.

2.07 Repayment of Loans.

On the Termination Date, the Borrowers shall cause all Secured Obligations to be Fully Satisfied.

2.08 Interest.

(a) Subject to the provisions of Section 2.08(b) below, (i) each LIBO Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Adjusted LIBO Rate for such Interest Period plus the Applicable Margin; (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Margin; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Margin.

(b) (i) If any amount payable under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the applicable Default Rate to the fullest extent permitted by applicable Laws.

(ii) If any Event of Default exists, then the Administrative Agent may, and, with respect to any Tranche upon the request of the Tranche A Required Lenders or the Tranche A-1 Required Lenders, as applicable, shall, notify the Lead Borrower that all outstanding Obligations with respect to such Tranche shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the applicable Default Rate and thereafter such Obligations shall bear interest at the applicable Default Rate to the fullest extent permitted by applicable Laws.

(iii) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

2.09 Fees. In addition to certain fees described in subsections (i) and (j) of Section 2.03:

(a) Commitment Fee. The Borrowers shall pay to the Administrative Agent: (i) for the account of each Tranche A Lender, in accordance with its Tranche A Applicable Percentage, a commitment fee, payable quarterly in arrears on the first Business Day of each Fiscal Quarter, commencing with the first such date to occur after the Closing Date, and on the last day of the Tranche A Availability Period equal to the Applicable Commitment Fee Percentage times the average daily amount by which the Tranche A Aggregate Commitments exceeded the Tranche A Average Usage, in each case calculated on a per annum basis for the actual number of days elapsed in the Fiscal Quarter ending on the day immediately preceding the related payment date (or, if applicable, the actual number of days in the Fiscal Quarter to and including last day of the Tranche A Availability Period) and (ii) for the account of each Tranche A-1 Lender, in accordance with its Tranche A-1 Applicable Percentage, a commitment fee, payable quarterly in arrears on the first Business Day of each Fiscal Quarter, commencing with the first such date to occur after the Closing Date, and on the last day of the Tranche A-1 Availability Period equal to the Applicable Commitment Fee Percentage times the average daily amount by which the Tranche A-1 Aggregate Commitments exceeded the Tranche A-1 Average Usage, in each case calculated on a per annum basis for the actual number of days elapsed in the Fiscal Quarter ending on the day immediately preceding the related payment date (or, if applicable, the actual number of days in the Fiscal Quarter to and including last day of the Tranche A-1 Availability Period). The commitment fees shall accrue at all times during the Tranche A Availability Period (with respect to commitment fees in the foregoing clause (i)) and the Tranche A-1 Availability Period (with respect to the commitment fees in the foregoing clause (ii)), including at any time during which one or more of the conditions in Article IV is not met.

(b) Other Fees. The Borrowers shall pay to the Joint Lead Arrangers and the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in the Fee Letters. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

2.10 Computation of Interest and Fees. All computations of interest for Base Rate Loans when the Base Rate is determined by Bank of America’s “prime rate” shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

2.11 Evidence of Debt.

(a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by the Administrative Agent (the “Loan Account”) in the ordinary course of business. In addition, each Lender may record in such Lender’s internal records, an appropriate notation evidencing the date and amount of each Loan from such Lender, each payment and prepayment of principal of any such Loan, and each payment of interest, fees and other amounts due in connection with the Obligations due to such Lender. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrowers shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto, and may specify whether a Loan is a Tranche A Committed Loan or a

Tranche A-1 Committed Loan. Any failure to so attach or endorse, or any error in doing so, shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. Upon receipt of an affidavit of a Lender as to the loss, theft, destruction or mutilation of such Lender’s Note with appropriate indemnification provisions in form and substance reasonably satisfactory to the Borrowers and upon cancellation of such Note, the Borrowers will issue, in lieu thereof, a replacement Note in favor of such Lender, in the same principal amount thereof and otherwise of like tenor.

(b) In addition to the accounts and records referred to in Section 2.11(a), each Tranche A Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Tranche A Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

2.12 Payments Generally; Administrative Agent’s Clawback.

(a) General. All payments to be made by the Borrowers shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall, at the option of the Administrative Agent, be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrowers shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

(b) Funding by Lenders; Presumption by Administrative Agent. (i) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of LIBO Rate Loans (or in the case of any Borrowing of Base Rate Loans, prior to 2:00 p.m. on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrowers a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Committed Borrowing available to the Administrative Agent, then the applicable Lender and the Borrowers severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrowers to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation plus any administrative processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrowers, the interest rate applicable to Base Rate Loans. If the Borrowers and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrowers the amount of such interest paid by the

Borrowers for such period. If such Lender pays its share of the applicable Committed Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Committed Loan included in such Committed Borrowing. Any payment by the Borrowers shall be without prejudice to any claim the Borrowers may have against a Lender that shall have failed to make such payment to the Administrative Agent.

(ii) Payments by Borrowers; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Lead Borrower prior to the time at which any payment is due to the Administrative Agent for the account of the Lenders or the LC Issuer hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the LC Issuer, as the case may be, the amount due. In such event, if the Borrowers have not in fact made such payment, then each of the Lenders or the LC Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the LC Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

A notice of the Administrative Agent to any Lender or the Lead Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

(c) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrowers by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof (subject to the provisions of the last paragraph of Section 4.02 hereof), the Administrative Agent promptly shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

(d) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Committed Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 10.04(c) and Section 9.14 are several and not joint. The failure of any Lender to make any Committed Loan, to fund any such participation or to make any payment under Section 10.04(c) or Section 9.14 on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Committed Loan, to purchase its participation or to make its payment under Section 10.04(c) or Section 9.14.

(e) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

2.13 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of, interest on, or other amounts with respect to, any of the Obligations resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Obligations greater than its Pro Rata share thereof as provided herein (including in contravention of the priorities of payment set forth in Section 2.05(f) or Section 8.03, as applicable), then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably and in the priorities set forth in Section 2.05(f) or Section 8.03, as applicable, provided that:

(i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(ii) the provisions of this Section 2.13 shall not be construed to apply to (x) any payment made by the Loan Parties pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Committed Loans or subparticipations in LC Obligations or Swing Line Loans to any assignee or participant, other than to the Borrowers or any Subsidiary thereof (as to which the provisions of this Section 2.13 shall apply).

Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.

2.14 Settlement Among Lenders.

(a) The amount of each Lender’s Applicable Percentage of outstanding Loans (including outstanding Swing Line Loans), shall be computed weekly (or more frequently in the Administrative Agent’s discretion) and shall be adjusted upward or downward based on all Loans (including Swing Line Loans) and repayments of Loans (including Swing Line Loans) received by the Administrative Agent as of 3:00 p.m. on the first Business Day (such date, the “Settlement Date”) following the end of the period specified by the Administrative Agent.

(b) The Administrative Agent shall deliver to each of the Lenders promptly after a Settlement Date a summary statement of the amount of outstanding Committed Loans for the period and the amount of repayments received for the period. As reflected on the summary statement, (i) the Administrative Agent shall transfer to each Tranche A Lender or Tranche A-1 Lender, as applicable, its Applicable Percentage of repayments, and (ii) each Lender shall transfer to the Administrative Agent (as provided below) or the Administrative Agent shall transfer to each Lender, such amounts as are necessary to insure that, after giving effect to all such transfers, the amount of Committed Loans made by each Tranche A Lender or Tranche A-1 Lender, as applicable, shall be equal to such Lender’s Applicable Percentage of all Tranche A Committed Loans or Tranche A-1 Committed Loans, as applicable, outstanding as of such Settlement Date. If the summary statement requires transfers to be made to the Administrative Agent by the Lenders and is received prior to 1:00 p.m. on a Business Day, such transfers shall be made in immediately available funds no later than 3:00 p.m. that day; and, if received after 1:00 p.m., then no later than 3:00 p.m. on the next Business Day. The obligation of each Lender to transfer such funds is irrevocable, unconditional and without recourse to or warranty by the Administrative Agent. If and to the extent any Lender shall not have so made its transfer to the Administrative Agent, such Lender agrees to pay to the Administrative Agent, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent, equal to the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation plus any administrative, processing, or similar fees customarily charged by the Administrative Agent in connection with the foregoing.

2.15 Increase in Commitments.

(a) Request for Increase. Provided no Event of Default then exists and no Default would arise therefrom, at any time and from time to time after the date that occurs ninety (90) days after the Closing Date, upon notice to the Administrative Agent (which shall promptly notify the Tranche A Lenders), the Lead Borrower may request an increase in the Tranche A Aggregate Commitments by an amount (for all such requests) not exceeding $300,000,000 in the aggregate; provided that (i) any such request for an increase shall be in a minimum amount of $50,000,000, and (ii) the Lead Borrower may make a maximum of six (6) such requests. At the time of sending such notice, the Lead Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Tranche A Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders).

(b) Lender Elections to Increase. Each Tranche A Lender shall notify the Administrative Agent within such time period set forth in (a) above whether or not it agrees to increase its Tranche A Commitment and, if so (each an “Increased Tranche A Commitment Lender”), whether by an amount equal to, greater than, or less than its Tranche A Applicable Percentage of such requested increase. Any Tranche A Lender not responding within such time period shall be deemed to have declined to increase its Tranche A Commitment. No Tranche A Lender shall be obligated to agree to increase its Tranche A Commitment under this Section 2.15.

(c) Notification by Administrative Agent; Additional Lenders. The Administrative Agent shall notify the Lead Borrower and each Tranche A Lender of the Tranche A Lenders’ responses to each request made in this Section 2.15. To achieve the full amount of a requested increase and subject to the approval of the Administrative Agent, the LC Issuer and the Swing Line Lender (which approvals shall not be unreasonably withheld), to the extent that any existing Tranche A Lender declines to increase its Tranche A Commitments, or declines to increase its Tranche A Commitments to the amount requested by the Lead Borrower, the Administrative Agent or its Affiliates, in consultation with the Lead Borrower, will use its reasonable efforts to arrange for other Eligible Assignees to become a Tranche A Lender hereunder and to issue commitments in an amount equal to the amount of the increase in the Tranche A Aggregate Commitments requested by the Lead Borrower and not accepted by the existing Tranche A Lenders (and the Lead Borrower may also invite additional Eligible Assignees to become Tranche A Lenders) (each such Eligible Assignee issuing a commitment and becoming a Tranche A Lender, an “Additional Tranche A Commitment Lender”), provided, however, that without the consent of the Administrative Agent, at no time shall the Tranche A Commitment of any Additional Tranche A Commitment Lender be less than $10,000,000.

(d) Effective Date and Allocations. If the Tranche A Aggregate Commitments are increased in accordance with this Section 2.15, the Administrative Agent and the Lead Borrower shall determine the effective date (the “Increase Effective Date”) of such increase (such increase, a “Tranche A Commitment Increase”). The Administrative Agent shall promptly notify the Lead Borrower and the Tranche A Lenders of the final allocation of such Tranche A Commitment Increase and the Increase Effective Date and on the Effective Date (i) the Tranche A Aggregate Commitments under, and for all purposes of, this Agreement shall be increased by the aggregate amount of such Tranche A Commitment Increases, and (ii) Schedule 2.01 shall be deemed modified, without further action, to reflect the revised Tranche A Commitments and Tranche A Applicable Percentages of the Tranche A Lenders.

(e) Conditions to Effectiveness of Increase. As a condition precedent to such increase, (i) the Lead Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (A) certifying and attaching the resolutions, if necessary, adopted by such

Loan Party approving or consenting to such Tranche A Commitment Increase, and (B) in the case of the Borrowers, certifying that, before and after giving effect to such Tranche A Commitment Increase, (1) the representations and warranties contained in Article V and the other Loan Documents are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2.15, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, (ii) the Borrowers, the Administrative Agent, and any Additional Tranche A Commitment Lender shall have executed and delivered a joinder to the Loan Documents in such form as the Administrative Agent shall reasonably require; (iii) the Borrowers shall have paid such fees and other compensation to the Additional Tranche A Commitment Lenders and the Increased Tranche A Commitment Lenders as the Administrative Agent, the Lead Borrower, such Additional Tranche A Commitment Lenders and such Increased Tranche A Commitment Lenders shall agree; (iv) the Borrowers shall have paid such arrangement fees to the Administrative Agent (or one or more of its Affiliates, as applicable) as the Lead Borrower and the Administrative Agent or such Affiliate may agree; (v) the Borrowers shall deliver to the Administrative Agent and the Tranche A Lenders an opinion or opinions, in form and substance reasonably satisfactory to the Administrative Agent, from counsel to the Borrowers reasonably satisfactory to the Administrative Agent and dated such date with respect to the Loan Documents and the other documents, agreements and instruments then executed and the transactions contemplated thereby; (vi) the Borrowers and the Additional Tranche A Commitment Lender shall have delivered such other instruments, documents and agreements as the Administrative Agent may reasonably have requested; and (vii) no Default exists. The Borrowers shall prepay any Tranche A Committed Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 3.05 to the extent necessary to keep the outstanding Tranche A Committed Loans ratable with any revised Tranche A Applicable Percentages arising from any nonratable increase in the Tranche A Commitments under this Section 2.15).

(f) Terms of Commitment Increase. Any Tranche A Commitment Increase contemplated by the provisions of this Section 2.15 shall, except as provided in Section 2.15(e)(iii) and (e)(iv), bear interest and be entitled to fees and other compensation on the same basis as all other Tranche A Commitments.

(g) Conflicting Provisions. This Section 2.15 shall supersede any provisions in Sections 2.13 or 10.01 to the contrary.

ARTICLE III

TAXES, YIELD PROTECTION AND ILLEGALITY;

APPOINTMENT OF LEAD BORROWER

3.01 Taxes.

(a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrowers hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes, provided that if the Borrowers shall be required by applicable law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the Administrative Agent, Lender or LC Issuer, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrowers shall make such deductions and (iii) the Borrowers shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law; provided further, that the Borrowers shall not be required to pay any additional amounts with respect to income or tax or amounts owing to a Lender that (x) is a Foreign Lender and (y) has not delivered the forms required by Section 3.01(e).

(b) Payment of Other Taxes by the Borrowers. Without limiting the provisions of subsection (a) above, the Borrowers shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Law.

(c) Indemnification by the Loan Parties. The Loan Parties shall indemnify the Administrative Agent, each Lender and each LC Issuer (each, a “Lender Party”) , within three (3) Business Days after demand is made therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) paid by the Administrative Agent, such Lender or LC Issuer, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto; provided, that the Borrower shall not be obligated to make any payment pursuant to this Section in respect of penalties, interest and other consequential liabilities attributable to any Taxes or Other Taxes if (i) written demand therefor has not been made by such Lender Party within 30 days from the date on which senior in-house legal counsel or the chief financial officer such Lender Party had actual knowledge of the imposition of Taxes or Other Taxes by the relevant taxing or Governmental Authority, (ii) such penalties, interest and other consequential liabilities, as a result of gross negligence or willful misconduct of such payee as determined by a final, non-appealable decision of a court of competent jurisdiction, have accrued after the date that Borrower indemnified or paid in full all amounts owing under this Section as of such date, or (iii) such penalties, interest and other liabilities are attributable to the gross negligence or willful misconduct of such payee, as determined by a final, non-appealable decision of a court of competent jurisdiction; provided, further, that the Loan Parties shall not be required to make any indemnification with respect to any Foreign Lender that has not complied in all material respects with Section 3.01(e). A certificate as to the amount of such payment or liability delivered to the Lead Borrower by a Lender or the LC Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the LC Issuer, shall be conclusive absent manifest error.

(d) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrowers to a Governmental Authority, the Lead Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e) Status of Lenders. Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which any Borrower is resident for tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Loan Document shall deliver to the Lead Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable Law or reasonably requested by the Lead Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable Law as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if requested by the Lead Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Lead Borrower or the Administrative Agent as will enable the Lead Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.

Without limiting the generality of the foregoing, any Foreign Lender shall deliver to the Lead Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Lead Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

(i) duly completed copies of Internal Revenue Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party,

(ii) duly completed copies of Internal Revenue Service Form W-8ECI,

(iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrowers within the meaning of section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (y) duly completed copies of Internal Revenue Service Form W-8BEN, or

(iv) any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable Law to permit the Lead Borrower to determine the withholding or deduction required to be made.

(f) Treatment of Certain Refunds. If the Administrative Agent, any Lender or the LC Issuer determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrowers or with respect to which the Borrowers have paid additional amounts pursuant to this Section 3.01, it shall pay to the Borrowers an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrowers under this Section 3.01 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent, such Lender or the LC Issuer, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrowers, upon the request of the Administrative Agent, such Lender or the LC Issuer, agree to repay the amount paid over to the Borrowers (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Lender or the LC Issuer in the event the Administrative Agent, such Lender or the LC Issuer is required to repay such refund to such Governmental Authority. This subsection shall not be construed to require the Administrative Agent, any Lender or the LC Issuer to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrowers or any other Person.

3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund LIBO Rate Loans, or to determine or charge interest rates based upon the LIBO Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, on written notice thereof by such Lender to the Lead Borrower through the Administrative Agent, any obligation of such Lender to make or continue LIBO Rate Loans or to convert Base Rate Loans to LIBO Rate Loans shall be suspended until such Lender notifies the Administrative Agent and the Lead Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrowers shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all LIBO Rate Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such LIBO Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such LIBO Rate Loans. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted.

3.03 Inability to Determine Rates. If the Required Lenders determine that for any reason in connection with any request for a LIBO Rate Loan or a conversion to or continuation thereof that (a) Dollar deposits are not being offered to banks in the London interbank market for the applicable amount and Interest Period of such LIBO Rate Loan, (b) adequate and reasonable means do not exist for determining the LIBO Rate for any requested Interest Period with respect to a proposed LIBO Rate Loan, or (c) the LIBO Rate for any requested Interest Period with respect to a proposed LIBO Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Lead Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBO Rate Loans shall be suspended until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Lead Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of LIBO Rate Loans or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans in the amount specified therein.

3.04 Increased Costs; Reserves on LIBO Rate Loans.

(a) Increased Costs Generally. If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the Adjusted LIBO Rate) or the LC Issuer;

(ii) subject any Lender or the LC Issuer to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any LIBO Rate Loan made by it, or change the basis of taxation of payments to such Lender or the LC Issuer in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 3.01 and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender or the LC Issuer); or

(iii) impose on any Lender or the LC Issuer or the London interbank market any other condition, cost or expense affecting this Agreement or LIBO Rate Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any LIBO Rate Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the LC Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the LC Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the LC Issuer, the Borrowers will pay to such Lender or the LC Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the LC Issuer, as the case may be, for such additional costs incurred or reduction suffered.

(b) Capital Requirements. If any Lender or the LC Issuer determines that any Change in Law affecting such Lender or the LC Issuer or any Lending Office of such Lender or such Lender’s or the LC Issuer’s holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or the LC Issuer’s capital or on the capital of such Lender’s or the LC Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the LC Issuer, to a level below that which such Lender or the LC Issuer or such Lender’s or the LC Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the LC Issuer’s policies and the policies of such Lender’s or the LC Issuer’s holding company with respect to capital adequacy), then from time to time the Borrowers will pay to such Lender or the LC Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the LC Issuer or such Lender’s or the LC Issuer’s holding company for any such reduction suffered.

(c) Certificates for Reimbursement. A certificate of a Lender or the LC Issuer setting forth the amount or amounts necessary to compensate such Lender or the LC Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section 3.04 and delivered to the Lead Borrower shall be presumptively correct absent manifest error. The Borrowers shall pay such Lender or the LC Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

(d) Delay in Requests. Failure or delay on the part of any Lender or the LC Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s or the LC Issuer’s right to demand such compensation, provided that the Borrowers shall not be required to compensate a Lender or the LC Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than 180 days prior to the date that such Lender or the LC Issuer, as the case may be, notifies the Lead Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the LC Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180 days period referred to above shall be extended to include the period of retroactive effect thereof).

(e) Reserves on LIBO Rate Loans. The Borrowers shall pay to each Lender, as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each LIBO Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Loan, provided the Lead Borrower shall have received at least 10 days’ prior notice (with a copy to the Administrative Agent) of such additional interest from such Lender. If a Lender fails to give notice 10 days prior to the relevant Interest Payment Date, such additional interest shall be due and payable 10 days from receipt of such notice.

3.05 Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrowers shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

(a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

(b) any failure by the Borrowers (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Lead Borrower; or

(c) any assignment of a LIBO Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Lead Borrower pursuant to Section 10.13;

including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrowers shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by the Borrowers to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each LIBO Rate Loan made by it at the LIBO Rate for such Loan by a matching deposit or other borrowing in the London interbank market for a comparable amount and for a comparable period, whether or not such LIBO Rate Loan was in fact so funded.

3.06 Mitigation Obligations; Replacement of Lenders.

(a) Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b) Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, the Borrowers may replace such Lender in accordance with Section 10.13.

3.07 Survival. All of the Borrowers’ obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all other Secured Obligations hereunder.

3.08 Designation of Lead Borrower as Borrowers’ Agent.

Each Borrower hereby irrevocably designates and appoints the Lead Borrower as such Borrower’s agent to obtain Credit Extensions, the proceeds of which shall be available to each Borrower for such uses as are permitted under this Agreement. As the disclosed principal for its agent, each Borrower shall be obligated to each Credit Party on account of Credit Extensions so made as if made directly by the applicable Credit Party to such Borrower, notwithstanding the manner by which such Credit Extensions are recorded on the books and records of the Lead Borrower and of any other Borrower. In addition, each Loan Party other than the Borrowers hereby irrevocably designates and appoints the Lead Borrower as such Loan Party’s agent to represent such Loan Party in all respects under this Agreement and the other Loan Documents.

(a) Each Borrower recognizes that credit available to it hereunder is in excess of and on better terms than it otherwise could obtain on and for its own account and that one of the reasons therefor is its joining in the credit facility contemplated herein with all other Borrowers. Consequently, each Borrower hereby assumes and agrees to discharge all Secured Obligations of each of the other Borrowers.

(b) The Lead Borrower shall act as a conduit for each Borrower (including itself, as a “Borrower”) on whose behalf the Lead Borrower has requested a Credit Extension. Neither the Administrative Agent nor any other Credit Party shall have any obligation to see to the application of such proceeds therefrom.

ARTICLE IV

CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

4.01 Conditions of Initial Credit Extension. The obligation of the LC Issuer and each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent:

(a) The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to the Administrative Agent:

(i) executed counterparts of this Agreement sufficient in number for distribution to the Administrative Agent, each Lender and the Lead Borrower;

(ii) a Note executed by the Borrowers in favor of each Lender requesting a Note;

(iii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent and the Arrangers may require evidencing (A) the authority of each Loan Party to enter into this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party and (B) the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party;

(iv) copies of each Loan Party’s Organization Documents and such other documents and certifications as the Administrative Agent and the Arrangers may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

(v) a favorable opinion of Arnold & Porter LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender and as to such matters concerning the Loan Parties and the Loan Documents as the Administrative Agent and the Arrangers may reasonably request (including, without limitation, with respect to enforceability, due authorization, perfection of the Liens in favor of the Collateral Agent and absence of conflicts with specified material agreements);

(vi) a certificate signed by a Responsible Officer of the Lead Borrower certifying (A) that the conditions specified in Sections 4.02(a) and (b) have been satisfied, (B) that there has been no event or circumstance since April 30, 2010, that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect and (C) either that (1) no consents, licenses or approvals are required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party, or (2) that all such consents, licenses and approvals have been obtained and are in full force and effect;

(vii) evidence that all insurance required to be maintained pursuant to the Loan Documents and all endorsements in favor of the Collateral Agent required under the Loan Documents have been obtained and are in effect;

(viii) a certificate from the chief financial officer of the Lead Borrower, satisfactory in form and substance to the Administrative Agent, attesting to the Solvency of the Loan Parties on a consolidated basis as of the Closing Date after giving effect to the transactions contemplated hereby;

(ix) the Security Documents (other than the Mortgages), each duly executed by the applicable Loan Parties (it being understood that no Mortgages will be executed and delivered as of the Closing Date);

(x) all other Loan Documents, each duly executed by the applicable Loan Parties;

(xi) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Collateral Agent and the Arrangers to be filed, registered or recorded to create or perfect the first priority Liens intended to be created under the Loan Documents and all such documents and instruments shall have been so filed, registered or recorded, in each case, to the reasonable satisfaction of the Collateral Agent and the Arrangers; and

(xii) such other assurances, certificates, documents, consents or opinions as the Agents reasonably may require.

(b) Not less than $350,000,000 in Tranche A Aggregate Commitments shall have been received from Tranche A Lenders other than the Lead Lenders executing this Agreement.

(c) After giving effect to (i) the first funding under the Loans, (ii) any charges to the Loan Account made in connection with the establishment of the credit facility contemplated hereby and (iii) all Letters of Credit to be issued at, or immediately subsequent to, such establishment, Availability shall be not less than $200,000,000.

(d) The Administrative Agent shall have received a Borrowing Base Certificate dated the Closing Date and relating to the month ended on March 31, 2011, duly executed by a Responsible Officer of the Lead Borrower.

(e) No event or condition has occurred since April 30, 2010, that could reasonably be expected, individually or in the aggregate, to constitute or have (i) a material adverse change in, or a material adverse effect on, the operations, business, assets, properties, liabilities (actual or contingent) or condition (financial or otherwise) of the Lead Borrower and its subsidiaries, taken as a whole; (ii) a material impairment of the ability of any Loan Party to perform its material obligations under any material Loan Document to which it is a party; or (iii) a material impairment of the rights and remedies of the Administrative Agent or the Lenders under any material Loan Document or (iv) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any material Loan Document to which it is a party.

(f) All necessary consents and approvals to the transactions contemplated hereby shall have been obtained.

(g) After giving effect to the consummation of the transactions contemplated under this Agreement and the other Loan Documents on the Closing Date (including any Loans made or Letters of Credit issued hereunder), no Default shall exist.

(h) All fees required to be paid to the Agents or the Arrangers on or before the Closing Date shall have been paid in full, and all fees required to be paid to the Lenders on or before the Closing Date shall have been paid in full.

(i) The Administrative Agent shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”).

Without limiting the generality of the provisions of Section 9.04, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have Consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be Consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

4.02 Conditions to all Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension (other than a Conversion/Continuation Notice requesting only a conversion of Committed Loans to the other Type or a continuation of LIBO Rate Loans) and of each LC Issuer to issue each Letter of Credit is subject to the following conditions precedent:

(a) The representations and warranties of the Lead Borrower and each other Loan Party contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, (i) which are qualified by materiality shall be true and correct, and (ii) which are not qualified by materiality shall be true and correct in all material respects, in each case, on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct, or true and correct in all material respects, as the case may be, as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent consolidated statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01.

(b) No Default shall exist or would result from such proposed Credit Extension or from the application of the proceeds thereof.

(c) The Administrative Agent and, if applicable, the LC Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

Each Request for Credit Extension (other than a Conversion/Continuation Notice requesting only a conversion of Committed Loans to the other Type or a continuation of LIBO Rate Loans) submitted by the Lead Borrower shall be deemed to be a representation and warranty by the Borrowers that the conditions specified in Sections 4.02(a) and 4.02(b) have been satisfied on and as of the date of the applicable Credit Extension. The conditions set forth in this Section 4.02 are for the sole benefit of the Credit Parties but until the Tranche A Required Lenders or the Tranche A-1 Required Lenders otherwise direct the Administrative Agent to cease making Tranche A Committed Loans or Tranche A-1 Committed Loans, respectively, the Tranche A Lenders and the Tranche A-1 Lenders, respectively, will fund their Applicable Percentage of all Tranche A Loans or Tranche A-1 Committed Loans, respectively, and, with respect to the Tranche A Lenders, LC Advances and participate in all Swing Line Loans and Letters of Credit whenever made or issued, which are requested by the Lead Borrower and which, notwithstanding the failure of the Loan Parties to comply with the provisions of this Article IV are agreed to by the Administrative Agent; provided, however, that, if the Administrative Agent has actual knowledge that any Specified Default or any Event of Default under Section 6.13 shall have occurred and be continuing, the Administrative Agent shall cease making Tranche A Committed Loans and Tranche A-1 Committed Loans unless the Tranche A Required Lenders or the Tranche A-1 Required Lenders, as applicable otherwise direct in writing; provided, further, that the making of any such Loans or the issuance of any Letters of Credit shall not be deemed a modification or waiver by any Credit Party of the provisions of this Article IV on any future occasion or a waiver of any rights of the Credit Parties as a result of any such failure to comply.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

To induce the Credit Parties to enter into this Agreement and to make Loans and to issue Letters of Credit hereunder, each Loan Party represents and warrants to the Administrative Agent and the other Credit Parties that:

5.01 Existence, Qualification and Power. Each Loan Party (a) is a corporation, limited liability company, partnership or limited partnership, duly organized or formed, validly existing and, where applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, permits, authorizations, consents and approvals to (i) own, lease or operate its assets and carry on its business as now conducted and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and, where applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. Schedule 5.01 annexed hereto sets forth, as of the Closing Date, each Loan Party’s name as it appears in official filings in its state of incorporation or organization, its state of incorporation or organization, organization type, organization number, if any, issued by its state of incorporation or organization, and its federal employer identification number.

5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is or is to be a party, has been duly authorized by all necessary corporate or other organizational action, and does not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach, termination, or contravention of, or constitute a default under, or require any payment to be made under (i) any Material Contract or any Material Indebtedness to which such Person is a party or affecting such Person or the properties of such Person, or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; (c) result in or require the creation of any Lien upon any asset of any Loan Party (other than Permitted Encumbrances); or (d) violate any Law.

5.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, except for (a) the perfection or maintenance of the Liens created under the Security Documents (including the first priority nature thereof to the extent specified in the Security Agreement) or (b) such as have been obtained or made and are in full force and effect.

5.04 Binding Effect. This Agreement has been, and each other Loan Document, when delivered, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

5.05 Financial Statements; No Material Adverse Effect.

(a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of the Lead Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all Material Indebtedness and other liabilities, direct or contingent, of the Lead Borrower and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness.

(b) The unaudited Consolidated balance sheet of the Lead Borrower and its Subsidiaries dated January 29, 2011, and the related Consolidated statements of income or operations, Shareholders’ Equity and cash flows for the fiscal quarter ended on that date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present the financial condition of the Lead Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments. Schedule 5.05 sets forth all Material Indebtedness and other liabilities, direct or contingent, of the Loan Parties as of the date of such financial statements, including liabilities for taxes, material commitments and Material Indebtedness.

(c) Since the date of the Audited Financial Statements dated April 30, 2010, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

(d) The Consolidated and, during any Trigger Period, consolidating, forecasted balance sheet and statements of income and cash flows of the Lead Borrower and its Subsidiaries delivered pursuant to Section 6.01(d) were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in light of the conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Loan Parties’ reasonable estimate of its future financial performance (it being understood that such forecasted financial information is subject to significant uncertainties and contingencies, many of which are beyond the control of the Loan Parties, that no assurance is given that any particular forecasts will be realized, that results may differ and that such differences may be material).

5.06 Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Loan Parties after due and diligent investigation, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against any Loan Party or against any of its properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (b) except as specifically disclosed in Schedule 5.06, either individually or in the aggregate, if determined adversely, could reasonably be expected to have a Material Adverse Effect.

5.07 No Default. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

5.08 Ownership of Property; Liens. Each of the Loan Parties has good record and marketable title in fee simple to or valid leasehold interests in or other rights to use or operate, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Loan Parties has good and marketable title to, valid leasehold interests in, or valid licenses to use all personal property and assets used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(a) Schedule 5.08(a)(1) sets forth the address (including street address, county and state) of all Real Estate that is owned by the Loan Parties. Schedule 5.08(a)(2) sets forth the address (including street address, county and state) of the Leases of the Loan Parties, together with the name of the lessor and its contact information with respect to each such Lease as of the Closing Date. As of the Closing Date, each Lease set forth on Schedule 5.08(a)(2) is in full force and effect.

(b) The personal property of each Loan Party is subject to no Liens, other than Liens set forth on Schedule 5.08(b), and Permitted Encumbrances. The real property of each Loan Party is subject to no Liens, other than Permitted Encumbrances, or, in the case of Real Estate included in the Tranche A Borrowing Base, Permitted Real Estate Liens.

(c) Schedule 5.08(c) sets forth a complete and accurate list of all Investments held by any Loan Party on the date hereof, showing as of the date hereof the amount, obligor or issuer, how held (directly or through a securities intermediary) and maturity, if any, thereof.

(d) Schedule 5.08(d) sets forth a complete and accurate list of all Indebtedness of each Loan Party on the date hereof, showing as of the date hereof the amount, holder, obligor or issuer and maturity thereof.

5.09 Environmental Compliance.

(a) Except as specifically disclosed in Schedule 5.09, no Loan Party (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability, except, in each of the cases of (i), (ii), (iii) and (iv), as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) Except as otherwise set forth in Schedule 5.09, and except as could not, individually or in the aggregate reasonably be expected to have a Material Adverse Effect (i) none of the real properties currently or formerly owned or operated by any Loan Party is listed or, to the knowledge of the Loan Parties, proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list or, to the knowledge of the Loan Parties, is adjacent to any such property; (ii) there are no and never have been any underground or above-ground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed of on any property currently owned or operated by any Loan Party or, to the knowledge of the Loan Parties, on any property formerly owned or operated by any Loan Party; (iii) there is no asbestos or asbestos-containing material on any property currently owned or operated by any Loan Party; and (iv) Hazardous Materials have not been released, discharged or disposed of on any property currently or, to the knowledge of the Loan Parties, formerly owned or operated by any Loan Party.

(c) Except as otherwise set forth on Schedule 5.09, and except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (i) no Loan Party is undertaking, and no Loan Party has completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law, other than any as may have been required under Section 6.16(c) to maintain the value and marketability of any Eligible Real Estate or by any Governmental Authority or Environmental Law; and (ii) all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by any Loan Party have been disposed of in a manner not reasonably expected to result in liability to any Loan Party.

5.10 Insurance. The properties (including, without limitation, all Collateral) of the Loan Parties are insured with financially sound and reputable insurance companies which are not Affiliates of the Loan Parties (with the exception of Chelsea Insurance Company Ltd. so long as it is duly licensed by the appropriate Government Authority in its state of incorporation to conduct business as an insurer in such state and meets and maintains the appropriate capital requirements to maintain such licensure), in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Loan Parties operate. Schedule 5.10 sets forth a description of all insurance maintained by or on behalf of the Loan Parties as of the Closing Date. As of the Closing Date, each insurance policy listed on Schedule 5.10 , and, thereafter, each insurance policy reflected on an Accord Certificate or other evidence of insurance most recently delivered to the Administrative Agent in accordance herewith is in full force and effect and all premiums in respect thereof that are due and payable have been paid.

5.11 Taxes. The Loan Parties have filed all Federal, state and other material tax returns and reports required to be filed, and have paid all Federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings being diligently conducted, for which adequate reserves have been provided in accordance with GAAP, as to which Taxes no material Lien has been filed and which contest effectively suspends the collection of the contested obligation and the enforcement of any Lien securing such obligation. There is no proposed tax assessment against any Loan Party that would, if made, be reasonably expected to have a Material Adverse Effect. No Loan Party is a party to any tax sharing agreement other than (i) the tax sharing agreement between Lead Borrower and Game Stop Corp. and (ii) the BNCB Acquisition Documents.

5.12 ERISA Compliance.

(a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of the Lead Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification. The Loan Parties and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code is pending or in effect with respect to any Plan, except to the extent any failure to make such contribution would not reasonably be expected to have a Material Adverse Effect.

(b) There are no pending or, to the best knowledge of the Lead Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that would reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or would reasonably be expected to result in a Material Adverse Effect.

(c) (i) Except as set forth in Schedule 5.12, (i) no ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither any Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither any Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither any Loan Party nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA, except in each case to the extent the occurrence of any event described in the foregoing clauses (i) through (iv) could not reasonably be expect to have a Material Adverse Effect.

5.13 Subsidiaries; Equity Interests. As of the Closing Date, the Loan Parties have no Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13, which Schedule sets forth the legal name, jurisdiction of incorporation or formation and authorized Equity Interests of each such Subsidiary. As of the Closing Date, (a) all of the outstanding Equity Interests in such Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by a Loan Party (or a Subsidiary of a Loan Party) in the amounts specified on Part (a) of Schedule 5.13 free and clear of all Liens, (b) except as set forth in Schedule 5.13, there are no outstanding rights to purchase any Equity Interests in any Subsidiary and (c) the Loan Parties have no equity investments in any other corporation or entity other than those specifically disclosed in Part(b) of Schedule 5.13.

5.14 Margin Regulations; Investment Company Act.

(a) No Loan Party is engaged or will be engaged, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock. None of the proceeds of the Credit Extensions shall be used directly or indirectly for the purpose of purchasing or carrying any margin stock, for the purpose of reducing or retiring any Indebtedness that was originally incurred to purchase or carry any margin stock or for any other purpose that might cause any of the Credit Extensions to be considered a “purpose credit” within the meaning of Regulations T, U, or X issued by the FRB.

(b) None of the Loan Parties is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

5.15 Disclosure. Each Loan Party has disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which it is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No report, financial statement, certificate or other information furnished (whether in writing or orally) and prepared by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case, as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected financial information, the Loan Parties represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being understood that such projections are subject to significant uncertainties and contingencies, many of which are beyond the control of the Loan Parties, that no assurance is given that any particular forecasts will be realized, that actual results may differ and that such differences may be material).

5.16 Compliance with Laws. Each of the Loan Parties is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

5.17 Intellectual Property; Licenses, Etc. Except as would not reasonably be expected to have a Material Adverse Effect, (a) the Loan Parties own, or possess the right to use, all the Intellectual Property that is reasonably necessary for the operation of their respective businesses, and (b) to the knowledge of any Responsible Officer, no Loan Party has infringed upon any Intellectual Property rights held by any other Person.

5.18 Labor Matters. There are no strikes, lockouts, slowdowns or other material labor disputes against any Loan Party pending or, to the knowledge of any Loan Party, threatened. The hours worked by and payments made to employees of the Loan Parties comply with the Fair Labor Standards Act and any other applicable federal, state, local or foreign Law dealing with such matters except to the extent that any such violation could not reasonably be expected to have a Material Adverse Effect. No Loan Party has incurred any liability or obligation under the Worker Adjustment and Retraining Act or similar state Law. All payments due from any Loan Party, or for which any claim may be made against any Loan Party, on account of wages and employee health and welfare insurance and other benefits, have been paid or properly accrued in accordance with GAAP as a liability on the books of such Loan Party. Except as set forth on Schedule 5.18 no Loan Party is a party to or bound by any collective bargaining agreement. There are no representation proceedings pending or, to any Loan Party’s knowledge, threatened to be filed with the National Labor Relations Board, and no labor organization or group of employees of any Loan Party has made a pending demand for recognition in each case which could individually or in the aggregate be reasonably expected to result in a Material Adverse Effect. There are no complaints, unfair labor practice charges, grievances, arbitrations, unfair employment practices charges or any other claims or complaints against any Loan Party pending or, to the knowledge of any Loan Party, threatened to be filed with any Governmental Authority or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment of any employee of any Loan Party which could, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect. The consummation of the transactions contemplated by the Loan Documents will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which any Loan Party is bound except as could not reasonably be expected to have individually or in the aggregate, a Material Adverse Effect.

5.19 Security Documents.

(a) The Security Documents, other than any Mortgages, create in favor of the Collateral Agent, for the benefit of the Credit Parties referred to therein, a legal, valid, continuing and enforceable security interest in the Collateral (as defined in the Security Agreement), the enforceability of which is subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. The financing statements, releases and other filings are in appropriate form and have been or will be filed in the offices specified in the Perfection Certificate. Upon such filings and/or the obtaining of “control,” the Collateral Agent will have a perfected Lien on, and security interest in, to and under all right, title and interest of the grantors thereunder in all Collateral that may be perfected by filing, recording or registering a financing statement or analogous document (including without limitation the proceeds of such Collateral subject to the limitations relating to such proceeds in the UCC) or by obtaining control, under the UCC (in effect on the date this representation is made) in each case prior and superior in right to any other Person, except in the case of Liens permitted under clauses (c), (d), (f), (h), (m) or (p) (with respect to Excluded Assets) of Section 7.01 hereof.

(b) As of the date that any Real Estate is to be designated as Eligible Real Estate and included in the Tranche A Borrowing Base, all Real Estate Eligibility Requirements (including delivery of all Mortgage Related Documents) have been met with respect to such Real Estate.

(c) Each Mortgage, if any, as may be executed and delivered by any Borrower from time to time, creates in favor of the Collateral Agent, for the benefit of the Credit Parties referred to therein, a legal, valid, and enforceable Lien in the Mortgaged Property (as defined in applicable Mortgage), the enforceability of which is subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. Upon the recording of each Mortgage with the appropriate Governmental Authorities and the payment of any mortgage recording taxes or fees, the Collateral Agent will have a perfected Lien on, and security interest in, to and under all right, title and interest of the grantors thereunder in such Mortgaged Property (including without limitation the proceeds of such Mortgaged Property) that may be perfected by such recording.

5.20 Solvency. After giving effect to the transactions contemplated by this Agreement, and before and after giving effect to each Credit Extension, the Loan Parties, on a consolidated basis, are, and will be, Solvent. No transfer of property has been or will be made by any Loan Party and no obligation has been or will be incurred by any Loan Party in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of any Loan Party.

5.21 Deposit and Securities Accounts; Credit Card Arrangements.

(a) Annexed hereto as Schedule 5.21(a) is a list of all DDAs maintained by the Loan Parties as of the Closing Date, which Schedule includes, with respect to each DDA (i) the name and address of and contact person at the depository; (ii) the account number(s) maintained with such depository; and (iv) the identification of each Blocked Account Bank.

(b) Annexed hereto as Schedule 5.21(b) is a list describing all arrangements as of the Closing Date to which any Loan Party is a party with respect to the processing and/or payment to such Loan Party of the proceeds of any credit card charges for sales made by such Loan Party.

(c) Annexed hereto as Schedule 5.21(c) is a list describing each securities account of the Loan Parties as of the Closing Date which schedule includes, with respect to each securities account, (i) the name and address of the Securities Intermediary, (ii) a description and value of all property held therein and (iii) the account numbers and name of such accounts.

5.22 Brokers. No broker or finder brought about the obtaining, making or closing of the Loans or transactions contemplated by the Loan Documents, and no Loan Party or Affiliate thereof has any obligation to any Person in respect of any finder’s or brokerage fees in connection therewith.

5.23 Customer and Trade Relations. There exists no actual or, to the knowledge of any Loan Party, threatened, termination or cancellation of, or any modification or change in the business relationship of any Loan Party with any supplier which could reasonably be expected to have a Material Adverse Effect.

5.24 Storage Locations. There are no warehouse or other storage or distribution facilities leased by the Loan Parties (excluding Stores) in which, in the aggregate, more than $15,000,000 of Inventory is or may be located from time to time and with respect to which the Loan Parties have not caused to be delivered to the Administrative Agent a Collateral Access Agreement.

ARTICLE VI

AFFIRMATIVE COVENANTS

So long as any Obligation hereunder (other than contingent indemnification obligations as to which no claim has been asserted) shall not be Fully Satisfied, the Loan Parties shall:

6.01 Financial Statements. Deliver to the Administrative Agent, in form and detail reasonably satisfactory to the Administrative Agent:

(a) as soon as available, but in any event within 90 days after the end of each Fiscal Year of the Lead Borrower, a Consolidated and, during any Trigger Period, a consolidating, balance sheet of the Lead Borrower and its Subsidiaries as at the end of such Fiscal Year, and the related Consolidated and, during any Trigger Period, consolidating, statements of income or operations, Shareholders’ Equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail and prepared in accordance with GAAP, such Consolidated and, during any Trigger Period, consolidating, statements to be audited and accompanied by a report and unqualified opinion of a Registered Public Accounting Firm of nationally recognized standing reasonably acceptable to the Administrative Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit;

(b) as soon as available, but in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Lead Borrower, a Consolidated and, during any Trigger Period, a consolidating, balance sheet of the Lead Borrower and its Subsidiaries as at the end of such Fiscal Quarter, and the related Consolidated and, during any Trigger Period, consolidating, statements of income or operations, Shareholders’ Equity and cash flows for such Fiscal Quarter and for the portion of the Lead Borrower’s Fiscal Year then ended, setting forth in each case in comparative form the figures for (A) the corresponding Fiscal Quarter of the previous Fiscal Year and (B) the corresponding portion of the previous Fiscal Year, all in reasonable detail, such Consolidated and, during any Trigger Period, consolidating, statements to be certified by a Responsible Officer of the Lead Borrower as fairly presenting the financial condition, results of operations, Shareholders’ Equity and cash flows of the Lead Borrower and its Subsidiaries as of the end of such Fiscal Quarter in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes;

(c) as soon as available, but in any event within 30 days after the end of each Fiscal Month of each Fiscal Year (excluding the end of any Fiscal Month which is also the end of a Fiscal Quarter), a Consolidated and, during any Trigger Period, a consolidating, balance sheet of the Lead Borrower and its Subsidiaries as at the end of such Fiscal Month, and the related Consolidated and, during any Trigger Period, consolidating, statements of income or operations, Shareholders’ Equity and cash flows for such Fiscal Month, and for the portion of the Lead Borrower’s Fiscal Year then ended, setting forth in each case in comparative form the figures for (A) the corresponding Fiscal Month of the previous Fiscal Year and (B) the corresponding portion of the previous Fiscal Year, all in reasonable detail, such Consolidated and, during any Trigger Period, consolidating, statements to be certified by a Responsible Officer of the Lead Borrower as fairly presenting the financial condition, results of operations, Shareholders’ Equity and cash flows of the Lead Borrower and its Subsidiaries as of the end of such Fiscal Month in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes;

(d) as soon as available, but in any event not more than 60 days after the end of each Fiscal Year of the Lead Borrower, forecasts prepared by management of the Lead Borrower, in form reasonably satisfactory to the Administrative Agent, of Consolidated and, during any Trigger Period, consolidating, balance sheets and statements of income or operations and cash flows of the Lead Borrower and its Subsidiaries, as well as projected Availability, on a monthly basis for the immediately following Fiscal Year (including the Fiscal Year in which the Maturity Date occurs), and as soon as available, any significant revisions to such forecast with respect to such Fiscal Year.

The Administrative Agent and the Lenders acknowledge and agree that notwithstanding the allotted time periods for monthly delivery of financial statements and Compliance Certificates set forth in Section 6.01(c) and Section 6.02(a), the time periods for delivering such financial statements and Compliance Certificates for the months of April and May of each Fiscal Year shall be extended by 30 days for April and 15 days for May (each an “Extension Period”); provided that no prepayment of Indebtedness, Acquisition, Restricted Payment, Investment or other transaction or payment permitted hereunder based upon a calculation of Consolidated Fixed Charge Coverage Ratio or Consolidated Adjusted Fixed Charge Coverage Ratio shall be permitted during any Extension Period if the applicable financial statements and Compliance Certificates for such periods have not been delivered.

6.02 Certificates; Other Information. Deliver to the Administrative Agent, in form and detail reasonably satisfactory to the Administrative Agent:

(a) concurrently with the delivery of the financial statements referred to in Section 6.01(a),(b) and (c), (i) a duly completed Compliance Certificate signed by a Responsible Officer of the Lead Borrower, (ii) a certificate setting forth any change in generally accepted accounting principles used in the preparation of such financial statements, (iii) a copy of management’s discussion and analysis with respect to such financial statements, (iv) a certification as to the Borrowers’ compliance with Section 7.15 at all times since the date of the last Compliance Certificate delivered pursuant hereto or, in the case of the first Compliance Certificate delivered after the Closing Date, the Closing Date and (v) a certificate signed by a Responsible Officer of the Lead Borrower (A) identifying each Immaterial Subsidiary and its jurisdiction of formation (other than, so long as no Trigger Period exists, any Immaterial Subsidiary that does not have any material assets or material liabilities and conducts no material operations) and (B) certifying that (1) the total assets of all Immaterial Subsidiaries, as of the end of the most recent Fiscal Quarter for which financial statements have been delivered pursuant to Section 6.01(a) or Section 6.01(b) hereof, is less than five percent (5.0%) of the Consolidated total assets of the Lead Borrower and its Subsidiaries, (2) no Immaterial Subsidiary owns any assets included in the Borrowing Base, and (3) the gross revenues of all Immaterial Subsidiaries for the Measurement Period ended the last Fiscal Month included in such financial statements is less than five percent (5.0%) of the Consolidated gross revenues of the Lead Borrower and its Subsidiaries for such Measurement Period, in each case as determined in accordance with GAAP;

(b) on the 15th day of each Fiscal Month (or, if such day is not a Business Day, on the next succeeding Business Day) or such later Business Day as the Administrative Agent may agree in its reasonable discretion but not beyond the 20th day of any such Fiscal Month, a certificate in the form of Exhibit F (a “Borrowing Base Certificate”) showing each of the Tranche A Borrowing Base and the Tranche A-1 Borrowing Base as of the close of business as of the last day of the immediately preceding Fiscal Month, each Borrowing Base Certificate to be certified as complete and correct by a Responsible Officer of the Lead Borrower; provided that during any Trigger Period, such Borrowing Base Certificate shall be delivered no later than the third Business Day (or, if agreed by the Administrative Agent in its reasonable discretion, the fourth Business Day) of each week; provided further that upon consummation of any Permitted Disposition of any Eligible Real Estate or Eligible Inventory (other than sales of Inventory in the ordinary course of business), in each case, constituting a Prepayment Event, upon request of the Administrative Agent, the Lead Borrower shall promptly furnish an updated Borrowing Base Certificate reflecting each of the Tranche A Borrowing Base and the Tranche A-1 Borrowing Base after giving effect to such Disposition;

(c) no more than ten (10) Business Days after receipt thereof, copies of any detailed audit reports, final management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of any Loan Party by its Registered Public Accounting Firm in connection with the accounts or books of the Loan Parties or any Subsidiary, or any audit of any of them, including, without limitation, specifying any Internal Control Event;

(d) promptly upon the filing thereof, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Loan Parties, and copies of all annual, regular, periodic and special reports and registration statements which any Loan Party may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934 or with any national securities exchange, and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto;

(e) upon the renewal of any insurance policy of the Loan Parties, evidence of insurance reasonably satisfactory to the Collateral Agent, summarizing the insurance coverage

(specifying type, amount and carrier) in effect for each Loan Party, and as soon as available, but in any event within 30 days after such renewal, a certificate of such insurance coverage;

(f) promptly, and in any event within five Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of each notice or other correspondence received from any Governmental Authority (including, without limitation, the SEC (or comparable agency in any applicable non-U.S. jurisdiction)) concerning any proceeding with, or investigation or possible investigation or other inquiry by such Governmental Authority regarding financial or other operational results of any Loan Party or any Subsidiary thereof or any other matter which, if adversely determined, could reasonably expected to have a Material Adverse Effect; and

(g) promptly, such additional information regarding the business affairs, financial condition or operations of any Loan Party or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request.

Documents required to be delivered pursuant to Section 6.01(a), (b), or (c) or Section 6.02(c) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Lead Borrower posts such documents, or provides a link thereto on the Lead Borrower’s website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the Lead Borrower’s behalf at www.sec.gov or otherwise on an Internet or intranet website, if any, in each case to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that, the Lead Borrower shall notify the Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions of such documents. The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Loan Parties with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

The Loan Parties hereby acknowledge that (a) the Administrative Agent and/or the Arranger will make available to the Lenders and the LC Issuer materials and/or information provided by or on behalf of the Loan Parties hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Loan Parties or their Affiliates or the respective securities or any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Loan Parties hereby agree that (w) all Borrower Materials that are to be made available to the Public Lenders shall either have been identified as being previously or contemporaneously filed with the SEC or be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by identifying Borrower Materials as being filed with the SEC or marking Borrower Materials “PUBLIC,” the Loan Parties shall be deemed to have authorized the Administrative Agent, the Arranger, the LC Issuer and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Loan Parties or their securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (y) all Borrower Materials identified as being filed with the SEC or marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information”; and (z) the Administrative Agent and the Arranger shall be entitled to treat any Borrower Materials that are not either identified as being filed with the SEC or marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.”

6.03 Notices. Promptly, unless expressly indicated otherwise, notify the Administrative Agent:

(a) of the occurrence of (i) any Specified Default and (ii) upon a Responsible Officer obtaining actual knowledge thereof, any Default other than a Specified Default;

(b) immediately upon obtaining actual knowledge thereof, any other Trigger Event;

(c) of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including (to the extent each of the following has resulted or could reasonably be expected to result in a Material Adverse Effect): (i) breach or non-performance of, or any default under, a Material Contract or with respect to Material Indebtedness of any Loan Party; (ii) any material dispute, litigation, investigation, proceeding or suspension between any Loan Party and any Governmental Authority; or (iii) the commencement of, or any material development in, any material litigation or proceeding affecting any Loan Party, including pursuant to any applicable Environmental Laws;

(d) of the occurrence of any ERISA Event;

(e) any Disposition of Collateral or issuance of any Equity Interests that could reasonably be expected to give rise to a mandatory prepayment under Section 2.05(e);

(f) any material change in accounting policies or financial reporting practices by any Loan Party or any Subsidiary thereof;

(g) of the Public Accountants’ determination (in connection with its preparation of its report under Section 6.01(a)) or the Lead Borrower’s determination of the occurrence or existence of any Internal Control Event;

(h) of the formation or acquisition of any Subsidiary required to become a Loan Party hereunder;

(i) of any change in the name, corporate form or state of organization of any Loan Party or any change in the name or names under which any Loan Party’s Business is transacted;

(j) immediately upon receipt of notice thereof, of the filing of any Lien against any Loan Party for unpaid Taxes against any material portion of the Collateral;

(k) of any casualty or other insured damage to any material portion of the Collateral or the commencement of any action or proceeding for the taking of any interest in a material portion of the Collateral under power of eminent domain or by condemnation or similar proceeding or if any material portion of the Collateral is damaged or destroyed; and

(l) of any notice of any material non-compliance with applicable Laws with respect to any “Property” (as defined in any Mortgages relating to Eligible Real Estate) which it receives or any pending proceedings in respect thereof.

Each notice pursuant to this Section 6.03 shall be accompanied by a statement of a Responsible Officer of the Lead Borrower setting forth details of the occurrence referred to therein and stating what action the Lead Borrower has taken and proposes to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached.

6.04 Payment of Obligations. Pay and discharge as the same shall become due and payable, all its obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, (b) all lawful claims (including, without limitation, claims of landlords, warehousemen, customs brokers, and carriers) which, if unpaid, would by law become a Lien upon its property (other than Permitted Encumbrances); and (c) all Material Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Material Indebtedness, except, in each case, where (i) the validity or amount thereof is being contested in good faith by appropriate proceedings, (ii) such Loan Party has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (iii) such contest effectively suspends collection of the contested obligation and enforcement of any Lien securing such obligation, (iv) no Lien (other than Permitted Encumbrances) has been filed with respect thereto and (iv) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect. Nothing contained herein shall be deemed to limit the rights of the Administrative Agent with respect to establishing Reserves pursuant to this Agreement.

6.05 Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization or formation except in a transaction permitted by Section 7.04 or 7.05; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in any material respect in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) take all reasonable action to maintain all existing registrations of its Intellectual Property, except to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect or such Intellectual Property is no longer used or useful in the conduct of the business of the Loan Parties.

6.06 Maintenance of Properties. (a) Maintain (except for any maintenance required to be performed by the landlord, lessor or other property owner under any applicable Lease), preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect and (b) make all necessary repairs thereto and renewals and replacements thereof (except for any repairs, renewals or replacements required to be made by the landlord, lessor or other property owner under any applicable Lease), except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

6.07 Maintenance of Insurance. Maintain with financially sound and reputable insurance companies not Affiliates of the Loan Parties (other than a Permitted Self-Insurance Program), reasonably acceptable to the Administrative Agent, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business and operating in the same or similar locations or as is required by applicable Law, of such types and in such amounts (after giving effect to any self-insurance compatible with the following standards) as are customarily carried under similar circumstances by such other Persons and as are reasonably acceptable to the Administrative Agent.

(a) Fire and extended coverage policies maintained with respect to any Collateral shall be endorsed or otherwise amended to include (i) a non-contributing mortgage clause (regarding improvements to real property) and lenders’ loss payable clause (regarding personal property), in form and substance satisfactory to the Collateral Agent, which endorsements or amendments shall provide that the insurer shall pay all proceeds otherwise payable to the Loan Parties under the policies directly to the Collateral Agent (and the Collateral Agent agrees, unless a Trigger Event is then continuing or the proceeds are required to be applied to the Obligations in accordance with Section 2.05(c) or 2.05(e), to deliver such insurance proceeds as the Lead Borrower may direct), (ii) a provision to the effect that none of the Loan Parties, Credit Parties or any other Person shall be a co-insurer and (iii) such other provisions as the Collateral Agent may reasonably require from time to time to protect the interests of the Credit Parties. Commercial general liability policies shall be endorsed to name the Collateral Agent as an additional insured. Business interruption policies shall name the Collateral Agent as a loss payee and shall be endorsed or amended to include (i) a provision that, from and after the Closing Date, the insurer shall pay all proceeds otherwise payable to the Loan Parties under the policies directly to the Collateral Agent (and the Collateral Agent agrees, unless a Trigger Event is then continuing or the proceeds are required to be applied to the Obligations in accordance with Section 2.05(c) or 2.05(e), to deliver such insurance proceeds as the Lead Borrower may direct), (ii) a provision to the effect that none of the Loan Parties, the Administrative Agent, the Collateral Agent or any other party shall be a co-insurer and (iii) such other provisions as the Collateral Agent may reasonably require from time to time to protect the interests of the Credit Parties. Each such policy referred to in this Section 6.07(a) shall also provide that it shall not be canceled, modified or not renewed (i) by reason of nonpayment of premium except upon not less than ten (10) days’ prior written notice thereof by the insurer to the Collateral Agent (giving the Collateral Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason except upon not less than thirty (30) days’ prior written notice thereof by the insurer to the Collateral Agent. The Lead Borrower shall deliver to the Collateral Agent, prior to the cancellation, modification or non-renewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Collateral Agent, including an insurance binder) together with evidence reasonably satisfactory to the Collateral Agent of payment of the premium therefor.

(b) None of the Credit Parties, or their agents or employees shall be liable for any loss or damage insured by the insurance policies required to be maintained under this Section 6.07. Each Loan Party shall look solely to its insurance companies or any other parties other than the Credit Parties for the recovery of such loss or damage and such insurance companies shall have no rights of subrogation against any Credit Party or its agents or employees. If, however, the insurance policies do not provide waiver of subrogation rights against such parties, as required above, then the Loan Parties hereby agree, to the extent permitted by law, to waive their right of recovery, if any, against the Credit Parties and their agents and employees. The designation of any form, type or amount of insurance coverage by the any Credit Party under this Section 6.07 shall in no event be deemed a representation, warranty or advice by such Credit Party that such insurance is adequate for the purposes of the business of the Loan Parties or the protection of their properties.

(c) Maintain for themselves, a Directors and Officers insurance policy, and a “Blanket Crime” policy including employee dishonesty, forgery or alteration, theft, disappearance and destruction, robbery and safe burglary, property, and computer fraud coverage with responsible companies in such amounts as are customarily carried by business entities engaged in similar businesses similarly situated, and will upon request by the Administrative Agent furnish the Administrative Agent certificates evidencing renewal of each such policy.

(d) If at any time the area in which any Eligible Real Estate subject to a Mortgage is located is designated (i) a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), obtain flood insurance in an amount and form that complies with the requirements under the National Flood Insurance Act, or (ii) a “Zone 1” area, obtain earthquake insurance in such total amount as is reasonable and customary for companies engaged in the Business.

(e) Subject to the limitations on inspections contained elsewhere in this Agreement, permit any representatives that are designated by the Collateral Agent to inspect the insurance policies maintained by or on behalf of the Loan Parties and to inspect books and records related thereto and any properties covered thereby, all at the Loan Parties’ expense.

6.08 Compliance with Laws. Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been set aside and maintained by the Loan Parties in accordance with GAAP; (b) such contest effectively suspends enforcement of the contested Laws; and (c) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

6.09 Books and Records; Accountants; Corporate Separateness.

(a) (i) Maintain and cause each Subsidiary thereof to maintain, proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Loan Parties or such Subsidiary, as the case may be; and (ii) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Loan Parties or such Subsidiary, as the case may be.

(b) At all times, retain a Registered Public Accounting Firm which is reasonably satisfactory to the Administrative Agent and permit such Registered Public Accounting Firm to discuss, with respect to each Loan Party and each Subsidiary thereof, such Person’s financial performance, financial condition, operating results, controls, and such other matters, within the scope of the retention of such Registered Public Accounting Firm, as may be raised by the Administrative Agent, provided that the Lead Borrower shall be given reasonable opportunity to be present and at participate in any such discussions between the Administrative Agent and the Registered Accounting Firm.

(c) Satisfy, and cause each of its Subsidiaries to satisfy, material corporate and other formalities required by its Organizational Documents or the laws and regulations of its jurisdiction of incorporation or organization or any exchange on which it trades.

(d) Ensure that (i) other than as permitted by this Agreement, no material payment is made by and no material obligation is incurred by any Loan Party to a creditor or other obligee of any Immaterial Subsidiary which holds any material assets or has any material liabilities in respect of any liability of such Immaterial Subsidiary to such creditor or other obligee, (ii) except as otherwise permitted by this Agreement, no material assets of any Immaterial Subsidiary which holds any material assets or has any material liabilities are commingled with any material assets of any Loan Party, and (iii) except as otherwise permitted by this Agreement, no action is taken in order to cause any creditor of any Immaterial Subsidiary to look to or otherwise rely upon any Loan Party in determining the creditworthiness of any Immaterial Subsidiary.

6.10 Inspection Rights.

(a) With respect to each Loan Party, permit and cause its Subsidiaries to permit, representatives and independent contractors of the Administrative Agent to visit and inspect any of its or any of its Subsidiaries’ properties, to examine its or any of its Subsidiaries’ corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its or any of its Subsidiaries’ affairs, finances and accounts with its or its Subsidiaries’ directors, officers, and Registered Public Accounting Firm (once in any 12 month period or, during any Trigger Period, at the Administrative Agent’s reasonable discretion), all at the expense of the Loan Parties and at such reasonable times during normal business hours, upon reasonable advance notice to the Lead Borrower; provided, however, that during a Trigger Period, the Administrative Agent (or any of its representatives or independent contractors) may do any of the foregoing at the expense of the Loan Parties at any time during normal business hours and without advance notice.

(b) After reasonable prior notice from the Administrative Agent, permit the Administrative Agent or professionals (including investment bankers, consultants, accountants, lawyers and appraisers) retained by the Administrative Agent to conduct appraisals, commercial finance examinations and other evaluations, including, without limitation, appraisals, examinations and evaluations of (i) the Lead Borrower’s practices in the computation of the Tranche A Borrowing Base and the Tranche A-1 Borrowing Base, (ii) the personal property included in the Tranche A Borrowing Base and the Tranche A-1 Borrowing Base and related financial information such as, but not limited to, sales, gross margins, payables, accruals and reserves and (iii) the Real Estate included in the Tranche A Borrowing Base and related financial information and Environmental Assessments. With respect to appraisals, examinations and evaluations under clauses (b)(i) and (ii) above, (A) so long as no Trigger Period has occurred during the then current calendar year prior to the applicable appraisal or examination and Availability has been greater than sixty-five percent (65%) of the Loan Cap at all times during such calendar year prior to the applicable appraisal or examination, the Loan Parties shall pay the reasonable and documented fees and out-of-pocket expenses of the Administrative Agent or such professionals for not more than one (1) appraisal of the Loan Parties’ Inventory and one (1) commercial finance examination during such calendar year, (B) if Availability has been less than or equal to sixty-five percent (65%) of the Loan Cap at any time during a calendar year and so long as no Trigger Period has occurred during such calendar year, the Loan Parties shall pay the reasonable and documented fees and out-of-pocket expenses of the Administrative Agent or such professionals for not more than two (2) appraisal of the Loan Parties’ Inventory and two (2) commercial finance examination during such calendar year and (C) if a Trigger Period has occurred during a calendar year, the Loan Parties shall pay the reasonable and documented fees and out-of-pocket expenses of the Administrative Agent or such professionals for not more than three (3) appraisals of the Loan Parties’ Inventory and three (3) commercial finance examinations during such calendar year. With respect to appraisals, examinations and evaluations under clause (b)(iii) above, if Real Estate is then included in the Tranche A Borrowing Base, the Loan Parties shall pay the reasonable and documented fees and out-of-pocket expenses of the Administrative Agent or such professionals for not more than one appraisal of such Eligible Real Estate during any calendar year. In addition to the foregoing, the Loan Parties shall pay the reasonable and documented fees and out-of-pocket expenses of the Administrative Agent or such professionals for (x) all other commercial finance examinations and appraisals with respect to the Collateral (other than Real Estate) and up to one additional appraisal with respect to Eligible Real Estate, in each case undertaken at any time at the request of the Administrative Agent if required by applicable Law and (y) all commercial finance examinations and appraisals deemed necessary by the Administrative Agent and undertaken at the request of the Administrative Agent after the occurrence and the continuation of an Event of Default.

(c) Permit the Administrative Agent, from time to time while any Real Estate has been or is subject to a Mortgage in favor of Collateral Agent, to engage an independent engineer or other qualified environmental consultant or expert, reasonably acceptable to the Administrative Agent, at the reasonable expense of the Loan Parties, to undertake environmental site assessments and related testing during the term of this Agreement of such Real Estate, provided that such assessments may only be undertaken (i) during the continuance of an Event of Default, or (ii) if a Loan Party receives any notice or obtains knowledge of (A) any potential or known material release of any Hazardous Materials at or from any such Real Estate, notification of which release must be given to any Governmental Authority under any Environmental Law, or notification of which has, in fact, been given to any Governmental Authority, or (B) any material complaint, order, citation or notice with regard to air emissions, water discharges, exposure to Hazardous Materials, or any other environmental or health or safety exposure matter affecting any Loan Party or any such Real Estate from any Person (including, without limitation, the U.S. Environmental Protection Agency). Environmental assessments may include detailed inspections and subsurface testing of such Real Estate, including, without limitation, any and all storage areas, storage tanks, drains, dry wells and leaching areas, as well as such other investigations or analyses as are reasonably necessary for a determination of the compliance of such Real Estate and the use and operation thereof with all applicable Environmental Laws and the Environmental Liabilities associated with such Real Estate; provided, however, that unless an Event of Default has occurred and is continuing, the scope of any assessment undertaken under this provision shall be limited to that which is necessary to investigate the release, complaint, order, citation or notice which prompted the assessment. The Borrowers will, and will cause each of their Subsidiaries to, cooperate with the Administrative Agent and such third parties to enable such assessment to be timely completed in a manner reasonably satisfactory to the Administrative Agent, provided such assessment shall not unreasonably interfere with the ordinary business operations of the Loan Parties, their Subsidiaries or the Eligible Real Estate.

6.11 Use of Proceeds. Use the proceeds of the Credit Extensions (a) to finance the acquisition of working capital assets of the Borrowers, including Permitted Acquisitions and the purchase of inventory and equipment, in each case in the ordinary course of business, (b) to finance Capital Expenditures of the Borrowers, and (c) for general corporate purposes of the Loan Parties, in each case to the extent permitted under applicable Law and the Loan Documents.

6.12 Additional Loan Parties; Additional Collateral; Further Assurances.

(a) Each Loan Party shall cause each of its Domestic Subsidiaries (other than any Immaterial Subsidiary (except as otherwise provided in paragraph (d) of this Section 6.12)) formed or acquired after the date of this Agreement in accordance with the terms of this Agreement, to become a Borrower (an “Additional Borrower”) within 15 days thereafter by executing a Joinder Agreement and simultaneously therewith grant Liens to the Collateral Agent, for the benefit of the Credit Parties in any property (subject to the limitations with respect to Real Estate set forth in paragraph (e) of this Section 6.12 and any other limitations set forth in the Security Agreement) of such Additional Borrower which would constitute Collateral if such Additional Borrower were already a Borrower party hereto, on such terms as may be required pursuant to the terms of the Collateral Documents. No Collateral of any Additional Borrower shall be considered for inclusion in the Borrowing Base until completion of a field examination and appraisal with results reasonably satisfactory to the Administrative Agent

(b) Without limiting the foregoing but subject to the limitations with respect to Real Estate set forth in paragraph (e) of this Section 6.12, each Loan Party will, and will cause each Subsidiary that is a Loan Party to, execute and deliver, or cause to be executed and delivered, to the Collateral Agent such documents, agreements and instruments, and will take or cause to be taken such further actions

(including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents and such other actions or deliveries of the type required by Section 4.01, as applicable, and, if the Borrowers request, in their discretion and subject to satisfaction of the Real Estate Eligibility Requirements, to include any Real Estate in the Tranche A Borrowing Base, including the delivery of the Mortgage Related Documents with respect to all such Real Estate), which may be required by law or which the Administrative Agent or the Required Lenders may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents and to ensure perfection and priority of the Liens created or intended to be created by the Security Documents, all at the expense of the Loan Parties, it being agreed that no Collateral Access Agreements shall be required to be furnished with respect to leased Real Estate used as retail stores.

(c) Subject to the limitations set forth or referred to in this Section 6.12, if any material personal property of the type constituting Collateral hereunder or under the Security Documents is acquired by any Loan Party after the Effective Date (other than assets constituting Collateral under the Security Documents that become subject to the Lien in favor of the Agent upon acquisition thereof), or if the Borrowers elect, in their discretion and subject to satisfaction of the Real Estate Eligibility Requirements, to include any Real Estate in the Tranche A Borrowing Base, the Lead Borrower will notify the Administrative Agent thereof, and, if requested by the Administrative Agent, the Lead Borrower will cause such assets to be subjected to a Lien securing the Secured Obligations and will take, and cause the other Loan Parties, such actions as shall be necessary or reasonably requested by Administrative Agent to grant and perfect such Liens, including actions described in paragraph (b) of this Section, all at the expense of the Loan Parties (provided that the cost of perfecting such Lien is not unreasonable in relation to the benefits to the Lenders of the security afforded thereby in the Administrative Agent’s reasonable business judgment after consultation with the Lead Borrower).

(d) If, at any time and from time to time after the Effective Date, Subsidiaries that are not Loan Parties because they are Immaterial Subsidiaries comprise in the aggregate more than 5.0% of Consolidated total assets of the Lead Borrower and its Subsidiaries as of the end of the most recently ended fiscal quarter of the Lead Borrower or more than 5.0% of Consolidated gross revenue of the Lead Borrower and its Subsidiaries for the period of four consecutive fiscal quarters as of the end of the most recently ended fiscal quarter of the Lead Borrower, then the Lead Borrower shall, not later than 45 days after the date by which financial statements for such quarter are required to be delivered pursuant to this Agreement (or such longer period not to exceed 60 days after such date as may be agreed to by the Administrative Agent in its reasonable discretion), cause one or more of such Subsidiaries that are Domestic Subsidiaries to become Borrowers (notwithstanding that such Domestic Subsidiaries are, individually, Immaterial Subsidiaries) such that the foregoing condition ceases to be true.

(e) Notwithstanding anything to the contrary in this Section 6.12, no Real Estate shall be required to be subject to a Mortgage unless the Borrowers elect, in their discretion and subject to satisfaction of the Real Estate Eligibility Requirements, to include such Real Estate in the Tranche A Borrowing Base.

(f) Notwithstanding anything to the contrary contained herein, the Loan Parties shall not be required to include as Collateral any Excluded Assets unless the holders of any Permitted Senior Debt request a second priority Lien upon the existing Collateral, in which case the Loan Parties shall grant to the Collateral Agent, for the benefit of the Credit Parties, a second priority Lien in and to the Excluded Assets pursuant to an intercreditor agreement and/or Security Documents acceptable to the Agents and the Required Lenders.

(g) In no event shall compliance with this Section 6.12 waive or be deemed a waiver or Consent to any transaction giving rise to the need to comply with this Section 6.12 if such transaction was not otherwise expressly permitted by this Agreement or constitute or be deemed to constitute, with respect to any Subsidiary, an approval of such Person as a Borrower or permit the inclusion of any acquired assets in the computation of either of the Tranche A Borrowing Base or the Tranche A-1 Borrowing Base.

6.13 Cash Management.

(a) Deliver to the Administrative Agent:

(i) on or prior to the Closing Date, copies of notifications (each, a “DDA Notification”) substantially in the form attached hereto as Exhibit J which have been executed on behalf of such Loan Party with respect to each depository institution listed on Schedule 5.21(a);

(ii) on or prior to the Closing Date, copies of notifications (each, a “Credit Card Notification”) substantially in the form attached hereto as Exhibit K which have been executed on behalf of such Loan Party with respect to such Loan Party’s credit card clearinghouses and processors listed on Schedule 5.21(b);

(iii) on or prior to the Closing Date, a fully executed Blocked Account Agreement with respect to the Concentration Account identified as of the Closing Date; and

(iv) on or prior to the Closing Date, fully executed Blocked Account Agreement satisfactory in form and substance to the Agents with each Blocked Account Bank (collectively, and together with any DDAs or Securities Accounts subject to a Blocked Account Agreement or Securities Account Control Agreement pursuant to Section 3.2(b) of the Security Agreement, the “Blocked Accounts”) identified by the Agents.

Each DDA Notification and Credit Card Notification shall be held by the Administrative Agent until the occurrence of a Trigger Event. After the occurrence and during the continuance of a Trigger Event, the Administrative Agent may (and, at the request of the Required Lenders, shall) deliver each such DDA Notification and Credit Card Notification to the applicable depository institution and credit card processor.

(b) The Loan Parties shall transfer by ACH or wire transfer no less frequently than daily (and whether or not there are then any outstanding Secured Obligations) to a Blocked Account all amounts on deposit in each such DDA (provided that such covenant shall not apply to (i) minimum balances as may be required to be kept in the subject DDA by the depository institution at which such DDA is maintained or (ii) if greater, any amounts maintained by the Loan Parties in such DDAs (and other DDAs, with the consent of the Collateral Agent, not to be unreasonably withheld) in the ordinary course of business consistent with the past practice) and all payments due from credit card processors.

(c) During any Trigger Period, with respect to Blocked Accounts of any Loan Party other than the BNCB Loan Parties, each Blocked Account Agreement (other than with respect to any BNCB Blocked Account) shall require the transfer by ACH or wire transfer no less frequently than daily (and whether or not there are then any outstanding Secured Obligations) to one of the concentration accounts designated by the Administrative Agent (collectively, the “Concentration Accounts”), of all cash receipts and collections, including, without limitation, the following:

(i) all available cash receipts from the sale of Inventory and other Collateral;

(ii) all proceeds of collections of Accounts;

(iii) all Net Proceeds, and all other cash payments received by a Loan Party from any Person or from any source or on account of any sale or other transaction or event, including, without limitation, any Prepayment Event;

(iv) the proceeds of all credit card charges;

(v) the then contents of each DDA (net of any minimum balance, not to exceed the Maximum DDA Balance, as may be required to be kept in the subject DDA by the depository institution at which such DDA is maintained).

(d) During any BNCB Standstill Period with respect to any BNCB Loan Party, (i) the Blocked Account Agreement with respect to each applicable BNCB Blocked Account shall not require any transfer of any cash receipts or collections, and (ii) each BNCB Loan Party covenants and agrees to transfer to a Concentration Account by ACH or wire transfer no less frequently than daily all amounts on deposit in each such BNCB Blocked Account in excess of amounts that BNCB reasonably deems to be necessary to satisfy projected buy-back obligations under the Permitted Buy-Back Program at each Store. In addition to inspection rights permitted under Section 6.10, the Administrative Agent shall have the right, upon reasonable prior notice to the Lead Borrower, to audit and or evaluate, or to cause professionals retained by the Administrative Agent to audit and/or evaluate, BNCB’s compliance with this Section 6.13(d), and the Loan Parties shall pay the reasonable and documented expenses of the Administrative Agent or such professionals for such audits and evaluations.

(e) If the Borrowers fail to maintain Availability of at least sixteen percent (16.0%) of the Loan Cap at any time, then the Borrowers covenant and agree that the BNCB Loan Parties will establish one or more special operating accounts (“BNCB Trigger Period Accounts”) that can only be funded with Borrowings of Committed Loans in accordance with clause (g) of this Section 6.13.

(f) During any BNCB Trigger Period, each BNCB Blocked Account Agreement shall require the transfer by ACH or wire transfer no less frequently than daily (and whether or not there are then any outstanding Secured Obligations) to a Concentration Account of all cash receipts and collections, including, without limitation, the following:

(i) all available cash receipts from the sale of Inventory and other Collateral;

(ii) all proceeds of collections of Accounts;

(iii) all Net Proceeds, and all other cash payments received by a Loan Party from any Person or from any source or on account of any sale or other transaction or event, including, without limitation, any Prepayment Event;

(iv) the proceeds of all credit card charges;

(v) the then contents of each DDA (net of any minimum balance, not to exceed the Maximum DDA Balance, as may be required to be kept in the subject DDA by the depository institution at which such DDA is maintained).

(g) During any BNCB Trigger Period, Borrowings of Committed Loans may be deposited in BNCB Trigger Period Accounts and the amounts on deposit in such BNCB Trigger Period Accounts may only be applied to fund Permitted Buy-Back Programs or, upon the expiration of the applicable Permitted Buy-Back Programs or the occurrence of an Event of Default, to the prepayment of the Obligations then outstanding under and in accordance with the Credit Agreement; provided, that, except as otherwise provided in Section 8.03, upon payment in full of such outstanding Obligations, any remaining amounts will be released and transferred to a deposit account of the BNCB Loan Parties as the Lead Borrower shall direct.

(h) The Concentration Account shall at all times be under the sole dominion and control of the Collateral Agent. The Loan Parties hereby acknowledge and agree that (i) the Loan Parties have no right of withdrawal from the Concentration Account, (ii) the funds on deposit in the Concentration Account shall at all times be collateral security for all of the Secured Obligations and (iii) the funds on deposit in the Concentration Account shall be applied as provided in this Agreement. In the event that, notwithstanding the provisions of this Section 6.13, any Loan Party receives or otherwise has dominion and control of any such proceeds or collections, such proceeds and collections shall be held in trust by such Loan Party for the Administrative Agent, shall not be commingled with any of such Loan Party’s other funds or deposited in any account of such Loan Party and shall, not later than the Business Day after receipt thereof, be deposited into the Concentration Account or dealt with in such other fashion as such Loan Party may be instructed by the Administrative Agent. During the continuation of a Trigger Event, the amounts deposited into the Concentration Account shall be applied to the prepayment of the Obligations then outstanding; provided, that, except as otherwise provided in Section 8.03, upon payment in full of such outstanding Obligations, any remaining amounts will be released and transferred to a deposit account of the Loan Parties as the Lead Borrower shall direct and the existence of a Trigger Event (other than as a result of the occurrence of an Event of Default) shall not, in and of itself, impair the right of the Borrowers to Committed Loans in accordance with the terms hereof.

(i) Upon the request of the Administrative Agent, the Loan Parties shall cause bank statements and/or other reports to be delivered to the Administrative Agent not less often than monthly, accurately setting forth all amounts deposited in each Blocked Account to ensure the proper transfer of funds as set forth above.

6.14 Information Regarding the Collateral. Furnish to the Administrative Agent at least thirty (30) days prior written notice (unless such period is waived or shortened as may be agreed to by the Administrative Agent in its reasonable discretion) of any change in: (i) any Loan Party’s name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties; (ii) the location of any Loan Party’s chief executive office, its principal place of business, and any office in which it maintains a material portion of its books or records relating to Collateral owned by it; (iii) any Loan Party’s organizational structure or jurisdiction of incorporation or formation; or (iv) any Loan Party’s Federal Taxpayer Identification Number or organizational identification number assigned to it by its state of organization. For the avoidance of doubt, trade names shall not include any non “Barnes & Noble” branded college bookstores so long as no Accounts were created using such other trade names.

6.15 Physical Inventories.

(a) Prior to an Event of Default, cause one (1) physical inventory to be undertaken in each twelve month period at the Loan Parties’ Stores, at the expense of the Loan Parties, and periodic cycle counts at the Loan Parties’ distribution centers, in each case consistent with past practices, conducted by such inventory takers as are satisfactory to the Collateral Agent in its Permitted Discretion and following such methodology as is consistent with the methodology used in the immediately preceding inventory or as otherwise may be satisfactory to the Collateral Agent. The Collateral Agent, at the expense of the Loan Parties, may participate in and/or observe each scheduled physical count of Inventory which is undertaken on behalf of any Loan Party at any Material Storage Location and up to eight (8) Stores reasonably selected by the Collateral Agent. The Lead Borrower, within forty-five (45) days (or such longer period as may be agreed to by the Collateral Agent in its reasonable discretion) following the fiscal month in which completion of such inventory occurs, shall provide the Collateral Agent with a reconciliation of the results of such inventory (as well as of any other physical inventory or cycle counts undertaken by a Loan Party) and shall post such results to the Loan Parties’ stock ledgers and general ledgers, as applicable.

(b) The Collateral Agent, in its discretion, if any Default exists, may cause additional such inventories to be taken as the Collateral Agent determines (each, at the expense of the Loan Parties).

6.16 Environmental Laws. Except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (a) conduct its operations and keep and maintain its Eligible Real Estate in material compliance with all Environmental Laws and environmental permits; (b) obtain and renew all environmental permits necessary for its operations and properties; and (c) implement any and all investigation, remediation, removal and response actions that are necessary to maintain the value and marketability of the Eligible Real Estate or to otherwise comply with Environmental Laws pertaining to any of its Eligible Real Estate, provided, however, that no Loan Party shall be required to undertake any such investigation, remediation, removal, response or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and adequate reserves have been set aside and are being maintained by the Loan Parties with respect to such circumstances in accordance with GAAP.

6.17 Compliance with Terms of Leases. Except as otherwise expressly permitted hereunder, make all payments and otherwise perform all obligations in respect of all Leases of real property to which any Loan Party is a party, keep such Leases in full force and effect and not allow such Leases to lapse or be terminated or any rights to renew such Leases to be forfeited or cancelled, notify the Administrative Agent of any default by any party with respect to such Leases and cooperate with the Administrative Agent in all respects to cure any such default, except, in any case, where the failure to do so, either individually or in the aggregate, could not be reasonably likely to have a Material Adverse Effect, provided, however, that the termination of any Lease by the counterparty pursuant to any right of termination (other than upon default by any Loan Party) under such Lease shall not constitute a breach of this covenant.

6.18 Material Contracts. Perform and observe all the material terms and provisions of each Material Contract, other than any Leases, to be performed or observed by it, maintain each such Material Contract in full force and effect, enforce each such Material Contract in accordance with its terms, except, in any case, where the failure to do so, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

6.19 Compliance with ERISA. Cause, and cause each of its ERISA Affiliates to: (a) maintain each Pension Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Pension Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Pension Plan subject to Section 412 of the Code.

6.20 Internal Control Events. Upon notification from the Administrative Agent to the Lead Borrower that the Required Lenders require remediation of any Internal Control Event of which they have received notice pursuant to Section 6.03(g) or as reported in any report delivered pursuant to Section 6.01(a), remediate or cause to be remediated such Internal Control Event, and to test and confirm such remediation, not later than the end of the time period reasonably agreed by the Required Lenders with the Lead Borrower as necessary for such remediation (the “Remediation Period”). It is understood that the

Remediation Period will require a sufficient period of time to permit testing required by the relevant Securities Laws.

ARTICLE VII

NEGATIVE COVENANTS

So long as any Obligation (other than contingent indemnification obligations for which no claim has been asserted) hereunder shall not be Fully Satisfied, no Loan Party shall:

7.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired or sign or file or suffer to exist under the UCC or any similar Law or statute of any jurisdiction a financing statement that names any Loan Party as debtor or sign or suffer to exist any security agreement authorizing any Person thereunder to file such financing statement, other than, (i) with respect to any Eligible Real Estate encumbered by a Mortgage in favor of the Collateral Agent, the Liens referred to in Schedule B of the Title Policy insuring the Collateral Agent’s interest under such Mortgage and (ii) as to all of the above, the following (each of the following, a “Permitted Encumbrance”):

(a) Liens pursuant to any Loan Document;

(b) Liens existing on the date hereof and listed on Schedule 7.01 and any renewals or extensions thereof, provided that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased, (iii) the direct or any contingent obligor with respect thereto is not changed, and (iv) any renewal or extension of the obligations secured or benefited thereby is otherwise permitted by Section 7.03(b);

(c) Liens imposed by law for Taxes that are not yet due or are being contested in compliance with Section 6.04;

(d) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by applicable Law, arising in the ordinary course of business and securing obligations that are not overdue by more than thirty (30) days or are being contested in compliance with Section 6.04;

(e) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations, other than any Lien imposed by ERISA;

(f) Landlords’ and lessors’ Liens in respect of obligations not in default

(g) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(h) Liens relating to Real Estate consisting of easements, covenants, conditions, restrictions, building code laws, zoning restrictions, rights-of-way and similar encumbrances on real property and interests of tenants, subtenants, licensees and other occupants, only as tenants, subtenants, licensees or other occupants, as applicable, under any lease, sublease, license agreement, or other occupancy agreement, in each case, imposed by law or arising in the ordinary course of business that do not secure any Indebtedness and do not materially detract from the value of the affected property or materially interfere with the ordinary conduct of business of a Loan Party and such other minor title defects or survey matters that are disclosed by current surveys that, in each case, do not materially interfere with the current use of the real property;

(i) Liens in respect of judgments for the payment of money that would not constitute an Event of Default under Section 8.01(h);

(j) Liens on fixed or capital assets acquired by any Loan Party which are permitted under Section 7.03(e) so long as (i) such Liens and the Indebtedness secured thereby are incurred prior to or within ninety (90) days after such acquisition, (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition; and (iii) such Liens shall not extend to any other property or assets of the Loan Parties;

(k) possessory Liens in favor of brokers and dealers arising in connection with the acquisition or disposition of Investments owned as of the date hereof and Permitted Investments, provided that such liens (a) attach only to such Investments and (b) secure only obligations incurred in the ordinary course and arising in connection with the acquisition or disposition of such Investments and not any obligation in connection with margin financing;

(l) [reserved];

(m) banker’s liens, liens in favor of securities intermediaries, rights of setoff or similar rights and remedies as to deposit accounts or securities accounts or other funds maintained with depository institutions or securities intermediaries;

(n) Liens arising from precautionary UCC filings;

(o) voluntary Liens on property (other than property of the type included in the Borrowing Base) in existence at the time such property is acquired pursuant to a Permitted Acquisition or on such property of a Loan Party in existence at the time such Loan Party is acquired pursuant to a Permitted Acquisition; provided, that such Liens are not incurred in connection with or in anticipation of such Permitted Acquisition and do not attach to any other assets of any Loan Party;

(p) Liens securing Indebtedness under the Permitted Senior Debt, provided that (i) the holders of such Indebtedness shall only be granted first priority Liens upon the Excluded Assets and (ii) if the holders of such Indebtedness are granted a Lien upon all or any portion of the Collateral, (A) such Lien shall be subject and subordinate to the Liens upon the Collateral under the Loan Documents and (B) the Loan Parties shall grant to the Collateral Agent, for the benefit of the Credit Parties, a security interest (which may be subordinate to the Lien in favor of the holders of the Permitted Senior Debt) in and to all property and assets (including without limitation Excluded Assets) on which the holders of the Permitted Senior Debt are granted a first priority Lien pursuant to an amendment to the Security Agreement and/or such other security instruments in form and substance acceptable to the Required Lenders;

(q) Liens in favor of customs and revenues authorities imposed by applicable Law arising in the ordinary course of business in connection with the importation of goods and securing obligations (i) that are not overdue by more than thirty (30) days, or (ii)(A) that are being contested in good faith by appropriate proceedings, (B) the applicable Loan Party has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (C) such contest effectively suspends collection of the contested obligation and enforcement of any Lien securing such obligation;

(r) Liens in connection with any sale-leasebacks permitted by clause (h) of Section 7.05; provided that no such Lien shall extend to cover any property or asset of such Loan Party other than the lease entered into in connection with any such sale-leaseback;

(s) Liens consisting of cash deposits in an amount not to exceed $10,000,000 securing the obligations of the Borrowers under Bank Products permitted under Section 7.03(d);

(t) in connection with the sale or transfer of all of the Equity Interests of a Subsidiary in a transaction permitted by Section 7.05, customary rights and restrictions contained in agreements relating to such sale or transfer pending the completion thereof;

(u) in the case of a Subsidiary that is not a wholly-owned Subsidiary, any put and call arrangements related to its Equity Interests set forth in its Organizational Documents or any related joint venture or similar agreement; and

(v) Liens on Excluded Assets securing other Permitted Indebtedness under Section 7.03(k) that does not exceed $25,000,000 in the aggregate in addition to those Liens permitted by Section 7.01(a) through (u), provided that, if requested by the Administrative Agent, the holder of such Lien first enters into an intercreditor agreement reasonably satisfactory to Administrative Agent providing for or protecting the right of the Agents to dispose of, or otherwise enforce Liens upon, the Collateral.

7.02 Investments. Make any Investments, except for the following (each a “Permitted Investment”):

(a) Investments existing on the Closing Date and set forth on Schedule 7.02 or any continuation or roll-over of any such Investment, so long as the amount thereof is not increased;

(b) Investments by the Lead Borrower and the other Loan Parties in the form of (i) readily marketable obligations issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof having maturities of not more than 360 days from the date of acquisition thereof; provided that the full faith and credit of the United States of America is pledged in support thereof; (ii) notes, bonds or other obligations of states, counties, and municipalities of the United States that are rated not less than MIG1 or VMIG1; (iii) time deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank or trust company that (1) (A) is a Lender or (B) is organized under the laws of the United States of America, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States of America, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, or (C) is a Foreign Bank that has an agency, branch or representative bank with a domestic U.S. license and (2) issues (or the parent of which issues) commercial paper rated at least “Prime-1” (or the then equivalent grade) by Moody’s or at least “A-1” (or the then equivalent grade) by S&P and (D) has combined capital and surplus of at least $40,000,000,000 (or $50,000,000,000 in the case of any such Foreign Bank), in each case with maturities of not more than 180 days from the date of acquisition thereof; (iv) commercial paper issued by any Person organized under the laws of any state of the United States of America and rated at least “Prime-1” (or the then equivalent grade) by Moody’s or at least “A-1” (or the then equivalent grade) by S&P, in each case with maturities of not more than 270 days from the date of acquisition thereof; (v) fully collateralized repurchase agreements with a term of not more than thirty (30) days for securities described in clause (i) above (without regard to the limitation on maturity contained in such clause) and entered into with a financial institution satisfying the criteria described in clause (iii) above or with any primary dealer and having a market value at the time that such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such counterparty entity with whom such repurchase agreement has been entered into; (vi) Investments, classified in accordance with GAAP as current assets of the Loan Parties, in any money market fund, mutual fund, or other investment companies that are registered under the Investment Company Act of 1940, as amended, which are administered by financial institutions that have the highest rating obtainable from either Moody’s or S&P, and which invest solely in one or more of the types of securities described in clauses (i) through (v) above;

(c) advances to officers, directors and employees of the Lead Borrower and the other Loan Parties in an aggregate amount not to exceed $5,000,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes.

(d) (i) Investments by any Loan Party in their respective Subsidiaries outstanding on the date hereof, and (ii) additional Investments by any Loan Party in Loan Parties;

(e) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

(f) Guarantees constituting Permitted Indebtedness;

(g) so long as no Event of Default shall have occurred and be continuing as of the date of consummation thereof, including as a result of a breach of Section 7.15 (calculating Availability using Pro Forma Excess Availability and Projected Excess Availability), Investments constituting Permitted Acquisitions;

(h) at any time after Chelsea Insurance Company Ltd. becomes an active self-insurance Subsidiary of the Lead Borrower in connection with a Permitted Self-Insurance Program, Investments in Chelsea Insurance Company Ltd. not to exceed $25,000,000 in the aggregate;

(i) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

(j) Investments by any Loan Party in Swap Contracts permitted hereunder;

(k) without duplication of Investments permitted pursuant to clauses (a) through (j) above and (l) below, other Investments, provided that (i) no Default shall have occurred or shall arise as a result of such Investment, (ii) Projected Excess Availability and Pro Forma Excess Availability as of the date of consummation of such Investment will be equal to or greater than twenty percent (20.0%) of the Loan Cap, (iii) the Consolidated Fixed Charge Coverage Ratio, on a pro-forma basis for the Measurement Period immediately prior to such Investment, will be equal to or greater than 1.1 to 1.0 and (iv) the Lead Borrower shall have delivered written certification as to satisfaction, and a reasonably detailed calculation, of items (i), (ii) and (iii) above five (5) Business Days prior to the date of such Investment; and

(l) Investments in Immaterial Subsidiaries made after the date hereof (in addition to any Investments permitted pursuant to clause (h) above) in an aggregate amount not to exceed $5,000,000.

provided, however, that notwithstanding the foregoing, (i) after the occurrence and during the continuance of a Trigger Event, no such Investments specified in clause (b) shall be permitted unless either (A) no

Loans are then outstanding, or (B) the Investment is a temporary Investment pending expiration of an Interest Period for a LIBO Rate Loan, the proceeds of which Investment will be applied to the Obligations after the expiration of such Interest Period, and (ii) such Investments shall be pledged to the Collateral Agent as collateral for the Secured Obligations pursuant to such agreements as may be reasonably required by the Collateral Agent.

7.03 Indebtedness; Disqualified Stock. Issue Disqualified Stock or create, incur, assume, guarantee, suffer to exist, issue or otherwise become or remain liable with respect to, any Indebtedness, except the following (“Permitted Indebtedness”):

(a) the Secured Obligations;

(b) Indebtedness outstanding on the date hereof and listed on Schedule 7.03 and any Permitted Refinancings thereof;

(c) Indebtedness of any Loan Party to any other Loan Party and guaranties by any Loan Party of any Indebtedness of any other Loan Party otherwise permitted hereunder;

(d) obligations (contingent or otherwise) of any Loan Party existing or arising under any Swap Contract, provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation or taking a “market view;” and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party; provided that the aggregate notional amount of all such Swap Contracts shall not exceed $250,000,000 at any time outstanding;

(e) without duplication of Indebtedness described in clause (g) of this definition, purchase money Indebtedness of any Loan Party to finance the acquisition of any fixed or capital assets, including Capital Lease Obligations, and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and any Permitted Refinancing thereof, provided, however, that the aggregate principal amount of Indebtedness permitted by this clause (e) shall not exceed $100,000,000 at any time outstanding and provided, further, that, if requested by the Collateral Agent with respect to any Material Storage Location or any other warehouse or other leased storage or distribution facility in which $10,000,000 or more of Inventory is or may be located from time to time, the Loan Parties shall cause the holders of such Indebtedness to enter into a Collateral Access Agreement on terms reasonably satisfactory to the Collateral Agent;

(f) Contingent liabilities under surety bonds or similar instruments incurred in the ordinary course of business in connection with the construction or improvement of Stores;

(g) Indebtedness with respect to the deferred purchase price for any Permitted Acquisition, provided that such Indebtedness does not require the payment in cash of principal (other than in respect of working capital adjustments) prior to the Maturity Date, has a maturity which extends beyond the Maturity Date, and is subordinated to the Secured Obligations on terms reasonably acceptable to the Agents;

(h) Indebtedness of any Loan Party that exists at the time such Person becomes a Subsidiary of a Loan Party pursuant to a Permitted Acquisition (other than Indebtedness incurred in contemplation of such Person’s becoming a Subsidiary of a Loan Party) and any Permitted Refinancing thereof;

(i) Indebtedness under the Seller Note and any Permitted Refinancing thereof; provided, however, that if the Seller Note has not, at least forty-five (45) days prior to the maturity thereof, been refinanced, refunded, renewed or extended to extend such maturity to a date that is at least ninety-five (95) days later than the Maturity Date, the Administrative Agent may, or at the request of the Required Lenders, shall, establish a reserve in an amount equal to all remaining amounts due under the Seller Note (the “Seller Note Reserve”);

(j) So long as no Event of Default shall have occurred and be continuing as of the date of incurrence thereof, including as a result of a breach of Section 7.15 (calculating Availability using Pro Forma Excess Availability and Projected Excess Availability), the Permitted Senior Debt and any Permitted Refinancing thereof;

(k) other Indebtedness in an aggregate principal amount not to exceed $50,000,000 at any time outstanding;

(l) Indebtedness owed to any Person providing worker’s compensation, health, disability or other employee benefits or property, casualty insurance or liability insurance, pursuant to reimbursement or indemnification obligations to such Person, in each case, incurred in the ordinary course of business; and

(m) Indebtedness owed in respect of any overdrafts and related liabilities arising from Cash Management Services or any other treasury, depositary and cash management services or in connection with any ACH transfer of funds.

7.04 Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, (or agree to do any of the foregoing), except that, so long as no Default shall have occurred and be continuing prior to or immediately after giving effect to any action described below or would result therefrom:

(a) any Loan Party other than the Lead Borrower may merge with another Loan Party; and

(b) in connection with a Permitted Acquisition, any Loan Party may merge with or into or consolidate with any other Person or permit any other Person to merge with or into or consolidate with it; provided that such Loan Party is the surviving Person.

7.05 Dispositions. Make any Disposition or enter into any agreement to make any Disposition, except the following (each a “Permitted Disposition”):

(a) Dispositions of Equipment in the ordinary course of business that is substantially worn, damaged, obsolete or, in the judgment of a Loan Party, no longer useful or necessary in its business and is not replaced with similar property having at least equivalent value;

(b) Dispositions of Inventory in the ordinary course of business;

(c) with respect to BNCB and the other BNCB Loan Parties, Store closings (including the termination or non-renewal of any applicable Lease or contract), bulk sales or other dispositions of the Inventory of a Loan Party conducted in orderly fashion in accordance with the applicable Store contract or otherwise and otherwise typical for the college bookseller industry (“Customary BNCB Dispositions”), provided, that any other Store closures and related Inventory dispositions that are not Customary BNCB Dispositions shall be permitted hereunder so long as such closures and dispositions shall not exceed (i) in any Fiscal Year of BNCB and the other BNCB Loan Parties, ten percent (10.0%) of the number of such Loan Parties’ Store contracts as of the beginning of such Fiscal Year (net of new Store openings) and (ii) in the aggregate from and after the Closing Date, twenty-five percent (25.0%) of the number of such Loan Parties’ Store contracts in existence as of the Closing Date (net of new Store openings); provided, further, that all Net Proceeds received in connection therewith are applied to the Obligations if then required in accordance with Section 2.05 hereof;

(d) with respect to the Lead Borrower and the other Loan Parties (other than BNCB and the other BNCB Loan Parties), Store closings (including the termination or non-renewal of any applicable Lease or contract), bulk sales or other dispositions of the Inventory of a Loan Party not in the ordinary course of business in connection such Store closings, at arm’s length, provided, that (i) such Store closures and related Inventory dispositions shall not exceed (A) in any Fiscal Year of the Lead Borrower and such other Loan Parties, ten percent (10.0%) of the number of such Loan Parties’ Stores as of the beginning of such Fiscal Year (net of new Store openings) and (B) in the aggregate from and after the Closing Date, twenty-five percent (25.0%) of the number of such Loan Parties’ Stores in existence as of the Closing Date (net of new Store openings, and (ii) in all events, all sales of Inventory in connection with any such Store closings (in a single or series of related transactions) of between 7.5% and 10.0% of the number of such Loan Parties’ Stores then in existence, either (A) shall be in accordance with liquidation agreements and with professional liquidators reasonably acceptable to the Agents or (B) if not conducted in accordance with the preceding subclause (A) shall be permitted hereunder only so long as Projected Excess Availability after giving effect to each such transaction for the six fiscal months following the month in which such transaction took place shall be equal or greater than thirty percent (30.0%) of the Loan Cap; provided, further, that (x) all Net Proceeds received in connection therewith (including any Net Proceeds from the Disposition of the B. Dalton store chain in accordance with the following subclause (y)) are applied to the Obligations if then required in accordance with Section 2.05 hereof, and (y) the Borrowers shall be permitted to close the B. Dalton store chain or any portion thereof, and such closings shall not be included in the calculation of percentage of Store closings or otherwise be subject to subclauses (i) and (ii) of the preceding proviso;

(e) non-exclusive licenses of Intellectual Property of a Loan Party in the ordinary course of business;

(f) sales, transfers and dispositions by any Loan Party to a Borrower;

(g) sales, transfers and dispositions of any Immaterial Subsidiary to another Person;

(h) as long as no Default then exists or would arise therefrom, sales of Real Estate of any Loan Party (or sales of any Person or Persons created to hold such Real Estate or the equity interests in such Person or Persons), including sale-leaseback transactions involving any such Real Estate pursuant to leases on market terms, as long as, (A) such sale is made for fair market value, (B) to the extent that such sale constitutes a Prepayment Event, the Net Proceeds are utilized to repay the Obligations, and (C) in the case of any sale-leaseback transaction permitted hereunder with respect to any Material Storage Location or any other warehouse or other leased storage or distribution facility in which $10,000,000 or more of Inventory is or may be located from time to time, the Collateral Agent shall have received from such purchaser or transferee a Collateral Access Agreement on terms and conditions reasonably satisfactory to the Collateral Agent;

(i) any Disposition of Real Estate to a Governmental Authority as a result of the condemnation of such Real Estate so long as an amount equal to the Net Proceeds of such Disposition is utilized to repay the Loans and Cash Collateralize the LC Obligations if and to the extent then required in accordance with Section 2.05 hereof;

(j) Dispositions of Excluded Assets in accordance with any intercreditor agreement or Security Documents applicable thereto;

(k) termination or non-renewal of a Lease and granting a lease, sublease, license or other occupancy interest with respect to any owned Real Estate or any real property subject to a Lease, in each case, so long as such action could not reasonably be expected to result in Material Adverse Effect; or

(l) as long as no Default exists or would arise therefrom and without duplication of Dispositions permitted pursuant to clauses (a) through (k) above, other Dispositions, provided that the aggregate fair market value of all assets Disposed of in reliance upon this paragraph (l) shall not exceed $35,000,000 during any Fiscal Year of the Lead Borrower and if such Disposition constitutes a Prepayment Event, proceeds thereof are applied in accordance with Section 2.05(e).

7.06 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that, so long as no Default shall have occurred and be continuing prior to or immediately after giving effect to any action described below or would result therefrom, including no Event of Default arising as a result of a breach of Section 7.15 (calculating Availability using Pro Forma Excess Availability and Projected Excess Availability):

(a) each Loan Party may make Restricted Payments to any Loan Party;

(b) the Loan Parties may declare and make dividend payments or other distributions payable solely in the common stock or other Equity Interests (other than Disqualified Stock) of such Person;

(c) the Lead Borrower may make cash dividends in an aggregate amount of up to $65,000,000 in any Fiscal Year to holders of common stock of the Lead Borrower, provided that Projected Excess Availability and Pro Forma Excess Availability as of the date of payment of such dividend shall be equal to or greater than twenty-five percent (25.0%) of the Loan Cap; and

(d) the Lead Borrower may pay other cash dividends on its Equity Interests (other than Disqualified Stock) and repurchase, redeem or otherwise acquire Equity Interests issued by it if, after giving effect to such transaction or payment, (i) Projected Excess Availability and Pro Forma Excess Availability as of the date of consummation of such payment will be equal to or greater than twenty percent (20.0%) of the Loan Cap, (ii) the Consolidated Adjusted Fixed Charge Coverage Ratio, on a pro-forma basis for the Measurement Period immediately prior to such transaction or payment, will be equal to or greater than 1.10 to 1.00 and (iii) the Lead Borrower shall have delivered written certification as to and a reasonably detailed calculation of items (i), and (ii) above five (5) Business Days prior to the date of such transaction or payment.

7.07 Prepayments of Indebtedness. Prepay, redeem, purchase, defease or otherwise satisfy, in each case, prior to the scheduled maturity thereof in any manner any Indebtedness (other than Indebtedness under the Loan Documents), except that, so long as no Default shall have occurred and be continuing prior to or immediately after giving effect to any action described below or would result therefrom, including no Event of Default arising as a result of a breach of Section 7.15 (calculating Availability using Pro Forma Excess Availability and Projected Excess Availability):

(a) regularly scheduled or mandatory repayments, repurchases, redemptions or defeasances of Permitted Indebtedness (including, without limitation, Specified Indebtedness);

(b) the Lead Borrower may voluntarily prepay, redeem, purchase, defease or otherwise satisfy, in each case, prior to the scheduled maturity thereof in any manner any Permitted Indebtedness (including, without limitation, Specified Indebtedness) if, after giving effect to such payment, redemption, purchase, defeasance or other prepayment transaction, (i) Projected Excess Availability and Pro Forma Excess Availability as of the date of consummation of such payment will be equal to or greater than twenty-five percent (25.0%) of the Loan Cap, (ii) the Consolidated Adjusted Fixed Charge Coverage Ratio, on a pro-forma basis for the Measurement Period immediately prior to such transaction or payment, will be equal to or greater than 1.25 to 1.00 and (iii) the Lead Borrower shall have delivered written certification as to and a reasonably detailed calculation of items (i) and (ii) above five (5) Business Days prior to the date of such transaction or payment, it being agreed and understood that this clause (b) shall not prohibit the voluntary prepayment of Specified Indebtedness to the extent otherwise permitted by clause (c) of this Section 7.07);

(c) voluntary prepayments, repurchases, redemptions or defeasances of Specified Indebtedness in an aggregate amount not exceeding $150,000,000, as long as (i) Projected Excess Availability and Pro Forma Excess Availability as of the date of consummation of such payment will be equal to or greater than forty percent (40.0%) of the Loan Cap, and (ii) the Lead Borrower shall have delivered written certification as to satisfaction, and a reasonably detailed calculation, of item (i) above five (5) Business Days prior to the date of such prepayment; and

(d) Permitted Refinancings of certain Permitted Indebtedness in accordance with Section 7.03.

For the avoidance of doubt, it is understood and agreed that any payment made in respect of Subordinated Indebtedness shall not be in violation of any subordination terms of any Subordinated Indebtedness.

7.08 Change in Nature of Business. Engage in any line of business substantially different from the Business.

7.09 Transactions with Affiliates. Enter into, renew, extend or be a party to any transaction of any kind with any Affiliate of any Loan Party, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to the Loan Parties as would be obtainable by the Loan Parties at the time in a comparable arm’s length transaction with a Person other than an Affiliate, provided that the foregoing restriction shall not apply to a transaction between or among the Loan Parties not prohibited hereunder.

7.10 Burdensome Agreements. Enter into, permit any Subsidiary to enter into, or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that (a) limits the ability (i) of any Subsidiary to make Restricted Payments or other distributions to any Loan Party or to otherwise transfer property to or invest in a Loan Party, (ii) of any Subsidiary to Guarantee the Secured Obligations, (iii) of any Subsidiary to make or repay loans to a Loan Party, or (iv) of the Loan Parties or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person in favor of the Collateral Agent; provided, however, that this clause (iv) shall not prohibit any negative pledge incurred or provided in favor of any holder of Indebtedness permitted under and in accordance with clauses (e) (solely to the extent any such negative pledge relates to the property financed by or the subject of such Indebtedness), (g), (h) (solely to the extent any such negative pledge relates to the Subsidiary acquired pursuant to a Permitted Acquisition), (j) (so long as such negative pledge permits Liens in accordance with Section 7.01(p) and any intercreditor agreement applicable to the Permitted Senior Debt) or (k) (solely to the extent any such negative pledge relates to the property financed by or the subject of such Indebtedness) of Section 7.03; or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person; provided, that (x) the foregoing shall not apply to restrictions and conditions imposed by applicable Law, (y) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary permitted hereunder pending such sale, provided that such restrictions and conditions apply only to the Subsidiary that is to be sold and (z) clause (a)(iv) of this Section shall not apply to customary provisions in leases restricting the assignment thereof or the granting of a leasehold mortgage thereon.

7.11 Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund Indebtedness originally incurred for such purpose.

7.12 Amendment of Organizational Documents or Material Indebtedness. Amend, modify or waive (a) its Organization Documents in a manner materially adverse to the Credit Parties or (b) any Loan Party’s rights under the Seller Note or any other Material Indebtedness, in each case to the extent that such amendment, modification or waiver (i) would violate, or compliance with which could reasonably be expected to result in the violation of, any Loan Document, (ii) otherwise could reasonably be expected to be materially adverse (in the reasonable determination of the Lenders) to the interests of the Credit Parties, taken as a whole, or (iii) could be reasonably expected to have a Material Adverse Effect.

7.13 Corporate Name; Fiscal Year.

(a) Change the Fiscal Year of any Loan Party, or the material accounting policies or reporting practices of the Loan Parties, except as required by GAAP.

(b) Effect or permit any change referred to in Section 6.14 unless (i) the Collateral Agent’s written acknowledgement that all filings have been made under the UCC or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral (or, if any Excluded Asset is added as Collateral in connection with the issuance of Permitted Senior Debt, a valid, legal and perfected second priority security interest on such Collateral, subject to Permitted Encumbrances) for its own benefit and the benefit of the other Credit Parties, and (ii) after giving effect to any change to the location of the Collateral, all Collateral shall be located within the United States.

7.14 Deposit Accounts; Credit Card Processors. Open new DDAs or Blocked Accounts, or enter into agreements with any credit card processors, unless the Loan Parties shall have delivered to the Collateral Agent appropriate Blocked Account Agreements, DDA Notifications or Credit Card Notifications, as appropriate, consistent with the provisions of Section 6.13 and otherwise reasonably satisfactory to the Administrative Agent; provided that the Borrowers shall be permitted to open new DDAs to the extent that such DDAs are sub-accounts of any DDA at a depository institution for which a DDA notification has already been delivered. Except as permitted hereby, no Loan Party shall maintain any bank accounts or enter into any agreements with credit card processors other than the ones expressly contemplated herein or in Section 6.13 hereof.

7.15 Availability. Permit Availability to be equal to or less than the greater of (a) ten percent (10%) of the Loan Cap and (b) $50,000,000 (such greater amount being the “Required Availability Amount”).

7.16 Maximum Cash and Cash Equivalents. So long as any Loans are outstanding, allow the aggregate amount of cash and Cash Equivalents held by the Loan Parties and their Subsidiaries (other than (a) “store” cash, cash in transit between stores and deposit accounts and cash receipts from sales in the process of inter-account transfers, in each case in the ordinary course operations of the Loan Parties and their Subsidiaries, (b) cash necessary to satisfy in the ordinary course of their business, the current liabilities incurred by the Loan Parties in the ordinary course of business and without acceleration of the satisfaction of such current liabilities and (c) cash being held in connection with the imminent consummation of a pending acquisition, distribution, investment or similar transaction by a Loan Party permitted hereunder) to exceed (x) $100,000,000 for a period of more than five (5) consecutive calendar days and (y) $150,000,000 at any time (or, in each case, such greater amount as allowed by the Administrative Agent in its reasonable discretion) (the parties hereto agreeing that the Lenders shall have no obligation to make any Committed Loans if, after giving effect to any Committed Borrowing and the application of the proceeds of any Committed Borrowing, such excess shall exist).

ARTICLE VIII

EVENTS OF DEFAULT AND REMEDIES

8.01 Events of Default. Any of the following shall constitute an Event of Default:

(a) Non-Payment. The Borrowers or any other Loan Party fails to pay when and as required to be paid herein, (i) any amount of principal of any Loan or any LC Obligation (including by deposit of funds as Cash Collateral in respect of LC Obligations), or (ii) any interest on any Loan or on any LC Obligation, or any fee due hereunder, or (iii) within three (3) Business Days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or

(b) Specific Covenants. (i) Any Loan Party fails to perform or observe any term, covenant or agreement contained in any of Sections 6.01, 6.02, 6.03, 6.05, 6.07, 6.10, 6.11, 6.13 or Article VII; or

(c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days; or

(d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith (including, without limitation, any Borrowing Base Certificate) shall be incorrect or misleading in any material respect when made or deemed made; or

(e) Cross-Default. (i) Any Loan Party (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Material Indebtedness (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts), or (B) fails to observe or perform any other agreement or condition relating to any such Material Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Material Indebtedness or the beneficiary or beneficiaries of any Guarantee thereof (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Material Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Material Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which a Loan Party is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which a Loan Party is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the Loan Party as a result thereof is greater than $35,000,000; or

(f) Insolvency Proceedings, Etc. Any Loan Party institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or a proceeding shall be commenced or a petition filed, without the application or consent of such Person, seeking or requesting the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed and the appointment continues undischarged, undismissed or unstayed for 60 calendar days or an order or decree approving or ordering any of the foregoing shall be entered; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding, or any Loan Party shall take any action to institute or effect any of the foregoing; or

(g) Inability to Pay Debts; Attachment. (i) Any Loan Party becomes unable or admits in writing its inability or fails generally to pay its debts as they become due in the ordinary course of business, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; or

(h) Judgments. There is entered against any Loan Party (i) one or more judgments or orders for the payment of money in an aggregate amount (as to all such judgments and orders) exceeding $35,000,000 (to the extent not covered by independent third-party insurance as to which the insurer is rated at least “A” by A.M. Best Company, has been notified of the potential claim and does not dispute coverage), or (ii) any one or more non-monetary judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, is not in effect; or

(i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Loan Party under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $35,000,000 or which could reasonably likely result in a Material Adverse Effect, or (ii) a Loan Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $35,000,000 or which could reasonably likely result in a Material Adverse Effect; or

(j) Invalidity of Loan Documents. (i) Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any material provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any provision of any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document or seeks to avoid, limit or otherwise adversely affect any Lien purported to be created under any Security Document; or (ii) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party or any other Person not to be, a valid and perfected Lien on any Collateral, with the priority required by the applicable Security Document; or

(k) Change of Control. There occurs any Change of Control; or

(l) Cessation of Business. The Loan Parties, taken as a whole, shall take any action to suspend all or substantially all operations of their Business or liquidate all or a material portion of their assets or Store locations, or employ an agent or other third party to conduct a program of closings, liquidations or “Going-Out-Of-Business” sales of any material portion of its business; or

(m) Loss of Collateral. There occurs any uninsured loss to any material portion of the Collateral; or

(n) Subordination. (i) The subordination provisions of the documents evidencing or governing any Subordinated Indebtedness (the “Subordinated Provisions”) shall, in whole or in part, terminate, cease to be effective or cease to be legally valid, binding and enforceable against any holder of the applicable Subordinated Indebtedness; or (ii) any Borrower or any other Loan Party shall, directly or indirectly, disavow or contest in any manner adverse to the interests of the Lenders (A) the effectiveness, validity or enforceability of any of the Subordination Provisions, (B) that the Subordination Provisions exist for the benefit of the Credit Parties, or (C) that all payments of principal of or premium and interest on the applicable Subordinated Indebtedness, or realized from the liquidation of any property of any Loan Party, shall be subject to any of the Subordination Provisions.

8.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent may, or, at the request of the Required Lenders shall, take any or all of the following actions:

(a) declare the Commitments of each Lender to make Loans and any obligation of the LC Issuer to make LC Credit Extensions to be terminated, whereupon such Commitments and obligation shall be terminated;

(b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Loan Parties;

(c) require that the Loan Parties Cash Collateralize the LC Obligations (in an amount equal to 105% of the then Outstanding Amount thereof); and

(d) whether or not the maturity of any of the Secured Obligations shall have been accelerated pursuant hereto, proceed to protect, enforce and exercise all rights and remedies of the Credit Parties under this Agreement, any of the other Loan Documents or applicable Law, including, but not limited to, by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Secured Obligations are evidenced, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Credit Parties;

provided, however, that upon the occurrence of any Event of Default under Section 8.01(f) or Section 8.1(g), the obligation of each Lender to make Loans and any obligation of the LC Issuer to make LC Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Loan Parties to Cash Collateralize the LC Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

No remedy herein is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of Law.

8.03 Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the LC Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Secured Obligations shall be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, Credit Party Expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and the Collateral Agent and amounts payable under Article III) payable to the Administrative Agent and the Collateral Agent, each in its capacity as such;

Second, to payment of that portion of the Obligations constituting indemnities, Credit Party Expenses, and other amounts (other than principal, interest and fees) payable to the Lenders and the LC Issuer (including fees, charges and disbursements of counsel to the respective Lenders and the LC Issuer and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Second payable to them;

Third, to the extent not previously reimbursed by the Tranche A Lenders, to payment to the Tranche A Lenders of that portion of the Obligations constituting principal and accrued and unpaid interest on any Permitted Overadvances, ratably among the Tranche A Lenders in proportion to the amounts described in this clause Third payable to them;

Fourth, to the extent that Swing Line Loans have not been refinanced by a Committed Loan, payment to the Swing Line Lender of that portion of the Obligations constituting accrued and unpaid interest on the Swing Line Loans;

Fifth, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Tranche A Loans, LC Borrowings and other Obligations, and fees (including

Letter of Credit Fees) (in each case, as payable to the Tranche A Lenders or the LC Issuer), ratably among the Tranche A Lenders and the LC Issuer in proportion to the respective amounts described in this clause Fifth payable to them;

Sixth, to the extent that Swing Line Loans have not been refinanced by a Tranche A Committed Loan, to payment to the Swing Line Lender of that portion of the Obligations constituting unpaid principal of the Swing Line Loans;

Seventh, to payment of that portion of the Obligations constituting unpaid principal of the Tranche A Loans and LC Borrowings, ratably among the Tranche A Lenders and the LC Issuer in proportion to the respective amounts described in this clause Seventh held by them;

Eighth, to the Administrative Agent for the account of the LC Issuer, to Cash Collateralize that portion of LC Obligations comprised of the aggregate undrawn amount of Letters of Credit;

Ninth, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Tranche A-1 Committed Loans and other Obligations and fees ratably among the Tranche A-1 Lenders in proportion to the respective amounts described in this clause Ninth payable to them;

Tenth, to payment of that portion of the Obligations constituting unpaid principal of the Tranche A-1 Loans, ratably among the Tranche A-1 Lenders in proportion to the respective amounts described in this clause Tenth held by them;

Eleventh, to payment of all other Obligations (including without limitation the Cash Collateralization of unliquidated indemnification obligations as provided in Section 10.04), ratably among the Credit Parties in proportion to the respective amounts described in this clause Eleventh held by them;

Twelfth, to payment or Cash Collateralization (if agreed by the applicable Loan Parties and any Credit Party that is a provider of any Cash Management Services) of that portion of the Secured Obligations arising from Cash Management Services, ratably among the Credit Parties in proportion to the respective amounts described in this clause Twelfth held by them;

Thirteenth, to payment or Cash Collateralization (if agreed by the parties to any Swap Contract) of all other Secured Obligations arising from Bank Products, ratably among the Credit Parties in proportion to the respective amounts described in this clause Thirteenth held by them; and

Last, the balance, if any, after all of the Secured Obligations have been indefeasibly paid in full, to the Loan Parties or as otherwise required by Law.

Subject to Section 2.03(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Eighth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.

Amounts distributed with respect to any Secured Obligations attributable to Other Liabilities shall be equal to the lesser of (a) the applicable amount of such Other Liabilities last reported to the

Administrative Agent or (b) the actual amount of such Other Liabilities as calculated by the methodology reported to the Administrative Agent for determining the amount due. The Administrative Agent shall have no obligation to calculate the amount to be distributed with respect to any such Other Liabilities, but may rely upon written notice of the amount (setting forth a reasonably detailed calculation) from the applicable Lender or its Affiliate providing such Bank Products or Cash Management Services. In the absence of such notice, the Administrative Agent may assume the amount to be distributed is the amount of such obligations last reported to it.

ARTICLE IX

ADMINISTRATIVE AGENT

9.01 Appointment and Authority.

(a) Each of the Lenders and the LC Issuer hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the LC Issuer, and no Loan Party or any Subsidiary thereof shall have rights as a third party beneficiary of any of such provisions.

(b) Each of the Lenders (in its capacities as a Lender), Swing Line Lender and the LC Issuer hereby irrevocably appoints Bank of America as Collateral Agent and authorizes the Collateral Agent to act as the agent of such Lender and the LC Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Collateral Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Collateral Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights and remedies thereunder at the direction of the Collateral Agent), shall be entitled to the benefits of all provisions of this Article IX and Article X (including Section 10.04(c)), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents, as if set forth in full herein with respect thereto.

(c) Each provider of Cash Management Services and/or Bank Products that is an Affiliate of a Lender but not a party to this Agreement shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent and the Collateral Agent pursuant to the terms of this Article IX for itself and its Affiliates as if a “Lender” party hereto.

9.02 Rights as a Lender. The Persons serving as the Agents hereunder shall have the same rights and powers in their capacity as a Lender as any other Lender and may exercise the same as though they were not the Administrative Agent or the Collateral Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent or the Collateral Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Loan Parties or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent or the Collateral Agent hereunder and without any duty to account therefor to the Lenders.

9.03 Exculpatory Provisions. The Agents shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Agents:

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or an Event of Default has occurred and is continuing;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent or the Collateral Agent, as applicable, is required to exercise as directed in writing by the Required Lenders, the Tranche A Required Lenders or the Tranche A-1 Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that no Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose such Agent to liability or that is contrary to any Loan Document or applicable Law; and

(c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Loan Parties or any of their Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent, the Collateral Agent or any of its Affiliates in any capacity.

No Agent shall be liable for any action taken or not taken by it (i) with the Consent or at the request of the Required Lenders, the Tranche A Required Lenders or the Tranche A-1 Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as such Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a final and non-appealable judgment of a court of competent jurisdiction.

The Agents shall not be deemed to have knowledge of any Default unless and until notice describing such Default is given to such Agent by the Loan Parties, a Lender or the LC Issuer. In the event that the Agents obtain such actual knowledge or receive such a notice, the Agents shall give prompt notice thereof to each of the other Credit Parties. Upon the occurrence of an Event of Default, the Agents shall take such action with respect to such Event of Default as shall be reasonably directed by the Required Lenders. Unless and until the Agents shall have received such direction, the Agents may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to any such Event of Default as they, or either of them, shall deem advisable in the best interest of the Credit Parties. In no event shall the Agents be required to comply with any such directions to the extent that any Agent believes that its compliance with such directions would be unlawful.

The Agents shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or the creation, perfection or priority of any Lien purported to be created by the Security Documents, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Agents.

9.04 Reliance by Agents. Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including, but not limited to, any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the LC Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or the LC Issuer unless the Administrative Agent shall have received written notice to the contrary from such Lender or the LC Issuer prior to the making of such Loan or the issuance of such Letter of Credit. Each Agent may consult with legal counsel (who may be counsel for any Loan Party), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

9.05 Delegation of Duties. Each Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by such Agent. Each Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Agents and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as such Agent.

9.06 Resignation of Agents. Either Agent may at any time give written notice of its resignation to the Lenders, the LC Issuer and the Lead Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States, and, so long as no Event of Default has occurred and is continuing, shall be reasonably acceptable to the Lead Borrower. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may on behalf of the Lenders and the LC Issuer, appoint a successor Administrative Agent or Collateral Agent, as applicable, meeting the qualifications set forth above; provided that if the Administrative Agent or the Collateral Agent shall notify the Lead Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any Collateral held by the Collateral Agent on behalf of the Lenders or the LC Issuer under any of the Loan Documents, the retiring Collateral Agent shall continue to hold such collateral security until such time as a successor Collateral Agent is appointed) and (b) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the LC Issuer directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section 9.06. Upon the acceptance of a successor’s appointment as Administrative Agent or Collateral Agent, as applicable, hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Agent, and the retiring Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 9.06). The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Lead Borrower and such successor. After the retiring Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article IX and Section 10.04 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Agent was acting as Administrative Agent or Collateral Agent hereunder.

Any resignation by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as LC Issuer and Swing Line Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring LC Issuer and Swing Line Lender, (b) the retiring LC Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor LC Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring LC Issuer to effectively assume the obligations of the retiring LC Issuer with respect to such Letters of Credit.

9.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lender and the LC Issuer acknowledges that it has, independently and without reliance upon the Agents or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the LC Issuer also acknowledges that it will, independently and without reliance upon the Agents or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Except as provided in Section 9.12, the Agents shall not have any duty or responsibility to provide any Credit Party with any other credit or other information concerning the affairs, financial condition or business of any Loan Party that may come into the possession of the Agents.

9.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Joint Lead Bookrunners, Joint Lead Arrangers, Co-Syndication Agents or Co-Documentation Agents shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, Collateral Agent, a Lender or the LC Issuer hereunder.

9.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or LC Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Loan Parties) shall be entitled and empowered, by intervention in such proceeding or otherwise

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, LC Obligations and all other Secured Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the LC Issuer, the Administrative Agent and the other Credit Parties (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the LC Issuer, the Administrative Agent, such Credit Parties and their respective agents and counsel and all other amounts due the Lenders, the LC Issuer the Administrative Agent and such Credit Parties under Sections 2.03(i), 2.03(j) and 2.03(k) as applicable, 2.09 and 10.04) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the LC Issuer to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders and the LC Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 10.04.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the LC Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Secured Obligations or the rights of any Lender or the LC Issuer or to authorize the Administrative Agent to vote in respect of the claim of any Lender or the LC Issuer in any such proceeding.

9.10 Collateral and Guaranty Matters. The Credit Parties irrevocably authorize the Agents,

(a) to release any Lien on any property granted to or held by the Collateral Agent under any Loan Document (i) upon termination of the Aggregate Commitments and all Secured Obligations (other than contingent indemnification obligations for which no claim has been asserted) becoming Fully Satisfied and the expiration or termination of all Letters of Credit or the Cash Collateralization of any LC Obligations, (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document, (iii) with respect to any Lien upon any Excluded Asset, in accordance with the terms and conditions of any intercreditor agreement and Security Documents applicable thereto, (iv) with respect to any Liens on property constituting less than all or substantially all of the Collateral, if approved, authorized or ratified in writing by the Required Lenders or (v) in connection with any release effected pursuant to Sections 9.10(c) or 11.12 to the extent such Lien was granted by the Loan Party being released;

(b) to subordinate any Lien on any property granted to or held by the Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted by clause (j) of Section 7.01; and

(c) subject to the limitations set forth in Section 11.12, as applicable, to release or confirm the release of any Loan Party from its obligations hereunder, under the Facility Guaranty, and each other applicable Loan Document if such Person ceases to be a Subsidiary or becomes an Immaterial Subsidiary as a result of a transaction permitted hereunder.

Upon request by any Agent at any time, the applicable Lenders will confirm in writing such Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Facility Guaranty and each other applicable Loan Document pursuant to this Section 9.10. In each case as specified in this Section 9.10, the Agents will, at the Loan Parties’ expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Security Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Facility Guaranty and each other applicable Loan Document, in each case in accordance with the terms of the Loan Documents and this Section 9.10.

9.11 Notice of Transfer.

The Agents may deem and treat a Lender party to this Agreement as the owner of such Lender’s portion of the Secured Obligations for all purposes, unless and until, and except to the extent, an Assignment and Acceptance shall have become effective as set forth in Section 10.06.

9.12 Reports and Financial Statements. By signing this Agreement, each Lender:

(a) agrees to furnish the Administrative Agent during any Trigger Period (and thereafter at such frequency as the Administrative Agent may reasonably request) with a summary of all Other Liabilities due or to become due to such Lender. In connection with any distributions to be made hereunder, the Administrative Agent shall be entitled to assume that no amounts are due to any Lender on account of Other Liabilities unless the Administrative Agent has received written notice thereof from such Lender;

(b) is deemed to have requested that the Administrative Agent furnish such Lender, promptly after they become available, copies of all financial statements required to be delivered by the Lead Borrower hereunder and all commercial finance examinations and appraisals of the Collateral received by the Agents (collectively, the “Reports”);

(c) expressly agrees and acknowledges that the Administrative Agent makes no representation or warranty as to the accuracy of the Reports, and shall not be liable for any information contained in any Report;

(d) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Agents or any other party performing any audit or examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties’ books and records, as well as on representations of the Loan Parties’ personnel;

(e) agrees to keep all Reports confidential in accordance with the provisions of Section 10.07 hereof; and

(f) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Agents and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any Credit Extensions that the indemnifying Lender has made or may make to the Borrowers, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a Loan or Loans; and (ii) to pay and protect, and indemnify, defend, and hold the Agents and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including attorney costs) incurred by the Agents and any such other Lender preparing a Report as the direct or indirect result of any third parties who obtain all or part of any Report through the indemnifying Lender.

9.13 Agency for Perfection. Each Lender hereby appoints each other Lender as agent for the purpose of perfecting Liens for the benefit of the Agents and the Lenders, in assets which, in accordance with Article 9 of the UCC or any other applicable Law of the United States can be perfected only by possession. Should any Lender (other than the Agents) obtain possession of any such Collateral, such Lender shall notify the Agents thereof, and, promptly upon the Collateral Agent’s request therefor shall deliver such Collateral to the Collateral Agent or otherwise deal with such Collateral in accordance with the Collateral Agent’s instructions.

9.14 Indemnification of Agents. The Lenders shall indemnify the Agents (and any sub-agent thereof), and each Related Party of any of the foregoing acting for the Agents (or any sub-agent thereof) (each such Person being called an “Agent Indemnitee”) (to the extent not reimbursed by the Loan Parties and without limiting the obligations of the Loan Parties hereunder), ratably according to their Overall Applicable Percentages, against, and hold each Agent Indemnitee harmless (on an after tax basis) from, any and all losses, claims, causes of action, damages, liabilities, settlement payments, costs, and related expenses (including the reasonable fees, charges and disbursements of any counsel for any Agent Indemnitee), incurred by any Agent Indemnitee or asserted against any Agent Indemnitee by any third party or by any Lender, Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or the administration of this Agreement and the other Loan Documents, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the LC Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Loan Party or any of its Subsidiaries, or any Environmental Liability related in any way to any Loan Party or any of its Subsidiaries, (iv) any claims of, or amounts paid by any Credit Party to, a Blocked Account Bank or other Person which has entered into a control agreement with any Credit Party hereunder, or (v) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Lender, Borrower or any other Loan Party or any of the Loan Parties’ directors, shareholders or creditors, and regardless of whether any Agent Indemnitee is a party thereto, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Agent Indemnitee; provided that such indemnity shall not, as to any Agent Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Agent Indemnitee. The obligations of the Lenders under this Section 9.14 are subject to the provisions of Section 2.12(d).

9.15 Relation among Lenders. The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Agents) authorized to act for, any other Lender.

9.16 Defaulting Lender.

(a) If for any reason any Lender shall fail or refuse to abide by its obligations under this Agreement, including without limitation its obligation to make available to Administrative Agent its Applicable Percentage of any Loans, expenses or setoff or purchase its Applicable Percentage of a participation interest in the Swing Line Loans or LC Borrowings and such failure is not cured within two (2) Business Days of receipt from the Administrative Agent of written notice thereof, then, in addition to the rights and remedies that may be available to the other Credit Parties, the Loan Parties or any other party at law or in equity, and not in limitation thereof, (i) such Defaulting Lender’s right to participate in the administration of, or decision-making rights related to, the Obligations, this Agreement or the other Loan Documents shall be suspended during the pendency of such failure or refusal, except as otherwise expressly provided in Section 10.01, (ii) at the Administrative Agent’s option, any and all payments otherwise payable to a Defaulting Lender from the Loan Parties, whether on account of outstanding Loans, interest, fees or otherwise, may be held by the Administrative Agent and readvanced to the Borrowers, the Swing Line Lender or any LC Issuer as the Defaulting Lender’s Applicable Percentage of any Borrowing or required funding of a participation in Swing Line Loans or Letters of Credit and (iii) without limiting the provisions of clause (ii), a Defaulting Lender shall be deemed to have assigned any and all payments due to it from the Loan Parties, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining non-Defaulting Lenders (within the same Tranche as the Defaulting Lender to the extent such payment relates exclusively to such Tranche) for application to, and reduction of, their proportionate shares of all applicable outstanding Obligations until, as a result of application of such assigned payments the Lenders’ respective Applicable Percentages of all applicable outstanding Obligations shall have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency. The Defaulting Lender’s decision-making and participation rights and rights to payments as set forth in clauses (i), (ii) and (iii) hereinabove shall be restored only upon the payment by the Defaulting Lender of its Applicable Percentage of any Obligations, any participation obligation, or expenses as to which it is delinquent, together with interest thereon at the applicable Default Rate from the date when originally due until the date upon which any such amounts are actually paid.

(b) Any non-Defaulting Lenders (within the same Tranche as the Defaulting Lender) shall also have the right, but not the obligation, in their respective, sole and absolute discretion, to cause the termination and assignment, without any further action by the Defaulting Lender for no cash consideration (pro rata, based on the respective Commitments of those Lenders electing to exercise such right), of the Defaulting Lender’s Commitment to fund applicable future Loans. Upon any such purchase of the Applicable Percentage of any Defaulting Lender, the Defaulting Lender’s share in applicable future Credit Extensions and its rights under the Loan Documents with respect thereto shall terminate on the date of purchase, and the Defaulting Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest, including, if so requested, an Assignment and Acceptance.

(c) Each Defaulting Lender shall indemnify the Administrative Agent and each non-Defaulting Lender from and against any and all loss, damage or expenses, including but not limited to reasonable attorneys’ fees and funds advanced by the Administrative Agent or by any non-Defaulting Lender, on account of a Defaulting Lender’s failure to timely fund its Applicable Percentage of a Loan or to otherwise perform its obligations under the Loan Documents.

ARTICLE X

MISCELLANEOUS

10.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no Consent to any departure by any Loan Party therefrom, shall be effective unless in writing signed by the Administrative Agent, with the Consent of the Required Lenders (or, with respect to any amendment or waiver affecting exclusively either the Tranche A Lenders or the Tranche A-1 Lenders, with the consent of the Tranche A Required Lenders or the Tranche A-1 Required Lenders, respectively), and the Lead Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or Consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

(a) waive any condition set forth in Section 4.01 with respect to any Tranche A Credit Extension or Tranche A-1 Credit Extension without the written consent of each Tranche A Lender or Tranche A-1 Lender, respectively;

(b) extend or, increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written Consent of such Lender;

(c) postpone any date fixed by this Agreement or any other Loan Document for (i) any payment or mandatory prepayment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any of the other Loan Documents without the written Consent of each Lender directly affected thereby, or (ii) any scheduled or mandatory reduction of the Aggregate Commitments, the Tranche A Aggregate Commitments or the Tranche A-1 Aggregate Commitments hereunder or under any other Loan Document without the written Consent of each Lender directly affected thereby;

(d) reduce the principal of, or the rate of interest specified herein on, any Loan or LC Borrowing, or (subject to clause (iv) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document, without the written Consent of each Lender directly affected thereby; provided, however, that only the Consent of the (i) Tranche A Required Lenders shall be necessary to amend the definition of “Default Rate” as it applies to the Tranche A Facility or to waive any obligation of the Borrowers to pay interest in respect of the Tranche A Facility or Letter of Credit Fees at the applicable Default Rate or (ii) Tranche A-1 Required Lenders shall be necessary to amend the definition of “Default Rate” as it applies to the Tranche A-1 Facility or to waive any obligation of the Borrowers to pay interest in respect of the Tranche A-1 Facility at the applicable Default Rate;

(e) change Section 2.13 or Section 8.03 in a manner that would alter the pro rata sharing or order of application of payments required thereby without the written Consent of each Lender; provided, however, that any change affecting exclusively a single Tranche shall require only the written consent of each Lender within such Tranche;

(f) change any provision of this Section or the definition of “Required Lenders”, “Super-Majority Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written Consent of each Lender; provided, however, that any change affecting exclusively a single Tranche shall require only the written consent of each Lender within such Tranche;

(g) except as expressly permitted hereunder or under any other Loan Document, release, or limit the liability or obligations of, any Loan Party without the written Consent of each Lender;

(h) except for Permitted Dispositions and as otherwise expressly permitted in Section 9.10, release all or substantially all of the Collateral from the Liens of the Security Documents without the written Consent of each Lender;

(i) increase the advance rates set forth in the definition of the terms “Tranche A Borrowing Base” or “Tranche A-1 Borrowing Base” without the written Consent of each Lender, without limitation of clause (j) below;

(j) modify (i) any component (other than advance rates or Reserves) of the Tranche A Borrowing Base or the Tranche A-1 Borrowing Base, including eligibility criteria, in any manner that would increase availability thereunder or (ii) the discretion of the Administrative Agent to change, establish or eliminate any Reserves without the consent of the Super-Majority Required Lenders;

(k) modify the definition of Permitted Overadvance so as to increase the amount thereof or, except as provided in such definition, the time period for a Permitted Overadvance without the written Consent of each Lender; or

(l) except as otherwise expressly permitted herein or in any other Loan Document, subordinate the Secured Obligations hereunder to any other Indebtedness, and, except for any Liens on Excluded Assets pursuant to any intercreditor agreement approved by the Required Lenders in connection with the issuance by any Loan Party of Permitted Senior Debt and except as otherwise expressly permitted herein or in any other Loan Document, subordinate the Liens granted hereunder or under the other Loan Documents to any other Lien without the written Consent of each Lender;

and, provided further, that (i) no amendment, waiver or Consent shall, unless in writing and signed by the LC Issuer in addition to the Lenders required above, affect the rights or duties of the LC Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or Consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or Consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (iv) no amendment, waiver or Consent shall, unless in writing and signed by the Collateral Agent in addition to the Lenders required above, affect the rights or duties of the Collateral Agent under this Agreement or any other Loan Document, and (v) the Fee Letters may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, (x) no Credit Party that is not a Lender, LC Issuer or Agent under this Agreement and (y) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or Consent hereunder, except that (A) the Commitment of any Defaulting Lender may not be increased or extended and (B) the outstanding Obligations owing to such Defaulting Lender shall not be reduced or forgiven, in each case without the consent of such Defaulting Lender.

If any Lender does not Consent (a “Non-Consenting Lender”) to a proposed amendment, waiver, consent or release with respect to any Loan Document that requires the Consent of each Lender (or with respect to amendments, waivers or consents requiring only the consent of each Lender within a single Tranche, each Lender in such Tranche) and that has been approved by the Required Lenders (or with respect to amendments, waivers or consents requiring only the consent of each Lender within either the Tranche A Facility or the Tranche A-1 Facility, the Tranche A Required Lenders or the Tranche A-1 Required Lenders, respectively), the Lead Borrower may replace such Non-Consenting Lender in accordance with Section 10.13; provided that such amendment, waiver, consent or release can be effected as a result of the assignment contemplated by such Section (together with all other such assignments required by the Lead Borrower to be made pursuant to this paragraph).

10.02 Notices; Effectiveness; Electronic Communications.

(a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier, or electronic communication (subject to clause (b) below) as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i) if to the Loan Parties, the Agents, the LC Issuer or the Swing Line Lender, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and

(ii) if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

(b) Electronic Communications. Notices and other communications to the Lenders and the LC Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the LC Issuer pursuant to Article II if such Lender or the LC Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article II by electronic communication. The Administrative Agent or the Lead Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Agents or any of their Related Parties (collectively, the “Agent Parties”) have any liability to any Loan Party, any Lender, the LC Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Loan Parties’ or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to any Loan Party, any Lender, the LC Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(d) Change of Address, Etc. Each of the Loan Parties, the Agents, the LC Issuer and the Swing Line Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Lead Borrower, the Agents, the LC Issuer and the Swing Line Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws.

(e) Reliance by Agents, LC Issuer and Lenders. The Agents, the LC Issuer and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices, Conversion/Continuation Notices and Swing Line Loan Notices) purportedly given by or on behalf of the Loan Parties even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Loan Parties shall indemnify the Agents, the LC Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Loan Parties. All telephonic notices to and other telephonic communications with the Agents may be recorded by the Agents, and each of the parties hereto hereby consents to such recording.

10.03 No Waiver; Cumulative Remedies. No failure by any Credit Party to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided herein and in the other Loan Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether any Credit Party may have had notice or knowledge of such Default at the time.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 and the Collateral Agent in accordance with the Security Agreement and the other Loan Documents for the benefit of all the Lenders and the LC Issuer; provided, however, that the foregoing shall not prohibit (a) each of the Administrative Agent and the Collateral Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent or Collateral Agent) hereunder and under the other Loan Documents, (b) the LC Issuer or the Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as LC Issuer or Swing Line Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 10.08 (subject to the terms of Section 2.13), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent or Collateral Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent or the Collateral Agent, as the case may be, pursuant to Section 8.02, the Security Agreement or the other Loan Documents and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.14, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

10.04 Expenses; Indemnity; Damage Waiver.

(a) Costs and Expenses. Subject to certain terms contained in the Fee Letters with respect to the parties to such Fee Letters, the Borrowers shall pay all Credit Party Expenses.

(b) Indemnification by the Loan Parties. The Loan Parties shall indemnify the Agents (and any sub-agent thereof), each other Credit Party, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless (on an after tax basis) from, any and all losses, claims, causes of action, damages, liabilities, settlement payments, costs, and related expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by any Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Agents (and any sub-agents thereof) and their Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the LC Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Loan Party or any of its Subsidiaries, or any Environmental Liability related in any way to any Loan Party or any of its Subsidiaries, (iv) any claims of, or amounts paid by any Credit Party to, a Blocked Account Bank or other Person which has entered into a control agreement with any Credit Party hereunder, or (v) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Borrower or any other Loan Party or any of the Loan Parties’ directors, shareholders or creditors, and regardless of whether any Indemnitee is a party thereto, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee.

(c) Reimbursement by Lenders. Without limiting the Lenders’ obligations under Section 9.14 hereof, to the extent that the Loan Parties for any reason fail to indefeasibly pay any amount required under subsection (a) or (b) of this Section 10.04 to be paid by it, each Lender severally agrees to pay to the Agents (or any such sub-agent), the LC Issuer or such Related Party, as the case may be, such Lender’s Overall Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agents (or any such sub-agent) or the LC Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Agents (or any such sub-agent) or LC Issuer in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d).

(d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law, the Loan Parties shall not assert, and hereby waive, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.

(e) Payments. All amounts due under this Section 10.04 shall be payable no later than three (3) Business Days after demand therefor.

(f) Survival. The agreements in this Section 10.04 shall survive the resignation of any Agent, the Swing Line Lender, and the LC Issuer, the assignment of any Commitment or Loan by any Lender, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Secured Obligations.

10.05 Payments Set Aside. To the extent that any payment by or on behalf of the Loan Parties is made to any Credit Party, or any Credit Party exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Credit Party in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and the LC Issuer severally agrees to pay to the Agents upon demand its Pro Rata share of any amount so recovered from or repaid by the Agents, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders and the LC Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Secured Obligations and the termination of this Agreement.

10.06 Successors and Assigns.

(a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder or under any other Loan Document without the prior written Consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of Section 10.06(b), (ii) by way of participation in accordance with the provisions of subsection Section 10.06(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.06(f) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section 10.06 and, to the extent expressly contemplated hereby, the Related Parties of each of the Credit Parties) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Assignments by Lenders. In respect of any Tranche, any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Loans (including for purposes of this Section 10.06(b), participations in LC Obligations and in Swing Line Loans) at the time owing to it under such Tranche; provided that any such assignment by a Tranche A-1 Lender may be made only to Eligible Assignees that are also Tranche A Lenders; provided further that any such assignment (whether by a Tranche A-1 Lender or a Tranche A Lender) shall be subject to the following conditions:

(i) Minimum Amounts.

(A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it under such Tranche or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, no minimum amount need be assigned; and

(B) in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) under such Tranche or, if the Commitment is not then in effect, the principal outstanding balance of the Loans under such Tranche of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 and unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Lead Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) in respect of such Tranche will be treated as a single assignment for purposes of determining whether such minimum amount has been met; and provided further that the Lead Borrower shall in all events be notified of an assignment (regardless of whether a Default or an Event of Default has occurred); and

(C) after giving effect to any such assignment, the aggregate amount of the remaining Commitment (which for this purpose includes Loans outstanding thereunder) under such Tranche or, if the Commitment is not then in effect, the principal outstanding balance of the Loans under such Tranche held by the assigning Lender shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Lead Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).

(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not apply to the Swing Line Lender’s rights and obligations in respect of Swing Line Loans;

(iii) Required Consents. No consent to an assignment by a Lender shall be required for any assignment except to the extent required by subsection (b)(i)(B) and (b)(i)(C) of this Section and, in addition:

(A) the consent of the Lead Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided, however, that the Lead Borrower shall be deemed to have consented if it has not responded within five (5) Business Days following any written request for such consent given pursuant to Section 10.02; and

(B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of any Commitment if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and

(C) the consent of the LC Issuer (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding) unless such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; and

(D) the consent of the Swing Line Lender (such consent not to be unreasonably withheld or delayed) shall be required for any assignment in respect of the assignment of any Tranche A Commitment unless such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund.

(iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500, provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01,

3.04, 3.05, and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment. Upon request, the Borrowers (at their expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.06(d).

(c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and LC Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Loan Parties, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Lead Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice.

(d) Participations. Any Lender may at any time, without the consent of, or notice to, the Loan Parties or the Administrative Agent, sell participations to any Person (other than a natural person or the Loan Parties or any of the Loan Parties’ Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in LC Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Loan Parties, the Agents, the Lenders and the LC Issuer shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any Participant shall agree in writing to comply with all confidentiality obligations set forth in Section 10.07 as if such Participant was a Lender hereunder.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that affects such Participant. Subject to subsection (e) of this Section, the Loan Parties agree that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.06(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.13 as though it were a Lender.

Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. Any such Participant Register shall be available for inspection by the Borrowers at any reasonable time and from time to time upon reasonable prior notice.

(e) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Lead Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01 unless the Lead Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Loan Parties, to comply with Section 3.01(e) as though it were a Lender.

(f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, any central bank or any other funding source; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(g) Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(h) Resignation as LC Issuer or Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitment and Loans pursuant to subsection (b) above, Bank of America may, (i) upon 30 days’ notice to the Lead Borrower and the Lenders, resign as LC Issuer and/or (ii) upon 30 days’ notice to the Lead Borrower, resign as Swing Line Lender. In the event of any such resignation as LC Issuer or Swing Line Lender, the Lead Borrower shall be entitled to appoint from among the Lenders a successor LC Issuer or Swing Line Lender hereunder; provided, however, that no failure by the Lead Borrower to appoint any such successor shall affect the resignation of Bank of America as LC Issuer or Swing Line Lender, as the case may be. If Bank of America resigns as LC Issuer, it shall retain all the rights, powers, privileges and duties of the LC Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as LC Issuer and all LC Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment of a successor LC Issuer and/or Swing Line Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring LC Issuer or Swing Line Lender, as the case may be, and (b) the successor LC Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.

10.07 Treatment of Certain Information; Confidentiality. Each of the Credit Parties agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, attorneys, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any Federal Reserve Bank, any central bank or any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, provided that, if lawful and practicable to do so under the circumstances, the Lead Borrower is given (with reasonable promptness) prior written notice of the request for production of such Information, except for Information provided to regulators in the ordinary course of bank regulatory oversight, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Loan Party and its obligations, (g) with the consent of the Lead Borrower or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to any Credit Party or any of their respective Affiliates on a non-confidential basis from a source other than the Loan Parties.

For purposes of this Section, “Information” means all information received from the Loan Parties or any Subsidiary thereof relating to the Loan Parties or any Subsidiary thereof or their respective businesses, other than any such information that is available to any Credit Party on a non-confidential basis prior to disclosure by the Loan Parties or any Subsidiary thereof, provided that, in the case of information received from any Loan Party or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Each of the Credit Parties acknowledges that (a) the Information may include material non-public information concerning the Loan Parties or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including Federal and state securities Laws.

10.08 Right of Setoff. If an Event of Default shall have occurred and be continuing or if any Lender shall have been served with a trustee process or similar attachment relating to property of a Loan Party, each Lender, the LC Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent or the Required Lenders, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the LC Issuer or any such Affiliate to or for the credit or the account of the Borrowers or any other Loan Party against any and all of the Secured Obligations now or hereafter existing under this Agreement or any other Loan Document to such Lender or the LC Issuer, regardless of the adequacy of the Collateral, and irrespective of whether or not such Lender or the LC Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrowers or such Loan Party may be contingent or unmatured or are owed to a branch or office of such Lender or the LC Issuer different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender, the LC Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the LC Issuer or their respective Affiliates may have. Each Lender and the LC Issuer agrees to notify the Lead Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

10.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrowers. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

10.10 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be as effective as delivery of a manually executed counterpart of this Agreement.

10.11 Survival. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Credit Parties, regardless of any investigation made by any Credit Party or on their behalf and notwithstanding that any Credit Party may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding. Further, the provisions of Sections 3.01, 3.04, 3.05 and 10.04 and Article IX shall survive and remain in full force and effect regardless of the repayment of the Secured Obligations, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof. In connection with the termination of this Agreement and the release and termination of the security interests in the Collateral, the Agents may require such indemnities and collateral security as they shall reasonably deem necessary or appropriate to protect the Credit Parties against (x) loss on account of credits previously applied to the Secured Obligations that may subsequently be reversed or revoked, and (y) any obligations that may thereafter arise with respect to or under Section 10.04 hereof.

10.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.13 Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrowers may, at their sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

(a) the Borrowers shall have paid to the Administrative Agent the assignment fee specified in Section 10.06(b);

(b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and LC Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts);

(c) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; and

(d) such assignment does not conflict with applicable Laws.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply.

10.14 Governing Law; Jurisdiction; Etc.

(a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCEPT FOR THE CONFLICT OF LAWS RULES THEREOF, BUT INCLUDING GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402).

(b) SUBMISSION TO JURISDICTION. EACH LOAN PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH LOAN PARTY AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY CREDIT PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) WAIVER OF VENUE. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN SECTION 10.14(b). EACH LOAN PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e) ACTIONS COMMENCED BY LOAN PARTIES. EACH LOAN PARTY AGREES THAT ANY ACTION COMMENCED BY ANY LOAN PARTY ASSERTING ANY CLAIM OR COUNTERCLAIM ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT SOLELY IN A COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AS THE ADMINISTRATIVE AGENT MAY ELECT IN ITS SOLE DISCRETION AND CONSENTS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS WITH RESPECT TO ANY SUCH ACTION.

10.15 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.15.

10.16 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby, the Loan Parties each acknowledge and agree that: (i) the credit facility provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Loan Parties, on the one hand, and the Credit Parties, on the other hand, and each of the Loan Parties is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, except as otherwise agreed by the Lead Borrower and any Credit Party in writing, each Credit Party is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Loan Parties or any of their respective Affiliates, stockholders, creditors or employees or any other Person; (iii) unless otherwise agreed by the Lead Borrower and any Credit Party in writing, none of the Credit Parties has assumed or will assume an advisory responsibility in favor of the Loan Parties with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether any of the Credit Parties has advised or is currently advising any Loan Party or any of its Affiliates on other matters) and none of the Credit Parties has any obligation to any Loan Party or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (iv) no Credit Party has assumed or will assume an agency responsibility (except as may otherwise be agreed in writing by the Lead Borrower and any Credit Party) or fiduciary responsibility in any Loan Party’s or its Affiliates’ favor with respect to any of the transactions contemplated hereby (including with respect to any amendment, waiver or other modification hereof or of any other Loan Document) or the process leading thereto (irrespective of whether any Credit Party has advised or is currently advising you or your affiliates on other matters); (v) the Credit Parties and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and none of the Credit Parties has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (vi) the Credit Parties have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and each of the Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. Each of the Loan Parties hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against each of the Credit Parties with respect to any breach or alleged breach of agency (except for any agency responsibilities otherwise agreed by the Lead Borrower and any Credit Party in writing) or fiduciary duty.

10.17 USA PATRIOT Act Notice. Each Lender that is subject to the Patriot Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Loan Parties that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the Patriot Act. Each Loan Party is in compliance, in all material respects, with the Patriot Act. No part of the proceeds of the Loans will be used by the Loan Parties, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

10.18 Foreign Assets Control Regulations. Neither of the advance of the Loans nor the use of the proceeds of any thereof will violate the Trading With the Enemy Act (50 U.S.C. § 1 et seq., as amended) (the “Trading With the Enemy Act”) or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) (the “Foreign Assets Control Regulations”) or any enabling legislation or executive order relating thereto (which for the avoidance of doubt shall include, but shall not be limited to (a) Executive Order 13224 of September 21, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) (the “Executive Order”) and (b) the Patriot Act. Furthermore, none of the Borrowers or their Affiliates (a) is or will become a “blocked person” as described in the Executive Order, the Trading With the Enemy Act or the Foreign Assets Control Regulations or (b) engages or will engage in any dealings or transactions, or be otherwise associated, with any such “blocked person” or in any manner violative of any such order.

10.19 Time of the Essence. Time is of the essence of the Loan Documents.

10.20 Press Releases. Subject to prior notification and consent by the Lead Borrower (which consent shall not be unreasonably withheld) to the form of advertising materials to be used from time to time, the Administrative Agent and any Lender shall be permitted to use a Loan Party’s name, product photographs, logo or trademark in any advertising material relating to the financing transactions contemplated by this Agreement. The Administrative Agent or such Lender shall provide a draft of any advertising material to the Lead Borrower for review and comment reasonably prior to the initial publication thereof. The Administrative Agent reserves the right to provide to industry trade organizations information necessary and customary for inclusion in league table measurements.

10.21 Additional Waivers.

(a) The Secured Obligations are the joint and several obligation of each Loan Party. To the fullest extent permitted by applicable Law, the Secured Obligations of each Loan Party shall not be affected by (i) the failure of any Credit Party to assert any claim or demand or to enforce or exercise any right or remedy against any other Loan Party under the provisions of this Agreement, any other Loan Document or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement or any other Loan Document, or (iii) the failure to perfect any security interest in, or the release of, any of the Collateral or other security held by or on behalf of the Collateral Agent or any other Credit Party.

(b) The obligations of each Loan Party shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Secured Obligations after the termination of the Commitments), including any claim of waiver, release, surrender, alteration or compromise of any of the Secured Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Secured Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Loan Party hereunder shall not be discharged or impaired or otherwise affected by the failure of any Agent or any other Credit Party to assert any claim or demand or to enforce any remedy under this Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, any default, failure or delay, willful or otherwise, in the performance of any of the Secured Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Loan Party or that would otherwise operate as a discharge of any Loan Party as a matter of law or equity (other than the indefeasible payment in full in cash of all the Secured Obligations after the termination of the Commitments).

(c) To the fullest extent permitted by applicable Law, each Loan Party waives any defense based on or arising out of any defense of any other Loan Party or the unenforceability of the Secured Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any other Loan Party, other than the indefeasible payment in full in cash of all the Secured Obligations and the termination of the Commitments. The Collateral Agent and the other Credit Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or non-judicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Secured Obligations, make any other accommodation with any other Loan Party, or exercise any other right or remedy available to them against any other Loan Party, without affecting or impairing in any way the liability of any Loan Party hereunder except to the extent that all the Secured Obligations have been indefeasibly paid in full in cash and the Commitments have been terminated. Each Loan Party waives any defense arising out of any such election even though such election operates, pursuant to applicable Law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Loan Party against any other Loan Party, as the case may be, or any security.

(d) Each Borrower is obligated to repay the Obligations as joint and several obligors under this Agreement. Upon payment by any Loan Party of any Secured Obligations, all rights of such Loan Party against any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Secured Obligations and the termination of the Commitments. In addition, any indebtedness of any Loan Party now or hereafter held by any other Loan Party is hereby subordinated in right of payment to the prior indefeasible payment in full of the Secured Obligations and no Loan Party will demand, sue for or otherwise attempt to collect any such indebtedness. If any amount shall erroneously be paid to any Loan Party on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of any Loan Party, such amount shall be held in trust for the benefit of the Credit Parties and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Secured Obligations, whether matured or unmatured, in accordance with the terms of this Agreement and the other Loan Documents. Subject to the foregoing, to the extent that any Borrower shall, under this Agreement as a joint and several obligor, repay any of the Obligations constituting Committed Loans made to another Borrower hereunder or other Secured Obligations incurred directly and primarily by any other Borrower (an “Accommodation Payment”), then the Borrower making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Borrowers in an amount, for each of such other Borrowers, equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Borrower’s Allocable Amount and the denominator of which is the sum of the Allocable Amounts of all of the Borrowers. As of any date of determination, the “Allocable Amount” of each Borrower shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Borrower hereunder without (a) rendering such Borrower “insolvent” within the meaning of Section 101 (31) of the Bankruptcy Code, Section 2 of the Uniform Fraudulent Transfer Act (“UFTA”) or Section 2 of the Uniform Fraudulent Conveyance Act (“UFCA”), (b) leaving such Borrower with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the UFCA, or (c) leaving such Borrower unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA, or Section 5 of the UFCA.

(e) Without limiting the generality of the foregoing, or of any other waiver or other provision set forth in this Agreement, each Loan Party hereby absolutely, knowingly, unconditionally, and expressly waives any and all claim, defense or benefit arising directly or indirectly under any one or more of Sections 2787 to 2855 inclusive of the California Civil Code or any similar law of California.

10.22 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

10.23 Attachments. The exhibits, schedules and annexes attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for the purposes stated herein, except that in the event of any conflict between any of the provisions of such exhibits and the provisions of this Agreement, the provisions of this Agreement shall prevail.

10.24 Copies and Facsimiles. This Agreement and all other documents (including, without limitation, the Loan Documents) which have been or may be hereinafter furnished by any Loan Party to any Agent or any Lender may be reproduced by such Agent or such Lender by any photographic, microfilm, xerographic, digital imaging, or other process. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Any facsimile which bears proof of transmission shall be binding on the party which or on whose behalf such transmission was initiated and likewise so admissible in evidence as if the original of such facsimile had been delivered to the party which or on whose behalf such transmission was received.

10.25 Amendment and Restatement.

Each party hereto (including each Borrower, each Agent and each other Credit Party) hereby agrees that upon the effectiveness of this Agreement, the terms and provisions of the Existing Credit Agreement shall be and hereby are amended and restated in their entirety by the terms and conditions of this Agreement and the terms and provisions of the Existing Credit Agreement, except as otherwise provided in the next paragraph, shall be superseded by this Agreement.

Notwithstanding the amendment and restatement of the Existing Credit Agreement by this Agreement, each Borrower shall continue to be liable to the Administrative Agent and each other Credit Party with respect to agreements on the part of the Borrowers under the Existing Credit Agreement to indemnify and hold harmless the Administrative Agent and each other Credit Party from and against all claims, demands, liabilities, damages, losses, costs, charges and expenses to which the Administrative Agent or such other Credit Party may be subject arising in connection with the Existing Credit Agreement. This Agreement is given as a substitution of, and not as a payment of, the obligations of the Borrowers under the Existing Credit Agreement and is not intended to constitute a novation of the Existing Credit Agreement. Upon the effectiveness of this Agreement all amounts outstanding and owing by Borrowers under the Existing Credit Agreement shall constitute Obligations hereunder and continue to be secured by the Collateral.

By execution of this Agreement all parties hereto agree that (i) each of the “Security Documents” and other “Loan Documents” under the Existing Credit Agreement are hereby either continued in force and effect or amended and restated by the Loan Documents hereunder, as applicable, and (ii) all security interests and liens granted under the “Security Documents” in connection with the Existing Loan Agreement shall continue and secure the Obligations hereunder and the other Loan Documents.

ARTICLE XI

GUARANTY

11.01 Guaranty. Each Guarantor hereby agrees that it is jointly and severally liable for, and, as primary obligor and not merely as surety, and absolutely and unconditionally guarantees to the Lenders the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of the Secured Obligations (collectively the “Guaranteed Obligations”). Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed in whole or in part without notice to or further assent from it, and that it remains bound upon its guarantee notwithstanding any such extension or renewal.

11.02 Guaranty of Payment. This Facility Guaranty is a guaranty of payment and not of collection. Each Guarantor waives any right to require any Agent, any LC Issuer or any Lender to sue any Borrower, any Guarantor, any other guarantor, or any other Person obligated for all or any part of the Guaranteed Obligations (each, an “Obligated Party”), or otherwise to enforce its payment against any collateral securing all or any part of the Guaranteed Obligations.

11.03 No Discharge or Diminishment of Facility Guaranty.

(a) Except as otherwise provided for herein, the obligations of each Guarantor hereunder are unconditional and absolute and not subject to any reduction, limitation, impairment or termination for any reason (other than the Guaranteed Obligations being Fully Satisfied), including: (i) any claim of waiver, release, extension, renewal, settlement, surrender, alteration, or compromise of any of the Guaranteed Obligations, by operation of law or otherwise; (ii) any change in the corporate existence, structure or ownership of any Borrower or any other guarantor of or other Person liable for any of the Guaranteed Obligations; (iii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Obligated Party, or their assets or any resulting release or discharge of any obligation of any Obligated Party; or (iv) the existence of any claim, setoff or other rights which any Guarantor may have at any time against any Obligated Party, any Agent, any LC Issuer, any Lender, or any other Person, whether in connection herewith or in any unrelated transactions.

(b) The obligations of each Guarantor hereunder are not subject to any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, or unenforceability of any of the Guaranteed Obligations or otherwise, or any provision of applicable law or Regulation purporting to prohibit payment by any Obligated Party, of the Guaranteed Obligations or any part thereof.

Further, the obligations of any Guarantor hereunder are not discharged or impaired or otherwise affected by: (i) the failure of any Agent, any LC Issuer or any Lender to assert any claim or demand or to enforce any remedy with respect to all or any part of the Guaranteed Obligations; (ii) any waiver or modification of or supplement to any provision of any agreement relating to the Guaranteed Obligations; (iii) any release, non-perfection, or invalidity of any indirect or direct security for the obligations of each Borrower for all or any part of the Guaranteed Obligations or any obligations of any other guarantor of or other Person liable for any of the Guaranteed Obligations; (iv) any action or failure to act by any Agent, any LC Issuer or any Lender with respect to any collateral securing any part of the Guaranteed Obligations; or (v) any default, failure or delay, willful or otherwise, in the payment or performance of any of the Guaranteed Obligations, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of such Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the Secured Obligations being Fully Satisfied).

11.04 Defenses Waived. To the fullest extent permitted by applicable law, each Guarantor hereby waives any defense based on or arising out of any defense of any Borrower or any Guarantor or the unenforceability of all or any part of the Guaranteed Obligations from any cause, or the cessation from any cause of the liability of any Borrower or any Guarantor, other than the Guaranteed Obligations being Fully Satisfied. Without limiting the generality of the foregoing, each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any Obligated Party, or any other Person. The Agent may, at its election, foreclose on any Collateral held by it by one or more judicial or nonjudicial sales, accept an assignment of any such Collateral in lieu of foreclosure or otherwise act or fail to act with respect to any collateral securing all or a part of the Guaranteed Obligations, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Obligated Party or exercise any other right or remedy available to it against any Obligated Party, without affecting or impairing in any way the liability of such Guarantor under this Facility Guaranty except to the extent the Guaranteed Obligations have been fully and indefeasibly paid in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though that election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against any Obligated Party or any security.

11.05 Rights of Subrogation. No Guarantor will assert any right, claim or cause of action, including, without limitation, a claim of subrogation, contribution or indemnification that it has against any Obligated Party, or any collateral, until the Loan Parties and the Guarantors have fully performed all their obligations to the Agents, the LC Issuers and the Lenders.

11.06 Reinstatement; Stay of Acceleration. If at any time any payment of any portion of the Guaranteed Obligations is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, or reorganization of any Borrower or otherwise, each Guarantor’s obligations under this Facility Guaranty with respect to that payment shall be reinstated at such time as though the payment had not been made. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Borrower, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Guaranteed Obligations shall nonetheless be payable by the Guarantors forthwith on demand by the Lender.

11.07 Information. Each Guarantor assumes all responsibility for being and keeping itself informed of each Borrower’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that each Guarantor assumes and incurs under this Facility Guaranty, and agrees that none of the Agents, any LC Issuer or any Lender shall have any duty to advise any Guarantor of information known to it regarding those circumstances or risks.

11.08 Taxes. All payments of the Guaranteed Obligations will be made by each Guarantor free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if any Guarantor shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) each Agent, Lender or LC Issuer (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions and (iii) such Guarantor shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

11.09 Maximum Liability. The provisions of this Facility Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state, Federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under this Facility Guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of such Guarantor’s liability under this Facility Guaranty, then, notwithstanding any other provision of this Facility Guaranty to the contrary, the amount of such liability shall, without any further action by the Guarantors or the Lenders, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding (such highest amount determined hereunder being the relevant Guarantor’s “Maximum Liability”). This Section 11.09 with respect to the Maximum Liability of each Guarantor is intended solely to preserve the rights of the Lenders to the maximum extent not subject to avoidance under applicable law, and no Guarantor nor any other Person or entity shall have any right or claim under this Section with respect to such Maximum Liability, except to the extent necessary so that the obligations of any Guarantor hereunder shall not be rendered voidable under applicable law. Each Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the Maximum Liability of each Guarantor without impairing this Facility Guaranty or affecting the rights and remedies of the Lenders hereunder, provided, that nothing in this sentence shall be construed to increase any Guarantor’s obligations hereunder beyond its Maximum Liability. Notwithstanding the foregoing, nothing contained in this Agreement (including any provisions of this Article XI to the contrary) shall limit the liability of the Borrowers in respect of all of the Secured Obligations.

11.10 Contribution. In the event any Guarantor (a “Paying Guarantor”) shall make any payment or payments under this Facility Guaranty or shall suffer any loss as a result of any realization upon any collateral granted by it to secure its obligations under this Facility Guaranty, each other Guarantor (each a “Non-Paying Guarantor”) shall contribute to such Paying Guarantor an amount equal to such Non-Paying Guarantor’s “Guarantor Percentage” of such payment or payments made, or losses suffered, by such Paying Guarantor. For purposes of this Article XI, each Non-Paying Guarantor’s “Guarantor Percentage” with respect to any such payment or loss by a Paying Guarantor shall be determined as of the date on which such payment or loss was made by reference to the ratio of (i) such Non-Paying Guarantor’s Maximum Liability as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder) or, if such Non-Paying Guarantor’s Maximum Liability has not been determined, the aggregate amount of all monies received by such Non-Paying Guarantor from any Borrower after the date hereof (whether by loan, capital infusion or by other means) to (ii) the aggregate Maximum Liability of all Guarantors hereunder (including such Paying Guarantor) as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder), or to the extent that a Maximum Liability has not been determined for any Guarantor, the aggregate amount of all monies received by such Guarantors from any Borrower after the date hereof (whether by loan, capital infusion or by other means). Nothing in this provision shall affect any Guarantor’s several liability for the entire amount of the Guaranteed Obligations (up to such Guarantor’s Maximum Liability). Each of the Guarantors covenants and agrees that its right to receive any contribution under this Facility Guaranty from a Non-Paying Guarantor shall be subordinate and junior in right of payment to the Guaranteed Obligations being Fully Satisfied. This provision is for the benefit of all of the Agents, the LC Issuer, the Lenders, the Borrowers and the Guarantors and may be enforced by any one, or more, or all of them in accordance with the terms hereof.

11.11 Liability Cumulative. The liability of each Loan Party as a Guarantor under this Article XI is in addition to and shall be cumulative with all liabilities of each Loan Party to the Agents, the LC Issuer and the Lenders under this Agreement and the other Loan Documents to which such Loan Party is a party or in respect of any obligations or liabilities of the other Loan Parties, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

11.12 Release of Guarantors and Borrowers. Notwithstanding anything in Section 10.01(g) to the contrary, so long as no Event of Default has occurred and is continuing, (i) a Guarantor or a Borrower that is a Subsidiary shall automatically be released from its obligations hereunder, its Facility Guaranty and each other applicable Loan Document upon the consummation of any transaction permitted hereunder as a result of which such Guarantor or Borrower ceases to be a Subsidiary of the Lead Borrower and (ii) if a Guarantor or Borrower is or becomes an Immaterial Subsidiary, and such release would not result in any Immaterial Subsidiary being required pursuant to Section 6.12(d) to become a Loan Party hereunder (except to the extent that on and as of the date of such release, one or more other Immaterial Subsidiaries become Guarantors or Borrowers hereunder and the provisions of Section 6.12(d) are satisfied upon giving effect to all such additions and releases), such Guarantor or Borrower shall be automatically released from its obligations hereunder, its Facility Guaranty and each other applicable Loan Document upon notification thereof from the Lead Borrower to the Agent. In connection with any such release, the Agent shall execute and deliver to any Guarantor or Borrower that is a Subsidiary, at such Guarantor’s or Borrower’s expense, all documents that such Guarantor or Borrower shall reasonably request to evidence termination or release. Any execution and delivery of documents pursuant to the preceding sentence of this Section 11.12 shall be without recourse to or warranty by the Agent.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

LEAD BORROWER:

BARNES & NOBLE, INC.

By:	/s/ Joseph J. Lombardi
Name:	Joseph J. Lombardi
Title:	Chief Financial Officer

BORROWERS:

BARNES & NOBLE COLLEGE BOOKSELLERS, LLC

By:	/s/ Joseph J. Lombardi
Name:	Joseph J. Lombardi
Title:	Senior Vice President

B. DALTON BOOKSELLER, LLC

BARNES & NOBLE BOOKQUEST LLC

BARNES & NOBLE BOOKSELLERS, INC.

BARNES & NOBLE INTERNATIONAL LLC

BARNES & NOBLE MARKETING SERVICES CORP.

BARNES & NOBLE MARKETING SERVICES LLC

BARNES & NOBLE PURCHASING, INC.

BARNES & NOBLE SERVICES, INC.

BARNESANDNOBLE.COM LLC

STERLING PUBLISHING CO., INC.

By:	/s/ Joseph J. Lombardi
Name:	Joseph J. Lombardi
Title:	Chief Financial Officer

Credit Agreement

Signature Page

AGENTS AND LENDERS:

BANK OF AMERICA, N.A., as Administrative Agent and as Collateral Agent

By:	/s/ Andrew Cerussi
Name:	Andrew Cerussi
Title:	Senior Vice President

Credit Agreement

Signature Page

JPMORGAN CHASE BANK, N.A., as Co-Syndication Agent

By:	/s/ Kelly G. Maier
Name:	Kelly G. Maier
Title:	Vice President

Credit Agreement

Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent

By:	/s/ Danielle Baldinelli
Name:	Danielle Baldinelli
Title:	Vice President

Credit Agreement

Signature Page

SUNTRUST BANK, as Co-Documentation Agent

By:	/s/ Nigel Fabien
Name:	Nigel Fabien
Title:	V.P.

Credit Agreement

Signature Page

REGIONS BANK, as Co-Documentation Agent

By:	/s/ Louis Alexander
Name:	Louis Alexander
Title:	Attorney in Fact

Credit Agreement

Signature Page

BANK OF AMERICA, N.A., as a Lender, LC Issuer and Swing Line Lender

By:	/s/ Andrew Cerussi
Name:	Andrew Cerussi
Title:	Senior Vice President

Credit Agreement

Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender and LC Issuer

By:	/s/ Kelly G. Maier
Name:	Kelly G. Maier
Title:	Vice President

Credit Agreement

Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and LC Issuer

By:	/s/ Danielle Baldini
Name:	Danielle Baldini
Title:	Vice President

Credit Agreement

Signature Page

SUNTRUST BANK, as a Lender

By:	/s/ Nigel Fabien
Name:	Nigel Fabien
Title:	V.P.

Credit Agreement

Signature Page

U.S. BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Matthew Kasper
Name:	Matthew Kasper
Title:	Relationship Manager

Credit Agreement

Signature Page

REGIONS BANK, as a Lender

By:	/s/ Louis Alexander
Name:	Louis Alexander
Title:	Attorney in Fact

Credit Agreement

Signature Page

RBS BUSINESS CAPITAL, a division of RBS ASSET FINANCE, INC., a subsidiary of RBS CITIZENS, N.A., as a Lender

By:	/s/ John D. Bobbin
Name:	John D. Bobbin
Title:	Vice President

Credit Agreement

Signature Page

TD BANK, N.A., as a Lender

By:	/s/ Cyntra A. Trani
Name:	Cyntra A. Trani
Title:	Senior Vice President

Credit Agreement

Signature Page

CAPITAL ONE LEVERAGE FINANCE CORP., as a Lender

By:	/s/ Julianne Low
Name:	Julianne Low
Title:	Vice President
Credit Agreement

Signature Page

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ John D. Trott
Name:	John D. Trott
Title:	Vice President

Credit Agreement

Signature Page

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Charles D. Chiodo
Name:	Charles D. Chiodo
Title:	Duly Authorized Signatory

Credit Agreement

Signature Page

CIT BANK, as a Lender

By:	/s/ Daniel Burnett
Name:	Daniel Burnett
Title:	Authorized Signatory

Credit Agreement

Signature Page

COLE TAYLOR BANK, as a Lender

By:	/s/ William A. Stupel
Name:	William A. Stupel
Title:	S.V.P.

Credit Agreement

Signature Page

SIEMENS FINANCIAL SERVICES, INC., as a Lender

By:	/s/ David Kantes
Name:	David Kantes
Title:	Senior Vice President and Chief Risk Officer

Credit Agreement

Signature Page

COMPASS BANK, as a Lender

By:	/s/ Michael Sheff
Name:	Michael Sheff
Title:	S.V.P.

Credit Agreement

Signature Page

SCHEDULE 1.01

TO CREDIT AGREEMENT

Borrowers

1.	B. Dalton Bookseller, LLC

2.	Barnes & Noble BookQuest LLC

3.	Barnes & Noble Booksellers, Inc.

4.	Barnes & Noble College Booksellers, LLC

5.	Barnes & Noble, Inc.

6.	Barnes & Noble International LLC

7.	Barnes & Noble Marketing Services Corp.

8.	Barnes & Noble Marketing Services LLC

9.	Barnes & Noble Purchasing, Inc.

10.	Barnes & Noble Services, Inc.

11.	barnesandnoble.com llc

12.	Sterling Publishing Co., Inc.

SCHEDULE 1.02

TO CREDIT AGREEMENT

Guarantors

NONE

SCHEDULE 1.03

TO CREDIT AGREEMENT

Immaterial Subsidiaries

1.	Barnes & Noble (Shanghai) Information Technology Co., Ltd.

2.	Begin Smart LLC

3.	Chelsea Insurance Company Ltd.

4.	Fictionwise LLC

5.	(***)†

6.	PalmGear, Inc.

7.	Palm Digital Media, Inc.

8.	Pondview Books LLC

9.	SparkNotes LLC

10.	(***)†

11.	Tikatok LLC

12.	West Egg Communications LLC

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

SCHEDULE 1.04

TO CREDIT AGREEMENT

Existing Letters of Credit

Issuing Bank	Applicant	Amount	Number	Beneficiary	Expiration Date
Bank of America	Barnes & Noble, Inc.	3,450,000.00	(***)†	111 Chelsea Commerce LP	11/13/11
Bank of America	Barnes & Noble, Inc,	22,299,615.00	(***)†	Pacific Employers Insurance Company	5/01/11
Bank of America	Barnes & Noble, Inc.	1,014,000.00	(***)†	The Travelers Indemnity Company	5/01/11
Bank of America	Barnes & Noble, Inc.	4,500,000.00	(***)†	The Travelers Indemnity Company	09/22/11
Bank of America	Barnes & Noble, Inc.	250,000.00	(***)†	Constellation New Energy Inc.	09/30/11

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

SCHEDULE 2.01

TO CREDIT AGREEMENT

Commitments and Applicable Percentages

Lender	Tranche A Commitment	Tranche A Applicable Percentage	Tranche A-1 Commitment	Tranche A-1 Applicable Percentage	Overall Applicable Percentage
Bank of America, N.A.	$125,000,000	13.661202186%	$25,000,000	29.411764706%	15.000000000%
JPMorgan Chase Bank, N.A.	$136,525,000	14.920765027%	$13,475,000	15.852941176%	15.000000000%
Wells Fargo Bank, National Association	$135,000,000	14.754098361%	$12,500,000	14.705882353%	14.750000000%
SunTrust Bank	$135,000,000	14.754098361%	$10,000,000	11.764705882%	14.500000000%
Regions Bank	$68,625,000	7.500000000%	$6,375,000	7.500000000%	7.500000000%
RBS Business Capital, a division of RBS Asset Finance, Inc., a subsidiary of RBS Citizens, N.A.	$45,750,000	5.000000000%	$4,250,000	5.000000000%	5.000000000%
CIT Bank	$30,000,000	3.278688525%	$10,000,000	11.764705882%	4.000000000%
TD Bank, N.A.	$40,000,000	4.371584699%	$0	0.000000000%	4.000000000%
U.S. Bank, National Association	$35,000,000	3.825136612%	$0	0.000000000%	3.500000000%
General Electric Capital Corporation	$35,000,000	3.825136612%	$0	0.000000000%	3.500000000%
Siemens Financial Services, Inc.	$35,000,000	3.825136612%	$0	0.000000000%	3.500000000%
PNC Bank, National Association	$32,500,000	3.551912568%	$0	0.000000000%	3.250000000%
Capital One Leverage Finance Corp.	$25,000,000	2.732240437%	$0	0.000000000%	2.500000000%
Compass Bank	$22,875,000	2.500000000%	$2,125,000	2.500000000%	2.500000000%
Cole Taylor Bank	$13,725,000	1.500000000%	$1,275,000	1.500000000%	1.500000000%

Total	$915,000,000	100%	$85,000,000	100%	100%

SCHEDULE 5.01

TO CREDIT AGREEMENT

Loan Parties Organizational Information

Legal Name	Principal Office Address	Type of Entity	State of Formation	Organizational Identification Number/Federal Employer Identification Number
B. Dalton Bookseller, LLC	122 Fifth Avenue, New York, NY 10011	Limited Liability Company	Delaware	3874470 (***)†

Barnes & Noble BookQuest LLC	76 9th Avenue, 9th Floor, New York, NY 10011	Limited Liability Company	Delaware	3546669 (***)†

Barnes & Noble Booksellers, Inc.	122 Fifth Avenue, New York, NY 10011	Corporation	Delaware	2960011 (***)†

Barnes & Noble College Booksellers, LLC	120 Mountain View Boulevard, Basking Ridge, NJ 07920	Limited Liability Company	Delaware	4728167 (***)†

Barnes & Noble, Inc.	122 Fifth Avenue, New York, NY 10011	Corporation	Delaware	2108060 (***)†

Barnes & Noble International LLC	76 9th Avenue, 9th Floor, New York, NY 10011	Limited Liability Company	Delaware	4855510 (***)†

Barnes & Noble Marketing Services Corp.	76 9th Avenue, 9th Floor, New York, NY 10011	Corporation	Florida	P03000100421 (***)†

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

Legal Name	Principal Office Address	Type of Entity	State of Formation	Organizational Identification Number/Federal Employer Identification Number
Barnes & Noble Marketing Services LLC	76 9th Avenue, 9th Floor, New York, NY 10011	Limited Liability Company	Virginia	S327591 - 6 (***)†

Barnes & Noble Purchasing, Inc.	122 Fifth Avenue, New York, NY 10011	Corporation	New York	N/A (***)†

Barnes & Noble Services, Inc.	122 Fifth Avenue, New York, NY 10011	Corporation	New York	N/A (***)†

barnesandnoble.com llc	76 9th Avenue, 9th Floor, New York, NY 10011	Limited Liability Company	Delaware	2960553 (***)†

Sterling Publishing Co., Inc.	387 Park Avenue South, 11th Floor, New York, NY 10016	Corporation	Delaware	3607730 (***)†

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

SCHEDULE 5.05

TO CREDIT AGREEMENT

Supplement to Interim

Financial Statements/Material Indebtedness

1.

Credit Agreement, dated as of September 30, 2009, as amended, among Barnes & Noble, Inc., as Borrower, certain of its subsidiaries, as co-borrowers, Bank of America, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A. and Wells Fargo Capital Finance, LLC, as Co-Syndication Agents, and the other Agents and Lenders parties thereto.[1]

2.	All obligations arising under the Seller Note.

[1]	Commitments to be terminated at closing.

SCHEDULE 5.06

TO CREDIT AGREEMENT

Litigation

In re Initial Public Offering Securities Litigation

The class action lawsuit In re Initial Public Offering Securities Litigation filed in the United States District Court for the Southern District of New York in April 2002 (the Action) named over 1,000 individuals and 300 corporations, including Fatbrain.com, LLC, a former subsidiary of Barnes & Noble.com (Fatbrain), and its former officers and directors. The amended complaints in the Action all allege that the initial public offering registration statements filed by the defendant issuers with the SEC, including the one filed by Fatbrain, were false and misleading because they failed to disclose that the defendant underwriters were receiving excess compensation in the form of profit sharing with certain of its customers and that some of those customers agreed to buy additional shares of the defendant issuers’ common stock in the aftermarket at increasing prices. The amended complaints also allege that the foregoing constitute violations of: (i) Section 11 of the Securities Act of 1933, as amended (Securities Act), by the defendant issuers, the directors and officers signing the related registration statements, and the related underwriters; (ii) Rule 10b-5 promulgated under the Securities Exchange Act of 1934, as amended (Exchange Act), by the same parties; and (iii) the control person provisions of the Securities Act and Exchange Act by certain directors and officers of the defendant issuers. A motion to dismiss by the defendant issuers, including Fatbrain, was denied.

After extensive negotiations among representatives of plaintiffs and defendants, the parties entered into a memorandum of understanding (MOU), outlining a proposed settlement resolving the claims in the Action between plaintiffs and the defendant issuers. Subsequently a settlement agreement was executed between the defendants and plaintiffs in the Action, the terms of which are consistent with the MOU. The settlement agreement was submitted to the court for approval and on February 15, 2005, the judge granted preliminary approval of the settlement.

On December 5, 2006, the federal appeals court for the Second Circuit issued a decision reversing the District Court’s class certification decision in six focus cases. In light of that decision, the District Court stayed all proceedings, including consideration of the settlement. Plaintiffs then filed, in January 2007, a Petition for Rehearing En Banc before the Second Circuit, which was denied in April 2007. On May 30, 2007, plaintiffs moved, before the District Court, to certify a new class. On June 25, 2007, the District Court entered an order terminating the settlement agreement. On October 2, 2008, plaintiffs agreed to withdraw the class certification motion. On October 10, 2008, the District Court signed an order granting the request.

A settlement agreement in principle, subject to court approval, was negotiated among counsel for all of the issuers, plaintiffs, insurers and underwriters and executed by Barnes & Noble. Final court approval of the settlement was granted on October 5, 2009. The District Court has finished entering the judgments approving the settlement in all of the IPO cases, with the last judgment entered on January 22, 2010. Pursuant to the settlement, no settlement payment will be made by the Company. Since that time, various notices of appeal have been filed by certain objectors on an interlocutory basis. Should any of these appeals be successful and the approval of the settlement overturned, the Company intends to vigorously defend this lawsuit.

Minor v. Barnes & Noble Booksellers, Inc. et al.

On May 1, 2009, a purported class action complaint was filed against B&N Booksellers, Inc. (B&N Booksellers) in the Superior Court for the State of California alleging wage payments by instruments in a form that did not comply with the requirements of the California Labor Code, allegedly resulting in impermissible wage payment reductions and calling for imposition of statutory penalties. The complaint also alleges a violation of the California Labor Code’s Private Attorneys General Act and seeks restitution of such allegedly unpaid wages under California’s unfair competition law, and an injunction compelling compliance with the California Labor Code. The complaint alleges two subclasses of 500 and 200 employees, respectively (there may be overlap among the subclasses), but contains no allegations concerning the number of alleged violations or the amount of recovery sought on behalf of the purported class. On June 3, 2009, B&N Booksellers filed an answer denying all claims. Discovery concerning purported class member payroll checks and related information is ongoing. On August 19, 2010, B&N Booksellers filed a motion to dismiss the case for lack of a class representative when the name plaintiff advised she did not wish to continue to serve in that role. On October 15, 2010, the Court issued an order denying B&N Bookseller’s motion to dismiss. The Court further ruled that Ms. Minor could not serve as a class representative. The Court also granted Plaintiff’s Motion to Compel Further Responses to previously-served discovery seeking contact information for the putative class. B&N Booksellers provided that information on October 15, 2010. The previously scheduled Case Management Conference has been continued to January 27, 2011. Plaintiff’s counsel filed an amended complaint on January 26, 2011, adding two new named Plaintiffs, Jacob Allum and Cesar Caminiero. At the Case Management Conference held on January 27, 2011, the Court ordered the parties to complete mediation by May 6, 2011. The parties have agreed upon a mediator, and an all-day mediation session is scheduled for April 11, 2011. At the Case Management Conference, the Court also ordered that, if the matter is not resolved beforehand, the parties must file either a class certification motion or a motion for summary judgment/adjudication (as the parties choose) so that at least one such motion is heard no later than September 2011. The Court will not hear overlapping dispositive motions. The Court set a further Case Management Conference date of June 15, 2011. The parties attended a mediation on April 11, 2011 and reached resolution on all claims in the action. The parties are currently formalizing the settlement agreement and claims process.

In re Barnes & Noble Stockholder Derivative Litigation (Consolidated Cases Formerly Captioned Separately as: Louisiana Municipal Police Employees Retirement System v. Riggio et al.; Southeastern Pennsylvania Transportation Authority v. Riggio et al.; City of Ann Arbor Employees’ Retirement System v. Riggio et al.; Louise Schuman v. Riggio et al. ; Virgin Islands Government Employees’ Retirement System v. Riggio et al.; Electrical Workers Pension Fund, Local 103, I.B.E.W. v. Riggio et al.)

Between August 17, 2009 and August 31, 2009, five putative shareholder derivative complaints were filed in Delaware Chancery Court against the Company’s directors. The complaints generally allege breach of fiduciary duty, waste of corporate assets and unjust enrichment in connection with the Company’s entry into a definitive agreement to purchase Barnes & Noble College Booksellers, which was announced on August 10, 2009 (the

Transaction). The complaints generally seek damages in favor of the Company in an unspecified amount; costs, fees and interest; disgorgement; restitution; and equitable relief, including injunctive relief. On September 1, 2009, the Delaware Chancery Court issued an Order of Consolidation consolidating the five lawsuits (the Consolidated Cases) and directing plaintiffs to file a consolidated amended complaint. In a related development, on August 27, 2009, the Company received a demand pursuant to Delaware General Corporation Law, Section 220, on behalf of the Electrical Workers Pension Fund, Local 103, I.B.E.W., a shareholder, seeking to inspect certain books and records related to the Transaction. The Company provided this shareholder with certain documents, on a confidential basis, in response to its demand. On September 18, 2009, this shareholder filed a shareholder derivative complaint in Delaware Chancery Court against certain of the Company’s directors alleging breach of fiduciary duty and unjust enrichment and seeking to enjoin the consummation of the Transaction. At that time, this shareholder also filed a motion for expedited proceedings. At a hearing held on September 21, 2009, the court denied plaintiff’s request for expedited proceedings. On October 6, 2009, the plaintiffs in the Consolidated Cases filed a motion seeking to consolidate the later-filed sixth case with the Consolidated Cases. Also on October 6, 2009, the plaintiff in the sixth case filed a separate motion seeking to consolidate its case with the Consolidated Cases and appoint it as co-lead plaintiff and to appoint its counsel as co-lead counsel. On November 3, 2009, a Consolidated Complaint was filed in the Consolidated Cases. The Company and defendants sought an extension of their time to answer or otherwise respond to the complaints while the plaintiffs’ respective consolidation motions were pending. On December 11, 2009, the court entered an order consolidating all actions and appointing co-lead counsel for plaintiffs. Plaintiffs designated the Consolidated Complaint filed on November 3, 2009 to be the operative Complaint. The Company and defendants filed motions to dismiss the Consolidated Complaint on January 12, 2010. On January 29, 2010, plaintiffs informed defendants that they would amend their Complaint rather than respond to defendants’ motions to dismiss. Plaintiffs filed an Amended Consolidated Complaint on March 16, 2010. The Company and defendants filed motions to dismiss the Amended Consolidated Complaint on April 30, 2010. Plaintiffs filed their response to the motion to dismiss on June 2, 2010. Oral argument on the motions to dismiss was held on October 21, 2010. Following those arguments, the Court denied the Company’s motion to dismiss, denied in part and granted in part the motion to dismiss filed by Defendants Leonard Riggio, Stephen Riggio and Lawrence Zilavy, and denied in part and granted in part the motion to dismiss filed by the remaining defendants, dismissing all claims asserted against Directors George Campbell, Jr. and Patricia Higgins. Pursuant to the Court’s January 19, 2011 Scheduling Order, all fact and expert discovery must be completed by October 21, 2011, and trial is scheduled to commence on December 12, 2011. Discovery in this matter is proceeding. Mediation is scheduled for May 2, 2011.

Stephen Strugala v. Leonard Riggio, et al.

On December 21, 2010, a complaint was filed in the United States District Court for the Southern District of New York against the Company’s current directors and former directors Lawrence Zilavy and Michael Del Giudice. The complaint is purportedly brought both directly, on behalf of a putative class of shareholders, and derivatively, on behalf of the Company. The complaint generally alleges breaches of fiduciary duties, waste and unjust enrichment in connection with the Company’s acquisition of Barnes & Noble College Booksellers, the adoption of the Shareholder Rights Plan, and other unspecified instances of alleged mismanagement and alleged wrongful conduct. The complaint also generally alleges violations of Section 14(a) of the Securities Exchange Act of 1934 in connection with the issuance of various proxy statements by the Company. The complaint generally seeks declaratory and equitable relief, including injunctive relief, and costs and fees. On January 19, 2011, the Court granted the parties’ Stipulation and Order. On February 18, 2011, the plaintiff filed a Notice of Voluntary Dismissal of Claim, dismissing without prejudice his putative class claim for violations of Section 14(a) of the Securities Exchange Act of 1934. On March 8, 2011, defendants filed a motion to dismiss all claims in the litigation.

Microsoft Corp. v. Barnes & Noble, Inc. et al.

On March 21, 2011, Microsoft Corp. submitted a complaint to the U.S. International Trade Commission (“U.S. ITC”), encaptioned Certain Handheld Electronic Computing Devices, Related Software and Components Thereof, Inv. No. 337-2790, requesting that the U.S. ITC commence an investigation pursuant to Section 337 of the Tariff Act of 1930, as Amended. The complaint alleges that Barnes & Noble, Inc.’s and Barnesandnoble.com LLC’s NOOK™ and NOOK Color™ products infringe certain claims of U.S. Patent Nos. 5,778,372 (the “‘372 patent”), 6,339,780 (the “‘780 patent”), 5,889,522 (the “‘522 patent”), 6,891,551 (the “‘551 patent”), 6,957,233 (the “‘233 patent”) and requests that the U.S. ITC enter a permanent exclusion order with respect to these products. On April 1, 2011 the US ITC published a Notice in the Federal Register soliciting comments on any public interest issues raised by Microsoft Corp’s ITC complaint. Barnes & Noble, Inc. and Barnesandnoble.com LLC submitted comments in an April 7, 2011 letter. On April 25, 2011, the US ITC published the Notice of Investigation in the Federal Register. The parties’ discovery statements are due May 16, 2011, and a telephonic preliminary conference before the Administrative Law Judge is scheduled for June 2, 2011.

On the same day it submitted its complaint to the U.S. ITC, Microsoft also filed a complaint against Barnes & Noble, Inc., Barnesandnoble.com LLC, and a number of other defendants in the United States District Court for the Western District of Washington. This district court complaint also alleges infringement of the same claims of the ‘372, ‘780, ‘522, ‘551, and ‘233 patents by the NOOK™ and NOOK Color™ products. Barnes & Noble, Inc. and Barnesandnoble.com LLC served an answer to the district court complaint on April 25, 2011.

SCHEDULE 5.08(a)(1)

TO CREDIT AGREEMENT

Owned Real Estate

Loan Party	Street Address	County	State
Barnes & Noble, Inc.	2033 Montauk Highway; 2045 Montauk Highway; 2037 Montauk Highway; and 2071 Montauk Highway, Bridgehampton, NY	Suffolk	NY

Barnes & Noble, Inc.	100 Middlesex Center Blvd., Monroe Township, NJ	Middlesex	NJ

Barnes & Noble, Inc.	765 Route 17 South, Paramus, NJ 07652	Bergen	NJ

Barnes & Noble, Inc.	10315 Silverdale Way NW, Silverdale, WA 98383	Kitsap	WA

SCHEDULE 5.08(a)(2)

TO CREDIT AGREEMENT

Leased Real Estate

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble Booksellers, Inc.	630 Old Country Road Space #1110	Garden City	NY	11530	4836- THE RETAIL PROP TRUST	Store

Barnes & Noble Booksellers, Inc.	1424 Union Tpke	New Hyde Park	NY	11040	LAKE SUCCESS S/C	Store

Barnes & Noble Booksellers, Inc.	50 Massachusetts Ave NE	Washington	DC	20002	UNION STATION INVESTCO LLC	Store

Barnes & Noble Booksellers, Inc.	3150 Rosecrans Place	San Diego	CA	92110	SOCO LLC	Store

Barnes & Noble Booksellers, Inc.	8650 Genessee Ave. Ste 230	San Diego	CA	92122	REGENCY CENTERS, LP	Store

Barnes & Noble Booksellers, Inc.	12136 Ventura Blvd.	Studio City	CA	91604	GROVE RANCH LLC	Store

Barnes & Noble Booksellers, Inc.	13400 Maxella	Marina Del Rey	CA	90292	RAR2 VILLA MARINA CENTER CA LLC	Store

Barnes & Noble Booksellers, Inc.	18711 NE Biscayne Blvd	Aventura	FL	33180	AVENTURA FASHION ISLAND L.P.	Store

Barnes & Noble Booksellers, Inc.	8555 East Arapahoe Road	Greenwood Village	CO	80112	ARAPAHOE MARKETPLACE 03 LLC	Store

Barnes & Noble Booksellers, Inc.	240 Route 22 West	Springfield	NJ	07081	WAINWRIGHT RLTY CO LP	Store

Barnes & Noble Booksellers, Inc.	19221 Mack Ave	Grosse Pointe	MI	48236	BT POINTE PLAZA LP	Store

Barnes & Noble Booksellers, Inc.	835 Old York Road	Jenkintown	PA	19046	835 OLD YORK RD. ASSOC	Store

Barnes & Noble Booksellers, Inc.	470 Universal Drive North	North Haven	CT	06473	CENTRO GA NORTH HAVEN CROSSING LLC	Store

Barnes & Noble Booksellers, Inc.	360 Connecticut Ave	Norwalk	CT	06854	197 CONNECTICUT AVE ASSOC	Store

Barnes & Noble Booksellers, Inc.	2900 Peachtree Road NE Suite 310	Atlanta	GA	30305	PEACH RETAIL CENTER	Store

Barnes & Noble Booksellers, Inc.	431 Tarrytown Rd	Greenburgh	NY	10607	CROSSROADS II LLC	Store

Barnes & Noble Booksellers, Inc.	1542 Northern Blvd	Manhasset	NY	11030	C & B REALTY CO	Store

Barnes & Noble Booksellers, Inc.	1991 Sproul Rd	Broomall	PA	19008	FEDERAL REALTY INVESTMENT TRST	Store

Barnes & Noble Booksellers, Inc.	626 106th Ave NE	Bellevue	WA	98004	STERLING REALTY ORG.	Store

Barnes & Noble Booksellers, Inc.	3600 Stevens Creek Blvd	San Jose	CA	95117	MELEYCO PARTNERSHIP	Store

Barnes & Noble Booksellers, Inc.	340 South 500 West	West Bountiful	UT	84087	GATEWAY CROSSING LLC	Store

Barnes & Noble Booksellers, Inc.	10206 SW Washington Square Rd	Tigard	OR	97223	PPR SQUARE TOO, LLC	Store

Barnes & Noble Booksellers, Inc.	7660 Northpoint Parkway Ste 200	Alpharetta	GA	30022	CENTRO WATT OPER. PARTN. 2 LLC	Store

Barnes & Noble Booksellers, Inc.	140 Rockland Plaza	Nanuet	NY	10954	SUPER LLC	Store

Barnes & Noble Booksellers, Inc.	392 State Road Route 6	North Dartmouth	MA	02747	DARTMOUTH MKTPL ASSOC	Store

Barnes & Noble Booksellers, Inc.	1599 South East Rd	Farmington	CT	06032	BNCT QRS 11-57 INC II	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble Booksellers, Inc.	3685 W. Dublin - Granville	Columbus	OH	43235	BERNARD RUBEN	Store

Barnes & Noble Booksellers, Inc.	1091 El Camino Real	Redwood City	CA	94063	REGENCY CENTERS, L.P.	Store

Barnes & Noble Booksellers, Inc.	3910 S.W. Archer Road	Gainesville	FL	32608	S. CLARK BUTLER PROPERTIES LTD	Store

Barnes & Noble Booksellers, Inc.	12835 El Camino Real	San Diego	CA	92130	DEL MAR HIGHLANDS	Store

Barnes & Noble Booksellers, Inc.	11744 Carmel Mountain Road	San Diego	CA	92128	PACIFIC CARMEL MOUNTAIN HOLDING	Store

Barnes & Noble Booksellers, Inc.	1156 Route 46 West	Woodland Park	NJ	07424	LEVCO/ROUTE 46 ASSOC	Store

Barnes & Noble Booksellers, Inc.	7610 Hazard Center Drive #315	San Diego	CA	92108	PRINCIPAL LIFE INS CO	Store

Barnes & Noble Booksellers, Inc.	2289 Broadway	New York	NY	10024	2285 REALTY ASSOC.	Store

Barnes & Noble Booksellers, Inc.	375 Route 10 E	Ledgewood	NJ	07852	ACADIA REALTY L.P.	Store

Barnes & Noble Booksellers, Inc.	17490 Colima Road	Rowland Heights	CA	91748	CENTRO WATT PROPERTY OWNER II	Store

Barnes & Noble Booksellers, Inc.	2501 Tyrone Boulevard	St Petersburg	FL	33710	JWH PROPERTIES, INC.	Store

Barnes & Noble Booksellers, Inc.	150 Granite St	Braintree	MA	02184	BN (MA) QRS 11-58, INC	Store

Barnes & Noble Booksellers, Inc.	4325 Glenwood Ave	Raleigh	NC	27612	CVM HOLDINGS, LLC	Store

Barnes & Noble Booksellers, Inc.	1725 Arden Way	Sacramento	CA	95815	F&M PARTNERSHIP	Store

Barnes & Noble Booksellers, Inc.	3700 Rivertown Parkway Ste. 2058	Grandville	MI	49418	GGP-GRANDVILLE LLC	Store

Barnes & Noble Booksellers, Inc.	2701 Parker Road Bldg A Suite 700	Round Rock	TX	78681	FRONTIER VILLAGE L.P.	Store

Barnes & Noble Booksellers, Inc.	7804 Abercorn Ext. 72	Savannah	GA	31406	OGLETHORPE MALL	Store

Barnes & Noble Booksellers, Inc.	396 Ave of the Americas at 8th Str.	New York	NY	10011	L & M FRIEDLAND	Store

Barnes & Noble Booksellers, Inc.	1600 Gateway Blvd	Fairfield	CA	94533	DEMARTINI / GATEWAY LLC	Store

Barnes & Noble Booksellers, Inc.	3029 State Route 50	Saratoga Springs	NY	12866	INLAND US MANAGEMENT, LLC	Store

Barnes & Noble Booksellers, Inc.	728 North Waukegan Road	Deerfield	IL	60015	KIRBY LIMITED PARTNERSHIP	Store

Barnes & Noble Booksellers, Inc.	2245 Richmond Avenue	Staten Island	NY	10314	EFG & P, LLC	Store

Barnes & Noble Booksellers, Inc.	5132 W. Saginaw Hwy 245	Lansing	MI	48917	LANSING MALL LLC	Store

Barnes & Noble Booksellers, Inc.	4024-C Wards Road	Lynchburg	VA	24502	REA HOOK	Store

Barnes & Noble Booksellers, Inc.	11640 W. Broad Street	Richmond	VA	23233	DEVELOPERS DIVERSIFIED REALTY CORP	Store

Barnes & Noble Booksellers, Inc.	2134 State Highway 35	Holmdel	NJ	07733	HOLMDEL COMMONS LLC	Store

Barnes & Noble Booksellers, Inc.	1256 Galleria Boulevard	Roseville	CA	95678	DONAHUE SCHRIBER ASSET MGMT CORP.	Store

Barnes & Noble Booksellers, Inc.	20600 North Rand Road	Deer Park	IL	60010	ELIZABETH BROPHY KULEMIN TRUST	Store

Barnes & Noble Booksellers, Inc.	4140 W. Jefferson Blvd. Bldg. J	Ft. Wayne	IN	46804	INSTITUTIONAL MALL INVESTORS LLC	Store

Barnes & Noble Booksellers, Inc.	2710 South Green Bay Rd	Racine	WI	53406	SOUTHLAND CENTER INVESTORS LLC	Store

Barnes & Noble Booksellers, Inc.	21001 N. Tatum Blvd. Suite 42	Phoenix	AZ	85050	VESTAR-DRM-OPCO. LLC	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble Booksellers, Inc.	555 12th St NW	Washington	DC	20004	JOHN HANCOCK LIFE INS. CO. USA	Store

Barnes & Noble Booksellers, Inc.	3050 Beeline Road Suite 50	Holland	MI	49424	GEENEN DEKOCK PROPERTIES LLC	Store

Barnes & Noble Booksellers, Inc.	58 South 32nd Street	Camp Hill	PA	17011	CEDAR-CAMP HILL LLC	Store

Barnes & Noble Booksellers, Inc.	2051 N. Federal Highway	Fort Lauderdale	FL	33305	SOUTHERN CENTERS AT FEDERAL,LTD	Store

Barnes & Noble Booksellers, Inc.	3000 Eden Prairie Center	Eden Prairie	MN	55344	EDEN PRAIRIE MALL LLC	Store

Barnes & Noble Booksellers, Inc.	6600 Menaul Blvd NE	Albuquerque	NM	87110	CORONADO CENTER LLC	Store

Barnes & Noble Booksellers, Inc.	2751 Paper Mill Road	Wyomissing	PA	19610	SPRING RIDGE LP	Store

Barnes & Noble Booksellers, Inc.	34904 Emerald Coast Pkwy Suite 118	Destin	FL	32541	CRYSTAL BEACH PLAZA, LLC	Store

Barnes & Noble Booksellers, Inc.	1741 South Willow Street	Manchester	NH	03103	CENTERCORP-TAUNTON LLC	Store

Barnes & Noble Booksellers, Inc.	1400 Glades Rd.	Boca Raton	FL	33431	UNCOMMON, LTD	Store

Barnes & Noble Booksellers, Inc.	4820 Telephone Road	Ventura	CA	93003	VENTURA GATEWAY LLC	Store

Barnes & Noble Booksellers, Inc.	11711 Bandera Rd.	San Antonio	TX	78250	DDR DB SA VENTURES LP	Store

Barnes & Noble Booksellers, Inc.	6100 Topanga Canyon Blvd Suite 1340	Woodland Hills	CA	91367	PROMENADE LP	Store

Barnes & Noble Booksellers, Inc.	1 Levee Way Suite 2127	Newport	KY	41071	NEWPORT ON THE LEVEE LLC	Store

Barnes & Noble Booksellers, Inc.	2601 Preston Rd Unit 1204	Frisco	TX	75034	STONEBRIAR MALL LP	Store

Barnes & Noble Booksellers, Inc.	9850 Brook Road	Glen Allen	VA	23059	DDRTC CREEKS AT VIRGINIA CENTER LLC	Store

Barnes & Noble Booksellers, Inc.	5656 Fairmont Parkway	Pasadena	TX	77505	KIR PASADENA LL L.P.	Store

Barnes & Noble Booksellers, Inc.	110 Conston Avenue	Christiansburg	VA	24073	CENTRO HERITAGE SPRADLIN FARM LLC	Store

Barnes & Noble Booksellers, Inc.	2800 Clarendon Blvd. Suite 500	Arlington	VA	22201	TIAA-CREF	Store

Barnes & Noble Booksellers, Inc.	5701 Beckley Rd.	Battle Creek	MI	49015	5775 BECKLEY RD HOLDINGS	Store

Barnes & Noble Booksellers, Inc.	5141 Peachtree Parkway	Norcross	GA	30092	LA FORUM PEACHTREE I LLC	Store

Barnes & Noble Booksellers, Inc.	1601B West Bank Expressway	Harvey	LA	70058	CENTRE AT WESTBANK LLC	Store

Barnes & Noble Booksellers, Inc.	5604 Bay Street	Emeryville	CA	94608	MADISON BAY STREET LLC	Store

Barnes & Noble Booksellers, Inc.	10269 E. U.S. 36	Avon	IN	46123	AVIANA COMPANY LTD	Store

Barnes & Noble Booksellers, Inc.	2208 Bernadette Drive	Columbia	MO	65203	COLUMBIA MALL LLC	Store

Barnes & Noble Booksellers, Inc.	333 East Grand River Avenue	East Lansing	MI	48823	CITY CENTER PARTNERS LL LLC	Store

Barnes & Noble Booksellers, Inc.	100 West Bridge Street	Homestead	PA	15120	DDRTC WATERFRONT TOWN CENTER LLC	Store

Barnes & Noble Booksellers, Inc.	1317 Lloyd Center	Portland	OR	97232	LC PORTLAND LLC	Store

Barnes & Noble Booksellers, Inc.	1738 North Hill Road	Pickerington	OH	43147	PICKERINGTON PLAZA LP	Store

Barnes & Noble Booksellers, Inc.	7900 Mentor Avenue	Mentor	OH	44060	BN-MENTOR LLC	Store

Barnes & Noble Booksellers, Inc.	1201 12th Street SW Suite 425	Rochester	MN	55902	ROCHESTER MALL LLC	Store

Barnes & Noble Booksellers, Inc.	3111 W. Chandler Blvd #2054	Chandler	AZ	85226	WESTOR COMPANY LL LIMITED	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble Booksellers, Inc.	371 Putnam Pike Suite 330	Smithfield	RI	02917	W/S SMITHFIELD ASSOCIATES LLC	Store

Barnes & Noble Booksellers, Inc.	3485 Tyler Street	Riverside	CA	92503	TYLER MALL LTD PARTNERSHIP	Store

Barnes & Noble Booksellers, Inc.	170 S. Abilene St.	Aurora	CO	80012	WEINGARTEN/MILLER AURORA II LLC	Store

Barnes & Noble Booksellers, Inc.	2498 Oneida Street	Green Bay	WI	54304	PALMETTO INVESTORS LLC	Store

Barnes & Noble Booksellers, Inc.	301 Main Street	Exton	PA	19341	MAIN STREET AT EXTON	Store

Barnes & Noble Booksellers, Inc.	6 North Rio Grande Street	Salt Lake City	UT	84101	INLAND WESTERN SALT LAKE CITY GATEWAY LLC	Store

Barnes & Noble Booksellers, Inc.	335 Russell Street	Hadley	MA	01035	W/S HADLEY PROPERTIES II LLC	Store

Barnes & Noble Booksellers, Inc.	189 Grove Drive Suite K 30	Los Angeles	CA	90036	GFM LLC	Store

Barnes & Noble Booksellers, Inc.	14400 Bear Valley Road Suite 107	Victorville	CA	92392	MACERICH VICTOR VALLEY LLC	Store

Barnes & Noble Booksellers, Inc.	701 E. 120th Avenue	Thornton	CO	80233	WEINGARTEN MILLER THORNCREEK	Store

Barnes & Noble Booksellers, Inc.	769 Iyannough Road	Hyannis	MA	02601	MAYFLOWER CAPE COD LLC	Store

Barnes & Noble Booksellers, Inc.	15455 Emerald Way	Bowie	MD	20716	8149 BOWIE MALL COMPANY LLC	Store

Barnes & Noble Booksellers, Inc.	500 South Main Street	Royal Oak	MI	48067	ROYAL OAK PARTNERS LLC	Store

Barnes & Noble Booksellers, Inc.	1923 West Malvern Avenue	Fullerton	CA	92833	GRANITE AMERIGE LP	Store

Barnes & Noble Booksellers, Inc.	828 West County Road 42	Burnsville	MN	55337	BURNHAVEN SIX LLC	Store

Barnes & Noble Booksellers, Inc.	4600 Commonwealth Center Parkway	Midlothian	VA	23112	DDRTC COMMONWEALTH CENTER II LLC	Store

Barnes & Noble Booksellers, Inc.	1600 Miller Trunk Hwy. #L25	Duluth	MN	55811	SIMON PROPERTY GROUP LP.	Store

Barnes & Noble Booksellers, Inc.	10500 West Forest Hill Blvd.	Wellington	FL	33414	WELLINGTON 2006-C29 LLC	Store

Barnes & Noble Booksellers, Inc.	5555 Whittlesey Blvd. Suite 1800	Columbus	GA	31909	AVR CPC ASSOCIATES, LLC	Store

Barnes & Noble Booksellers, Inc.	3250-302 Gateway Blvd	Prescott	AZ	86303	THE WESTOR COMPANY II LIMITED	Store

Barnes & Noble Booksellers, Inc.	810 West Valley Parkway	Escondido	CA	92025	ESCONDIDO GATEWAY GEN’L PARTNER LLC	Store

Barnes & Noble Booksellers, Inc.	3150 Naglee Road	Tracy	CA	95304	TRACY MALL PARTNERS L.P.	Store

Barnes & Noble Booksellers, Inc.	102 Commons Drive	Geneva	IL	60134	V V2/ GENEVA COMMONS LP	Store

Barnes & Noble Booksellers, Inc.	3235 Washtenaw Ave	Ann Arbor	MI	48104	WASHTENAW AVE BOOKSTORE	Store

Barnes & Noble Booksellers, Inc.	1980 N. Dixie Hwy	Elizabethtown	KY	42701	PARKMALL LLC	Store

Barnes & Noble Booksellers, Inc.	8030 Renaissance Parkway Suite 855	Durham	NC	27713	SOUTHPOINT MALL LLC	Store

Barnes & Noble Booksellers, Inc.	14880 Florence Trail	Apple Valley	MN	55124	PRINCIPAL LIFE INSURANCE CO	Store

Barnes & Noble Booksellers, Inc.	21500 Hawthorne Blvd	Torrance	CA	90503	DEL AMO FASHION CTR OP CO LLC	Store

Barnes & Noble Booksellers, Inc.	7849 North Blackstone Avenue	Fresno	CA	93720	VILLAGIO SHOPPING CENTER, LLC	Store

Barnes & Noble Booksellers, Inc.	6050 El Cerrito Plaza	El Cerrito	CA	94530	MCD-RC CA-EL CERRITO LLC	Store

Barnes & Noble Booksellers, Inc.	1751 Madison Ave	Council Bluffs	IA	51503	MALL OF THE BLUFFS LLC	Store

Barnes & Noble Booksellers, Inc.	800 Boylston Street Suite 179	Boston	MA	02199	BOSTON PROPERTIES LP	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble Booksellers, Inc.	7030 E Greenway Parkway Ste 150	Scottsdale	AZ	85254	KIERLAND GREENWAY LLC	Store

Barnes & Noble Booksellers, Inc.	2825 West Main St	Bozeman	MT	59718	GALLATIN MALL GROUP LLC	Store

Barnes & Noble Booksellers, Inc.	8725 Townley Road	Huntersville	NC	28078	DDRTC BIRKDALE VILLAGE LLC	Store

Barnes & Noble Booksellers, Inc.	4005 N. 10th Street	McAllen	TX	78504	WEINGARTEN NORTHCROSS JV	Store

Barnes & Noble Booksellers, Inc.	7900 W. Sand Lake Road	Orlando	FL	32819	REX V MC PHERSON II	Store

Barnes & Noble Booksellers, Inc.	614 South Meadow	Ithaca	NY	14850	BUFFALO-ITHACA ASSOCIATES I LLC	Store

Barnes & Noble Booksellers, Inc.	2439 Sycamore Road	Dekalb	IL	60115	SYCAMORE CENTER DEKALB LLC	Store

Barnes & Noble Booksellers, Inc.	3400 Rib Mountain Drive	Wausau	WI	54401	CASTLETON INVESTORS LLC	Store

Barnes & Noble Booksellers, Inc.	5959 Triangle Town Blvd Unit 2107	Raleigh	NC	27616	TRIANGLE TOWN CENTER, LLC	Store

Barnes & Noble Booksellers, Inc.	4155 Dowlen Road	Beaumont	TX	77706	CBL ASSOCIATES LLC	Store

Barnes & Noble Booksellers, Inc.	8915 W. Charleston	Las Vegas	NV	89117	CROSSROADSCOMMONS LLC LTD	Store

Barnes & Noble Booksellers, Inc.	3030 Franklin Terrace	Johnson City	TN	37604	HOLROB JOHNSON CITY 1	Store

Barnes & Noble Booksellers, Inc.	72-840 Highway 111 Suite 425	Palm Desert	CA	92260	WEA PALM DESERT LD	Store

Barnes & Noble Booksellers, Inc.	289 Burgess Rd.	Harrisonburg	VA	22801	HARRISONBURG CROSSING LLC, THE	Store

Barnes & Noble Booksellers, Inc.	25 Hazard Ave	Enfield	CT	06082	PARAMOUNT COMMONS AT ENFIELD LLC	Store

Barnes & Noble Booksellers, Inc.	4811 Commercial Drive	New Hartford	NY	13413	TRAWNE LLC	Store

Barnes & Noble Booksellers, Inc.	261 N. 46th Street	Rogers	AR	72756	S.B.C HOPPER LLC	Store

Barnes & Noble Booksellers, Inc.	9938 Mission Gorge Road	Santee	CA	92071	VESTAR/KIMCO SANTEE LP	Store

Barnes & Noble Booksellers, Inc.	12700 S. Illinois Route 59	Plainfield	IL	60544	KENSINGTON CENTER INC	Store

Barnes & Noble Booksellers, Inc.	7157 Plaza Center Drive	West Jordan	UT	84084	JORDAN LANDING PLAZA LLC	Store

Barnes & Noble Booksellers, Inc.	150 Silhavy Road Suite 120	Valparaiso	IN	46383	WISPO, LLC	Store

Barnes & Noble Booksellers, Inc.	2750 Carl T. Jones Parkway Suite 75	Huntsville	AL	35802	JONES FARM SOUTH LLC	Store

Barnes & Noble Booksellers, Inc.	319 Route 202/206	Bridgewater	NJ	08807	SOMERSET CTY SHOPPING CTR	Store

Barnes & Noble Booksellers, Inc.	81 Fortune Drive Suite 123	Irvine	CA	92618	IRVINE CO LLC, THE	Store

Barnes & Noble Booksellers, Inc.	3685 Market Place Blvd	East Point	GA	30344	NAP CAMP CREEK MARKETPLACE LLC	Store

Barnes & Noble Booksellers, Inc.	1758 South Val Vista Drive	Mesa	AZ	85204	VILLAGE SQUARE DANA PARK LLC	Store

Barnes & Noble Booksellers, Inc.	700 S. Telshor Blvd. #1390	Las Cruces	NM	88011	OREC MEDILLA VALLEY MALL MEMBER	Store

Barnes & Noble Booksellers, Inc.	2618 North Salisbury Blvd.	Salisbury	MD	21801	SALISBURY BDB LLC	Store

Barnes & Noble Booksellers, Inc.	1442 Turner-McCall Blvd	Rome	GA	30161	RIVER ROOT PARTNERS LLC	Store

Barnes & Noble Booksellers, Inc.	1446 N. Litchfield Road	Goodyear	AZ	85395	PVPW CORP.	Store

Barnes & Noble Booksellers, Inc.	5249 South State Street	Murray	UT	84107	THE POINTE AT 53RD L C	Store

Barnes & Noble Booksellers, Inc.	17090 Mercantile Blvd.	Noblesville	IN	46060	INLAND SOUTHEAST STONY CREEK LLC	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble Booksellers, Inc.	176-60 Union Turnpike	Fresh Meadows	NY	11366	UTOPIA CENTER ACQUISITION LLC	Store

Barnes & Noble Booksellers, Inc.	20131 Highway 59	Humble	TX	77338	PAN PACIFIC RETAIL PROPERTIES, INC	Store

Barnes & Noble Booksellers, Inc.	2615 Vista Way	Oceanside	CA	92054	PK II EL CAMINO NORTH, LP	Store

Barnes & Noble Booksellers, Inc.	28801 Chagrin Blvd	Woodmere	OH	44122	CHAGRIN RETAIL LLC	Store

Barnes & Noble Booksellers, Inc.	198 Crocker Park Boulevard	Westlake	OH	44145	CROCKER PARK DELAWARE, LLC	Store

Barnes & Noble Booksellers, Inc.	890 Inspiration Drive	Wilmington	NC	28405	MAYFAIRE RETAIL LLC	Store

Barnes & Noble Booksellers, Inc.	3625 Dallas Hwy SW Suite 400	Marietta	GA	30064	CP VENTURE IV HOLDINGS LLC	Store

Barnes & Noble Booksellers, Inc.	1350-B Bald Hill Rd	Warwick	RI	02886	DDRTC CORE RETAIL FUND	Store

Barnes & Noble Booksellers, Inc.	1311 West Main Road	Middletown	RI	02842	DDR SOUTHEAST MIDDLETOWN LLC	Store

Barnes & Noble Booksellers, Inc.	3535 Missouri Blvd.	Jefferson City	MO	65109	WILDWOOD CROSSINGS S C LLC	Store

Barnes & Noble Booksellers, Inc.	55 Parsonage Road	Edison	NJ	08837	SHOPPING CENTER ASSOCIATES	Store

Barnes & Noble Booksellers, Inc.	13995 New Halls Ferry Rd	Florissant	MO	63033	SANSONE CROSS KEYS, LLC	Store

Barnes & Noble Booksellers, Inc.	1720 West Olive Ave	Merced	CA	95348	NF MERCED-LH,LLC /NF MERCED-CONN.	Store

Barnes & Noble Booksellers, Inc.	1819 Reisterstown Rd.	Baltimore	MD	21208	GREENBAUM & ROSE INVESTMENT LP	Store

Barnes & Noble Booksellers, Inc.	270 Buckland Hills Dr. Suite 1024	Manchester	CT	06040	SHOPPES AT BUCKLAND HILLS LLC, THE	Store

Barnes & Noble Booksellers, Inc.	1518 Flammang Drive	Waterloo	IA	50702	PREMIUM PROPERTIES LLC	Store

Barnes & Noble Booksellers, Inc.	6800 Eastman Ave Space F630	Midland	MI	48642	MIDLAND MALL LLC	Store

Barnes & Noble Booksellers, Inc.	9455 Civic Centre Blvd	West Chester	OH	45069	RREEF AMERICA REIT II CORP CCC	Store

Barnes & Noble Booksellers, Inc.	8431 Brier Creek Parkway	Raleigh	NC	27617	BRIER CREEK COMMONS LLC	Store

Barnes & Noble Booksellers, Inc.	541 D Lincoln Street	Worcester	MA	01605	INLAND US MANAGEMENT LLC	Store

Barnes & Noble Booksellers, Inc.	5709 Lone Tree Way	Antioch	CA	94531	CAMDEN VILLAGE LLC	Store

Barnes & Noble Booksellers, Inc.	#1 East Towne Mall	Madison	WI	53704	MADISON / EAST TOWNE LLC	Store

Barnes & Noble Booksellers, Inc.	171 Main St.	Hoover	AL	35244	PATTON CREEK HOLDINGS LLC	Store

Barnes & Noble Booksellers, Inc.	4400 Sergeant Rd Unit 550	Sioux City	IA	51106	SDG MACERICH PROPERTIES LP	Store

Barnes & Noble Booksellers, Inc.	402 Balltown Road	Schenectady	NY	12304	BUFFALO-NISKAYUNA ASSOCIATES, LLC	Store

Barnes & Noble Booksellers, Inc.	6825 Camino Arroyo	Gilroy	CA	95020	LAKHA PROPERTIES-GILROY LLC	Store

Barnes & Noble Booksellers, Inc.	4000 McCain Blvd	N. Little Rock	AR	72116	METROPOLITAN REALTY	Store

Barnes & Noble Booksellers, Inc.	7026 Hwy 6 North	Houston	TX	77095	COPPERFIELD CENTRE LP	Store

Barnes & Noble Booksellers, Inc.	8625 Northwest Prairie View Rd Spac	Kansas City	MO	64153	ZONA ROSA, LLC	Store

Barnes & Noble Booksellers, Inc.	1468 Springhill Mall Blvd	West Dundee	IL	60118	SPRING HILL MALL LLC	Store

Barnes & Noble Booksellers, Inc.	30500 State Hwy 181 Suite 414	Spanish Fort	AL	36527	EASTERN SHORE CENTRE LC, LLC	Store

Barnes & Noble Booksellers, Inc.	451 Altamonte Drive	Altamonte Springs	FL	32701	ALTAMONTE MALL VENTURE	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble Booksellers, Inc.	3000 University Towne Centre Dr.	Morgantown	WV	26501	MOUNTAINEER PROPERTY CO, II LLC	Store

Barnes & Noble Booksellers, Inc.	13131 Ridgedale Drive	Minnetonka	MN	55305	RIDGEHAVEN MALL, INC	Store

Barnes & Noble Booksellers, Inc.	4831 US Hwy 9	Howell	NJ	07731	LANES MILL ASSOCIATES LLC	Store

Barnes & Noble Booksellers, Inc.	1600 Clarkson Road	Chesterfield	MO	63017	CHESTERFIELD OAKS LLC	Store

Barnes & Noble Booksellers, Inc.	2201 I-35 East South Space N01B	Denton	TX	76205	EN PERTIGNUS HOLDING CORP.	Store

Barnes & Noble Booksellers, Inc.	96 Derby Street Suite 300	Hingham	MA	02043	W/S/M HINGHAM PROPERTIES LLC	Store

Barnes & Noble Booksellers, Inc.	701 Lynnhaven Pkwy	Virginia Beach	VA	23452	LYNNHAVEN MALL LLC	Store

Barnes & Noble Booksellers, Inc.	4100 Summit Plaza Drive	Louisville	KY	40241	LOUISVILLE RETAIL COMPANY LLC	Store

Barnes & Noble Booksellers, Inc.	3956 Route 31	Liverpool	NY	13090	INLAND CONTINENTAL PROP MGMT CORP	Store

Barnes & Noble Booksellers, Inc.	175 Falon Lane	Altoona	PA	16602	AVR ALTOONA LP	Store

Barnes & Noble Booksellers, Inc.	1201 Lake Woodlands Dr. #3008	The Woodlands	TX	77381	THE WOODLANDS MALL ASSOCIATES	Store

Barnes & Noble Booksellers, Inc.	27460 Lugonia Ave	Redlands	CA	92374	REDLANDS JOINT VENTURE LLC	Store

Barnes & Noble Booksellers, Inc.	230 Main St	White Plains	NY	10601	LC WHITE PLAINS RETAIL LLC	Store

Barnes & Noble Booksellers, Inc.	700 Mall Circle Drive	Monroeville	PA	15146	CBL/MONROEVILLE LP	Store

Barnes & Noble Booksellers, Inc.	1217 Caroline Street at Moreland Av	Atlanta	GA	30307	BELL EDGEWOOD, LLC	Store

Barnes & Noble Booksellers, Inc.	2470 Tuscany Street Suite 101	Corona	CA	92881	CASTLE&COOKE CORONA CROSNGS II, INC.	Store

Barnes & Noble Booksellers, Inc.	70 Worcester Providence Turnpike #5	Millbury	MA	01527	ROUTE 146 MILLBURY LLC	Store

Barnes & Noble Booksellers, Inc.	4801 Overton Ridge Blvd suite 100	Ft Worth	TX	76132	EXCEL TRUST LP	Store

Barnes & Noble Booksellers, Inc.	1150 El Camino Real Space 277	San Bruno	CA	94066	TANFORAN PARK SHOPPING CENTER LLC	Store

Barnes & Noble Booksellers, Inc.	13719 West Bell Road	Surprise	AZ	85374	SURPRISE MARKETPLACE HOLDINGS, LLC	Store

Barnes & Noble Booksellers, Inc.	4445 Southmont Way	Easton	PA	18045	MORRIS BETHLEHEM ASSOCIATES LP	Store

Barnes & Noble Booksellers, Inc.	2501 West Happy Valley Road Ste 20	Phoenix	AZ	85085	VESTAR ARIZONA XXXI, LLC	Store

Barnes & Noble Booksellers, Inc.	3807 S. Gilbert Rd.	Gilbert	AZ	85296	VESTAR CTC PHASE I, LLC	Store

Barnes & Noble Booksellers, Inc.	95 N. Moorland Road Unit C-1	Brookfield	WI	53005	BROOKFIELD SQUARE JOINT VENTURE	Store

Barnes & Noble Booksellers, Inc.	10280 Midtown Parkway	Jacksonville	FL	32246	4693 SHOPS AT ST. JOHNS, LLC	Store

Barnes & Noble Booksellers, Inc.	1245 Route 300 (Union Ave)	Newburgh	NY	12550	INLAND US MANAGEMENT LLC	Store

Barnes & Noble Booksellers, Inc.	91 Old Country Road	Carle Place	NY	11514	COUNTRY GLEN LLC	Store

Barnes & Noble Booksellers, Inc.	425 Marketplace Boulevard	Hamilton	NJ	08691	JDN REAL ESTATE HAMILTON, LP	Store

Barnes & Noble Booksellers, Inc.	2600 SW Barton St Suite E-1	Seattle	WA	98126	WESTWOOD TOWN CENTER, INC	Store

Barnes & Noble Booksellers, Inc.	101 Jordan Creek Parkway Unit 12170	West Des Moines	IA	50266	GGP-JORDAN CREEK L.L.C	Store

Barnes & Noble Booksellers, Inc.	1125 Woodruff Road Suite 1810	Greenville	SC	29607	SHOPS AT GREENRIDGE LLC	Store

Barnes & Noble Booksellers, Inc.	190 Cedar Sage Drive Unit #BB01	Garland	TX	75040	SIMON PROPERTY GROUP (TEXAS), L.P.	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble Booksellers, Inc.	110 Albany Tpk #305	Canton	CT	06019	W/S PEAK CANTON PROPERTIES LLC	Store

Barnes & Noble Booksellers, Inc.	4610 Merchants Park Circle Suite 52	Collierville	TN	38017	CARRIAGE AVENUE LLC	Store

Barnes & Noble Booksellers, Inc.	401 Newport Center Drive Suite A215	Newport Beach	CA	92660	IRVINE COMPANY, THE	Store

Barnes & Noble Booksellers, Inc.	1177 Ulster Avenue	Kingston	NY	12401	BENDERSON 1985-1 TRUST	Store

Barnes & Noble Booksellers, Inc.	3001 White Bear Ave North Ste 1030	Maplewood	MN	55109	MAPLEWOOD MALL ASSOC. LP	Store

Barnes & Noble Booksellers, Inc.	187 Riverside Square	Hackensack	NJ	07601	RIVERSIDE SQUARE LP	Store

Barnes & Noble Booksellers, Inc.	1070 Ridge Road	Webster	NY	14580	COR HOLT ROAD COMPANY, LLC	Store

Barnes & Noble Booksellers, Inc.	11380 Legacy Ave	Palm Beach Gardens	FL	33410	GLL US RETAIL LP	Store

Barnes & Noble Booksellers, Inc.	5835 Sky Pond Drive	Loveland	CO	80537	G&I IV PROMENADE LLC	Store

Barnes & Noble Booksellers, Inc.	721 Gravois Road	Fenton	MO	63026	PACE-141 ASSOCIATES LLC	Store

Barnes & Noble Booksellers, Inc.	301 South Hills Village	Pittsburgh	PA	15241	SOUTH HILLS VILLAGE ASSOC LP	Store

Barnes & Noble Booksellers, Inc.	555 Fifth Avenue	New York	NY	10017	FIFTH AVENUE & 46TH ST. ASSOC. LP	Store

Barnes & Noble Booksellers, Inc.	421 Mehar Avenue	Fairbanks	AK	99701	CASCADE BLVD. LLC	Store

Barnes & Noble Booksellers, Inc.	1630 Sherman Avenue	Evanston	IL	60201	INLAND AMERICAN RETAIL MGMT, LLC	Store

Barnes & Noble Booksellers, Inc.	320 Mid Rivers Center Drive	St Peters	MO	63376	DIERBERGS FIVE LP	Store

Barnes & Noble Booksellers, Inc.	7851 L. Tysons Corner Center	McLean	VA	22102	TYSON’S CORNER HOLDINGS LLC	Store

Barnes & Noble Booksellers, Inc.	5959 Royal Lane Suite 616	Dallas	TX	75230	PRESTON ROYAL RLTY CO.	Store

Barnes & Noble Booksellers, Inc.	1375 Boston Post Road	Milford	CT	06460	MILFORD CROSSING INVESTORS LLC	Store

Barnes & Noble Booksellers, Inc.	1430 Plaza Place	Southlake	TX	76092	INLAND SOUTHWEST MANAGEMENT LLC	Store

Barnes & Noble Booksellers, Inc.	5183 Montclair Plaza Lane	Montclair	CA	91763	MONTCLAIR PLAZA LLC	Store

Barnes & Noble Booksellers, Inc.	2000 E.Rio Salado Pkwy #1032	Tempe	AZ	85281	VESTAR RW TEMPE MARKETPLACE	Store

Barnes & Noble Booksellers, Inc.	4370 Miller Road Unit E-10	Flint	MI	48507	GENESEE VALLEY PARTNERS,LP	Store

Barnes & Noble Booksellers, Inc.	6300 S. Main Street Suite N101	Aurora	CO	80016	GRANITE SOUTHLANDS TOWN CENTER LLC	Store

Barnes & Noble Booksellers, Inc.	2300 East 17th Street Suite #1101	Idaho Falls	ID	83404	GGPLP LLLC	Store

Barnes & Noble Booksellers, Inc.	2200 Eastridge Loop Space 1420	San Jose	CA	95122	EASTRIDGE SHOPPING CENTER LLC	Store

Barnes & Noble Booksellers, Inc.	3800 State Road 16	La Crosse	WI	54601	PR VALLEY VIEW LP	Store

Barnes & Noble Booksellers, Inc.	1450 Ala Moana Blvd. Suite 1272	Honolulu	HI	96814	GGP ALA MOANA LLC	Store

Barnes & Noble Booksellers, Inc.	3000 East Highland Drive Suite 410	Jonesboro	AR	72401	TURTLE CREEK PARTNERS LLC	Store

Barnes & Noble Booksellers, Inc.	9605 Green Oak Village Place	Green Oak Township	MI	48116	GREEN OAK VILLAGE PLACE I, LLC	Store

Barnes & Noble Booksellers, Inc.	5755 N Bayshore Drive	Glendale	WI	53217	BAYSHORE TOWN CENTER LLC	Store

Barnes & Noble Booksellers, Inc.	3120 Fairlane Drive	Allen Park	MI	48101	GREEN DRIVE LLC	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble Booksellers, Inc.	11025 Carolina Place	Pineville	NC	28134	CAROLINA PLACE LLC	Store

Barnes & Noble Booksellers, Inc.	97 Warren Street	New York	NY	10007	270 GREENWICH STREET ASSOCIATES LLC	Store

Barnes & Noble Booksellers, Inc.	1350 Scenic Highway Suite 100	Snellville	GA	30078	COUSINS PROPERTIES INC	Store

Barnes & Noble Booksellers, Inc.	5500 Buckeystown Pike	Frederick	MD	21703	PR FINANCING LP	Store

Barnes & Noble Booksellers, Inc.	6510 N.Illinois Street	Fairview Heights	IL	62208	SHOPPES @ ST CLAIR CMBS, LLC	Store

Barnes & Noble Booksellers, Inc.	2960 Center Valley Pkwy Ste 742	Center Valley	PA	18034	SAUCON VALLEY LIFESTYLE CENTER LLC	Store

Barnes & Noble Booksellers, Inc.	2540 Futura Pkwy. #135	Plainfield	IN	46168	CB RICHARD ELLIS, INC.	Store

Barnes & Noble Booksellers, Inc.	12000 SE 82nd Avenue	Portland	OR	97086	CLACKAMAS MALL LLC	Store

Barnes & Noble Booksellers, Inc.	7707 Bluebonnet Blvd #100	Baton Rouge	LA	70810	PERKINS ROWE ASSOCIATES, LLC	Store

Barnes & Noble Booksellers, Inc.	1055 Old Camp Road	The Villages	FL	32162	VILLAGES OPERATING COMPANY, THE	Store

Barnes & Noble Booksellers, Inc.	5101 Main Street	Williamsburg	VA	23188	WILLIAMSBURG DEVELOPERS LLC	Store

Barnes & Noble Booksellers, Inc.	12701 Hill Country Blvd Ste O-140	Bee Cave	TX	78738	GALLERIA TEXAS LLC	Store

Barnes & Noble Booksellers, Inc.	5301 Beltline Road Suite 118	Dallas	TX	75254	INLAND AMERICAN DALLAS PRESTONWOOD LP	Store

Barnes & Noble Booksellers, Inc.	3561 N.Freeway Blvd	Sacramento	CA	95834	CLPF-PROMENADE, L.P.	Store

Barnes & Noble Booksellers, Inc.	1850 Adams Street # 404	Mankato	MN	56001	RIVER HILLS MALL LLP	Store

Barnes & Noble Booksellers, Inc.	4100 Deer Creek Suite 100	Highland Village	TX	75077	SHOPS AT HIGHLAND VILLAGE DEV LTD	Store

Barnes & Noble Booksellers, Inc.	3049 Williams Street Ste 219A	Cape Girardeau	MO	63703	CENTRO WEST PARK LLC	Store

Barnes & Noble Booksellers, Inc.	313 Corte Madera Town Center	Corte Madera	CA	94925	770 TAMALPAIS DRIVE, INC	Store

Barnes & Noble Booksellers, Inc.	131 Colonie Center Suite 355	Albany	NY	12205	191 COLONIE LLC	Store

Barnes & Noble Booksellers, Inc.	325 Keawe #101	Lahaina	HI	96761	BILARJO LLC	Store

Barnes & Noble Booksellers, Inc.	16535 Southwest Frwy Suite 4000	Sugar Land	TX	77479	GGP/HOMART II LLC	Store

Barnes & Noble Booksellers, Inc.	150 East 86th Street	New York	NY	10028	VNO 86 LEX LLC	Store

Barnes & Noble Booksellers, Inc.	60 Isham Road	West Hartford	CT	06107	BLUE BACK SQUARE	Store

Barnes & Noble Booksellers, Inc.	401 NE Northgate Way #1100	Seattle	WA	98125	NORTHGATE MALL PARTNERSHIP	Store

Barnes & Noble Booksellers, Inc.	10315 Silverdale Way NW	Silverdale	WA	98383	PPR KITSAP MALL LLC	Store

Barnes & Noble Booksellers, Inc.	2701 David Mcleod Blvd Unit # 1200	Florence	SC	29501	PR MAGNOLIS LLC	Store

Barnes & Noble Booksellers, Inc.	23130 Fashion Drive	Estero	FL	33928	COCONUT POINT TOWN CENTER LLC	Store

Barnes & Noble Booksellers, Inc.	2015 Birch Road Suite 700	Chula Vista	CA	91915	GGP HOMART II LLC	Store

Barnes & Noble Booksellers, Inc.	3125 Waltham Blvd	Burlington	NC	27215	CBL & ASSOCIATES LP	Store

Barnes & Noble Booksellers, Inc.	100 Greyrock Place Suite H009	Stamford	CT	06901	RICH-TAUBMAN ASSOCIATES	Store

Barnes & Noble Booksellers, Inc.	300 The Bridge Street NW	Huntsville	AL	35806	HUNTSVILLE SHORES LLC	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble Booksellers, Inc.	911 Haddonfield Road	Cherry Hill	NJ	08002	CHERRY HILL TOWNE CENTER PARTNERS	Store

Barnes & Noble Booksellers, Inc.	3346 Reed Street	Myrtle Beach	SC	29577	BALDWIN ENTERPRISES INC	Store

Barnes & Noble Booksellers, Inc.	920 N. Milwaukee Avenue	Lincolnshire	IL	60069	GGP LIMITED PARTNERSHIP	Store

Barnes & Noble Booksellers, Inc.	2400 SW 10th Street Ste 15	Minot	ND	58701	MINOT DAKOTA MALL LLC	Store

Barnes & Noble Booksellers, Inc.	2615 Medical Center Pkwy	Murfreesboro	TN	37129	CF MURFREESBORO ASSOCIATES	Store

Barnes & Noble Booksellers, Inc.	4802 Valley View Blvd NW	Roanoke	VA	24012	SEACOAST SHOPPING CENTR	Store

Barnes & Noble Booksellers, Inc.	1800 McFarland Road East Suite 200	Tuscaloosa	AL	35404	CARLYLE TUSCALOOSA I LLC	Store

Barnes & Noble Booksellers, Inc.	1315 E Gladstone Street	Glendora	CA	91740	DIAMOND RIDGE DEVELOPMENT LLC	Store

Barnes & Noble Booksellers, Inc.	342 Newnan Crossing Bypass	Newnan	GA	30265	FOURTH QUARTER PROPERTIES XLI, LLC	Store

Barnes & Noble Booksellers, Inc.	3100 Main St #1400	Maumee	OH	43537	GGP LIMITED PARTNERSHIP	Store

Barnes & Noble Booksellers, Inc.	3625 Grand Ave	Chino Hills	CA	91709	PM REALTY GROUP LP	Store

Barnes & Noble Booksellers, Inc.	4401 Transit Road Suite 800	Buffalo	NY	14221	BENCHMARK-CLARENCE ASSOCIATES LLC	Store

Barnes & Noble Booksellers, Inc.	210 Americana Way	Glendale	CA	91210	AMERICAN AT BRAND LLC	Store

Barnes & Noble Booksellers, Inc.	631 E. Boughton Road Suite 100	Bolingbrook	IL	60440	MANHATTAN MALL CO	Store

Barnes & Noble Booksellers, Inc.	305 West FM 1382, Suite 520	Cedar Hill	TX	75104	UPTOWN VILLAGE AT CEDAR HILL LP	Store

Barnes & Noble Booksellers, Inc.	3701 McKinley Parkway	Buffalo	NY	14219	MCKINLEY MALL LP	Store

Barnes & Noble Booksellers, Inc.	308 Jacksonville Mall	Jacksonville	NC	28546	PREIT ASSOCIATES LP	Store

Barnes & Noble Booksellers, Inc.	7200 Harrison Ste 5	Rockford	IL	61112	CHERRYVALE MALL LLC	Store

Barnes & Noble Booksellers, Inc.	5100 Kilgore Ave	Hampton	VA	23666	PENINSULA TOWN CENTER LLC	Store

Barnes & Noble Booksellers, Inc.	4601 Montgomery Hwy #100	Dothan	AL	36303	INLAND AMERICAN RETAIL MGMT LLC	Store

Barnes & Noble Booksellers, Inc.	3300 Expressway 83 # 1100	McAllen	TX	78501	PALMS CROSSING LP	Store

Barnes & Noble Booksellers, Inc.	300 Indian Lake Blvd Suite 340	Hendersonville	TN	37075	INLAND AMERICAN RETAIL MGMT.LLC	Store

Barnes & Noble Booksellers, Inc.	4201 Coldwater Rd Suite B-01	Fort Wayne	IN	46805	GGP-GLENBROOK LLC	Store

Barnes & Noble Booksellers, Inc.	11500 Midlothian Tnpk Space 440	Richmond	VA	23235	MACERICH PARTNERSHIP LP	Store

Barnes & Noble Booksellers, Inc.	14572 SW 5th St Suite 10140	Pembroke Pines	FL	33027	AD PEMBROKE GARDENS LLC	Store

Barnes & Noble Booksellers, Inc.	4020 Sharon Road	Charlotte	NC	28211	MORRISON PLACE LLC	Store

Barnes & Noble Booksellers, Inc.	1000 Highland Colony Pkwy Ste 3008	Ridgeland	MS	39157	RENA ISSANCE AT COLONY PARK LLC	Store

Barnes & Noble Booksellers, Inc.	1920 N. Rock Road	Wichita	KS	67206	LAHAM CAPITAL GROUP	Store

Barnes & Noble Booksellers, Inc.	4414 SW College Road Ste 500	Ocala	FL	34474	THE OCALA SHOPPES	Store

Barnes & Noble Booksellers, Inc.	2030 W Gray	Houston	TX	77019	WEINGARTEN REALTY INVESTORS	Store

Barnes & Noble Booksellers, Inc.	801 Lehigh Lifestyle Center	Whitehall	PA	18052	MALL AT LEHIGH VALLEY LP	Store

Barnes & Noble Booksellers, Inc.	201 E.Central Expressway	Harker Heights	TX	76548	MARKET HEIGHTS LTD	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble Booksellers, Inc.	600 Smith Haven Mall	Lake Grove	NY	11755	MALL AT SMITH HAVEN LLC	Store

Barnes & Noble Booksellers, Inc.	33 Town Square Boulevard Suite 100	Asheville	NC	28803	TOWN SQUARE WEST	Store

Barnes & Noble Booksellers, Inc.	4000 East Jericho Turnpike	East Northport	NY	11731	FEDERAL REALTY INAVESTMENT TRUST	Store

Barnes & Noble Booksellers, Inc.	1251 US 31 North	Greenwood	IN	46142	GREENWOOD PARK MALL	Store

Barnes & Noble Booksellers, Inc.	410 Peachtree Pkwy	Cumming	GA	30041	COUSINS PROPERTIES INC.	Store

Barnes & Noble Booksellers, Inc.	1720 East Red Cliffs Drive	St. George	UT	84790	GGPLP LLC	Store

Barnes & Noble Booksellers, Inc.	2999 Pearl Street	Boulder	CO	80301	COLUMBIA REGENCY RETAIL PARTNRS LLC	Store

Barnes & Noble Booksellers, Inc.	5080 Riverside Drive	Macon	GA	31210	SHOPPES AT RIVER CROSSING LLC	Store

Barnes & Noble Booksellers, Inc.	3049 Daniels Rd	Winter Garden	FL	34787	COLE OPERATING PARTNERSHIP LP	Store

Barnes & Noble Booksellers, Inc.	11200 Broadway Unit 500	Pearland	TX	77584	CBL & ASSOCIATES LP	Store

Barnes & Noble Booksellers, Inc.	2100 Hamilton Place Boulevard	Chattanooga	TN	37421	HAMILTON PLACE MALL GP	Store

Barnes & Noble Booksellers, Inc.	112 Eisenhower Parkway	Livingston	NJ	07039	LIVINGSTON MALL VENTURE	Store

Barnes & Noble Booksellers, Inc.	3881 S. Cooper St # 2027	Arlington	TX	76015	PARKS AT ARLINGTON LLC	Store

Barnes & Noble Booksellers, Inc.	861 NE Mall Blvd	Hurst	TX	76053	SIMON PROPERTY GROUP TX LP	Store

Barnes & Noble Booksellers, Inc.	1001 Barnes Crossing Rd #104	Tupelo	MS	38804	TUP 130 LLC	Store

Barnes & Noble Booksellers, Inc.	2150 East Williams Field Rd #105	Gilbert	AZ	85295	WESTCOR SANTAN VILLAGE LLC	Store

Barnes & Noble Booksellers, Inc.	28152 Paseo Dr Suite 100	Wesley Chapel	FL	33543	GOODFOREST LLC	Store

Barnes & Noble Booksellers, Inc.	113 West County Center	Des Peres	MO	63131	CBL SUBREIT INC	Store

Barnes & Noble Booksellers, Inc.	300 Neshaminy Mall	Bensalem	PA	19020	NESHAMINY MALL JOINT VENTURE LP	Store

Barnes & Noble Booksellers, Inc.	11323 W 95th Street	Overland Park	KS	66214	OAK PARK MALL LLC	Store

Barnes & Noble Booksellers, Inc.	15900 La Cantera Parkway Bldg 27	San Antonio	TX	78256	LA CANTERA SPECIALTY RETAIL	Store

Barnes & Noble Booksellers, Inc.	1560 Polaris Parkway	Columbus	OH	43240	POLARIS LIFESTYLE CENTER LLC	Store

Barnes & Noble Booksellers, Inc.	3195 28th Street SE Space B116	Grand Rapids	MI	49512	PREIT ASSOCIATES LP	Store

Barnes & Noble Booksellers, Inc.	6501 N Grape RD	Mishawaka	IN	46545	UNIVERSITY PARK MALL LLC	Store

Barnes & Noble Booksellers, Inc.	3450 Wrightsboro Road	Augusta	GA	30909	GGPLP, LLC	Store

Barnes & Noble Booksellers, Inc.	297 Oakbrook Center	Oak Brook	IL	60523	OAKBROOK URBAN VENTURE LP	Store

Barnes & Noble Booksellers, Inc.	180 Route 35	Eatontown	NJ	07724	EATONTOWN MONMOOUTH MALL LLC	Store

Barnes & Noble Booksellers, Inc.	6002 Slide Road Suite B25	Lubbock	TX	79414	MACERICH SOUTH PLAINS LP	Store

Barnes & Noble Booksellers, Inc.	340 Christiana Mall	Newark	DE	19702	CHRISTIANA MALL LLC	Store

Barnes & Noble Booksellers, Inc.	800 Settlers Ridge Center Drive	Pittsburgh	PA	15205	SETTLERS RIDGE	Store

Barnes & Noble Booksellers, Inc.	590 East Golf Road	Schaumburg	IL	60173	INLAND COMMERCIAL PROP MGMT INC	Store

Barnes & Noble Booksellers, Inc.	15 Backus Ave	Danbury	CT	06810	HRE PROPERTIES	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble Booksellers, Inc.	3225 W 69th	Edina	MN	55435	GABBERT & BECK	Store

Barnes & Noble Booksellers, Inc.	3216 West Lake St	Minneapolis	MN	55416	PFAFF CALHOON LLC	Store

Barnes & Noble Booksellers, Inc.	7020 Valley Creek Plaza	Woodbury	MN	55125	WOODBURY VILLAGE S/C	Store

Barnes & Noble Booksellers, Inc.	3280 Tremont Road	Columbus	OH	43221	SCHOTTENSTEIN HOLDING CO.	Store

Barnes & Noble Booksellers, Inc.	15600 NE 8th Ave Suite Q1	Bellevue	WA	98008	TERRANOMICS CROSSRDS	Store

Barnes & Noble Booksellers, Inc.	3748 East 82nd Street	Indianapolis	IN	46240	SKINNER & BROADBENT	Store

Barnes & Noble Booksellers, Inc.	4170 Oakwood Blvd	Hollywood	FL	33020	OAKWOOD PLAZA L.P.	Store

Barnes & Noble Booksellers, Inc.	5150 O Street	Lincoln	NE	68510	TOMAR, INC	Store

Barnes & Noble Booksellers, Inc.	10000 Research Blvd #158	Austin	TX	78759	#4602, SPG ARB ASSOC L.P.	Store

Barnes & Noble Booksellers, Inc.	4600 Barranca Parkway	Irvine	CA	92604	IRVINE COMPANY LLC.	Store

Barnes & Noble Booksellers, Inc.	8871 Ladue Rd.	Ladue	MO	63124	SM PROPERTIES IV, LLC	Store

Barnes & Noble Booksellers, Inc.	5224 Sunrise Highway	Massapequa Park	NY	11762	SUNRISE PROMENADE ASSOC.	Store

Barnes & Noble Booksellers, Inc.	213 N Dale Mabry	Tampa	FL	33609	RMC TAMPA COMMONS LLC	Store

Barnes & Noble Booksellers, Inc.	5405 Touhy Ave	Skokie	IL	60077	DDRTC VILLAGE CROSSING LLC	Store

Barnes & Noble Booksellers, Inc.	960 S Colorado Blvd	Glendale	CO	80246	NATIONAL RETAIL PROPERTIES, INC.	Store

Barnes & Noble Booksellers, Inc.	15 First Street SW	Rochester	MN	55902	DOWELL-ROCHESTER LLC	Store

Barnes & Noble Booksellers, Inc.	735 Haywood Rd	Greenville	SC	29607	MANLY SQUARE INVESTORS	Store

Barnes & Noble Booksellers, Inc.	1035 Emmet St Suite A	Charlottesville	VA	22903	FEDERAL REALTY INVESTMENT TRUST	Store

Barnes & Noble Booksellers, Inc.	10235 N Metro Parkway East	Phoenix	AZ	85051	RD MANAGEMENT CORP-F	Store

Barnes & Noble Booksellers, Inc.	23-80 Bell Blvd.	Bayside	NY	11360	CORD MEYER DEV CO	Store

Barnes & Noble Booksellers, Inc.	111 W Colorado Blvd	Pasadena	CA	91105	OLD TOWN PARTNERS	Store

Barnes & Noble Booksellers, Inc.	801 Nicollet Mall	Minneapolis	MN	55402	MIDWEST REAL ESTATE HOLDINGS LC	Store

Barnes & Noble Booksellers, Inc.	3111 South Veterans Pkwy	Springfield	IL	62704	SWPLAZA I & II LLC	Store

Barnes & Noble Booksellers, Inc.	2201 Preston Rd Suite E	Plano	TX	75093	PRESTON PK PRTNR LTD	Store

Barnes & Noble Booksellers, Inc.	1149 S. Main St.	Walnut Creek	CA	94596	VNO PATSON WALNUT CREEK, LP	Store

Barnes & Noble Booksellers, Inc.	5909 Peach St	Erie	PA	16509	JACOB REALTY #2 LLC	Store

Barnes & Noble Booksellers, Inc.	2675 NE University Village Street	Seattle	WA	98105	UNIVERSITY VILLAGE LP	Store

Barnes & Noble Booksellers, Inc.	420 W 47th Street	Kansas City	MO	64112	J.C. NICHOLS CO	Store

Barnes & Noble Booksellers, Inc.	1201 3rd Street	Santa Monica	CA	90401	1201 THIRD STREET PROMENADE LLC	Store

Barnes & Noble Booksellers, Inc.	8358 S Orange Blossom Tr	Orlando	FL	32809	8350 OBT SOUTH LLC	Store

Barnes & Noble Booksellers, Inc.	3003 W Holcombe Blvd	Houston	TX	77025	VANDERBILT SQUARE INC	Store

Barnes & Noble Booksellers, Inc.	8620 E 71 Street	Tulsa	OK	74133	WP TULSA, LLC	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble Booksellers, Inc.	801 West 15th St Suite E	Plano	TX	75075	PASSCO MANAGEMENT SERVICES LP	Store

Barnes & Noble Booksellers, Inc.	333 Collins Rd NE Bldg 1	Cedar Rapids	IA	52402	DEVELOPERS DIVERSIFIED REALTY	Store

Barnes & Noble Booksellers, Inc.	6134 South Westnedge Ave	Portage	MI	49002	SOUTHLAND MALL LTD	Store

Barnes & Noble Booksellers, Inc.	380 Walt Whitman Road	Huntington Station	NY	11746	FEDERAL REALTY INVESTMENT TRUST	Store

Barnes & Noble Booksellers, Inc.	1701 E Empire	Bloomington	IL	61704	KIZMAY ILLINOIS INC.	Store

Barnes & Noble Booksellers, Inc.	4940 Monroe St	Toledo	OH	43623	SUEMAR REALTY INC	Store

Barnes & Noble Booksellers, Inc.	591 South University Dr	Plantation	FL	33324	NET LEASE REALTY VI,LLC	Store

Barnes & Noble Booksellers, Inc.	4935 South 76th St	Greenfield	WI	53220	SUN LIFE ASSURANCE CO OF CANADA	Store

Barnes & Noble Booksellers, Inc.	122 Brandon Town Center	Brandon	FL	33511	NATIONAL RETAIL PROPERTIES, INC.	Store

Barnes & Noble Booksellers, Inc.	700 4th Street	Santa Rosa	CA	95404	STEVEN LEDSON	Store

Barnes & Noble Booksellers, Inc.	280 Metro Center	Colma	CA	94014	280 METRO LIMTED PARTNERSHIP	Store

Barnes & Noble Booksellers, Inc.	125 S Broadway Route 28	Salem	NH	03079	TMT SALEM PARK PLAZA, INC	Store

Barnes & Noble Booksellers, Inc.	1201 42 St SW	Fargo	ND	58103	GENEVA EXANGE FUND XIX LLC	Store

Barnes & Noble Booksellers, Inc.	300 Andover Park W Ste 200	Tukwila	WA	98188	LA PIANTA L.L.C.	Store

Barnes & Noble Booksellers, Inc.	795 Citadel Drive East	Colorado Springs	CO	80909	ARROWHEAD NET LEASE, LP	Store

Barnes & Noble Booksellers, Inc.	3981 US Hwy 9	Freehold	NJ	07728	NATIONAL RETAIL PROPERTIES, INC.	Store

Barnes & Noble Booksellers, Inc.	4045 S. College	Ft. Collins	CO	80525	THE H BAR FIVE LP	Store

Barnes & Noble Booksellers, Inc.	2100 North Snelling Ave	Roseville	MN	55113	GATEWAY WASHINGTON INC.	Store

Barnes & Noble Booksellers, Inc.	7800 Montgomery Rd	Cincinnati	OH	45236	RRP SYCAMORE LP	Store

Barnes & Noble Booksellers, Inc.	1530 11th Avenue NW	Issaquah	WA	98027	BOOKSTORE PARTNERS INC.	Store

Barnes & Noble Booksellers, Inc.	160 E 54th Street	New York	NY	10022	BP/CG CENTER 1 LLC	Store

Barnes & Noble Booksellers, Inc.	170 Boylston Street	Chestnut Hill	MA	02467	FRANK & WILLIAM LEONE	Store

Barnes & Noble Booksellers, Inc.	55 Old Orchard Center	Skokie	IL	60077	OLD ORCHARD URBAN L.P.	Store

Barnes & Noble Booksellers, Inc.	2080 Ford Parkway	St. Paul	MN	55116	HIGHLAND CROSSING LLC	Store

Barnes & Noble Booksellers, Inc.	4916 South Broadway	Tyler	TX	75703	REIFF & GIVERTZ TEXAS PROP LLC	Store

Barnes & Noble Booksellers, Inc.	330 East 1300 South	Orem	UT	84058	UNIVERSITY CROSSING LLC	Store

Barnes & Noble Booksellers, Inc.	2800 S. Rochester Road	Rochester Hills	MI	48307	BARNES ROCHESTER HILLS LLC	Store

Barnes & Noble Booksellers, Inc.	6800 Orchard Lake Rd	West Bloomfield	MI	48322	ORCHARD BLOOMFIELD PROPERTIES, LLC	Store

Barnes & Noble Booksellers, Inc.	5400 New Hope Commons	Durham	NC	27707	KIR NEW HOPE COMMONS 016 LLC	Store

Barnes & Noble Booksellers, Inc.	5377 Tamiami Trail	Naples	FL	34108	WATERSIDE SHOPS, LLC	Store

Barnes & Noble Booksellers, Inc.	705 Sunland Park Dr	El Paso	TX	79912	Q 10 REALTY MTG & INVESTEMENT CO	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble Booksellers, Inc.	7626 Westheimer	Houston	TX	77063	NATIONAL RETAIL PROPERTIES, LP	Store

Barnes & Noble Booksellers, Inc.	4485 Virginia Beach Blvd	Virginia Beach	VA	23462	HK-VB LLC	Store

Barnes & Noble Booksellers, Inc.	7119 South 1300 East St	Midvale	UT	84047	THE FOURELS INV CO	Store

Barnes & Noble Booksellers, Inc.	23630 Valencia Blvd.	Santa Clarita	CA	91355	LAKHA PROPERTIES - SANTA CLARITA LLC	Store

Barnes & Noble Booksellers, Inc.	12850 Memorial Drive Suite 1600	Houston	TX	77024	TOWN & COUNTRY PARTNERSHIP	Store

Barnes & Noble Booksellers, Inc.	552 Contra Costa Blvd Ste 90	Pleasant Hill	CA	94523	FW CA-PLEASANT HILL SHOPING CTR LLC	Store

Barnes & Noble Booksellers, Inc.	1 Worcester Rd	Framingham	MA	01701	DDR MACQUARI FUND LLC	Store

Barnes & Noble Booksellers, Inc.	3535 US Route 1	Princeton	NJ	08540	TEACHERS INSURANCE ANNUITY ASSOC	Store

Barnes & Noble Booksellers, Inc.	760 SE Maynard	Cary	NC	27511	PEWEE FISH LLC	Store

Barnes & Noble Booksellers, Inc.	17111 Haggerty Rd.	Northville	MI	48167	NORTHVILLE RETAIL CTR JV	Store

Barnes & Noble Booksellers, Inc.	4211 Waialae Avenue	Honolulu	HI	96816	KAHALA CENTER CO	Store

Barnes & Noble Booksellers, Inc.	6326 East Pacific Coast Hwy	Long Beach	CA	90803	MARINA PACIFICA LLC	Store

Barnes & Noble Booksellers, Inc.	1530 Black Lake Blvd SW	Olympia	WA	98502	PK II OLYMPIA WEST CENTER LLC	Store

Barnes & Noble Booksellers, Inc.	7663 Mall Rd	Florence	KY	41042	SUPER, LLC	Store

Barnes & Noble Booksellers, Inc.	50 Barrett Pkwy Ste. 3000	Marietta	GA	30066	DEVELOPERS DIVERSIFIED REALTY CORP	Store

Barnes & Noble Booksellers, Inc.	2325 S Stemmons Fwy Suite 401	Lewisville	TX	75067	GRE VISTA RIDGE LP	Store

Barnes & Noble Booksellers, Inc.	11500 Financial Ctr Pkwy	Little Rock	AR	72211	CBPC PROPERTIES ARKANSAS LLC	Store

Barnes & Noble Booksellers, Inc.	555 Hubbard Ave	Pittsfield	MA	01201	CENTRO BRADLEY BERKSHRE CROSSNG LLC	Store

Barnes & Noble Booksellers, Inc.	3333 Oakview Dr	Omaha	NE	68144	INVESTORS RE TRUST	Store

Barnes & Noble Booksellers, Inc.	1239 A Pole Line Rd East	Twin Falls	ID	83301	MAGIC VALLEY MALL	Store

Barnes & Noble Booksellers, Inc.	200 West Route 70	Marlton	NJ	08053	NATIONAL RETAIL PROPERTIES, INC.	Store

Barnes & Noble Booksellers, Inc.	2415 Soncy Road	Amarillo	TX	79124	SAA PROPERTIES LP	Store

Barnes & Noble Booksellers, Inc.	4751 West 117th Street	Leawood	KS	66211	TOWN CENTER PLAZA L.L.C.	Store

Barnes & Noble Booksellers, Inc.	2450 State Hwy 6	Houston	TX	77077	WEINGART FOUNDATION	Store

Barnes & Noble Booksellers, Inc.	1029 W Bay Area Blvd	Webster	TX	77598	NP/SSP BAYBROOK,LLC	Store

Barnes & Noble Booksellers, Inc.	3040 M Street NW	Washington	DC	20007	VORNADO 3040 M STREET LLC	Store

Barnes & Noble Booksellers, Inc.	1851 Dell Range Blvd	Cheyenne	WY	82009	ESSEX FINANCIAL DERVICES LLC	Store

Barnes & Noble Booksellers, Inc.	33 East 17th Street	New York	NY	10003	17TH STREET ASSOC LP	Store

Barnes & Noble Booksellers, Inc.	894 Marsh St Bldg G	San Luis Obispo	CA	93401	CP DOWNTOWN CENTRE, LLC	Store

Barnes & Noble Booksellers, Inc.	7700 NE 4th Plain Blvd	Vancouver	WA	98662	THE CAFARO NORTHWEST PRTNRSP	Store

Barnes & Noble Booksellers, Inc.	10500 N. 90th Street	Scottsdale	AZ	85258	SCOTTDALE FIESTA RETAIL CENTER LLC	Store

Barnes & Noble Booksellers, Inc.	4099 Meridian St.	Bellingham	WA	98226	GULL INDUSTRIES, INC	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble Booksellers, Inc.	11112 San Jose Boulevard Suite 8	Jacksonville	FL	32223	TLC EQUITIES GP	Store

Barnes & Noble Booksellers, Inc.	6065 NW Loop 410 #185	San Antonio	TX	78238	INGRAM FESTIVAL LP	Store

Barnes & Noble Booksellers, Inc.	2617 West Loop 250 N	Midland	TX	79705	GERSHMAN PROPERTIES LLC	Store

Barnes & Noble Booksellers, Inc.	1612 S. University Dr #401	Fort Worth	TX	76107	UPV CORPORATION	Store

Barnes & Noble Booksellers, Inc.	278-A Harbison Blvd.	Columbia	SC	29212	DDR MDT HARBISON COURT LLC	Store

Barnes & Noble Booksellers, Inc.	1300 East Main Street	Carbondale	IL	62901	H.L.M. PROPERTIES	Store

Barnes & Noble Booksellers, Inc.	624 South Green River Rd	Evansville	IN	47715	EBN LLC	Store

Barnes & Noble Booksellers, Inc.	6100 North May Ave	Oklahoma City	OK	73112	B.D. EDDIE ENTERPRISES,	Store

Barnes & Noble Booksellers, Inc.	720 Hawthorne Center	Vernon Hills	IL	60061	HAWTHORN LP	Store

Barnes & Noble Booksellers, Inc.	4325 24th Avenue	Fort Gratiot	MI	48059	HURON PLAZA	Store

Barnes & Noble Booksellers, Inc.	210 Commerce Blvd	Fairless Hills	PA	19030	OXFORD VALLEY RD ASSOC LP	Store

Barnes & Noble Booksellers, Inc.	1701 Mallory Lane	Brentwood	TN	37027	ACKERMAN MALLORY LLC	Store

Barnes & Noble Booksellers, Inc.	1851 Fountain Drive	Reston	VA	20190	RESTON SPECTRUM LLP	Store

Barnes & Noble Booksellers, Inc.	2418 E Colonial Drive	Orlando	FL	32803	WEINGARTEN NOSTAT, INC	Store

Barnes & Noble Booksellers, Inc.	801 South Hurstbourne Pkwy	Louisville	KY	40222	THE SHOPPES AT PLAINVIEW	Store

Barnes & Noble Booksellers, Inc.	31325 Pacific Highway South	Federal Way	WA	98003	KIR FEDERAL WAY 035, LLC	Store

Barnes & Noble Booksellers, Inc.	465 River Road	Edgewater	NJ	07020	EDGEWATER RETAIL PARTNERS LLC	Store

Barnes & Noble Booksellers, Inc.	4909 W Waco Dr.	Waco	TX	76710	WACO INVESTMENT GROUP	Store

Barnes & Noble Booksellers, Inc.	10850 West Pico Blvd.	Los Angeles	CA	90064	MACERICH WESTSIDE LP	Store

Barnes & Noble Booksellers, Inc.	13751 Tamiami Trail	Ft. Myers	FL	33912	OLP FT MYERS INC	Store

Barnes & Noble Booksellers, Inc.	6260 Seven Corners Center	Falls Church	VA	22044	SAUL SUBSIDIARY I	Store

Barnes & Noble Booksellers, Inc.	70-00 Austin St	Forest Hills	NY	11375	ALLIED AUSTIN LLC	Store

Barnes & Noble Booksellers, Inc.	65 East Market View Dr.	Champaign	IL	61820	OLP CHAMPAIGN INC	Store

Barnes & Noble Booksellers, Inc.	731 N San Fernando Blvd.	Burbank	CA	91502	BURBANK MALL ASSOCIATES, LLC	Store

Barnes & Noble Booksellers, Inc.	9370 Sheridan Blvd	Westminster	CO	80030	CENTRO GA NON-CORE TN LLC	Store

Barnes & Noble Booksellers, Inc.	7433 Mineral Point Road	Madison	WI	53717	MADISON JOINT VENTURE	Store

Barnes & Noble Booksellers, Inc.	4144 North College Avenue	Fayetteville	AR	72703	NORTHWEST VILLAGE LLC	Store

Barnes & Noble Booksellers, Inc.	9618 Watson Rd.	Crestwood	MO	63126	MORNING GLORY LLC	Store

Barnes & Noble Booksellers, Inc.	2621 Plainfield Road	Joliet	IL	60435	INLAND COMMERCIAL PROP MGT	Store

Barnes & Noble Booksellers, Inc.	381 Boardman-Poland Rd	Youngstown	OH	44512	WAOP LLC	Store

Barnes & Noble Booksellers, Inc.	13800 North May Ave	Oklahoma City	OK	73134	HOGAN ENTERPRISES	Store

Barnes & Noble Booksellers, Inc.	6130 SW 17th St	Topeka	KS	66615	WRI OVERTON PARK LLC	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble Booksellers, Inc.	8136 West Bowles Avene	Littleton	CO	80123	CHANSON LLC	Store

Barnes & Noble Booksellers, Inc.	11090 Foothill Blvd	Rancho Cucamonga	CA	91730	BURLINGAME COASTAL LLC	Store

Barnes & Noble Booksellers, Inc.	5705 Johnston St	Lafayette	LA	70503	F & R MANHATTAN DEVELOPMENT LLC	Store

Barnes & Noble Booksellers, Inc.	832 N. Lexington Springmill	Mansfield	OH	44906	MEDFORD STREET REALTY TRUST	Store

Barnes & Noble Booksellers, Inc.	19120 East 39th Street	Independence	MO	64057	COLE/DDR JV INDEPENDENCE LLC	Store

Barnes & Noble Booksellers, Inc.	5500 Grossmont Ctr Dr Suite 331	La Mesa	CA	91942	GROSSMONT SHOPPING CENTER	Store

Barnes & Noble Booksellers, Inc.	1212 Greenbrier Pkwy	Chesapeake	VA	23320	CP VENTURE TWO LLC	Store

Barnes & Noble Booksellers, Inc.	4010 S. Tamiami Tr	Sarasota	FL	34231	DIM VASTGOED / N.V.	Store

Barnes & Noble Booksellers, Inc.	152 Miracle Mile	Coral Gables	FL	33134	MCBRIDE FAMILY L.P.	Store

Barnes & Noble Booksellers, Inc.	1315 North Milwaukee	Boise	ID	83704	SPORTS BOOK LLC	Store

Barnes & Noble Booksellers, Inc.	2813 East 3rd St.	Bloomington	IN	47408	HAUCK HOLDINGS ALEXANDRIA, LLC	Store

Barnes & Noble Booksellers, Inc.	9 Market Place Dr	Augusta	ME	04330	TOWNSEND RD ASSOC L.P.	Store

Barnes & Noble Booksellers, Inc.	7881 Edinger Ave. #110	Huntington Beach	CA	92647	BELLA TERRA ASSOCIATES LLC	Store

Barnes & Noble Booksellers, Inc.	9521 Viscount	El Paso	TX	79925	OLP EL PASO ILP	Store

Barnes & Noble Booksellers, Inc.	567 North Stephanie	Henderson	NV	89014	HARSCH INVESTMENT PROPERTIES	Store

Barnes & Noble Booksellers, Inc.	7685 West Bell Road	Peoria	AZ	85382	DDRA ARROWHEAD CROSSING LLC	Store

Barnes & Noble Booksellers, Inc.	7 Holyoke Street	Holyoke	MA	01040	HOLYOKE CROSSING LP	Store

Barnes & Noble Booksellers, Inc.	18300 NW Evergreen Pkwy	Beaverton	OR	97006	DDRA TANASBOURNE TOWN CENTER LLC	Store

Barnes & Noble Booksellers, Inc.	8040 Wedgewood Lane	Maple Grove	MN	55369	DDRA MAPLE GROVE CROSSING LLC	Store

Barnes & Noble Booksellers, Inc.	4801 Bethesda Avenue	Bethesda	MD	20814	FEDERAL REALTY-BETHESDA	Store

Barnes & Noble Booksellers, Inc.	160 S. Westlake Blvd.	Thousand Oaks	CA	91362	WESTLAKE PROMENADE LLC	Store

Barnes & Noble Booksellers, Inc.	1875 S. Bascom Avenue Ste 240	Campbell	CA	95008	EOP OPERATING LTD. PARTNERSHIP	Store

Barnes & Noble Booksellers, Inc.	1680 Campbell Lane	Bowling Green	KY	42104	A KRAUSE-GEN PARTNER	Store

Barnes & Noble Booksellers, Inc.	1720 N. Jantzen Beach	Portland	OR	97217	JANTZEN DYNAMIC CORP	Store

Barnes & Noble Booksellers, Inc.	8374 S. Willow Street	Lone Tree	CO	80124	MEADOWS MANAGER 05, LLC	Store

Barnes & Noble Booksellers, Inc.	819 W 32nd Street	Yuma	AZ	85364	BOEHNER & COMPANY LLC	Store

Barnes & Noble Booksellers, Inc.	701 S. Capital of Texas Hwy.#P860	Austin	TX	78746	WESTLAKE RETAIL LTD PARTNERSHP	Store

Barnes & Noble Booksellers, Inc.	1489 W.O. Ezell Blvd	Spartanburg	SC	29301	BISHA	Store

Barnes & Noble Booksellers, Inc.	1925 Hampton Inn Court	Winston-Salem	NC	27103	MARILYN K SIMON MARITAL TRUST	Store

Barnes & Noble Booksellers, Inc.	1900 W International Spdway	Daytona Beach	FL	32114	CONSOLIDATED TOMOKA LAND CO	Store

Barnes & Noble Booksellers, Inc.	12089 Rockville Pike	Rockville	MD	20852	BVS MONTROSE LLC	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble Booksellers, Inc.	530 S 24th Street West	Billings	MT	59102	BONNEVILLE MORTGAGE COMPANY	Store

Barnes & Noble Booksellers, Inc.	11802 N. Dale Mabry Highway	Tampa	FL	33618	REALTY INCOME CORPORATION	Store

Barnes & Noble Booksellers, Inc.	3721 Veterans Boulevard	Metairie	LA	70002	MR. AND MRS. FRANK SIMONE	Store

Barnes & Noble Booksellers, Inc.	1577 North State Route 50	Bourbonnais	IL	60914	RAVENSWOOD INDUSTRIAL BLDG LLC	Store

Barnes & Noble Booksellers, Inc.	1400 Biddle Road	Medford	OR	97501	BAUM PROPERTIES LLC	Store

Barnes & Noble Booksellers, Inc.	2191 N Rainbow Blvd.	Las Vegas	NV	89108	PK I RAINBOW PROMENADE LLC	Store

Barnes & Noble Booksellers, Inc.	12170 Jefferson Avenue	Newport News	VA	23602	OCEAN FRONT III	Store

Barnes & Noble Booksellers, Inc.	901 B South Coast Drive Ste 150	Costa Mesa	CA	92626	METRO POINTE RETAIL ASSOC. II LP	Store

Barnes & Noble Booksellers, Inc.	3040 Evans Street	Greenville	NC	27834	CENTRO HERITAGE UC GREENVILLE LLC	Store

Barnes & Noble Booksellers, Inc.	102 Dorset Street	S. Burlington	VT	05403	TEKRAM PARTNERS, L.P.	Store

Barnes & Noble Booksellers, Inc.	2619 Miamisburg-Centerville Rd	Dayton	OH	45459	NATIONAL RETAIL PROPERTIES, INC	Store

Barnes & Noble Booksellers, Inc.	5001 N. Big Hollow Road	Peoria	IL	61615	GHSC L.P.	Store

Barnes & Noble Booksellers, Inc.	2640 N. Reserve Street	Missoula	MT	59808	GATEWAY L.P.	Store

Barnes & Noble Booksellers, Inc.	1441 West Webster Avenue	Chicago	IL	60614	WEBSTER PLACE SEC, LLC	Store

Barnes & Noble Booksellers, Inc.	4847 East Ray Road	Phoenix	AZ	85044	DDRA AHWATUKEE FOOTHILLS LLC	Store

Barnes & Noble Booksellers, Inc.	102 Park Avenue	Willow Grove	PA	19090	JOHN AND SONS LLC	Store

Barnes & Noble Booksellers, Inc.	1600 Saratoga Avenue	San Jose	CA	95129	FR WESTGATE MALL LLC	Store

Barnes & Noble Booksellers, Inc.	200 East Northern Lights Blvd	Anchorage	AK	99503	NATIONAL MORTGAGE CO	Store

Barnes & Noble Booksellers, Inc.	1040 N. El Camino Real Drive	Encinitas	CA	92024	ENCINITAS TOWN CTR ASSOCIATES LLC	Store

Barnes & Noble Booksellers, Inc.	710 County Highway 10 NE	Blaine	MN	55434	NORTHCOURT COMMONS RETAIL LLC	Store

Barnes & Noble Booksellers, Inc.	401 Commerce Street	Fort Worth	TX	76102	SUNDANCE EAST PARTNERS LP	Store

Barnes & Noble Booksellers, Inc.	3349 Monroe Avenue	Rochester	NY	14618	PITTSFORD PLAZA CO.	Store

Barnes & Noble Booksellers, Inc.	235 Daniel Webster Hwy	Nashua	NH	03060	GREEN RIDGE VENTURES INC	Store

Barnes & Noble Booksellers, Inc.	12405 N Kendall Drive	Miami	FL	33186	ELMOR ASSOCIATES LTD	Store

Barnes & Noble Booksellers, Inc.	2790 University Drive	Coral Springs	FL	33065	UNIVERSITY CENTRE WEST LTD	Store

Barnes & Noble Booksellers, Inc.	2952 Cobb Pkwy.	Atlanta	GA	30339	JES COBB PARKWAY, LLC	Store

Barnes & Noble Booksellers, Inc.	3102 Northline Avenue	Greensboro	NC	27408	CBL-TRS JOINT VENTURE LLC	Store

Barnes & Noble Booksellers, Inc.	1930 U.S. 1 South	St. Augustine	FL	32086	RETAIL STRATGIES	Store

Barnes & Noble Booksellers, Inc.	1311 Nixon Drive	Moorestown	NJ	08057	EGS IV, INC	Store

Barnes & Noble Booksellers, Inc.	444A Broadway	Saugus	MA	01906	RREEF AMERICA REIT II CORP. VVVV	Store

Barnes & Noble Booksellers, Inc.	321 NW Loop 410 #104	San Antonio	TX	78216	BB-FONDS INTL 1, USA LP	Store

Barnes & Noble Booksellers, Inc.	44 Brick Plaza	Brick	NJ	08723	FEDERAL REALTY INVESTMENT	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble Booksellers, Inc.	7325 N. LaCholla Blvd. Ste 100	Tucson	AZ	85741	J FOOTHILLS LLC	Store

Barnes & Noble Booksellers, Inc.	3501 McHenry Avenue Suite E	Modesto	CA	95356	PROMENADE MODESTO, LLC	Store

Barnes & Noble Booksellers, Inc.	906 Mall Loop Road	High Point	NC	27262	HIGH POINT DEVELOPMENT LP II	Store

Barnes & Noble Booksellers, Inc.	540 Ed Noble Parkway	Norman	OK	73072	GEMINI PROPERTY MANAGEMENT LLC	Store

Barnes & Noble Booksellers, Inc.	5275 Harvey Street	Muskegon	MI	49444	RAMCO LAKESHORE LLC	Store

Barnes & Noble Booksellers, Inc.	9891 Waterstone Blvd	Cincinnati	OH	45249	WATERSTONE ASSOC. LTD	Store

Barnes & Noble Booksellers, Inc.	2323 Sagamore Parkway South	Lafayette	IN	47905	2311 SIMON PROPERTY GROUP LP	Store

Barnes & Noble Booksellers, Inc.	10180 S. State Street	Sandy	UT	84070	MACERICH SOUTH TOWNE L.P.	Store

Barnes & Noble Booksellers, Inc.	3327 Pineville-Matthews Road	Charlotte	NC	28226	ARBORETUM RETAIL LLC	Store

Barnes & Noble Booksellers, Inc.	11820 Pines Blvd	Pembroke Pines	FL	33026	PRUDENTIAL INS.CO OFAMERICA,THE	Store

Barnes & Noble Booksellers, Inc.	2031 Dr Martin Luther King Pkwy	Chico	CA	95928	CHICO CROSSROADS LP	Store

Barnes & Noble Booksellers, Inc.	3001 NW Federal Highway	Jensen Beach	FL	34957	RLV TREASURE COAST LP	Store

Barnes & Noble Booksellers, Inc.	620 Marketplace Drive	Bel Air	MD	21014	INLAND US MANAGEMENT LLC.	Store

Barnes & Noble Booksellers, Inc.	5129 Blanche D Moore Drive	Corpus Christi	TX	78411	NORTH FIRST STREET PROP.	Store

Barnes & Noble Booksellers, Inc.	1000 Cranberry Sq Dr.	Cranberry Township	PA	16066	INLAND WESTERN CRANBERRY DIST	Store

Barnes & Noble Booksellers, Inc.	1291 Promenade Place	Eagan	MN	55121	DDRA EAGAN PROMENADE LLC	Store

Barnes & Noble Booksellers, Inc.	2774 N Germantown Parkway	Memphis	TN	38133	NET LEASE INST. REALTY LP	Store

Barnes & Noble Booksellers, Inc.	13712 Jamboree Road	Irvine	CA	92602	IRVINE COMPANY LLC	Store

Barnes & Noble Booksellers, Inc.	8021 E. Kellogg Avenue	Wichita	KS	67207	TMC EASTGATE LLC	Store

Barnes & Noble Booksellers, Inc.	821 County Road 64	Elmira	NY	14903	DEVELOPERS DIVERSIFIELD REALTY	Store

Barnes & Noble Booksellers, Inc.	365 Benner Pike	State College	PA	16801	HAUCK HOLDINGS ALEXANDRIA LLC.	Store

Barnes & Noble Booksellers, Inc.	270 Hartford Avenue	Bellingham	MA	02019	BELLINGHAM VENTURE L.P.	Store

Barnes & Noble Booksellers, Inc.	14165 Hall Road	Shelby Township	MI	48315	SHELBY TOWN CENTER I LLC	Store

Barnes & Noble Booksellers, Inc.	4300 Montgomery Road	Ellicott City	MD	21043	CH REALTY III /LONG GATE LLC	Store

Barnes & Noble Booksellers, Inc.	5711 Main Street SW	Lakewood	WA	98499	INLAND US MANAGEMENT, LLC	Store

Barnes & Noble Booksellers, Inc.	1955 W. New Haven	West Melbourne	FL	32904	PELLONI DEVELOPMENT CORP	Store

Barnes & Noble Booksellers, Inc.	7400 Dodge Street Suite #325	Omaha	NE	68114	FRANK R KREJCL	Store

Barnes & Noble Booksellers, Inc.	2590 CitiPlace Court	Baton Rouge	LA	70808	TRIBUTE REAL ESTATE LLC	Store

Barnes & Noble Booksellers, Inc.	8029 Kingston Pike	Knoxville	TN	37919	BSM SUBURBAN PLAZA LLC	Store

Barnes & Noble Booksellers, Inc.	4300 North Freeway	Pueblo	CO	81008	EAGLERIDGE ASSOCIATES LLC	Store

Barnes & Noble Booksellers, Inc.	3311 Tittabawassee Road	Saginaw	MI	48604	WEST VALLEY LLC	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble Booksellers, Inc.	3701-A Ellison Drive NW	Albuquerque	NM	87114	MISSION APARTMENT HOLDINGS LP	Store

Barnes & Noble Booksellers, Inc.	2205 Pleasant Hill Rd. Ste 100	Duluth	GA	30096	INLAND AMERICAN RETAIL MGMT LLC	Store

Barnes & Noble Booksellers, Inc.	780 E. Merritt Island Causeway	Merritt Island	FL	32952	MERRITT SQ. MARKET PLACE ASSOC LTD	Store

Barnes & Noble Booksellers, Inc.	5231 East 41st Street	Tulsa	OK	74135	SOUTHROADS LLC	Store

Barnes & Noble Booksellers, Inc.	120 Perimeter Center West Ste 300	Atlanta	GA	30346	DALTEX PERIMETER INC	Store

Barnes & Noble Booksellers, Inc.	5303 FM 1960 West	Houston	TX	77069	WRI HR VENTURE PROPERTIES I LLC	Store

Barnes & Noble Booksellers, Inc.	330 Greece Ridge Center Drive	Rochester	NY	14626	ROCHESTER MALLS LLC	Store

Barnes & Noble Booksellers, Inc.	2415 N Monroe Street	Tallahassee	FL	32303	FMP TALLAHASSEE LLC	Store

Barnes & Noble Booksellers, Inc.	1805 Walnut Street	Philadelphia	PA	19103	1805 RETAIL PARTNERS LP	Store

Barnes & Noble Booksellers, Inc.	4001 California Avenue	Bakersfield	CA	93309	CHESTER LANE PROPERTIES LLC	Store

Barnes & Noble Booksellers, Inc.	2451 Patterson Road	Grand Junction	CO	81505	S B ADVISORS INC	Store

Barnes & Noble Booksellers, Inc.	500 16 Street	Denver	CO	80202	PAVILIONS HOLDINGS LLC	Store

Barnes & Noble Booksellers, Inc.	6646 Youree Drive	Shreveport	LA	71105	BAYOU WALK DUNHILL, LTD	Store

Barnes & Noble Booksellers, Inc.	565 South 7th Street	Bismarck	ND	58504	SOUTHRIDGE CENTRE INC	Store

Barnes & Noble Booksellers, Inc.	201 Summit Boulevard Suite 100	Birmingham	AL	35243	BAYER RETAIL COMPANY LLC	Store

Barnes & Noble Booksellers, Inc.	23654 US 19 North	Clearwater	FL	33765	WEINGARTEN NOSTAT, INC	Store

Barnes & Noble Booksellers, Inc.	1739 Olentangy River Road	Columbus	OH	43212	LENNOX TOWN CENTER LTD	Store

Barnes & Noble Booksellers, Inc.	200 South Gary Avenue	Bloomingdale	IL	60108	BLOOMINGDALE PLAZA/HELCO CORP	Store

Barnes & Noble Booksellers, Inc.	175 Glastonbury Blvd.	Glastonbury	CT	06033	THE REALTY ASSOCIATES FUND IX LP	Store

Barnes & Noble Booksellers, Inc.	1565 Briargate Blvd	Colorado Springs	CO	80920	ROSEBEN C.S., L.L.C.	Store

Barnes & Noble Booksellers, Inc.	1076 Post Road East	Westport	CT	06880	POST PLAZA, LLC	Store

Barnes & Noble Booksellers, Inc.	1939 Mount Zion Road	Morrow	GA	30260	DDRTC SOUTHLAKE PAVILION LLC	Store

Barnes & Noble Booksellers, Inc.	2516 Solomon’s Island Rd.	Annapolis	MD	21401	ANNAPOLIS HARBOUR CENTER ASSOCIATES	Store

Barnes & Noble Booksellers, Inc.	3651 Jefferson Davis Hwy	Alexandria	VA	22305	ROUNDHOUSE ALEXANDRIA, INC	Store

Barnes & Noble Booksellers, Inc.	3400 Forest Drive	Columbia	SC	29204	CENTURY CAPITAL GROUP LLC	Store

Barnes & Noble Booksellers, Inc.	150 West Swedesford Road	Devon	PA	19333	GFS REALTY INC	Store

Barnes & Noble Booksellers, Inc.	4478 Electric Road Southwest	Roanoke	VA	24018	ROANOKE TANGLEWOOD LLC	Store

Barnes & Noble Booksellers, Inc.	1260 Churn Creek Rd.	Redding	CA	96003	NATIONAL RETAIL PROPERTIES, INC.	Store

Barnes & Noble Booksellers, Inc.	13 West Rand Road	Arlington Heights	IL	60004	SUPER, LLC	Store

Barnes & Noble Booksellers, Inc.	2720 Towne Drive # 200	Beavercreek	OH	45431	SHOPPES OF BEAVER CREEK LLC	Store

Barnes & Noble Booksellers, Inc.	333 N. Congress Avenue	Boynton Beach	FL	33436	INLAND AMERICAN RETAIL MGMT LLC	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble Booksellers, Inc.	711 Texas Avenue	College Station	TX	77840	SMP/WRI COLLEGE STATION, L P	Store

Barnes & Noble Booksellers, Inc.	267 7th Avenue	Brooklyn	NY	11215	THE NEW YORK METHODIST HOSPITAL	Store

Barnes & Noble Booksellers, Inc.	14347 West Colfax Avenue	Lakewood	CO	80401	DENVER WEST MILLS LP	Store

Barnes & Noble Booksellers, Inc.	5701 Sunset Drive Suite 196	S. Miami	FL	33143	SHOPS AT SUNSET MALL OWNER LLC	Store

Barnes & Noble Booksellers, Inc.	1321 N. Columbia Center Blvd.	Kennewick	WA	99336	8262 COLUMBIA MALL PARTNERSHIP	Store

Barnes & Noble Booksellers, Inc.	5155 Route 30	Greensburg	PA	15601	PATRICK M GERMANO	Store

Barnes & Noble Booksellers, Inc.	601 E. Pratt Street	Baltimore	MD	21202	CORDISH POWER PLANT L.P.	Store

Barnes & Noble Booksellers, Inc.	26751 Aliso Creek Road	Aliso Viejo	CA	92656	JOHN & SONS LLC	Store

Barnes & Noble Booksellers, Inc.	7700 West Northwest Hwy. Ste. 300	Dallas	TX	75225	MS INLAND FUND LLC	Store

Barnes & Noble Booksellers, Inc.	6111 Sunrise Blvd.	Citrus Heights	CA	95610	MARKETPLACE A BIRDCAGE	Store

Barnes & Noble Booksellers, Inc.	2518 South Road	Poughkeepsie	NY	12601	POST ROAD DEV EQUITY LLC	Store

Barnes & Noble Booksellers, Inc.	2690 NE Highway 20	Bend	OR	97701	FORUM HOLDINGS, LLC	Store

Barnes & Noble Booksellers, Inc.	19401 Alderwood Mall Parkway	Lynnwood	WA	98036	ALDERWOOD PARKWAY PLAZA LP	Store

Barnes & Noble Booksellers, Inc.	2614 Central Park Avenue	Yonkers	NY	10710	CENTRAL PLAZA ASSOCIATES LLC	Store

Barnes & Noble Booksellers, Inc.	8123 Honeygo Blvd. Suite E	Baltimore	MD	21236	FEDERAL REALTY INVESTMENT TRUST .	Store

Barnes & Noble Booksellers, Inc.	1553 Almonesson Road	Deptford	NJ	08096	ALMONESSON ASSOCIATES II, LLC	Store

Barnes & Noble Booksellers, Inc.	5130 E. Broadway	Tucson	AZ	85711	MILL CREEK PETROLEUM LLC	Store

Barnes & Noble Booksellers, Inc.	235 Union Street	Waterbury	CT	06706	GGP/HOMART	Store

Barnes & Noble Booksellers, Inc.	1601 Market Place Drive Suite 65	Great Falls	MT	59404	ORIX REALTY ASSET MANAGEMENT LLC	Store

Barnes & Noble Booksellers, Inc.	3089 E Main Street	Mohegan Lake	NY	10547	ACADIA STRATEGIC OPP. FUND III LLC	Store

Barnes & Noble Booksellers, Inc.	926 Freeport Road	Pittsburgh	PA	15238	WATERWORKS PHASE II	Store

Barnes & Noble Booksellers, Inc.	4015 Medina Road	Akron	OH	44333	4015 MEDINA ROAD ASSOC. LLC	Store

Barnes & Noble Booksellers, Inc.	120 Watertower Plaza	Leominster	MA	01453	CENTRO HERITAGE SPE 4 LLC	Store

Barnes & Noble Booksellers, Inc.	47 East Chicago Ave. Suite #132	Naperville	IL	60540	WASHINGTON CORNERS I INC	Store

Barnes & Noble Booksellers, Inc.	4416 Palisades Center Drive	West Nyack	NY	10994	EKLEC CO NEW CO LLC	Store

Barnes & Noble Booksellers, Inc.	1780 North Woodland Park Drive	Layton	UT	84041	IG. L.C.	Store

Barnes & Noble Booksellers, Inc.	3454 Erie Boulevard East	Dewitt	NY	13214	ERIE BLVD REALTY, LLC	Store

Barnes & Noble Booksellers, Inc.	5353 Almaden Expressway Bldg. B	San Jose	CA	95118	ALMADEN PLAZA SHOPPING CENTER	Store

Barnes & Noble Booksellers, Inc.	18025 Garden Way N.E.	Woodinville	WA	98072	DOWNTOWN WOODINVILLE LLC	Store

Barnes & Noble Booksellers, Inc.	7651 Carson Blvd.	Long Beach	CA	90808	CREA/PPC LONG BEACH TOWNE CNTR	Store

Barnes & Noble Booksellers, Inc.	20 Hatton Place Suite 200	Hilton Head Island	SC	29926	INDIGO HILTON L.P.	Store

Barnes & Noble Booksellers, Inc.	7620 Rivers Ave	Charleston	SC	29406	NORTH CHARLSTON ASSOCIATES	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble Booksellers, Inc.	1700 H Fruitville Pike	Lancaster	PA	17601	RED ROSE COMMONS ASSOC LP	Store

Barnes & Noble Booksellers, Inc.	1451 Coral Ridge Ave. Suite 1108	Coralville	IA	52241	GGP LIMITED PARTNERSHIP.	Store

Barnes & Noble Booksellers, Inc.	1812 Rittenberg Blvd	Charleston	SC	29407	KIMCO CHARLESTON 631, INC.	Store

Barnes & Noble Booksellers, Inc.	4950 Pacific Avenue Space 319	Stockton	CA	95207	WTM GLIMCHER, LLC	Store

Barnes & Noble Booksellers, Inc.	4550 University Avenue	West Des Moines	IA	50266	CHK LLC	Store

Barnes & Noble Booksellers, Inc.	1130 North State Street	Chicago	IL	60610	ELM STATE ASSET MANAGEMENT LLC	Store

Barnes & Noble Booksellers, Inc.	396 John R. Road	Troy	MI	48083	WOLPAL ASSOCIATES L.P.	Store

Barnes & Noble Booksellers, Inc.	753 Rt. 18 Brunswick Sq. Space 318	East Brunswick	NJ	08816	8178 BRUNSWICK SQUARE MALL LLC	Store

Barnes & Noble Booksellers, Inc.	4005 Townsfair Way	Columbus	OH	43219	EASTON TOWN CENTER II LLC	Store

Barnes & Noble Booksellers, Inc.	1200 Airport Blvd.	Pensacola	FL	32504	CAPLACO ELEVEN INC	Store

Barnes & Noble Booksellers, Inc.	18030 HWY 281NSuite #140	San Antonio	TX	78232	NORTHWOODS CENTER INC.	Store

Barnes & Noble Booksellers, Inc.	5601 Brodie Lane Suite 300	Austin	TX	78745	RREEF SUNSET VALLEY, L.P.	Store

Barnes & Noble Booksellers, Inc.	3634 Irving Mall	Irving	TX	75062	1731 SIMON PROP GRP (TX) LP	Store

Barnes & Noble Booksellers, Inc.	3055 South Glenstone	Springfield	MO	65804	PACE BATTLEFIELD, LLC	Store

Barnes & Noble Booksellers, Inc.	395 Route 3 East	Clifton	NJ	07014	CLIFTON COMMONS I LLC	Store

Barnes & Noble Booksellers, Inc.	14709 US Hwy 31 North	Carmel	IN	46032	GREYHOUND PLAZA ASSOC LP	Store

Barnes & Noble Booksellers, Inc.	121 Glensford Rd	Fayetteville	NC	28314	SHARLENE WILLIAMS	Store

Barnes & Noble Booksellers, Inc.	82 Providence Highway	East Walpole	MA	02032	WALPOLE MALL ASSOCIATES	Store

Barnes & Noble Booksellers, Inc.	11 West Hillsdale Blvd.	San Mateo	CA	94403	BOHANNON DEVELOPMENT COM.	Store

Barnes & Noble Booksellers, Inc.	12193 Fair Lakes Promenade Drive	Fairfax	VA	22033	FAIR LAKES PROMENADE RETAIL	Store

Barnes & Noble Booksellers, Inc.	5555 S. Virginia St.	Reno	NV	89502	SHANKAR NEVADA LLC	Store

Barnes & Noble Booksellers, Inc.	2910 Pine Lake Road	Lincoln	NE	68516	R.E.D. CAPITAL MANAGEMENT LLC	Store

Barnes & Noble Booksellers, Inc.	1 East Joppa Road Suite 100	Towson	MD	21286	INLAND US MANAGEMENT LLC...	Store

Barnes & Noble Booksellers, Inc.	1104 East 2100 South	Salt Lake City	UT	84106	COMMONS AT SUGARHOUSE, LC.	Store

Barnes & Noble Booksellers, Inc.	4972 Dublin Boulevard	Dublin	CA	94568	BIT HOLDINGS SIXTY-THREE INC	Store

Barnes & Noble Booksellers, Inc.	14010 US Hwy. 183	Austin	TX	78717	LAKELINE HOMESTEAD K/C, LTD	Store

Barnes & Noble Booksellers, Inc.	2500 N. Mayfair Rd Suite 196	Wauwatosa	WI	53226	MAYFAIR PROPERTY INC	Store

Barnes & Noble Booksellers, Inc.	1260 Oviedo Marketplace Blvd.	Oviedo	FL	32765	1700 OVIEDO MKT PL BLVD HOLD	Store

Barnes & Noble Booksellers, Inc.	1180 Raritan Road	Clark	NJ	07066	1180 RARITAN LLC	Store

Barnes & Noble Booksellers, Inc.	2405 Hwy 70 S.E.	Hickory	NC	28602	III HUGS, LLC	Store

Barnes & Noble Booksellers, Inc.	8117 Sudley Road	Manassas	VA	20109	WESTGATE CENTER	Store

Barnes & Noble Booksellers, Inc.	4801Concord Pike	Wilmington	DE	19803	NTFB LLC	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble Booksellers, Inc.	15310 E. Indiana Ave.	Spokane	WA	99216	HANSON INDUSTRIES INC	Store

Barnes & Noble Booksellers, Inc.	1932 Pavilion Way	Lexington	KY	40509	FOURTH QUARTER PROPERTIES VII, INC	Store

Barnes & Noble Booksellers, Inc.	791 South Main Street Suite 100	Orange	CA	92868	CJW-ORANGE HOLDING	Store

Barnes & Noble Booksellers, Inc.	700 Rosemary Ave Unit #104	West Palm Beach	FL	33401	CITYPLACE RETAIL, LLC	Store

Barnes & Noble Booksellers, Inc.	4735 Commons Way	Calabasas	CA	91302	COMMONS AT CALABASAS, LLC	Store

Barnes & Noble Booksellers, Inc.	600 Pine St Suite 107	Seattle	WA	98101	PSD PACIFIC L.L.C	Store

Barnes & Noble Booksellers, Inc.	1565 Niagara Falls Blvd Suite 300	Amherst	NY	14228	BLVDCON,LLC	Store

Barnes & Noble Booksellers, Inc.	5380 Route 14	Crystal Lake	IL	60014	INLAND COMMERCIAL PROP MGMT, INC.	Store

Barnes & Noble Booksellers, Inc.	15246 Crossroads Parkway	Gulfport	MS	39503	DEVELOPERS DIVERSIFIED REALTY	Store

Barnes & Noble Booksellers, Inc.	701 S. Milton Rd	Flagstaff	AZ	86001	PEUSE FLAGSTAFF LLC	Store

Barnes & Noble Booksellers, Inc.	842 Sunrise Highway	Bay Shore	NY	11706	MS INLAND FUND LLC	Store

Barnes & Noble Booksellers, Inc.	160 Orland Park Place	Orland Park	IL	60462	INLAND COMMERCIAL PROPERTY MGT, INC.	Store

Barnes & Noble Booksellers, Inc.	106 Court Street	Brooklyn	NY	11201	FC COURT STREET ASSOC	Store

Barnes & Noble Booksellers, Inc.	98 Middlesex Turnpike	Burlington	MA	01803	THE ARONSON RAELTY TRUST	Store

Barnes & Noble Booksellers, Inc.	3940 Division Street	St. Cloud	MN	56301	ST. CLOUD RAINBOW VILLAGE LLC	Store

Barnes & Noble Booksellers, Inc.	3700 West 41st Street	Sioux Falls	SD	57106	SERCL FAMILY LOUISE, L.L.C	Store

Barnes & Noble Booksellers, Inc.	118 E. Broadway Suite 238	Bloomington	MN	55425	MOAC MALL HOLDINGS LLC	Store

Barnes & Noble Booksellers, Inc.	320 W. Kimberly Road	Davenport	IA	52806	4771 SDG MACERICH PROP LP	Store

Barnes & Noble Booksellers, Inc.	21 Grand Corner Ave.	Gaithersburg	MD	20878	WASHINGTONIAN ASSOCIATES LLC	Store

Barnes & Noble Booksellers, Inc.	3333 Buford Drive Space VA01	Buford	GA	30519	4855 MALL OF GEORGIA LLC	Store

Barnes & Noble Booksellers, Inc.	1716 Towne Centre Way	Mt. Pleasant	SC	29464	INSTITUTIONAL MALL INVESTORS LLC	Store

Barnes & Noble Booksellers, Inc.	3650 Atlanta Highway	Athens	GA	30606	ATHENS BYPASS	Store

Barnes & Noble Booksellers, Inc.	1271 Knapp Road	North Wales	PA	19454	KIR MONTGOMERY 049 LLC	Store

Barnes & Noble Booksellers, Inc.	4705 West Grande Market Drive	Grand Chute	WI	54915	MID-AMERICAN MANAGEMENT CORP.	Store

Barnes & Noble Booksellers, Inc.	1163 Valley River Center	Eugene	OR	97401	VALLEY RIVER NORTH LLC	Store

Barnes & Noble Booksellers, Inc.	290 Baychester Ave.	Bronx	NY	10475	B&N2-BAY PLAZA LLC	Store

Barnes & Noble Booksellers, Inc.	1940 Route 10 West	Morris Plains	NJ	07950	LLEWELLYN ACQUISITION, LLC	Store

Barnes & Noble Booksellers, Inc.	2443 Vestal Parkway East	Vestal	NY	13850	VESTAL TOWN SQUARE LLC	Store

Barnes & Noble Booksellers, Inc.	6646 Loisdale Road	Springfield	VA	22150	DEVELOPERS DIVERSIFIED REALTY CORP	Store

Barnes & Noble Booksellers, Inc.	3414 Highway 190 Suite 10	Mandeville	LA	70471	PREMIER CENTRE LLC	Store

Barnes & Noble Booksellers, Inc.	10775 Westview Parkway	San Diego	CA	92126	MIRA MESA MARKETPLACE EAST LLC	Store

Barnes & Noble Booksellers, Inc.	869 Route 1 South	North Brunswick	NJ	08902	NORTH VILLAGE ASSOCIATES	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble Booksellers, Inc.	1800 Rosecrans Avenue Building B	Manhattan Beach	CA	90266	1800 ROSECRANS PARTNERS, LLC	Store

Barnes & Noble Booksellers, Inc.	45 Gosling Road The Crossings at Fo	Newington	NH	03801	SBAF RUNNING FOX, INC	Store

Barnes & Noble Booksellers, Inc.	7615 N. MacArthur	Irving	TX	75063	AMREIT MAC ARTHUR PARK, LP	Store

Barnes & Noble Booksellers, Inc.	3860 Maryland Parkway	Las Vegas	NV	89119	INLAND WESTERN LAS VEGAS	Store

Barnes & Noble Booksellers, Inc.	40570 Winchester Rd.	Temecula	CA	92591	CHENG FAMILY PARTNERSHIP	Store

Barnes & Noble Booksellers, Inc.	2300 Chemical Road	Plymouth Meeting	PA	19462	METROPLEX WEST ASSOCIATES L.P.	Store

Barnes & Noble Booksellers, Inc.	210 Andover Street	Peabody	MA	01960	MALL AT NORTHSHORE LLC	Store

Barnes & Noble Booksellers, Inc.	39228 10th Street West	Palmdale	CA	93551	PALMDALE MARKETPLACE, LLC	Store

Barnes & Noble Booksellers, Inc.	5501 West Broad Street	Richmond	VA	23230	COMMONWEALTH COMMERCIAL PARTNER INC	Store

Barnes & Noble Booksellers, Inc.	421 Arena Hub Plaza	Wilkes-Barre	PA	18702	TFP LIMITED	Store

Barnes & Noble Booksellers, Inc.	4750 North Division Street	Spokane	WA	99207	PRICE SPOKANE LP	Store

Barnes & Noble Booksellers, Inc.	481 N. Alafaya Trail	Orlando	FL	32828	4508 SIMON PROP. GROUP LP	Store

Barnes & Noble, Inc.	122 Fifth Avenue (1st lease)	New York	NY	10011	122 FIFTH ASSOCIATES	Office space

Barnes & Noble, Inc.	122 Fifth Avenue (2nd lease)	New York	NY	10011	122 FIFTH ASSOCIATES	Office space

Barnes & Noble, Inc.	120 Fifth Avenue (2nd floor)	New York	NY	10011	120 PARTNERS	Office space

Barnes & Noble, Inc.	120 Fifth Avenue (Basement-1st lease)	New York	NY	10011	120 PARTNERS-BASEMENT	Office space

Barnes & Noble, Inc.	120 Fifth Avenue (Basement-2nd lease)	New York	NY	10011	120 PARTNERS-BASEMENT	Office space

Barnes & Noble, Inc.	1400 Old Country Road (1st lease)	Westbury	NY	11590	1400 OLD COUNTRY ROAD LLC	Office space

Barnes & Noble, Inc.	1400 Old Country Road (2nd lease)	Westbury	NY	11590	1400 OLD COUNTRY ROAD LLC	Office space

Barnes & Noble, Inc.	69 Front Street (1st lease)	Marblehead	MA	1945	ANGELO R. ARENA	Office space

Barnes & Noble, Inc.	69 Front Street (2nd lease)	Marblehead	MA	1945	ANGELO R. ARENA	Office space

Barnes & Noble, Inc.	3400 Peachtree Rd, N.E. Suite 831	Atlanta	GA	30326	LENOX TOWERS LP	Office space

Barnes & Noble, Inc.	PO Box 201365	Dallas	TX	75320	Parkwood Park Center, Ltd.	Office space

Barnes & Noble, Inc.	125 Chubb Avenue	Lyndhurst	NJ	07071	SLG 125 CHUBB LLC	Office space

Barnes & Noble, Inc.	212 Homer Avenue	Palo Alto	CA	94301	KRUSS FAMILY LIMITED PARTNERSHIP	Office space

Barnes & Noble, Inc.	300 Hamilton Avenue (Basement)	Palo Alto	CA	94301	300 Hamilton Associates, a California limited partnership	Office space

Barnes & Noble, Inc.	300 Hamilton Avenue (Floors 2+3)	Palo Alto	CA	94301	300 Hamilton Associates, a California limited partnership	Office space

Barnes & Noble, Inc.	400 Hamilton Avenue	Palo Alto	CA	94301	400 Hamilton Associates, a California limited partnership	Office space

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble, Inc.	One Barnes and Noble Way	Monroe Township	NJ	08831	Utah State Retirement Investment Fund	Distribution Center

Barnes & Noble, Inc.	12660 Old Virginia Road, Building #1	Reno	NV	89521	ProLogis NA2 Nevada II LLC	Distribution Center

Barnes & Noble Purchasing, Inc.	One Pond Road	Borough of Rockleigh	NJ	7647	Bromley Rockleigh Associates, L.P.	Office space

barnesandnoble.com llc	76 9th Avenue (9th floor)	New York	NY	10011	111 CHELSEA COMMERCE	Office space

barnesandnoble.com llc	76 9th Avenue (Basement/roof)	New York	NY	10011	111 CHELSEA COMMERCE	Office space

Barnes & Noble (Shanghai) Information Technology Co. Ltd.	K.Wah Centre situated at Xuhui District, 1010 Huaihai Road, Unit No. 3502	Shanghai	China		Shanghai Jia Hui Da Property Development Co., Ltd	Office space

Sterling Publishing Co., Inc.	387 Park Avenue South (1st lease)	New York	NY	11016	387 P.A.S. Enterprises	Office space

Sterling Publishing Co., Inc.	387 Park Avenue South (2nd lease)	New York	NY	11016	387 Park South Holdings, LLC	Office space

Sterling Publishing Co., Inc.	40 and 48 Saw Mill Pond Road	Edison	NJ	08817	Heller VII Partnership, L.P. and Heller VIII Partnership, L.P.	Distribution Center

Sterling Publishing Co., Inc.	30 Saw Mill Pond Road	Edison	NJ	08817	Heller I Partnership, L.P. and Heller II Partnership, L.P.	Distribution Center

Sterling Publishing Co., Inc.	67 Broadway	Asheville	NC	28801	S. Robert Pulleyn	Office space

Barnes & Noble College Booksellers, LLC	1 South Avenue, Ruth S. Harley University, Lower Level	Garden City	NY	11530	Adelphi University	Store

Barnes & Noble College Booksellers, LLC	4867 Kellogg Center	Albion	MI	49224	Albion College	Store

Barnes & Noble College Booksellers, LLC	1621 North 13th Street	Reading	PA	19604	Albright College	Store

Barnes & Noble College Booksellers, LLC	Powell Campus Center	Alfred	NY	14802	Alfred University	Store

Barnes & Noble College Booksellers, LLC	9500 South Avenue - 8E	Yuma	AZ	85366-0926	Arizona Western College	Store

Barnes & Noble College Booksellers, LLC	595 Prince Street	Athens	GA	30601	Athens–Piedmont College Bookstore	Store

Barnes & Noble College Booksellers, LLC	610 22nd Ave South	Minneapolis	MN	55454	Augsburg College	Store

Barnes & Noble College Booksellers, LLC	2001 S. Summit, Morrison Commons Building	Sioux Falls	SD	57197	Augustana College	Store

Barnes & Noble College Booksellers, LLC	824 W. 12th Street	Austin	TX	78701	Austin Community College	Store

Barnes & Noble College Booksellers, LLC	Health Science Building, 3101 Weberville Road	Austin	TX	78702	Austin Community College - Eastview Bookstore	Store

Barnes & Noble College Booksellers, LLC	1212 Rio Grande, Rm 133	Austin	TX	78701	Austin Community College - Little Store	Store

Barnes & Noble College Booksellers, LLC	7748 Highway 290 W, Portable Building	Austin	TX	78736	Austin Community College - Pinnacle Bookstore	Store

Barnes & Noble College Booksellers, LLC	1820 W. Stassney Lane, Room 1160	Austin	TX	78745	Austin Community College Bookstore - South Austin Campus	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble College Booksellers, LLC	1555 Cypress Creek Road, Building 1000, RM#1146	Cedar Park	TX	78613	Austin Community College-Cypress Creek Bookstore	Store

Barnes & Noble College Booksellers, LLC	11928 Stonehollow Dr. Bldg. 4000	Austin	TX	78758	Austin Community College-Northridge Bookstore	Store

Barnes & Noble College Booksellers, LLC	1020 Grove Boulevard, Bldg. G	Austin	TX	78741	Austin Community College-Riverside Bookstore	Store

Barnes & Noble College Booksellers, LLC	Building 2000, Room 210200, 4400 College Park Drive	Round Rock	TX	78665	Austin Community College-Round Rock Bookstore	Store

Barnes & Noble College Booksellers, LLC	Reynolds Campus Center	Babson Park	MA	02457	Babson College	Store

Barnes & Noble College Booksellers, LLC	2500 East Shotwell Street	Bainbridge	GA	39819-8408	Bainbridge College	Store

Barnes & Noble College Booksellers, LLC	40 Harold Ragan Drive	Blakely	GA	39823	Bainbridge College Early County Campus	Store

Barnes & Noble College Booksellers, LLC	1101 North McKinley Avenue	Muncie	IN	47306	Ball State University	Store

Barnes & Noble College Booksellers, LLC	Campus Center/Ravine Road	Annandale on Hudson	NY	12504	Bard College	Store

Barnes & Noble College Booksellers, LLC	1598 N. High Street	Columbus	OH	43201	Barnes & Noble - The Ohio State University Bookstore (OFF CAMPUS)	Store

Barnes & Noble College Booksellers, LLC	175 Forest Street	Waltham	MA	02452	Barnes & Noble @ Bentley University	Store

Barnes & Noble College Booksellers, LLC	660 Beacon Street	Boston	MA	02215-2066	Barnes & Noble @ Boston University	Store

Barnes & Noble College Booksellers, LLC	114 Boylston Street	Boston	MA	02116	Barnes & Noble @ Emerson College	Store

Barnes & Noble College Booksellers, LLC	48 5th Street, NW	Atlanta	GA	30308	Barnes & Noble @ Georgia Tech	Store

Barnes & Noble College Booksellers, LLC	75 BS Hood Dr, Cullis Wade Depot	Mississippi State	MS	39762	Barnes & Noble @ Mississippi State University	Store

Barnes & Noble College Booksellers, LLC	Oakland Center, 2200 North Squirrel Road	Rochester	MI	48309	Barnes & Noble @ Oakland University	Store

Barnes & Noble College Booksellers, LLC	2032 Pacific Avenue	Forest Grove	OR	97116	Barnes & Noble @ Pacific University	Store

Barnes & Noble College Booksellers, LLC	100 Park Point Drive	Rochester	NY	14623	Barnes & Noble @ RIT	Store

Barnes & Noble College Booksellers, LLC	1700 North Broad Street	Philadelphia	PA	19121	Barnes & Noble @ Temple University/Law School Bookstore	Store

Barnes & Noble College Booksellers, LLC	655 West Kirby Street	Detroit	MI	48202	Barnes & Noble @ the Towers	Store

Barnes & Noble College Booksellers, LLC	530 S. State Street	Ann Arbor	MI	48109	Barnes & Noble @ The University of Michigan	Store

Barnes & Noble College Booksellers, LLC	300 Monticello Avenue	Norfolk	VA	23510	Barnes & Noble @ Tidewater Community College	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble College Booksellers, LLC	2020 Euclid Avenue	Cleveland	OH	44115	Barnes & Noble @ University Lofts (Off Campus)	Store

Barnes & Noble College Booksellers, LLC	4000 Central Florida Blvd, BLDG 132, Retail 2	Orlando	FL	32816-2444	Barnes & Noble @ University of Central Florida	Store

Barnes & Noble College Booksellers, LLC	7 South Main Street	Wilkes-Barre	PA	18701	Barnes & Noble @ Wilkes - King’s	Store

Barnes & Noble College Booksellers, LLC	400 Market Street	Lewisburg	PA	17837	Barnes & Noble at Bucknell University	Store

Barnes & Noble College Booksellers, LLC	201 Rowan Boulevard	Glassboro	NJ	08028	Barnes & Noble at Rowan University	Store

Barnes & Noble College Booksellers, LLC	62 West Oliver Street	Baltimore	MD	21217	Barnes & Noble at University of Baltimore	Store

Barnes & Noble College Booksellers, LLC	500 Third Street South, FPF 100	St. Petersburg	FL	33701	Barnes & Noble at USF St. Petersburg	Store

Barnes & Noble College Booksellers, LLC	1505 Race Street, Bellet Building 1st Floor	Philadelphia	PA	19102	Barnes & Noble Drexel University - Center City	Store

Barnes & Noble College Booksellers, LLC	2900 Queen Lane	Philadelphia	PA	19129	Barnes & Noble Drexel University - College of Medicine	Store

Barnes & Noble College Booksellers, LLC	33rd & Chestnut, McAllister Bldg	Philadelphia	PA	19104	Barnes & Noble Drexel University - Main Campus	Store

Barnes & Noble College Booksellers, LLC	1602 Montpelier Ave, Suite 100	Macon	GA	31207	Barnes & Noble Mercer University Bookstore	Store

Barnes & Noble College Booksellers, LLC	1111 West Broad Street	Richmond	VA	23284	Barnes and Noble @ VCU	Store

Barnes & Noble College Booksellers, LLC	420 University Blvd., Suite # 155	Indianapolis	IN	46202	Barnes&Noble @ IUPUI	Store

Barnes & Noble College Booksellers, LLC	100 Belmont - Mt. Holly Road	Belmont	NC	28012	Belmont Abbey College	Store

Barnes & Noble College Booksellers, LLC	1500 Birchmont Drive, NE	Bemidji	MN	56601	Bemidji State University	Store

Barnes & Noble College Booksellers, LLC	5700 College Road	Lisle	IL	60532-0900	Benedictine University	Store

Barnes & Noble College Booksellers, LLC	1090 Boylston Street	Boston	MA	02215	Berklee College of Music	Store

Barnes & Noble College Booksellers, LLC	4400 Vestal Pkway East	Binghamton	NY	13902-6000	Binghamton University	Store

Barnes & Noble College Booksellers, LLC	1007 West 2nd Street	Brenham	TX	77833-4098	Blinn College - Brenham Campus	Store

Barnes & Noble College Booksellers, LLC	2423 Blinn Blvd/P.O. Box 6030	Bryan	TX	77805-6030	Blinn College - Bryan Campus	Store

Barnes & Noble College Booksellers, LLC	College Center, 198 Liberty Street	Bloomfield	NJ	07003	Bloomfield College	Store

Barnes & Noble College Booksellers, LLC	199 Chambers Street	New York	NY	10007	Borough of Manhattan Community College (CUNY)	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble College Booksellers, LLC	830 North Elmwood	Peoria	IL	61625	Bradley University	Store

Barnes & Noble College Booksellers, LLC	415 South Street	Waltham	MA	02454	Brandeis University	Store

Barnes & Noble College Booksellers, LLC	510 Washington Street SE, The Feldman House	Gainesville	GA	30501	Brenau University	Store

Barnes & Noble College Booksellers, LLC	1519 Clearlake Rd	Cocoa	FL	32922	Brevard Community College - Cocoa Campus	Store

Barnes & Noble College Booksellers, LLC	3865 North Wickham Road	Melbourne	FL	32935	Brevard Community College - Melbourne Campus	Store

Barnes & Noble College Booksellers, LLC	250 Community College Parkway	Palm Bay	FL	32909	Brevard Community College - Palm Bay Campus	Store

Barnes & Noble College Booksellers, LLC	1311 N. Washington Ave	Titusville	FL	32796	Brevard Community College - Titusville Campus	Store

Barnes & Noble College Booksellers, LLC	2155 University Ave	Bronx	NY	10453	Bronx Community College (CUNY)	Store

Barnes & Noble College Booksellers, LLC	Campus Road and E.27th St.	Brooklyn	NY	11210	Brooklyn College (CUNY)	Store

Barnes & Noble College Booksellers, LLC	1 Boerum Place, 3rd Floor	Brooklyn	NY	11201	Brooklyn Law School	Store

Barnes & Noble College Booksellers, LLC	1300 Elmwood Avenue	Buffalo	NY	14222	Buffalo State College (SUNY)	Store

Barnes & Noble College Booksellers, LLC	250 New Rutherford Avenue	Boston	MA	02129	Bunker Hill Community College	Store

Barnes & Noble College Booksellers, LLC	350 Ferst Drive	Atlanta	GA	30332	Burdell’s at Georgia Tech	Store

Barnes & Noble College Booksellers, LLC	9 Ryerson Avenue	Caldwell	NJ	07006	Caldwell College	Store

Barnes & Noble College Booksellers, LLC	8901-B Stockdale Highway	Bakersfield	CA	93311	California State University - Bakersfield	Store

Barnes & Noble College Booksellers, LLC	5155 State Univ. Drive	Los Angeles	CA	90032	California State University - Los Angeles	Store

Barnes & Noble College Booksellers, LLC	100 Campus Center Bldg. 29	Seaside	CA	93955-8001	California State University - Monterey Bay	Store

Barnes & Noble College Booksellers, LLC	One University Circle	Turlock	CA	95382	California State University - Stanislaus	Store

Barnes & Noble College Booksellers, LLC	200 College Drive	Blackwood	NJ	08012	Camden County College	Store

Barnes & Noble College Booksellers, LLC	1889 Rt. 70 East	Cherry Hill	NJ	08003	Camden County College - William G. Rohrer Center	Store

Barnes & Noble College Booksellers, LLC	Britt Hall, 85 Main Street, PO Box 217	Buies Creek	NC	27506-0097	Campbell University	Store

Barnes & Noble College Booksellers, LLC	One University Drive	Campbellsville	KY	42718-2799	Campbellsville University	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble College Booksellers, LLC	1 College and Main Street	Columbus	OH	43209	Capital University	Store

Barnes & Noble College Booksellers, LLC	303 E. Broad Street	Columbus	OH	43215	Capital University Law School	Store

Barnes & Noble College Booksellers, LLC	2001 Alford Park Drive	Kenosha	WI	53140-1929	Carthage College	Store

Barnes & Noble College Booksellers, LLC	11111 Euclid Avenue	Cleveland	OH	44106	Case Western Reserve University	Store

Barnes & Noble College Booksellers, LLC	3135 Joseph Biggs Memorial Highway	North East	MD	21901	Cecil College	Store

Barnes & Noble College Booksellers, LLC	100 College Drive	Allentown	PA	18104	Cedar Crest College	Store

Barnes & Noble College Booksellers, LLC	8470 North Overfield Road	Coolidge	AZ	85128	Central Arizona College - Signal Peak Campus	Store

Barnes & Noble College Booksellers, LLC	273 Old West Highway	Apache Junction	AZ	85219	Central Arizona College - Superstition Mountain Campus	Store

Barnes & Noble College Booksellers, LLC	Student Center, 105 Ella Grasso Blvd.	New Britain	CT	06053	Central Connecticut State University	Store

Barnes & Noble College Booksellers, LLC	100 Warner Center, 1219 University Drive	Newark	OH	43055	Central Ohio Technical College	Store

Barnes & Noble College Booksellers, LLC	8120 Grier Road	Charlotte	NC	28215	Central Piedmont Community College Cato Campus	Store

Barnes & Noble College Booksellers, LLC	1112 Charlottetown Avenue	Charlotte	NC	28204-2224	Central Piedmont Community College Central Campus	Store

Barnes & Noble College Booksellers, LLC	2800 Campus Ridge Road	Matthews	NC	28105	Central Piedmont Community College Levine Campus	Store

Barnes & Noble College Booksellers, LLC	3506 Wards Road	Lynchburg	VA	24502-2498	Central Virginia Community College	Store

Barnes & Noble College Booksellers, LLC	9200 University Blvd.	North Charleston	SC	29406	Charleston Southern University	Store

Barnes & Noble College Booksellers, LLC	1000 College Circle	Wye Mills	MD	21679	Chesapeake College	Store

Barnes & Noble College Booksellers, LLC	3094 Indian Circle	Marianna	FL	32446	Chipola College	Store

Barnes & Noble College Booksellers, LLC	918 Main Street	Worcester	MA	01610	Clark University	Store

Barnes & Noble College Booksellers, LLC	Palmetto Blvd. & McMillan, Hendrix Student Center	Clemson	SC	29634	Clemson University	Store

Barnes & Noble College Booksellers, LLC	4190 West Highway 80	Douglas	AZ	85607	Cochise College - Douglas Campus	Store

Barnes & Noble College Booksellers, LLC	901 North Colombo Road	Sierra Vista	AZ	85635	Cochise College - Sierra Vista Campus	Store

Barnes & Noble College Booksellers, LLC	350 New Campus Drive	Brockport	NY	14420	College at Brockport (SUNY)	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble College Booksellers, LLC	160 Calhoun Street	Charleston	SC	29424	College of Charleston	Store

Barnes & Noble College Booksellers, LLC	841 College Avenue	Kentfield	CA	94904	College of Marin	Store

Barnes & Noble College Booksellers, LLC	2000 Pennington Road	Ewing	NJ	08628-0718	College of New Jersey	Store

Barnes & Noble College Booksellers, LLC	Gibbons Hall, 4701 North Charles Street	Baltimore	MD	21210-2404	College of Notre Dame of Maryland	Store

Barnes & Noble College Booksellers, LLC	2800 Victory Blvd.	Staten Island	NY	10314	College of Staten Island (CUNY)	Store

Barnes & Noble College Booksellers, LLC	26455 Rockwell Canyon Road	Santa Clarita	CA	91355-1899	College of the Canyons	Store

Barnes & Noble College Booksellers, LLC	915 S. Mooney Blvd.	Visalia	CA	93277	College of the Sequoias Bookstore	Store

Barnes & Noble College Booksellers, LLC	345 Duke of Gloucester Street	Williamsburg	VA	23185	College of William and Mary	Store

Barnes & Noble College Booksellers, LLC	Ben Parker Student Center, 1600 Maple St.	Golden	CO	80401	Colorado School of Mines	Store

Barnes & Noble College Booksellers, LLC	Atkins-Holman Student Commons, 1009 Rogers St	Columbia	MO	65216	Columbia College	Store

Barnes & Noble College Booksellers, LLC	PO Box 1315	Columbia	TN	38401-1315	Columbia State Community College	Store

Barnes & Noble College Booksellers, LLC	104 Claude Yates Drive	Franklin	TN	37064	Columbia State Community College Williamson County Center	Store

Barnes & Noble College Booksellers, LLC	2922 Broadway	New York	NY	10027	Columbia University in the City of New York	Store

Barnes & Noble College Booksellers, LLC	3954 Broadway	New York	NY	10032	Columbia University Medical Center	Store

Barnes & Noble College Booksellers, LLC	1 Campus Drive	Monaca	PA	15061	Community College of Beaver County	Store

Barnes & Noble College Booksellers, LLC	1700 Spring Garden Street	Philadelphia	PA	19130	Community College of Philadelphia	Store

Barnes & Noble College Booksellers, LLC	12901 Townsend Road	Philadelphia	PA	19154	Community College of Philadelphia - Northeast Regional Center	Store

Barnes & Noble College Booksellers, LLC	1300 West Godfrey Avenue	Philadelphia	PA	19141	Community College of Philadelphia - Northwest	Store

Barnes & Noble College Booksellers, LLC	5949 NE 30th	Portland	OR	97211	Concordia University	Store

Barnes & Noble College Booksellers, LLC	Tawes College Center - 2500 W. North Avenue	Baltimore	MD	21216	Coppin State University	Store

Barnes & Noble College Booksellers, LLC	1946 Campus Drive	Hyde Park	NY	12538-1499	Culinary Institute of America	Store

Barnes & Noble College Booksellers, LLC	College Drive	Vineland	NJ	08360	Cumberland County College	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble College Booksellers, LLC	31001 Clemens Road	Westlake	OH	44145	Cuyahoga CC Westshore Campus	Store

Barnes & Noble College Booksellers, LLC	4250 Richmond Road	Highland Hills Village	OH	44122	Cuyahoga Community College Eastern Campus	Store

Barnes & Noble College Booksellers, LLC	2900 Community College Avenue	Cleveland	OH	44115	Cuyahoga Community College Metropolitan Campus	Store

Barnes & Noble College Booksellers, LLC	11000 West Pleasant Valley Road	Parma	OH	44130	Cuyahoga Community College Western Campus	Store

Barnes & Noble College Booksellers, LLC	900 Rancho San Diego Parkway	El Cajon	CA	92019-4304	Cuyamaca College	Store

Barnes & Noble College Booksellers, LLC	33 South Main Street	Hanover	NH	03755	Dartmouth College (OFF CAMPUS)	Store

Barnes & Noble College Booksellers, LLC	Harvin Student Center, 101 Baldwin	Corpus Christi	TX	78404-3897	Del Mar College	Store

Barnes & Noble College Booksellers, LLC	615 City Park Avenue	New Orleans	LA	70119	Delgado Community College	Store

Barnes & Noble College Booksellers, LLC	2600 General Meyer Ave	New Orleans	LA	70114	Delgado Community College - West Bank Campus	Store

Barnes & Noble College Booksellers, LLC	2425 N. Sheffield Avenue	Chicago	IL	60614	DePaul University Lincoln Park Campus	Store

Barnes & Noble College Booksellers, LLC	1 E. Jackson Boulevard	Chicago	IL	60604	DePaul University Loop Campus	Store

Barnes & Noble College Booksellers, LLC	Memorial Student Union Bldg, 408 S. Locust St.	Greencastle	IN	46135	DePauw University	Store

Barnes & Noble College Booksellers, LLC	493 Western Highway - Granito Center	Blauvelt	NY	10913	Dominican College of Blauvelt	Store

Barnes & Noble College Booksellers, LLC	Idlehour Blvd.	Oakdale	NY	11769	Dowling College	Store

Barnes & Noble College Booksellers, LLC	1000 Locust Street	Pittsburgh	PA	15282	Duquesne B&N Connection	Store

Barnes & Noble College Booksellers, LLC	1015 Forbes Avenue	Pittsburgh	PA	15282	Duquesne University	Store

Barnes & Noble College Booksellers, LLC	329 Porter Ave	Buffalo	NY	14201	D’Youville College	Store

Barnes & Noble College Booksellers, LLC	Student Center, 5 Charter Oak Road	Willimantic	CT	06226	Eastern Connecticut State University	Store

Barnes & Noble College Booksellers, LLC	Keene Johnson Building	Richmond	KY	40475	Eastern Kentucky University	Store

Barnes & Noble College Booksellers, LLC	One Pennington Way	Corbin	KY	40741	Eastern Kentucky University - Corbin Campus	Store

Barnes & Noble College Booksellers, LLC	Station 14	Portales	NM	88130	Eastern New Mexico University	Store

Barnes & Noble College Booksellers, LLC	4200 54th Avenue South	St. Petersburg	FL	33711	Eckerd College	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble College Booksellers, LLC	100 W. Rio Grande	El Paso	TX	79902	El Paso Community College - Rio Grande Campus	Store

Barnes & Noble College Booksellers, LLC	9371 Gateway Blvd. North	El Paso	TX	79924	El Paso Community College - Transmountain Campus	Store

Barnes & Noble College Booksellers, LLC	P.O. Box 20500	El Paso	TX	79998-0500	El Paso Community College - Valle Verde Campus	Store

Barnes & Noble College Booksellers, LLC	2191 Campus Box Haggard Avenue	Elon	NC	27244-2010	Elon University	Store

Barnes & Noble College Booksellers, LLC	1390 Oxford Road.	Atlanta	GA	30322	Emory University Main Bookstore	Store

Barnes & Noble College Booksellers, LLC	1200 Commercial Street, Box 64	Emporia	KS	66801	Emporia State University	Store

Barnes & Noble College Booksellers, LLC	1201 Locust Avenue	Fairmont	WV	26554	Fairmont State University	Store

Barnes & Noble College Booksellers, LLC	Melville Road	Farmingdale	NY	11735	Farmingdale State College (SUNY)	Store

Barnes & Noble College Booksellers, LLC	227 W. 27 Street	New York	NY	10001	Fashion Institute of Technology (SUNY)	Store

Barnes & Noble College Booksellers, LLC	Rankin Center 805 Campus Drive	Big Rapids	MI	49307	Ferris State University	Store

Barnes & Noble College Booksellers, LLC	17 Fountain Street NW	Grand Rapids	MI	49503-3102	Ferris State University - Kendall Center	Store

Barnes & Noble College Booksellers, LLC	601 Gamble Street	Tallahassee	FL	32310	Florida A&M University	Store

Barnes & Noble College Booksellers, LLC	201 Beggs Avenue	Orlando	FL	32801	Florida A&M University College of Law	Store

Barnes & Noble College Booksellers, LLC	3200 College Ave, Student Union, Suite 102	Davie	FL	33314	Florida Atlantic University at Davie	Store

Barnes & Noble College Booksellers, LLC	5353 Parkside Drive, Suite 149	Jupiter	FL	33458	Florida Atlantic University at Jupiter	Store

Barnes & Noble College Booksellers, LLC	777 Glades Road	Boca Raton	FL	33431	Florida Atlantic University Boca Raton Campus	Store

Barnes & Noble College Booksellers, LLC	150 W. University Blvd.	Melbourne	FL	32901	Florida Institute of Technology	Store

Barnes & Noble College Booksellers, LLC	11000 SW 8th Street	Miami	FL	33174	Florida International University	Store

Barnes & Noble College Booksellers, LLC	3000 NE 145 Street	North Miami	FL	33181	Florida International University - North Miami Campus	Store

Barnes & Noble College Booksellers, LLC	15800 NW 42nd Avenue	Miami Gardens	FL	33054	Florida Memorial University	Store

Barnes & Noble College Booksellers, LLC	111 Lake Hollingsworth Drive	Lakeland	FL	33801	Florida Southern College	Store

Barnes & Noble College Booksellers, LLC	113 W. 60th St. Lincoln Center Campus	New York	NY	10023	Fordham University - Lincoln Center	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble College Booksellers, LLC	McGinley Center,441 East Fordham Rd.	Bronx	NY	10458	Fordham University - Rose Hill Campus	Store

Barnes & Noble College Booksellers, LLC	1825 North Bluemound Drive	Appleton	WI	54914	Fox Valley Technical College	Store

Barnes & Noble College Booksellers, LLC	150 North Campbell Road	Oshkosh	WI	54901	Fox Valley Technical College - Oshkosh Riverside	Store

Barnes & Noble College Booksellers, LLC	Barnes & Noble #18, Distler House, Race Avenue	Lancaster	PA	17603-2616	Franklin & Marshall College	Store

Barnes & Noble College Booksellers, LLC	331 East Rich Street	Columbus	OH	43215	Franklin University	Store

Barnes & Noble College Booksellers, LLC	3300 Poinsett Highway	Greenville	SC	29613	Furman University	Store

Barnes & Noble College Booksellers, LLC	1001 George Wallace Drive	Gadsden	AL	35903	Gadsden State Community College	Store

Barnes & Noble College Booksellers, LLC	1801 Coleman Road	Anniston	AL	36207	Gadsden State Community College - Harry M. Ayers Campus	Store

Barnes & Noble College Booksellers, LLC	100A Gamecock Drive, Suite 2131 2nd Floor	Anniston	AL	36205	Gadsden State Community College - McClellan Campus	Store

Barnes & Noble College Booksellers, LLC	One College Road	Batavia	NY	14020	Genesee Community College (SUNY)	Store

Barnes & Noble College Booksellers, LLC	4400 University Drive - MSN3A6	Fairfax	VA	22030	George Mason University	Store

Barnes & Noble College Booksellers, LLC	3401 North Fairfax Drive	Arlington	VA	22201	George Mason University - Arlington Campus	Store

Barnes & Noble College Booksellers, LLC	10900 University Blvd.	Manassas	VA	20110	George Mason University - Prince William Campus	Store

Barnes & Noble College Booksellers, LLC	Student Center, 1000 University Center Lane	Lawrenceville	GA	30043	Georgia Gwinnett College	Store

Barnes & Noble College Booksellers, LLC	450 N. Cityfront Plaza Drive	Chicago	IL	60611	Gleacher Center at the University of Chicago	Store

Barnes & Noble College Booksellers, LLC	1400 Tanyard Road	Sewell	NJ	08080	Gloucester County College	Store

Barnes & Noble College Booksellers, LLC	Goucher College Bookstore, 1021 Dulaney Valley Road	Baltimore	MD	21204	Goucher College	Store

Barnes & Noble College Booksellers, LLC	403 Main Street	Grambling	LA	71245	Grambling State University	Store

Barnes & Noble College Booksellers, LLC	8800 Grossmont College Drive Ste.B	El Cajon	CA	92020	Grossmont College	Store

Barnes & Noble College Booksellers, LLC	198 College Hill Road	Clinton	NY	13323	Hamilton College	Store

Barnes & Noble College Booksellers, LLC	One Campus Drive	Hanover	IN	47243-0006	Hanover College	Store

Barnes & Noble College Booksellers, LLC	One Hartwick Drive, Dewar Hall, 3rd Floor	Oneonta	NY	13820	Hartwick College	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble College Booksellers, LLC	Spangler Center, 117 Western Avenue	Boston	MA	02163	Harvard Coop/Business School	Store

Barnes & Noble College Booksellers, LLC	1678 Massachusetts Avenue	Cambridge	MA	02138	Harvard Coop/Law School	Store

Barnes & Noble College Booksellers, LLC	1400 Massachusetts Avenue	Cambridge	MA	02238	Harvard Coop Society	Store

Barnes & Noble College Booksellers, LLC	333 Longwood Avenue	Boston	MA	02115	Harvard Medical Coop	Store

Barnes & Noble College Booksellers, LLC	1700 Altus, Suite 110	Conway	AR	72032	Hendrix College	Store

Barnes & Noble College Booksellers, LLC	833 Montlieu Avenue	High Point	NC	27262	High Point University	Store

Barnes & Noble College Booksellers, LLC	6000 Mercantile Drive, South Building	Winston Salem	NC	27106	High Point University Bookstore	Store

Barnes & Noble College Booksellers, LLC	200 Hofstra University	Hempstead	NY	11550	Hofstra University	Store

Barnes & Noble College Booksellers, LLC	9801 Frankford Avenue	Philadelphia	PA	19114-2009	Holy Family University	Store

Barnes & Noble College Booksellers, LLC	401 Rosemont Avenue	Frederick	MD	21701	Hood College	Store

Barnes & Noble College Booksellers, LLC	2050 Highway 501 East	Conway	SC	29526	Horry-Georgetown Technical College	Store

Barnes & Noble College Booksellers, LLC	4003 South Fraser Street	Georgetown	SC	29440	Horry-Georgetown Technical College - Georgetown Campus	Store

Barnes & Noble College Booksellers, LLC	3669 Pampass Drive	Mrytle Beach	SC	29577	Horry-Georgetown Technical College - Grand Strand Campus	Store

Barnes & Noble College Booksellers, LLC	460 Grand Concourse	Bronx	NY	10451	Hostos Community College (CUNY)	Store

Barnes & Noble College Booksellers, LLC	2811 Hayes Road, # C120	Houston	TX	77082	Houston Community College - Alief, Hayes Campus	Store

Barnes & Noble College Booksellers, LLC	1300 Holman Street	Houston	TX	77004	Houston Community College - Central Campus	Store

Barnes & Noble College Booksellers, LLC	6815 Rustic	Houston	TX	77087	Houston Community College - Eastside Campus	Store

Barnes & Noble College Booksellers, LLC	1550 Fox Lake #109	Katy	TX	77084	Houston Community College - Katy	Store

Barnes & Noble College Booksellers, LLC	5855 Sienna Springs Way	Missouri City	TX	77459	Houston Community College - Missouri City/Sienna Campus	Store

Barnes & Noble College Booksellers, LLC	8001 Fulton Street	Houston	TX	77022	Houston Community College - Northline Mall Center	Store

Barnes & Noble College Booksellers, LLC	9910 Cash Road	Stafford	TX	77477	Houston Community College - Southwest Campus	Store

Barnes & Noble College Booksellers, LLC	1050 W. Sam Houston Parkway N, Suite 800	Houston	TX	77043	Houston Community College - Town & Country Center	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble College Booksellers, LLC	5601 West Loop South	Houston	TX	77081	Houston Community College - West Loop Center	Store

Barnes & Noble College Booksellers, LLC	695 Park Avenue (corner 68th & Lex.)	New York	NY	10065	Hunter College (CUNY)	Store

Barnes & Noble College Booksellers, LLC	565 West Adams Street	Chicago	IL	60661-3691	IIT Chicago - Kent College of Law Bookstore	Store

Barnes & Noble College Booksellers, LLC	3201 South State Street, McCormick Tribune Campus Center	Chicago	IL	60616	Illinois Institute of Technology	Store

Barnes & Noble College Booksellers, LLC	100 North University Street #223	Normal	IL	61761-4402	Illinois State University	Store

Barnes & Noble College Booksellers, LLC	P.O. Box 639	Immaculata	PA	19345-0639	Immaculata University	Store

Barnes & Noble College Booksellers, LLC	25 North 4th Street	Terre Haute	IN	47807	Indiana State University	Store

Barnes & Noble College Booksellers, LLC	1910 East 10th Street	Bloomington	IN	47405	Indiana University Bloomington - Eigenmann Hall	Store

Barnes & Noble College Booksellers, LLC	1910 East 10th Street	Bloomington	IN	47405	Indiana University Bloomington - Memorial Union	Store

Barnes & Noble College Booksellers, LLC	1910 East 10th Street	Bloomington	IN	47405	Indiana University Bloomington - Varsity Shop at Assembly Hall	Store

Barnes & Noble College Booksellers, LLC	Whitewater Hall, 2325 Chester Boulevard	Richmond	IN	47374	Indiana University East	Store

Barnes & Noble College Booksellers, LLC	Kelley Student Center, 2300 South Washington Street	Kokomo	IN	46902	Indiana University Kokomo	Store

Barnes & Noble College Booksellers, LLC	Savannah Center, 3400 Broadway	Gary	IN	46408	Indiana University Northwest	Store

Barnes & Noble College Booksellers, LLC	Northside Hall, 1825 Northside Boulevard	South Bend	IN	46615	Indiana University South Bend	Store

Barnes & Noble College Booksellers, LLC	University Center South, 4201 Grant Line Road	New Albany	IN	47150	Indiana University Southeast	Store

Barnes & Noble College Booksellers, LLC	4555 Central Avenue, Suite 1100	Columbus	IN	47203	Indiana University-Purdue University Columbus	Store

Barnes & Noble College Booksellers, LLC	715 North Avenue	New Rochelle	NY	10801	Iona College	Store

Barnes & Noble College Booksellers, LLC	1320 Massachusetts Avenue	Cambridge	MA	02138	J. August	Store

Barnes & Noble College Booksellers, LLC	700 East Jackson Street	Richmond	VA	23219	J. Sargeant Reynolds Community College - Downtown Campus	Store

Barnes & Noble College Booksellers, LLC	1651 East Parham Rd	Richmond	VA	23228	J. Sargeant Reynolds Community College - Parham Road Campus	Store

Barnes & Noble College Booksellers, LLC	700 Pelham Road North	Jacksonville	AL	36265	Jacksonville State University	Store

Barnes & Noble College Booksellers, LLC	841 10th Avenue	New York	NY	10019-1199	John Jay College of Criminal Justice (CUNY)	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble College Booksellers, LLC	3330 St. Paul Street	Baltimore	MD	21218	Johns Hopkins University	Store

Barnes & Noble College Booksellers, LLC	5 East Center Street	Baltimore	MD	21202	Johns Hopkins University - Peabody Institute	Store

Barnes & Noble College Booksellers, LLC	One Weybosset Hill	Providence	RI	02903	Johnson & Wales University - Downtown Campus	Store

Barnes & Noble College Booksellers, LLC	265 Harborside Blvd.	Providence	RI	02905	Johnson & Wales University - Harborside Campus	Store

Barnes & Noble College Booksellers, LLC	1400 College Drive	Ashland	KY	41101	KCTCS - Ashland Community and Technical College	Store

Barnes & Noble College Booksellers, LLC	One Bert T. Combs Drive	Prestonsburg	KY	41653-9502	KCTCS - Big Sandy Community and Technical College	Store

Barnes & Noble College Booksellers, LLC	470 Cooper Drive, Oswald Building, Room 120	Lexington	KY	40506	KCTCS - Bluegrass Community & Technical College, Cooper Campus	Store

Barnes & Noble College Booksellers, LLC	164 Opportunity Way	Lexington	KY	40511	KCTCS - Bluegrass Community and Technical College, Leestown Campus	Store

Barnes & Noble College Booksellers, LLC	1845 Loop Drive	Bowling Green	KY	42101	KCTCS - Bowling Green Technical College	Store

Barnes & Noble College Booksellers, LLC	902 Technology Drive	Grayson	KY	41143-9500	KCTCS - Distance Learning	Store

Barnes & Noble College Booksellers, LLC	610 College Street Road	Elizabethtown	KY	42701	KCTCS - Elizabethtown Community and Technical College Bookstore	Store

Barnes & Noble College Booksellers, LLC	1025 Amsterdam Road	Covington	KY	41011	KCTCS - Gateway Community and Technical College	Store

Barnes & Noble College Booksellers, LLC	500 Technology Way	Florence	KY	41042	KCTCS - Gateway CTC, Boone Campus	Store

Barnes & Noble College Booksellers, LLC	One Community College Drive Highway 15 South	Hazard	KY	41701	KCTCS - Hazard Community and Technical College	Store

Barnes & Noble College Booksellers, LLC	728 Washington Avenue	Jackson	KY	41339	KCTCS - Hazard Community and Technical College, Lees College Campus	Store

Barnes & Noble College Booksellers, LLC	2660 South Green Street	Henderson	KY	42420	KCTCS - Henderson Community College	Store

Barnes & Noble College Booksellers, LLC	720 North Drive	Hopkinsville	KY	42240	KCTCS - Hopkinsville Community College	Store

Barnes & Noble College Booksellers, LLC	649 South First Street	Louisville	KY	40202	KCTCS - Jefferson Community and Technical College	Store

Barnes & Noble College Booksellers, LLC	1000 Community College Drive	Louisville	KY	40272	KCTCS - Jefferson Community and Technical College Southwest	Store

Barnes & Noble College Booksellers, LLC	2000 College Drive	Madisonville	KY	42431	KCTCS - Madisonville Community College	Store

Barnes & Noble College Booksellers, LLC	1755 US 68	Maysville	KY	41056	KCTCS - Maysville Community and Technical College	Store

Barnes & Noble College Booksellers, LLC	609 Viking Drive	Morehead	KY	40351	KCTCS - Maysville Community and Technical College, Rowan Technical College Campus	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble College Booksellers, LLC	4800 New Hartford Road	Owensboro	KY	42303	KCTCS - Owensboro Community and Technical College	Store

Barnes & Noble College Booksellers, LLC	808 Monticello Road	Somerset	KY	42501	KCTCS - Somerset Community College	Store

Barnes & Noble College Booksellers, LLC	100 University Drive	London	KY	40741	KCTCS - Somerset Community College, Laurel Campus	Store

Barnes & Noble College Booksellers, LLC	700 College Road	Cumberland	KY	40823	KCTCS - Southeast Kentucky Community and Technical College	Store

Barnes & Noble College Booksellers, LLC	1300 Chichester Avenue	Middlesboro	KY	40965	KCTCS - Southeast Middlesboro Bookstore	Store

Barnes & Noble College Booksellers, LLC	c/o Madisonville CC Bookstore, 2000 College Drive	Madisonville	KY	42431	KCTCS - Virtual Learning Institute	Store

Barnes & Noble College Booksellers, LLC	4810 Alben Barkley Drive	Paducah	KY	42001	KCTCS - West Kentucky Community and Technical College	Store

Barnes & Noble College Booksellers, LLC	1000 Morris Avenue	Union	NJ	07083	Kean University	Store

Barnes & Noble College Booksellers, LLC	31-10 Thomson Avenue	Long Island City	NY	11101	La Guardia Community College (CUNY)	Store

Barnes & Noble College Booksellers, LLC	1900 West Olney Ave	Philadelphia	PA	19141	La Salle University	Store

Barnes & Noble College Booksellers, LLC	2755 East Napier Avenue	Benton Harbor	MI	49022	Lake Michigan College	Store

Barnes & Noble College Booksellers, LLC	125 Veterans Boulevard	South Haven	MI	49090	Lake Michigan College - South Haven Campus	Store

Barnes & Noble College Booksellers, LLC	Lake Superior State University	Sault Sainte Marie	MI	49783	Lake Superior State University	Store

Barnes & Noble College Booksellers, LLC	One College Drive	South Lake Tahoe	CA	96150	Lake Tahoe Community College	Store

Barnes & Noble College Booksellers, LLC	406 Green Avenue	Orange	TX	77630	Lamar State College - Orange	Store

Barnes & Noble College Booksellers, LLC	1515 Lakeshore Drive	Port Arthur	TX	77641	Lamar State College - Port Arthur	Store

Barnes & Noble College Booksellers, LLC	Adjacent to Setzer Student Center	Beaumont	TX	77710	Lamar University	Store

Barnes & Noble College Booksellers, LLC	West End Washington Street	Laredo	TX	78040	Laredo Community College	Store

Barnes & Noble College Booksellers, LLC	5500 South Zapata Highway	Laredo	TX	78046	Laredo Community College - South	Store

Barnes & Noble College Booksellers, LLC	21000 Ten Mile Rd.	Southfield	MI	48075-1058	Lawrence Technological University	Store

Barnes & Noble College Booksellers, LLC	1135 Salt Springs Rd.	Syracuse	NY	13224	Le Moyne College	Store

Barnes & Noble College Booksellers, LLC	375 College Drive	Banner Elk	NC	28604	Lees-McRae College	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble College Booksellers, LLC	1 Campus Square	Bethlehem	PA	18015-3073	Lehigh University	Store

Barnes & Noble College Booksellers, LLC	1815 Massachusetts Ave.	Cambridge	MA	02138	Lesley University	Store

Barnes & Noble College Booksellers, LLC	1971 University Blvd., Bldg. #65	Lynchburg	VA	24502	Liberty University	Store

Barnes & Noble College Booksellers, LLC	1971 University Blvd.	Lynchburg	VA	24502	Liberty University - The Scribe Bookshop	Store

Barnes & Noble College Booksellers, LLC	University Plaza	Brooklyn	NY	11201	Long Island University - Brooklyn Campus	Store

Barnes & Noble College Booksellers, LLC	720 Northern Blvd	Brookville	NY	11548	Long Island University - C.W. Post Campus	Store

Barnes & Noble College Booksellers, LLC	116 S South Street	Farmville	VA	23901	Longwood University	Store

Barnes & Noble College Booksellers, LLC	1450 Alta Vista Street	Dubuque	IA	52001	Loras College	Store

Barnes & Noble College Booksellers, LLC	110 Union Building	Baton Rouge	LA	70803-0001	Louisiana State University	Store

Barnes & Noble College Booksellers, LLC	100 Wisteria Street	Ruston	LA	71272	Louisiana Tech University	Store

Barnes & Noble College Booksellers, LLC	919 S. Albany Street	Los Angeles	CA	90015-1211	Loyola Law School Los Angeles	Store

Barnes & Noble College Booksellers, LLC	4501 N. Charles Street	Baltimore	MD	21210	Loyola University Maryland Bookstore	Store

Barnes & Noble College Booksellers, LLC	8890 McGraw Road	Columbia	MD	21045	Loyola University Maryland Columbia Campus	Store

Barnes & Noble College Booksellers, LLC	2034 Green Spring Drive	Timonium	MD	21093	Loyola University Maryland Timonium Campus	Store

Barnes & Noble College Booksellers, LLC	36600 Schoolcraft Road	Livonia	MI	48150	Madonna University	Store

Barnes & Noble College Booksellers, LLC	105 Fifth Avenue	New York	NY	10003	Main Store	Store

Barnes & Noble College Booksellers, LLC	3399 North Road	Poughkeepsie	NY	12601	Marist College	Store

Barnes & Noble College Booksellers, LLC	8425 West McNichols Road	Detroit	MI	48221	Marygrove College	Store

Barnes & Noble College Booksellers, LLC	2807 No. Glebe Road	Arlington	VA	22207	Marymount University	Store

Barnes & Noble College Booksellers, LLC	2 College Hill	Westminster	MD	21157	McDaniel College	Store

Barnes & Noble College Booksellers, LLC	1665 Bedford Avenue	Brooklyn	NY	11225	Medgar Evers College (CUNY)	Store

Barnes & Noble College Booksellers, LLC	Atlanta Campus/3001 Mercer U. Dr.	Atlanta	GA	30341-4115	Mercer University - Atlanta Campus	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble College Booksellers, LLC	315 Turnpike Street	North Andover	MA	01845	Merrimack College	Store

Barnes & Noble College Booksellers, LLC	3410 Taft Boulevard	Wichita Falls	TX	76308-2099	Midwestern State University	Store

Barnes & Noble College Booksellers, LLC	620 South Rd SU 144	Mankato	MN	56001	Minnesota State University at Mankato	Store

Barnes & Noble College Booksellers, LLC	500 University Ave West	Minot	ND	58707	Minot State University	Store

Barnes & Noble College Booksellers, LLC	3000 Mission College Boulevard	Santa Clara	CA	95054-1897	Mission College	Store

Barnes & Noble College Booksellers, LLC	1000 Highway 19 North	Meridian	MS	39307	Mississippi State University - Meridian Campus	Store

Barnes & Noble College Booksellers, LLC	500 East College Street	Marshall	MO	65340-3109	Missouri Valley College	Store

Barnes & Noble College Booksellers, LLC	4525 Downs	St Joseph	MO	64507	Missouri Western State University	Store

Barnes & Noble College Booksellers, LLC	3 Cambridge Center	Cambridge	MA	02142	MIT Coop at Kendall Square	Store

Barnes & Noble College Booksellers, LLC	84 Massachusetts Avenue	Cambridge	MA	02139	MIT Coop at Stratton Center	Store

Barnes & Noble College Booksellers, LLC	3400 Hwy 95	Bullhead City	AZ	86442	Mohave Community College - Bullhead Campus	Store

Barnes & Noble College Booksellers, LLC	1971 Jagerson Ave.	Kingman	AZ	86409	Mohave Community College - Kingman Campus	Store

Barnes & Noble College Booksellers, LLC	1977 West Acoma Blvd.	Lake Havasu	AZ	86403	Mohave Community College - Lake Havasu Campus	Store

Barnes & Noble College Booksellers, LLC	2501 Jerome Avenue, Second Floor	Bronx	NY	10468	Monroe College Bronx Campus	Store

Barnes & Noble College Booksellers, LLC	456 Main Street	New Rochelle	NY	10801	Monroe College New Rochelle Campus	Store

Barnes & Noble College Booksellers, LLC	Campus Store Building - 340 DeKalb Pike	Blue Bell	PA	19422	Montgomery County Community College Central Campus	Store

Barnes & Noble College Booksellers, LLC	101 College Drive	Pottstown	PA	19464	Montgomery County Community College West Campus	Store

Barnes & Noble College Booksellers, LLC	2900 North Menomonee River Parkway	Milwaukee	WI	53222	Mount Mary College	Store

Barnes & Noble College Booksellers, LLC	634 Henderson Street	Mount Olive	NC	28365	Mount Olive College Book Store	Store

Barnes & Noble College Booksellers, LLC	Student Union Building-16300 Old Emmitsburg Rd.	Emmitsburg	MD	21727-7799	Mount Saint Mary’s University	Store

Barnes & Noble College Booksellers, LLC	444 Green Street	Gardner	MA	01440	Mount Wachusett Community College	Store

Barnes & Noble College Booksellers, LLC	221 South Quarterline Rd, Suite B	Muskegon	MI	49442	Muskegon Community College	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble College Booksellers, LLC	Stewart Avenue	Garden City	NY	11530	Nassau Community College	Store

Barnes & Noble College Booksellers, LLC	4245 East Avenue	Rochester	NY	14618-3790	Nazareth College of Rochester	Store

Barnes & Noble College Booksellers, LLC	2039 Kennedy Blvd	Jersey City	NJ	07305	New Jersey City University	Store

Barnes & Noble College Booksellers, LLC	PO Box 30004 MSC-CC	Las Cruces	NM	88003-8004	New Mexico State University at Alamogordo	Store

Barnes & Noble College Booksellers, LLC	PO Box 30004 MSC-CC	Las Cruces	NM	88003-0004	New Mexico State University at Carlsbad	Store

Barnes & Noble College Booksellers, LLC	PO Box 30004 MSC-CC	Las Cruces	NM	88003-8004	New Mexico State University Dona Ana Community College	Store

Barnes & Noble College Booksellers, LLC	1500 N. Third Street	Grants	NM	87020	New Mexico State University Grants Campus	Store

Barnes & Noble College Booksellers, LLC	PO Box 30004 MSC-CC	Las Cruces	NM	88003-8004	New Mexico State University Main Campus	Store

Barnes & Noble College Booksellers, LLC	1849 Broadway	New York	NY	10023	New York Institute of Technology - Manhattan Campus	Store

Barnes & Noble College Booksellers, LLC	Westbury Campus, Stud. Lecture Ctr	Old Westbury	NY	11568	New York Institute of Technology - Old Westbury	Store

Barnes & Noble College Booksellers, LLC	40 Worth Street	New York	NY	10013	New York Law School	Store

Barnes & Noble College Booksellers, LLC	3111 Saunders Settlement Rd,	Sanborn	NY	14132	Niagara County Community College	Store

Barnes & Noble College Booksellers, LLC	Senior Drive	Niagara University	NY	14109	Niagara University	Store

Barnes & Noble College Booksellers, LLC	906 E. 1st Street, P.O.Box 2034	Thibodaux	LA	70310	Nicholls State University	Store

Barnes & Noble College Booksellers, LLC	111 Center Road, RM 161	Dudley	MA	01571	Nichols College	Store

Barnes & Noble College Booksellers, LLC	700 Park Avenue	Norfolk	VA	23504-8062	Norfolk State University	Store

Barnes & Noble College Booksellers, LLC	9600 College Way North	Seattle	WA	98103	North Seattle Community College	Store

Barnes & Noble College Booksellers, LLC	3100 East New Orleans	Broken Arrow	OK	74014	Northeastern State University Broken Arrow Campus	Store

Barnes & Noble College Booksellers, LLC	612 North Grand Avenue	Tahlequah	OK	74464	Northeastern State University Tahlequah Campus	Store

Barnes & Noble College Booksellers, LLC	360 Huntington Avenue	Boston	MA	02115	Northeastern University	Store

Barnes & Noble College Booksellers, LLC	100 Elliott Street	Haverhill	MA	01830	Northern Essex Community College - Haverhill Campus	Store

Barnes & Noble College Booksellers, LLC	45 Franklin Street	Lawrence	MA	01840	Northern Essex Community College - Lawrence Campus	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble College Booksellers, LLC	3101 N. Beauregard St	Alexandria	VA	22311	Northern Virginia Community College - Alexandria Campus	Store

Barnes & Noble College Booksellers, LLC	8333 Little River Turnpike	Annandale	VA	22003	Northern Virginia Community College - Annandale Campus	Store

Barnes & Noble College Booksellers, LLC	1000 Harry F. Byrd Hwy	Sterling	VA	20164	Northern Virginia Community College - Loudoun Campus	Store

Barnes & Noble College Booksellers, LLC	6900 Sudley Road	Manassas	VA	20109	Northern Virginia Community College - Manassas Campus	Store

Barnes & Noble College Booksellers, LLC	6699 Springfield Center Drive	Springfield	VA	22150	Northern Virginia Community College - Medical Education Campus	Store

Barnes & Noble College Booksellers, LLC	15200 Neabsco Mills Road	Woodbridge	VA	22191	Northern Virginia Community College - Woodbridge Campus	Store

Barnes & Noble College Booksellers, LLC	1211 S.E. Eagle Way	Bentonville	AR	72712	NorthWest Arkansas Community College	Store

Barnes & Noble College Booksellers, LLC	800 University Drive@Northwest Missouri State University	Maryville	MO	64468	Northwest Missouri State University	Store

Barnes & Noble College Booksellers, LLC	350 Sam Sibley Drive	Natchitoches	LA	71497	Northwestern State University Bookstore	Store

Barnes & Noble College Booksellers, LLC	1800 Line Avenue	Shreveport	LA	71101	Northwestern State University Nursing Education Center Bookstore	Store

Barnes & Noble College Booksellers, LLC	1999 S. Campus Drive	Evanston	IL	60208	Northwestern University	Store

Barnes & Noble College Booksellers, LLC	710 North Lake Shore Drive	Chicago	IL	60611	Northwestern University - Feinberg School of Medicine	Store

Barnes & Noble College Booksellers, LLC	University Park Plaza - Suite 3562, 3562 South University Drive	Davie	FL	33328	Nova Southeastern University	Store

Barnes & Noble College Booksellers, LLC	Boone Hall, 1 South Blvd	Nyack	NY	10960-4127	Nyack College	Store

Barnes & Noble College Booksellers, LLC	7000 Adventist Blvd.	Huntsville	AL	35896	Oakwood University	Store

Barnes & Noble College Booksellers, LLC	37 West College Street	Oberlin	OH	44074	Oberlin College	Store

Barnes & Noble College Booksellers, LLC	1191 Sunbury Road	Columbus	OH	43219	Ohio Dominican University	Store

Barnes & Noble College Booksellers, LLC	McIntosh Center, 402 West College Avenue	Ada	OH	45810	Ohio Northern University	Store

Barnes & Noble College Booksellers, LLC	1328 Dover Road	Wooster	OH	44691	Ohio State University Agricultural Technical Institute	Store

Barnes & Noble College Booksellers, LLC	2009 Millikin Road	Columbus	OH	43210	Ohio State University Bookstore	Store

Barnes & Noble College Booksellers, LLC	500 West University Box 61703	Shawnee	OK	74804	Oklahoma Baptist University	Store

Barnes & Noble College Booksellers, LLC	4585 West Seneca Turnpike	Syracuse	NY	13215	Onondaga Community College (SUNY)	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble College Booksellers, LLC	100 Hamill Street	Oxford	GA	30054	Oxford College Bookstore	Store

Barnes & Noble College Booksellers, LLC	41 Park Row	New York	NY	10038	Pace University - New York City Campus	Store

Barnes & Noble College Booksellers, LLC	861 Bedford Road	Pleasantville	NY	10570-2799	Pace University - Pleasantville/Briarcliff Campus	Store

Barnes & Noble College Booksellers, LLC	78 North Broadway	White Plains	NY	10603	Pace University School of Law - White Plains Campus	Store

Barnes & Noble College Booksellers, LLC	P.O. Box B-9 9 Angwin Plaza	Angwin	CA	94508-0902	Pacific Union College	Store

Barnes & Noble College Booksellers, LLC	8700 River Park Drive	Parkville	MO	64152	Park University	Store

Barnes & Noble College Booksellers, LLC	1600 Woodland Road	Abington	PA	19001	Penn State Abington	Store

Barnes & Noble College Booksellers, LLC	Beaver Stadium	University Park	PA	16802	Penn State All Sports Museum Gift Shop (SPECIALTY STORE)	Store

Barnes & Noble College Booksellers, LLC	Bookstore Building	Altoona	PA	16603	Penn State Altoona	Store

Barnes & Noble College Booksellers, LLC	HUB - Roberson Cultural Center, Penn State University	University Park	PA	16802	Penn State Barney’s Convenience Shop (SPECIALTY STORE)	Store

Barnes & Noble College Booksellers, LLC	100 University Drive	Monaca,	PA	15061	Penn State Beaver	Store

Barnes & Noble College Booksellers, LLC	Beaver Stadium	University Park	PA	16802	Penn State Beaver Stadium Memorabilia Shop (SPECIALTY STORE)	Store

Barnes & Noble College Booksellers, LLC	Tulpehocken Rd./PO Box 7009	Reading	PA	19610	Penn State Berks	Store

Barnes & Noble College Booksellers, LLC	25 Yearsley Mill Road	Media	PA	19063	Penn State Brandywine	Store

Barnes & Noble College Booksellers, LLC	College Place	DuBois	PA	15801	Penn State Dubois	Store

Barnes & Noble College Booksellers, LLC	Findlay Commons, Penn State University	University Park	PA	16802	Penn State East Halls Shop (SPECIALTY STORE)	Store

Barnes & Noble College Booksellers, LLC	4701 College Drive	Erie	PA	16563	Penn State Erie, The Behrend College	Store

Barnes & Noble College Booksellers, LLC	PO Box 519, Route 119N	Uniontown	PA	15401	Penn State Fayette, The Eberly Campus	Store

Barnes & Noble College Booksellers, LLC	30 East Swedesford Road, Main Building	Malvern	PA	19355	Penn State Great Valley School of Graduate Professional Studies	Store

Barnes & Noble College Booksellers, LLC	University Drive	McKeesport	PA	15132	Penn State Greater Allegheny	Store

Barnes & Noble College Booksellers, LLC	777 W. Harrisburg Pike	Middletown	PA	17057	Penn State Harrisburg	Store

Barnes & Noble College Booksellers, LLC	76 University Drive	Hazleton	PA	18202	Penn State Hazleton	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble College Booksellers, LLC	2809 Saucon Valley Road	Center Valley	PA	18034	Penn State Lehigh Valley	Store

Barnes & Noble College Booksellers, LLC	500 University Drive	Hershey	PA	17033	Penn State Milton S. Hershey Medical Center	Store

Barnes & Noble College Booksellers, LLC	1 Campus Drive	Mont Alto	PA	17237	Penn State Mont Alto	Store

Barnes & Noble College Booksellers, LLC	3550 Seventh Street Road	New Kensington	PA	15068	Penn State New Kensington	Store

Barnes & Noble College Booksellers, LLC	Nittany Lion Inn, Penn State University	University Park	PA	16802	Penn State Nittany Lion Inn Gift Shop (SPECIALTY STORE)	Store

Barnes & Noble College Booksellers, LLC	Penn Stater Conference Center, Penn State Research Park	University Park	PA	16802	Penn State Penn Stater Conference Center Gift Shop (SPECIALTY STORE)	Store

Barnes & Noble College Booksellers, LLC	200 University Drive	Schuylkill Haven	PA	17972	Penn State Schuylkill	Store

Barnes & Noble College Booksellers, LLC	147 Shenango Avenue	Sharon	PA	16146	Penn State Shenango	Store

Barnes & Noble College Booksellers, LLC	Bookstore Building	University Park	PA	16802	Penn State University Park	Store

Barnes & Noble College Booksellers, LLC	PO Box PSU Old Route 115	Lehman	PA	18627	Penn State Wilkes-Barre	Store

Barnes & Noble College Booksellers, LLC	120 Ridge View Drive	Dunmore	PA	18512	Penn State Worthington-Scranton	Store

Barnes & Noble College Booksellers, LLC	1031 Edgecomb Avenue	York	PA	17403	Penn State York	Store

Barnes & Noble College Booksellers, LLC	4190 City Ave., Suite 109	Philadelphia	PA	19131	Philadelphia College of Osteopathic Medicine	Store

Barnes & Noble College Booksellers, LLC	13 Spring Street	Exeter	NH	03833	Phillips Exeter Academy	Store

Barnes & Noble College Booksellers, LLC	PO Box 1838	Demorest	GA	30535	Piedmont College	Store

Barnes & Noble College Booksellers, LLC	620 North Emerald Road	Greenwood	SC	29648	Piedmont Technical College	Store

Barnes & Noble College Booksellers, LLC	805 Hambley Blvd., Suite One	Pikeville	KY	41501	Pikeville College	Store

Barnes & Noble College Booksellers, LLC	302 East Cleveland Street	Pittsburg	KS	66762-6865	Pittsburg State University	Store

Barnes & Noble College Booksellers, LLC	3900 Lomaland Drive	San Diego	CA	92106	Point Loma Nazarene University	Store

Barnes & Noble College Booksellers, LLC	201 Wood Street	Pittsburgh	PA	15222	Point Park University	Store

Barnes & Noble College Booksellers, LLC	Potomac State College 101 Fort Avenue	Keyser	WV	26726	Potomac State College of West Virginia University	Store

Barnes & Noble College Booksellers, LLC	202 South Halsted Street	Chicago Hts	IL	60411	Prairie State College	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble College Booksellers, LLC	Slavin Student Center	Providence	RI	02918	Providence College	Store

Barnes & Noble College Booksellers, LLC	Cloverdale Blvd/56th Ave.	Bayside	NY	11364	Queensborough Community College (CUNY)	Store

Barnes & Noble College Booksellers, LLC	2480 Rivermont Avenue	Lynchburg	VA	24503-1526	Randolph College	Store

Barnes & Noble College Booksellers, LLC	13300 West 6th Avenue	Lakewood	CO	80228	Red Rocks Community College	Store

Barnes & Noble College Booksellers, LLC	Ley Student Center, 6100 Main Street	Houston	TX	77005-1892	Rice University	Store

Barnes & Noble College Booksellers, LLC	16130 Lasselle Street	Moreno Valley	CA	92551	Riverside Community College - Moreno Valley Campus	Store

Barnes & Noble College Booksellers, LLC	2001 Third Street	Norco	CA	92860	Riverside Community College - Norco Campus	Store

Barnes & Noble College Booksellers, LLC	4800 Magnolia Avenue	Riverside	CA	92506-1242	Riverside Community College - Riverside City Campus	Store

Barnes & Noble College Booksellers, LLC	276 Patton Lane	Harriman	TN	37748	Roane State Community College	Store

Barnes & Noble College Booksellers, LLC	701 Briarcliff Avenue	Oak Ridge	TN	37830	Roane State Community College - Oak Ridge Branch Campus	Store

Barnes & Noble College Booksellers, LLC	6001 University Boulevard	Moon Township	PA	15108	Robert Morris University	Store

Barnes & Noble College Booksellers, LLC	Barnes & Noble #687 at Rock Valley College, 3301 N. Mulford Road	Rockford	IL	61114	Rock Valley College	Store

Barnes & Noble College Booksellers, LLC	1240 E. 53rd St/Massman Hall	Kansas City	MO	64110	Rockhurst University	Store

Barnes & Noble College Booksellers, LLC	1 Old Ferry Road, The Commons	Bristol	RI	02809	Roger Williams University	Store

Barnes & Noble College Booksellers, LLC	10 Metacom Avenue	Bristol	RI	02809	Roger Williams University School of Law	Store

Barnes & Noble College Booksellers, LLC	1701 W. Will Rogers Blvd	Claremore	OK	74017	Rogers State University	Store

Barnes & Noble College Booksellers, LLC	431 South Wabash Avenue	Chicago	IL	60605-1208	Roosevelt University - Chicago Campus	Store

Barnes & Noble College Booksellers, LLC	PO Box 1595	Salisbury	NC	28145-1595	Rowan-Cabarrus Community College - North Campus	Store

Barnes & Noble College Booksellers, LLC	1531 Trinity Church Road	Concord	NC	28027	Rowan-Cabarrus Community College - South Campus	Store

Barnes & Noble College Booksellers, LLC	Bradley Hall, 110 Warren Street	Newark	NJ	07102	Rutgers the State University of New Jersey Newark Campus	Store

Barnes & Noble College Booksellers, LLC	Ferren Mall, One Penn Plaza	New Brunswick	NJ	08901	Rutgers University	Store

Barnes & Noble College Booksellers, LLC	604 Bartholomew Road	Piscataway	NJ	08854	Rutgers University - Busch Campus Convenience Store	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble College Booksellers, LLC	613 George Street	New Brunswick	NJ	08903	Rutgers University - College Avenue Campus	Store

Barnes & Noble College Booksellers, LLC	Rutgers Student Center, 126 College Avenue	New Brunswick	NJ	08901	Rutgers University - College Avenue Campus Spirit Shop	Store

Barnes & Noble College Booksellers, LLC	56 Joyce Kilmer Avenue	Piscataway	NJ	08854	Rutgers University - Livingston Campus	Store

Barnes & Noble College Booksellers, LLC	Livingston Student Center, 84 Joyce Kilmer Avenue	Piscataway	NJ	08854	Rutgers University - Livingston Campus Sweet Shop	Store

Barnes & Noble College Booksellers, LLC	7400 Bay Road	University Ctr	MI	48710	Saginaw Valley State University	Store

Barnes & Noble College Booksellers, LLC	155 Roe Blvd.	Patchogue	NY	11772	Saint Joseph’s College - Suffolk Campus	Store

Barnes & Noble College Booksellers, LLC	222 Clinton Avenue	Brooklyn	NY	11205	Saint Joseph’s College, New York	Store

Barnes & Noble College Booksellers, LLC	Busch Student Center, 20 N. Grand Avenue	Saint Louis	MO	63103	Saint Louis University	Store

Barnes & Noble College Booksellers, LLC	5300 Pacific Avenue, SE	Lacey	WA	98503	Saint Martin’s University Bookstore	Store

Barnes & Noble College Booksellers, LLC	1928 St. Mary’s Road	Moraga	CA	94556	Saint Mary’s College of California	Store

Barnes & Noble College Booksellers, LLC	700 Terrace Heights, #11	Winona	MN	55987-1399	Saint Mary’s University of Minnesota	Store

Barnes & Noble College Booksellers, LLC	2500 Park Avenue South	Minneapolis	MN	55404	Saint Mary’s University of Minnesota Graduate Campus	Store

Barnes & Noble College Booksellers, LLC	2641 Kennedy Boulevard	Jersey City	NJ	07306	Saint Peter’s College	Store

Barnes & Noble College Booksellers, LLC	9 East Academy Street	Winston-Salem	NC	27101-5352	Salem Academy & College	Store

Barnes & Noble College Booksellers, LLC	Sam Houston State University, 1805 Avenue J - Box 2086	Huntsville	TX	77341	Sam Houston State University	Store

Barnes & Noble College Booksellers, LLC	8060 Spencer Highway	Pasadena	TX	77505	San Jacinto College Central	Store

Barnes & Noble College Booksellers, LLC	5800 Uvalde Road	Houston	TX	77049	San Jacinto College North	Store

Barnes & Noble College Booksellers, LLC	13735 Beamer Road	Houston	TX	77089	San Jacinto College South	Store

Barnes & Noble College Booksellers, LLC	One Washington Square	San Jose	CA	95192	San Jose State University	Store

Barnes & Noble College Booksellers, LLC	3395 Airport Rd.	Pinehurst	NC	28374	Sandhills Community College	Store

Barnes & Noble College Booksellers, LLC	Alameda & Market Sts.	Santa Clara	CA	95053	Santa Clara University	Store

Barnes & Noble College Booksellers, LLC	3000 NW 83rd Street - S Building Bookstore	Gainesville	FL	32606-2600	Santa Fe College	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble College Booksellers, LLC	1710 Broadway	Seattle	WA	98122	Seattle Central Community College	Store

Barnes & Noble College Booksellers, LLC	310 W. Bertona Street	Seattle	WA	98119	Seattle Pacific University	Store

Barnes & Noble College Booksellers, LLC	940 B Second Street	Portsmouth	OH	45662-4347	Shawnee State University	Store

Barnes & Noble College Booksellers, LLC	1247 East Siena Heights Drive	Adrian	MI	49221	Siena Heights University	Store

Barnes & Noble College Booksellers, LLC	250 Sierra College Drive	Grass Valley	CA	95945	Sierra College - Nevada County Campus	Store

Barnes & Noble College Booksellers, LLC	5000 Rocklin Road	Rocklin	CA	95677	Sierra College - Rocklin Campus	Store

Barnes & Noble College Booksellers, LLC	300 The Fenway	Boston	MA	02115	Simmons College	Store

Barnes & Noble College Booksellers, LLC	1801 E. Cotati Ave.	Rohnert Park	CA	94928-3613	Sonoma State University	Store

Barnes & Noble College Booksellers, LLC	6000 16th Avenue Southwest	Seattle	WA	98106	South Seattle Community College	Store

Barnes & Noble College Booksellers, LLC	3201 West Pecan	McAllen	TX	78501	South Texas College	Store

Barnes & Noble College Booksellers, LLC	800 West Rail Road	Weslaco	TX	78596	South Texas College Mid-Valley Campus	Store

Barnes & Noble College Booksellers, LLC	1303 San Jacinto Street	Houston	TX	77002	South Texas College of Law	Store

Barnes & Noble College Booksellers, LLC	142 FM 3167	Rio Grande	TX	78582	South Texas College Starr County Campus	Store

Barnes & Noble College Booksellers, LLC	PO Box 2583	Durant	OK	74701-0609	Southeastern Oklahoma State University	Store

Barnes & Noble College Booksellers, LLC	501 Crescent Street	New Haven	CT	06515	Southern Connecticut State University	Store

Barnes & Noble College Booksellers, LLC	3060 Mockingbird Lane	Dallas	TX	75205	Southern Methodist University	Store

Barnes & Noble College Booksellers, LLC	1100 S. Marietta Pkwy	Marietta	GA	30060	Southern Polytechnic State University	Store

Barnes & Noble College Booksellers, LLC	1701 Lafayette Parkway	Opelika	AL	36801	Southern Union State Community College - Opelika Campus	Store

Barnes & Noble College Booksellers, LLC	750 Roberts Street	Wadley	AL	36276	Southern Union State Community College - Wadley Campus	Store

Barnes & Noble College Booksellers, LLC	320 North O’Connell St.	Marshall	MN	56258	Southwest Minnesota State University	Store

Barnes & Noble College Booksellers, LLC	2500 Carlyle Avenue	Belleville	IL	62221-5899	Southwestern Illinois College - Belleville Campus	Store

Barnes & Noble College Booksellers, LLC	4950 Maryville Rd	Granite City	IL	62040	Southwestern Illinois College - Granite City Campus	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble College Booksellers, LLC	4000 Dauphin Street	Mobile	AL	36608	Spring Hill College	Store

Barnes & Noble College Booksellers, LLC	180 Remsen Street	Brooklyn	NY	11201	St. Francis College	Store

Barnes & Noble College Booksellers, LLC	3690 East Avenue	Rochester	NY	14618	St. John Fisher College	Store

Barnes & Noble College Booksellers, LLC	1936 North Street - Box 13057	Nacogdoches	TX	75962	Stephen F. Austin State University	Store

Barnes & Noble College Booksellers, LLC	Frank Melville Library Building, Room N0001	Stony Brook	NY	11794	Stony Brook University (SUNY)	Store

Barnes & Noble College Booksellers, LLC	817 West Walnut Street, Suite 2	Johnson City	TN	37604	Student Book Exchange (OFF CAMPUS East Tenn. State Univ.)	Store

Barnes & Noble College Booksellers, LLC	237 Farrell Hall	Delhi	NY	13753	SUNY Delhi	Store

Barnes & Noble College Booksellers, LLC	Box T-0850	Stephenville	TX	76402	Tarleton State University	Store

Barnes & Noble College Booksellers, LLC	1224 Amsterdam Avenue	New York	NY	10027	Teachers College, Columbia University	Store

Barnes & Noble College Booksellers, LLC	13th & Montgomery	Philadelphia	PA	19122	Temple University	Store

Barnes & Noble College Booksellers, LLC	580 Meetinghouse Road	Ambler	PA	19002	Temple University - Ambler Campus	Store

Barnes & Noble College Booksellers, LLC	1515 Market Street, 3rd fl.	Philadelphia	PA	19103	Temple University - Center City Campus	Store

Barnes & Noble College Booksellers, LLC	Broad & Ontario Streets	Philadelphia	PA	19140	Temple University - Health Sciences Campus	Store

Barnes & Noble College Booksellers, LLC	TTU Box 5075 - Dixie Avenue	Cookeville	TN	38505-0001	Tennessee Technological University	Store

Barnes & Noble College Booksellers, LLC	300 Joe Routt Blvd, 1241 TAMU	College Station	TX	77843-1241	Texas A&M University	Store

Barnes & Noble College Booksellers, LLC	6300 Ocean Drive	Corpus Christi	TX	78412-5599	Texas A&M University - Corpus Christi	Store

Barnes & Noble College Booksellers, LLC	820 University Blvd., MSC 127	Kingsville	TX	78363	Texas A&M University - Kingsville	Store

Barnes & Noble College Booksellers, LLC	1450 Gillette Boulevard	San Antonio	TX	78224	Texas A&M University - San Antonio	Store

Barnes & Noble College Booksellers, LLC	Brown Lupton University Union, 2901 Stadium Drive	Fort Worth	TX	76129	Texas Christian University	Store

Barnes & Noble College Booksellers, LLC	2950 West Berry St.	Fort Worth	TX	76109	Texas Christian University	Store

Barnes & Noble College Booksellers, LLC	3100 Cleburne Avenue	Houston	TX	77004	Texas Southern University	Store

Barnes & Noble College Booksellers, LLC	Student Union Building, 17th & Boston	Lubbock	TX	79409	Texas Tech University	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble College Booksellers, LLC	3601 4th Street, Room #2A206	Lubbock	TX	79430	Texas Tech University Health Sciences Center	Store

Barnes & Noble College Booksellers, LLC	405 Stadium Way	Pullman	WA	99163	The Bookie, Too	Store

Barnes & Noble College Booksellers, LLC	171 Moultrie Street	Charleston	SC	29409	The Citadel	Store

Barnes & Noble College Booksellers, LLC	3001 Southwest College Rd	Ocala	FL	34474	The College of Central Florida	Store

Barnes & Noble College Booksellers, LLC	3800 S. Lecanto Highway	Lecanto	FL	34461	The College of Central Florida - Citrus County Campus	Store

Barnes & Noble College Booksellers, LLC	2112 Cleveland Boulevard	Caldwell	ID	83605	The College of Idaho	Store

Barnes & Noble College Booksellers, LLC	1463 Mount Vernon Avenue	Marion	OH	43302	The Marion Campus Bookstore	Store

Barnes & Noble College Booksellers, LLC	Muenster University Center, 414 East Clark St.	Vermillion	SD	57069	The University of South Dakota	Store

Barnes & Noble College Booksellers, LLC	735 University Avenue	Sewanee	TN	37375	The University of the South Book & Supply Store	Store

Barnes & Noble College Booksellers, LLC	333 Thomas More Parkway	Crestview Hills	KY	41017	Thomas More College	Store

Barnes & Noble College Booksellers, LLC	1700 College Crescent, Kempsville Building, Room 123	Virginia Beach	VA	23453	Tidewater Community College - Virginia Beach Campus	Store

Barnes & Noble College Booksellers, LLC	225 Eastview Drive	Central Islip	NY	11722	Touro College Law Center	Store

Barnes & Noble College Booksellers, LLC	300 Summit Street, Mather Hall	Hartford	CT	06106	Trinity College	Store

Barnes & Noble College Booksellers, LLC	One Trinity Place #38	San Antonio	TX	78212-7200	Trinity University	Store

Barnes & Noble College Booksellers, LLC	Trojan Center	Troy	AL	36082	Troy University	Store

Barnes & Noble College Booksellers, LLC	501 University Drive	Dothan	AL	36303	Troy University - Dothan	Store

Barnes & Noble College Booksellers, LLC	231 Montgomery Street	Montgomery	AL	36104	Troy University - Montgomery	Store

Barnes & Noble College Booksellers, LLC	One University Place	Phenix City	AL	36869	Troy University - Phenix City	Store

Barnes & Noble College Booksellers, LLC	901 South Franklin Street	Kirksville	MO	63501	Truman State University	Store

Barnes & Noble College Booksellers, LLC	46 Professors Row.	Medford	MA	02155	Tufts University	Store

Barnes & Noble College Booksellers, LLC	116 Harrison Avenue	Boston	MA	02111	Tufts University - Health Sciences Campus	Store

Barnes & Noble College Booksellers, LLC	29 McAlister Drive, LBC Building	New Orleans	LA	70118	Tulane University	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble College Booksellers, LLC	1430 Tulane Ave.	New Orleans	LA	70112	Tulane University School of Medicine	Store

Barnes & Noble College Booksellers, LLC	444 East Grand Avenue	Beloit	WI	53511	Turtle Creek Books, The Beloit College Bookstore	Store

Barnes & Noble College Booksellers, LLC	9636 Gudelsky Drive	Rockville	MD	20850	Universities at Shady Grove	Store

Barnes & Noble College Booksellers, LLC	1400 Washington Avenue	Albany	NY	12222	University at Albany (SUNY)	Store

Barnes & Noble College Booksellers, LLC	601 Cooper Street	Camden	NJ	08102	University District Bookstore	Store

Barnes & Noble College Booksellers, LLC	303 E Carroll Street	Akron	OH	44325-4605	University of Akron	Store

Barnes & Noble College Booksellers, LLC	Polsky Building, 3rd Floor, 225 S Main Street	Akron	OH	44325-6010	University of Akron - Polsky Campus	Store

Barnes & Noble College Booksellers, LLC	1901 Smuckers Road	Orrville	OH	44667	University of Akron - Wayne College	Store

Barnes & Noble College Booksellers, LLC	150 Hill University Center, 1400 7th Avenue, South	Birmingham	AL	35233	University of Alabama at Birmingham	Store

Barnes & Noble College Booksellers, LLC	University Center - 301 Sparkman Drive	Huntsville	AL	35899	University of Alabama in Huntsville	Store

Barnes & Noble College Booksellers, LLC	2801 South University Avenue	Little Rock	AR	72204	University of Arkansas at Little Rock	Store

Barnes & Noble College Booksellers, LLC	1201 Mc Math Avenue	Little Rock	AR	72202	University of Arkansas at Little Rock - William H. Bowen School of Law	Store

Barnes & Noble College Booksellers, LLC	5210 Grand Avenue	Fort Smith	AR	72903	University of Arkansas Fort Smith	Store

Barnes & Noble College Booksellers, LLC	21 West Mount Royal Avenue	Baltimore	MD	21201	University of Baltimore Market Place	Store

Barnes & Noble College Booksellers, LLC	201 Donaghey	Conway	AR	72035	University of Central Arkansas	Store

Barnes & Noble College Booksellers, LLC	4000 Central Florida Blvd., Bldg 26	Orlando	FL	32816-2444	University of Central Florida	Store

Barnes & Noble College Booksellers, LLC	9907 Universal Blvd.	Orlando	FL	32819	University of Central Florida - Rosen School of Hospitality Management	Store

Barnes & Noble College Booksellers, LLC	100 North University Drive	Edmond	OK	73034	University of Central Oklahoma	Store

Barnes & Noble College Booksellers, LLC	970 East 58th Street	Chicago	IL	60637	University of Chicago	Store

Barnes & Noble College Booksellers, LLC	1111 Broadway	Boulder	CO	80302	University of Colorado at Boulder (OFF CAMPUS)	Store

Barnes & Noble College Booksellers, LLC	Perkins Student Center, 325 Academy Street	Newark	DE	19717	University of Delaware	Store

Barnes & Noble College Booksellers, LLC	325 Academy Street	Newark	DE	19717	University of Delaware You Dee Shop (SPECIALTY STORE)	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble College Booksellers, LLC	4001 W. McNicols	Detroit	MI	48221	University of Detroit Mercy	Store

Barnes & Noble College Booksellers, LLC	651 E. Jefferson	Detroit	MI	48226	University of Detroit Mercy School of Law	Store

Barnes & Noble College Booksellers, LLC	126 University Center	Houston	TX	77004-3033	University of Houston	Store

Barnes & Noble College Booksellers, LLC	2700 Bay Area Blvd	Houston	TX	77058	University of Houston - Clear Lake	Store

Barnes & Noble College Booksellers, LLC	1 Main Street/Suite 351	Houston	TX	77002-3651	University of Houston - Downtown	Store

Barnes & Noble College Booksellers, LLC	4700 Calhoun Road, Suite R101	Houston	TX	77004	University of Houston Calhoun Lofts Bookstore	Store

Barnes & Noble College Booksellers, LLC	14004 University Blvd, Suite 147	Sugar Land	TX	77479	University of Houston Sugar Land	Store

Barnes & Noble College Booksellers, LLC	Student Activity Center	Louisville	KY	40292	University of Louisville	Store

Barnes & Noble College Booksellers, LLC	555 South Floyd Street	Louisville	KY	40202	University of Louisville School of Medicine	Store

Barnes & Noble College Booksellers, LLC	222 North Pine Street	Baltimore City	MD	21201	University of Maryland Baltimore	Store

Barnes & Noble College Booksellers, LLC	Stamp Student Union Building	College Park	MD	20742	University of Maryland College Park	Store

Barnes & Noble College Booksellers, LLC	151 Merrimack Street	Lowell	MA	01852	University of Massachusetts Lowell - Downtown (TRADE ONLY STORE)	Store

Barnes & Noble College Booksellers, LLC	One University Avenue	Lowell	MA	01854	University of Massachusetts Lowell - North Campus	Store

Barnes & Noble College Booksellers, LLC	1 Solomont Way	Lowell	MA	01854	University of Massachusetts Lowell - South Campus	Store

Barnes & Noble College Booksellers, LLC	2101 Bonisteel Blvd	Ann Arbor	MI	48109	University of Michigan - Ann Arbor North Campus	Store

Barnes & Noble College Booksellers, LLC	4901 Evergreen Road	Dearborn	MI	48128	University of Michigan - Dearborn	Store

Barnes & Noble College Booksellers, LLC	303 So. Saginaw St.	Flint	MI	48502	University of Michigan - Flint	Store

Barnes & Noble College Booksellers, LLC	PO Box 819	University	MS	38677	University of Mississippi	Store

Barnes & Noble College Booksellers, LLC	4505 South Maryland Pkwy Box 1056	Las Vegas	NV	89154-1056	University of Nevada - Las Vegas	Store

Barnes & Noble College Booksellers, LLC	83 Main Street, Memorial Union Building	Durham	NH	03824	University of New Hampshire	Store

Barnes & Noble College Booksellers, LLC	400 Commercial Street	Manchester	NH	03101	University of New Hampshire at Manchester	Store

Barnes & Noble College Booksellers, LLC	9201 University City Boulevard	Charlotte	NC	28223	University of North Carolina at Charlotte	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble College Booksellers, LLC	320 East 9th Street	Charlotte	NC	28027	University of North Carolina at Charlotte - Center City Bookstore	Store

Barnes & Noble College Booksellers, LLC	Elliott University Center, 507 Stirlling Street, UNCG Campus	Greensboro	NC	27412	University of North Carolina at Greensboro	Store

Barnes & Noble College Booksellers, LLC	601 South College Road	Wilmington	NC	28403-5916	University of North Carolina at Wilmington	Store

Barnes & Noble College Booksellers, LLC	2045 10th Avenue, University Center	Greeley	CO	80639	University of Northern Colorado	Store

Barnes & Noble College Booksellers, LLC	1721 Hartzler Rd	Lima	OH	45805	University of Northwestern Ohio	Store

Barnes & Noble College Booksellers, LLC	3601 Walnut Street-University Square	Philadelphia	PA	19104-3895	University of Pennsylvania	Store

Barnes & Noble College Booksellers, LLC	5000 North Willamette Blvd	Portland	OR	97203	University of Portland	Store

Barnes & Noble College Booksellers, LLC	1239 E. Colton Ave.	Redlands	CA	92374	University of Redlands	Store

Barnes & Noble College Booksellers, LLC	735 Library Road, Frederick Douglass Building	Rochester	NY	14627	University of Rochester	Store

Barnes & Noble College Booksellers, LLC	601 Elmwood Avenue	Rochester	NY	14642	University of Rochester - School of Medicine & Dentistry	Store

Barnes & Noble College Booksellers, LLC	25 Gibbs Street	Rochester	NY	14604	University of Rochester - The Eastman School of Music	Store

Barnes & Noble College Booksellers, LLC	2701 Spring Street, Pope John Paul II Center	Ft. Wayne	IN	46808	University of Saint Francis	Store

Barnes & Noble College Booksellers, LLC	The Russell House, 1400 Greene Street	Columbia	SC	29208	University of South Carolina	Store

Barnes & Noble College Booksellers, LLC	Campus Center, 65 University Parkway	Bluffton	SC	29909	University of South Carolina Beaufort	Store

Barnes & Noble College Booksellers, LLC	701 South Main Street	Columbia	SC	29208	University of South Carolina School of Law	Store

Barnes & Noble College Booksellers, LLC	4202 East Fowler Avenue MDC-1050	Tampa	FL	33620-9951	University of South Florida Health Sciences	Store

Barnes & Noble College Booksellers, LLC	6301 North Tamiami Trail	Sarasota	FL	34243-2155	University of South Florida Sarasota-Manatee & New College of Florida	Store

Barnes & Noble College Booksellers, LLC	4202 East Fowler Avenue, BKS0269	Tampa	FL	33620-6651	University of South Florida Tampa	Store

Barnes & Noble College Booksellers, LLC	121 West Memorial Drive	Hattiesburg	MS	39406-5062	University of Southern Mississippi	Store

Barnes & Noble College Booksellers, LLC	1520 Broad Avenue	Gulfport	MS	39501	University of Southern Mississippi - Gulf Park Campus	Store

Barnes & Noble College Booksellers, LLC	500 Wilcox Street	Joliet	IL	60435	University of St. Francis	Store

Barnes & Noble College Booksellers, LLC	200 Poe Parkway	Tampa	FL	33606	University of Tampa	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble College Booksellers, LLC	651-A East Fifth Street, University Center	Chattanooga	TN	37403	University of Tennessee at Chattanooga	Store

Barnes & Noble College Booksellers, LLC	11 Wayne Fisher Drive, 245 Boling University Center	Martin	TN	38238-5068	University of Tennessee at Martin	Store

Barnes & Noble College Booksellers, LLC	910 Madison Avenue	Memphis	TN	38163	University of Tennessee Health Science Center	Store

Barnes & Noble College Booksellers, LLC	83 Fort Brown	Brownsville	TX	78520-4956	University of Texas at Brownsville / Texas Southmost College	Store

Barnes & Noble College Booksellers, LLC	3900 University Blvd.	Tyler	TX	75799	University of Texas at Tyler	Store

Barnes & Noble College Booksellers, LLC	7703 Floyd Curl Drive, Garage B	San Antonio	TX	78229	University of Texas Health Science Center at San Antonio	Store

Barnes & Noble College Booksellers, LLC	7325 College Station Drive	Williamsburg	KY	40769	University of the Cumberlands	Store

Barnes & Noble College Booksellers, LLC	901 Presidents Drive	Stockton	CA	95211	University of the Pacific	Store

Barnes & Noble College Booksellers, LLC	4140 Woodland Ave, 1st Floor	Philadelphia	PA	19104	University of the Sciences	Store

Barnes & Noble College Booksellers, LLC	1 Towerview Boulevard East	Toledo	OH	43606	University of Toledo	Store

Barnes & Noble College Booksellers, LLC	3025 Library Circle, Mail Stop #1016	Toledo	OH	43614-2598	University of Toledo Health Science Campus	Store

Barnes & Noble College Booksellers, LLC	BN223 Davies Center, 105 Garfield Avenue	Eau Claire	WI	54702	University of Wisconsin - Eau Claire	Store

Barnes & Noble College Booksellers, LLC	579 College Way	Urbana	OH	43078	Urbana University	Store

Barnes & Noble College Booksellers, LLC	Main Street	Collegeville	PA	19426-2562	Ursinus College	Store

Barnes & Noble College Booksellers, LLC	1600 Burrstone Road	Utica	NY	13502	Utica College	Store

Barnes & Noble College Booksellers, LLC	124 Raymond Avenue Box 716	Poughkeepsie	NY	12604	Vassar College	Store

Barnes & Noble College Booksellers, LLC	86-01 23rd Avenue	Flushing	NY	11369	Vaughn College of Aeronautics & Technology	Store

Barnes & Noble College Booksellers, LLC	601 North 10th Street	Richmond	VA	23298	Virginia Commonwealth University Medical College	Store

Barnes & Noble College Booksellers, LLC	418 VMI Parade	Lexington	VA	24450	Virginia Military Institute - Keydet Bookstore	Store

Barnes & Noble College Booksellers, LLC	1 Campus Road	Staten Island	NY	10301-4428	Wagner College	Store

Barnes & Noble College Booksellers, LLC	3838 Livernois Road	Troy	MI	48083	Walsh College	Store

Barnes & Noble College Booksellers, LLC	41500 Gardenbrook Road	Novi	MI	48375-1313	Walsh College - Novi Campus	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble College Booksellers, LLC	2020 East Maple Street	North Canton	OH	44720	Walsh University	Store

Barnes & Noble College Booksellers, LLC	500 South Davy Crockett Parkway	Morristown	TN	37813	Walters State Community College	Store

Barnes & Noble College Booksellers, LLC	300 Washington Avenue	Chestertown	MD	21620-1197	Washington College	Store

Barnes & Noble College Booksellers, LLC	P.O. Box 549	Pullman	WA	99163	Washington State University	Store

Barnes & Noble College Booksellers, LLC	East 410 Spokane Falls Blvd.	Spokane	WA	99202	Washington State University - Spokane Campus	Store

Barnes & Noble College Booksellers, LLC	2710 University Drive	Richland	WA	99354	Washington State University - Tri-Cities Campus	Store

Barnes & Noble College Booksellers, LLC	14200 NE Salmon Creek Avenue, Students Book Corporation	Vancouver	WA	98686	Washington State University - Vancouver Campus	Store

Barnes & Noble College Booksellers, LLC	4905 Children’s Place	St. Louis	MO	63110	Washington University in St. Louis School of Medicine	Store

Barnes & Noble College Booksellers, LLC	4800 East Huron River Drive PO Box D-1	Ann Arbor	MI	48106-1610	Washtenaw Community College	Store

Barnes & Noble College Booksellers, LLC	82 West Warren	Detroit	MI	48202	Wayne State University	Store

Barnes & Noble College Booksellers, LLC	5221 Gullen Mall	Detroit	MI	48202	Wayne State University (SPECIALTY STORE)	Store

Barnes & Noble College Booksellers, LLC	424 East 70 Street	New York	NY	10021	Weill Medical College of Cornell University	Store

Barnes & Noble College Booksellers, LLC	College Square	Dover	DE	19901	Wesley College	Store

Barnes & Noble College Booksellers, LLC	P.O. Box 295 CSC Box 107, Rt 88 College Union	West Liberty	WV	26074	West Liberty University	Store

Barnes & Noble College Booksellers, LLC	14000 Fruitvale Avenue	Saratoga	CA	95070	West Valley College	Store

Barnes & Noble College Booksellers, LLC	150 Park Avenue	Weirton	WV	26062	West Virginia Northern Community College - Weirton Campus	Store

Barnes & Noble College Booksellers, LLC	1704 Market Street	Wheeling	WV	26003-3699	West Virginia Northern Community College - Wheeling Campus	Store

Barnes & Noble College Booksellers, LLC	West Virginia Univ./PO Box 6357 / College Avenue	Morgantown	WV	26506-6357	West Virginia University	Store

Barnes & Noble College Booksellers, LLC	300 Campus Drive	Parkersburg	WV	26104	West Virginia University at Parkersburg	Store

Barnes & Noble College Booksellers, LLC	G-58 Brooke Tower	Morgantown	WV	26506	West Virginia University Evansdale Campus	Store

Barnes & Noble College Booksellers, LLC	West Virginia Univ./PO Box 9825	Morgantown	WV	26506-9825	West Virginia University Health Sciences Center	Store

Barnes & Noble College Booksellers, LLC	405 Fayette Pike	Montgomery	WV	25136	West Virginia University Institute of Technology	Store

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble College Booksellers, LLC	West Virginia Univ./ Box 6130	Morgantown	WV	26506-6130	West Virginia University School of Law	Store

Barnes & Noble College Booksellers, LLC	Campus Center, 59 College Avenue	Buckhannon	WV	26201	West Virginia Wesleyan College	Store

Barnes & Noble College Booksellers, LLC	181 White Street / Student Center	Danbury	CT	06810	Western Connecticut State University	Store

Barnes & Noble College Booksellers, LLC	Lake Avenue Extension University Boulevard	Danbury	CT	06810	Western Connecticut State University - Westside Campus	Store

Barnes & Noble College Booksellers, LLC	Ely Hall, 577 Western Avenue	Westfield	MA	01085	Westfield State College	Store

Barnes & Noble College Booksellers, LLC	911 Boling Highway	Wharton	TX	77488	Wharton County Junior College	Store

Barnes & Noble College Booksellers, LLC	5333 FM 1640	Richmond	TX	77469	Wharton County Junior College - Fort Bend Technical Center	Store

Barnes & Noble College Booksellers, LLC	498 Tuscan Avenue	Hattiesburg	MS	39401	William Carey University	Store

Barnes & Noble College Booksellers, LLC	500 College Hill	Liberty	MO	64068-1896	William Jewell College	Store

Barnes & Noble College Booksellers, LLC	Woodlawn at Ward	Springfield	OH	45504	Wittenberg University	Store

Barnes & Noble College Booksellers, LLC	100 Institute Road	Worcester	MA	01609	Worcester Polytechnic Institute	Store

Barnes & Noble College Booksellers, LLC	32000 Campus Drive	Salisbury	MD	21804	Wor-Wic Community College	Store

Barnes & Noble College Booksellers, LLC	E 182 Student Union	Dayton	OH	45435	Wright State University	Store

Barnes & Noble College Booksellers, LLC	4980 Dixon Street	New Orleans	LA	70125	Xavier University of Louisiana	Store

Barnes & Noble College Booksellers, LLC	77 Broadway @ York Square	New Haven	CT	06511	Yale University	Store

Barnes & Noble College Booksellers, LLC	94-20 Guy R. Brewer Rd.	Jamaica	NY	11451	York College (CUNY)	Store

Barnes & Noble College Booksellers, LLC	452 South Anderson Road	Rock Hill	SC	29730	York Technical College	Store

Barnes & Noble College Booksellers, LLC	66 Cedar Street	Newington	CT	06111	GKN Associates	Office space

Barnes & Noble College Booksellers, LLC	90-C Raynor Avenue	Ronkonkoma	NY	11779	Lejon Associates LLC	Office space

Barnes & Noble College Booksellers, LLC	2605 Sagebrush Drive	Flower Mound	TX	75028	North Park Terrace Apartments V, Ltd. (Merged w/Original Westwood Plaza Apartments)	Office space

Barnes & Noble College Booksellers, LLC	33 East 17th Street	New York	NY	10003	Barnes & Noble, Inc.	Office space

Barnes & Noble College Booksellers, LLC	120 Mountain View Boulevard	Basking Ridge	NJ	07920	KBSII Mountain View, LLC (New Owner name)	Office space

Loan Party Lessee	Address	City	State	Zip	Lessor	Type of Location
Barnes & Noble College Booksellers, LLC	120 Broadway	Menands	NY	12206	120 (Albany) Broadway, LLC	Office space

Barnes & Noble College Booksellers, LLC	817-827 West 12th Street	Austin	TX	78701	EKB2305, L.P. (Formerly LTDB, LLC)	Storage space

Barnes & Noble College Booksellers, LLC	124 Robert Hall Court	Chesapeake	VA	23324	Battlefield Industrial Park Associates, LLP	Storage space

SCHEDULE 5.08(b)

TO CREDIT AGREEMENT

Existing Liens

NONE

SCHEDULE 5.08(c)

TO CREDIT AGREEMENT

Existing Investments

1.	Investments set forth on Schedule 7.02.

2.	Investments permitted by Section 7.02(b).

3.	Advances to officers, directors and employees for travel, entertainment, relocation and analogous ordinary business purposes, which as of the Closing Date do not exceed $5,000,000 in the aggregate.

4.	Investments in Subsidiaries comprising Loan Parties and Immaterial Subsidiaries.

5.	Existing Guarantees of Permitted Indebtedness.

6.	Extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business.

7.	Swap Contracts not exceeding $250,000,000 and otherwise permitted pursuant to the Credit Agreement.

SCHEDULE 5.08(d)

TO CREDIT AGREEMENT

Existing Indebtedness

1.	The Secured Obligations.

2.	Indebtedness listed on Schedule 7.03.

3.	Inter-company indebtedness permitted pursuant to the Credit Agreement.

4.	Swap Contracts not exceeding $250,000,000 and otherwise permitted pursuant to the Credit Agreement.

5.	Purchase money Indebtedness not exceeding $100,000,000 and otherwise permitted pursuant to the Credit Agreement.

6.	Contingent liabilities under surety bonds or similar instruments incurred in the ordinary course of business in connection with the construction or improvement of Stores.

7.	The Seller Note.

8.	Indebtedness permitted pursuant to Sections 7.03(l) and (m) existing on the Closing Date.

9.	Other Indebtedness outstanding on the Closing Date not exceeding $50,000,000.

SCHEDULE 5.09

TO CREDIT AGREEMENT

Environmental Matters

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(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

SCHEDULE 5.10

TO CREDIT AGREEMENT

Insurance

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Policy Period
Type of Policy and Coverage	Limit of Liability	From	To	Company	Policy Number	Premium
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(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

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(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

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(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

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(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

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(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

SCHEDULE 5.12

TO CREDIT AGREEMENT

ERISA Events

As of December 31, 1999, employees of the Company who had been at the Company at least 1 year and worked 1,000 hours were covered under a noncontributory defined benefit pension plan (the “Pension Plan”). As of January 1, 2000, the Pension Plan was amended so that employees no longer earn benefits for subsequent service. Effective December 31, 2004, the barnesandnoble.com llc (“Barnes & Noble.com”) Employees’ Retirement Plan (the “B&N.com Retirement Plan”) was merged with the Pension Plan. Substantially all employees of Barnes & Noble.com were covered under the B&N.com Retirement Plan. As of July 1, 2000, the B&N.com Retirement Plan was amended so that employees no longer earn benefits for subsequent service. Subsequent service continues to be the basis for vesting of benefits not yet vested at December 31, 1999 and June 30, 2000 for the Pension Plan and the B&N.com Retirement Plan, respectively, and the Pension Plan will continue to hold assets and pay benefits. The actuarial assumptions used to calculate pension costs are reviewed annually. The unfunded pension liability as of April 2, 2011 was $12,295,365.

SCHEDULE 5.13

TO CREDIT AGREEMENT

Subsidiaries; Equity Interests

(a) Subsidiaries

Subsidiary Legal Name	Jurisdiction for Formation	Loan Party (Equity Interest Owner)	Total Authorized Equity Interests	% Owned
B. Dalton Bookseller, LLC	Delaware	Barnes & Noble Booksellers, Inc.	Not applicable for LLC	100%
Barnes & Noble BookQuest LLC	Delaware	barnesandnoble.com llc	Not applicable for LLC	100%
Barnes & Noble Booksellers, Inc.	Delaware	Barnes & Noble, Inc.	200 shares of common stock, $0.001 par value per share	100%
Barnes & Noble College Booksellers, LLC	Delaware	Barnes & Noble Booksellers, Inc.	Not applicable for LLC	100%
Barnes & Noble International LLC	Delaware	barnesandnoble.com llc	Not applicable for LLC	100%
Barnes & Noble Marketing Services Corp.	Florida	Barnes & Noble, Inc.	200 shares	100%
Barnes & Noble Marketing Services LLC	Virginia	Barnes & Noble Booksellers, Inc.	Not applicable for LLC	100%
Barnes & Noble Purchasing, Inc.	New York	Barnes & Noble Services, Inc.	200 shares, no par value	100%
Barnes & Noble Services, Inc.	New York	Barnes & Noble, Inc.	200 shares of common stock, $0.01 par value per share	100%

Subsidiary Legal Name	Jurisdiction for Formation	Loan Party (Equity Interest Owner)	Total Authorized Equity Interests	% Owned
Barnes & Noble (Shanghai) Information Technology Co., Ltd.	People’s Republic of China	Barnes & Noble International LLC	Not applicable	100%
barnesandnoble.com llc	Delaware	Barnes & Noble Booksellers, Inc.	Not applicable for LLC	100%
Begin Smart LLC	Delaware	Sterling Publishing Co., Inc.	Not applicable for LLC	100%
Chelsea Insurance Company Ltd.	Bermuda	Barnes & Noble, Inc.	120,000 shares, $1.00 par value per share	100%
Fictionwise LLC	Delaware	barnesandnoble.com llc	Not applicable for LLC	100%
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Palm Digital Media, Inc	Massachusetts	PalmGear, Inc.	200,000 shares of common stock, $0.01 par value per share 8,876 shares of preferred stock, $0.01 par value per share	100%
PalmGear, Inc.	Tennessee	Fictionwise LLC	100,000 shares of common stock, $0.01 par value per share	100%
Pondview Books LLC	Delaware	Barnes & Noble Purchasing, Inc.	Not applicable for LLC	100%
SparkNotes LLC	New York	Barnes & Noble, Inc.	Not applicable for LLC	100%
(***)†

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

Subsidiary Legal Name	Jurisdiction for Formation	Loan Party (Equity Interest Owner)	Total Authorized Equity Interests	% Owned
Sterling Publishing Co., Inc.	Delaware	Barnes & Noble, Inc.	1,000 shares of common stock, $1.00 par value per share	100%
Tikatok LLC	Delaware	barnesandnoble.com llc	Not applicable for LLC	100%
West Egg Communications LLC	New York	Barnes & Noble, Inc.	Not applicable for LLC	50%

(b) Equity Interests

NONE

SCHEDULE 5.18

TO CREDIT AGREEMENT

Collective Bargaining Agreements

1.	Barnes & Noble College Booksellers, LLC Collective Bargaining Agreements:

•	Bradley University - Teamsters, Chauffeurs, Helpers Local 627

•	Temple University - National Union of Hospital Health Care Employees District 1199

•	University of Chicago - Healthcare, Professional, Technical, Office, Warehouse Mail Order Employees - Local 743

2.	Sterling Publishing Corp. Collective Bargaining Agreement:

•	Local 2326 UAW, 56 Vineyards Road, Edison NJ 08817

SCHEDULE 5.21(a)

TO CREDIT AGREEMENT

DDAs

Barnes & Noble Inc.

Bank	Division	Account#	Depository Contact Information	Blocked Account
Bank of America	Barnes & Noble Booksellers, Inc.	(***)†	(***)†
NC1-002-27-27-05	Barnes & Noble, Inc.	(***)†
101 S Tyron Street	Barnes & Noble Booksellers, Inc.	(***)†
Charlotte, NC 25255-0001	Barnes & Noble, Inc.	(***)†
	Barnes & Noble Purchasing, Inc.[2]	(***)†
	Barnes & Noble International LLC[3]	(***)†

Store Accounts
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[2]	This account is a petty cash account that at no time has a balance greater than $20,000 and therefore no DDA Notification is delivered in connection therewith.
[3]	Within 30 days of the Closing Date, there will be a zero balance in this account and therefore no DDA Notification is delivered in connection therewith.

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

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(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

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Capital One 201 St. Charles Avenue	Barnes & Noble, Inc.	(***)†	(***)†

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

29th Floor New Orleans, LA 70170
Citizens	Barnes & Noble Booksellers, Inc.	(***)†	(***)†
100 South Second Street
Harrisburg, PA 17101
Comerica	Barnes & Noble Booksellers, Inc.	(***)†	(***)†
500 Woodward Avenue
Detroit, MI 48226
Fifth Third Bank	Barnes & Noble Booksellers, Inc.	(***)†	(***)†
38 Fountain Sq Plaza
MD 1090Y3
Cincinnati, OH 45263
First Hawaiian Bank	Barnes & Noble Booksellers, Inc.	(***)†	(***)†
999 Bishop St. 11th Floor
Honolulu, HI 96813
JP Morgan Chase	Barnes & Noble Inc.	(***)†	(***)†	Yes
1 Chase Plaza 8th Floor	Barnes & Noble Inc.	(***)†
New York, NY 10005-1401	Barnes & Noble Booksellers, Inc.	(***)†
	Barnes & Noble Inc.	(***)†
	barnesandnoble.com llc	(***)†		Yes
	barnesandnoble.com llc	(***)†
	barnesandnoble.com llc	(***)†
	Barnes & Noble Booksellers, Inc.	(***)†
	Sterling Publishing, Inc.	(***)†		Yes
	Sterling Publishing, Inc.	(***)†
	Sterling Publishing, Inc.	(***)†
	Sterling Publishing, Inc.	(***)†
Store Accounts
(***)†
(***)†

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

(***)†
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M&T Bank	Barnes & Noble Booksellers, Inc.	(***)†	(***)†
25 South Charles Street
Baltimore, MD 21201
PNC	Barnes & Noble Booksellers, Inc.	(***)†	(***)†
Two Tower Center	Barnes & Noble Booksellers, Inc.	(***)†
East Brunswick, NJ 08816	Barnes & Noble Booksellers, Inc.	(***)†
Regions Bank	Barnes & Noble Booksellers, Inc.	(***)†	(***)†
1900 Fifth Ave. North
P.O Box 10247 (35202)		Store Accounts
Birmingham, AL 35203		(***)†
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Sovereign Bank	Barnes & Noble Booksellers, Inc.	(***)†	(***)†

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

75 State Street	Barnes & Noble Booksellers, Inc.	(***)†
Boston, MA 02109
Suntrust Bank	Barnes & Noble Booksellers, Inc.	(***)†	(***)†
25 Park Place	Barnes & Noble.COM LLC	(***)†
Atlanta, GA 30303
UMB	Barnes & Noble Booksellers, Inc.	(***)†	(***)†
730 Citadel Dr. E
Colorado Springs, CO 80909
Union Bank	Barnes & Noble Booksellers, Inc.	(***)†	(***)†
445 South Figueroa Street
Los Angeles, CA 90071
US Bank	Barnes & Noble Booksellers, Inc.	(***)†	(***)†
350 Euclid Avenue 11th Floor	Barnes & Noble Booksellers, Inc.	(***)†
Cleveland, OH 44114
Store Accounts
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Wells Fargo Bank	Barnes & Noble Booksellers, Inc.	(***)†	(***)†
707 Wilshire Blvd, 13th Floor	Barnes & Noble Booksellers, Inc.	(***)†		Yes
Los Angeles, CA 90017	Barnes & Noble Booksellers, Inc.	(***)†
	Barnes & Noble Booksellers, Inc.	(***)†
	Barnes & Noble Booksellers, Inc.	(***)†
	Barnes & Noble Booksellers, Inc.	(***)†
	Barnes & Noble Marketing Services Corp.	(***)†		Yes
	Barnes & Noble Marketing Services LLC	(***)†
	Barnes & Noble Booksellers, Inc.	(***)†
Store Accounts
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Branch Banking & Trust Company	Barnes & Noble Booksellers, Inc.	(***)†
Community Bank	Barnes & Noble Booksellers, Inc.	(***)†
First Interstate Bank-MT	Barnes & Noble Booksellers, Inc.	(***)†
Citibank	Barnes & Noble Booksellers, Inc.	(***)†

Barnes & Noble College Booksellers, LLC

Retail Accounts

Store #	Bank Name	Account #	Depository Contact Information	Blocked Account Bank
578	BANCFIRST	(***)†	(***)†	NO
10	Bank of America	(***)†	(***)†	NO
20	Bank of America	(***)†	(***)†	NO
25	Bank of America	(***)†	(***)†	NO
26	Bank of America	(***)†	(***)†	NO
28	Bank of America	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

31	Bank of America	(***)†	(***)†	NO
32	Bank of America	(***)†	(***)†	NO
34	Bank of America	(***)†	(***)†	NO
42	Bank of America	(***)†	(***)†	NO
47	Bank of America	(***)†	(***)†	NO
50	Bank of America	(***)†	(***)†	NO
51	Bank of America	(***)†	(***)†	NO
52	Bank of America	(***)†	(***)†	NO
53	Bank of America	(***)†	(***)†	NO
78	Bank of America	(***)†	(***)†	NO
80	Bank of America	(***)†	(***)†	NO
83	Bank of America	(***)†	(***)†	NO
87	Bank of America	(***)†	(***)†	NO
89	Bank of America	(***)†	(***)†	NO
92	Bank of America	(***)†	(***)†	NO
98	Bank of America	(***)†	(***)†	NO
99	Bank of America	(***)†	(***)†	NO
100	Bank of America	(***)†	(***)†	NO
117	Bank of America	(***)†	(***)†	NO
126	Bank of America	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

149	Bank of America	(***)†	(***)†	NO
150	Bank of America	(***)†	(***)†	NO
153	Bank of America	(***)†	(***)†	NO
158	Bank of America	(***)†	(***)†	NO
160	Bank of America	(***)†	(***)†	NO
161	Bank of America	(***)†	(***)†	NO
162	Bank of America	(***)†	(***)†	NO
165	Bank of America	(***)†	(***)†	NO
166	Bank of America	(***)†	(***)†	NO
169	Bank of America	(***)†	(***)†	NO
170	Bank of America	(***)†	(***)†	NO
171	Bank of America	(***)†	(***)†	NO
172	Bank of America	(***)†	(***)†	NO
173	Bank of America	(***)†	(***)†	NO
174	Bank of America	(***)†	(***)†	NO
179	Bank of America	(***)†	(***)†	NO
186	Bank of America	(***)†	(***)†	NO
187	Bank of America	(***)†	(***)†	NO
190	Bank of America	(***)†	(***)†	NO
194	Bank of America	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

196	Bank of America	(***)†	(***)†	NO
210	Bank of America	(***)†	(***)†	NO
211	Bank of America	(***)†	(***)†	NO
220	Bank of America	(***)†	(***)†	NO
221	Bank of America	(***)†	(***)†	NO
225	Bank of America	(***)†	(***)†	NO
226	Bank of America	(***)†	(***)†	NO
232	Bank of America	(***)†	(***)†	NO
233	Bank of America	(***)†	(***)†	NO
234	Bank of America	(***)†	(***)†	NO
235	Bank of America	(***)†	(***)†	NO
236	Bank of America	(***)†	(***)†	NO
242	Bank of America	(***)†	(***)†	NO
250	Bank of America	(***)†	(***)†	NO
257	Bank of America	(***)†	(***)†	NO
258	Bank of America	(***)†	(***)†	NO
264	Bank of America	(***)†	(***)†	NO
265	Bank of America	(***)†	(***)†	NO
268	Bank of America	(***)†	(***)†	NO
269	Bank of America	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

271	Bank of America	(***)†	(***)†	NO
272	Bank of America	(***)†	(***)†	NO
276	Bank of America	(***)†	(***)†	NO
277	Bank of America	(***)†	(***)†	NO
282	Bank of America	(***)†	(***)†	NO
285	Bank of America	(***)†	(***)†	NO
287	Bank of America	(***)†	(***)†	NO
299	Bank of America	(***)†	(***)†	NO
300	Bank of America	(***)†	(***)†	NO
301	Bank of America	(***)†	(***)†	NO
302	Bank of America	(***)†	(***)†	NO
303	Bank of America	(***)†	(***)†	NO
304	Bank of America	(***)†	(***)†	NO
305	Bank of America	(***)†	(***)†	NO
306	Bank of America	(***)†	(***)†	NO
307	Bank of America	(***)†	(***)†	NO
310	Bank of America	(***)†	(***)†	NO
311	Bank of America	(***)†	(***)†	NO
312	Bank of America	(***)†	(***)†	NO
314	Bank of America	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

316	Bank of America	(***)†	(***)†	NO
321	Bank of America	(***)†	(***)†	NO
322	Bank of America	(***)†	(***)†	NO
327	Bank of America	(***)†	(***)†	NO
328	Bank of America	(***)†	(***)†	NO
330	Bank of America	(***)†	(***)†	NO
336	Bank of America	(***)†	(***)†	NO
338	Bank of America	(***)†	(***)†	NO
339	Bank of America	(***)†	(***)†	NO
340	Bank of America	(***)†	(***)†	NO
341	Bank of America	(***)†	(***)†	NO
342	Bank of America	(***)†	(***)†	NO
344	Bank of America	(***)†	(***)†	NO
352	Bank of America	(***)†	(***)†	NO
358	Bank of America	(***)†	(***)†	NO
361	Bank of America	(***)†	(***)†	NO
367	Bank of America	(***)†	(***)†	NO
374	Bank of America	(***)†	(***)†	NO
375	Bank of America	(***)†	(***)†	NO
376	Bank of America	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

387	Bank of America	(***)†	(***)†	NO
388	Bank of America	(***)†	(***)†	NO
394	Bank of America	(***)†	(***)†	NO
395	Bank of America	(***)†	(***)†	NO
397	Bank of America	(***)†	(***)†	NO
398	Bank of America	(***)†	(***)†	NO
400	Bank of America	(***)†	(***)†	NO
402	Bank of America	(***)†	(***)†	NO
404	Bank of America	(***)†	(***)†	NO
405	Bank of America	(***)†	(***)†	NO
406	Bank of America	(***)†	(***)†	NO
408	Bank of America	(***)†	(***)†	NO
409	Bank of America	(***)†	(***)†	NO
422	Bank of America	(***)†	(***)†	NO
423	Bank of America	(***)†	(***)†	NO
424	Bank of America	(***)†	(***)†	NO
426	Bank of America	(***)†	(***)†	NO
431	Bank of America	(***)†	(***)†	NO
456	Bank of America	(***)†	(***)†	NO
462	Bank of America	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

469	Bank of America	(***)†	(***)†	NO
470	Bank of America	(***)†	(***)†	NO
475	Bank of America	(***)†	(***)†	NO
478	Bank of America	(***)†	(***)†	NO
480	Bank of America	(***)†	(***)†	NO
482	Bank of America	(***)†	(***)†	NO
484	Bank of America	(***)†	(***)†	NO
486	Bank of America	(***)†	(***)†	NO
487	Bank of America	(***)†	(***)†	NO
490	Bank of America	(***)†	(***)†	NO
491	Bank of America	(***)†	(***)†	NO
492	Bank of America	(***)†	(***)†	NO
493	Bank of America	(***)†	(***)†	NO
494	Bank of America	(***)†	(***)†	NO
496	Bank of America	(***)†	(***)†	NO
498	Bank of America	(***)†	(***)†	NO
500	Bank of America	(***)†	(***)†	NO
503	Bank of America	(***)†	(***)†	NO
507	Bank of America	(***)†	(***)†	NO
508	Bank of America	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

509	Bank of America	(***)†	(***)†	NO
512	Bank of America	(***)†	(***)†	NO
514	Bank of America	(***)†	(***)†	NO
515	Bank of America	(***)†	(***)†	NO
516	Bank of America	(***)†	(***)†	NO
517	Bank of America	(***)†	(***)†	NO
518	Bank of America	(***)†	(***)†	NO
519	Bank of America	(***)†	(***)†	NO
520	Bank of America	(***)†	(***)†	NO
522	Bank of America	(***)†	(***)†	NO
523	Bank of America	(***)†	(***)†	NO
525	Bank of America	(***)†	(***)†	NO
532	Bank of America	(***)†	(***)†	NO
533	Bank of America	(***)†	(***)†	NO
540	Bank of America	(***)†	(***)†	NO
541	Bank of America	(***)†	(***)†	NO
552	Bank of America	(***)†	(***)†	NO
553	Bank of America	(***)†	(***)†	NO
554	Bank of America	(***)†	(***)†	NO
562	Bank of America	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

567	Bank of America	(***)†	(***)†	NO
572	Bank of America	(***)†	(***)†	NO
580	Bank of America	(***)†	(***)†	NO
581	Bank of America	(***)†	(***)†	NO
595	Bank of America	(***)†	(***)†	NO
597	Bank of America	(***)†	(***)†	NO
605	Bank of America	(***)†	(***)†	NO
609	Bank of America	(***)†	(***)†	NO
612	Bank of America	(***)†	(***)†	NO
614	Bank of America	(***)†	(***)†	NO
629	Bank of America	(***)†	(***)†	NO
635	Bank of America	(***)†	(***)†	NO
641	Bank of America	(***)†	(***)†	NO
651	Bank of America	(***)†	(***)†	NO
653	Bank of America	(***)†	(***)†	NO
654	Bank of America	(***)†	(***)†	NO
655	Bank of America	(***)†	(***)†	NO
656	Bank of America	(***)†	(***)†	NO
660	Bank of America	(***)†	(***)†	NO
661	Bank of America	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

662	Bank of America	(***)†	(***)†	NO
663	Bank of America	(***)†	(***)†	NO
664	Bank of America	(***)†	(***)†	NO
665	Bank of America	(***)†	(***)†	NO
667	Bank of America	(***)†	(***)†	NO
668	Bank of America	(***)†	(***)†	NO
670	Bank of America	(***)†	(***)†	NO
676	Bank of America	(***)†	(***)†	NO
677	Bank of America	(***)†	(***)†	NO
678	Bank of America	(***)†	(***)†	NO
684	Bank of America	(***)†	(***)†	NO
691	Bank of America	(***)†	(***)†	NO
697	Bank of America	(***)†	(***)†	NO
703	Bank of America	(***)†	(***)†	NO
705	Bank of America	(***)†	(***)†	NO
709	Bank of America	(***)†	(***)†	NO
711	Bank of America	(***)†	(***)†	NO
719	Bank of America	(***)†	(***)†	NO
724	Bank of America	(***)†	(***)†	NO
729	Bank of America	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

730	Bank of America	(***)†	(***)†	NO
732	Bank of America	(***)†	(***)†	NO
751	Bank of America	(***)†	(***)†	NO
752	Bank of America	(***)†	(***)†	NO
766	Bank of America	(***)†	(***)†	NO
767	Bank of America	(***)†	(***)†	NO
774	Bank of America	(***)†	(***)†	NO
778	Bank of America	(***)†	(***)†	NO
784	Bank of America	(***)†	(***)†	NO
785	Bank of America	(***)†	(***)†	NO
785	Bank of America	(***)†	(***)†	NO
789	Bank of America	(***)†	(***)†	NO
795	Bank of America	(***)†	(***)†	NO
796	Bank of America	(***)†	(***)†	NO
50a	Bank of America	(***)†	(***)†	NO
128	Bank of America	(***)†	(***)†	NO
129	Bank of America	(***)†	(***)†	NO
133	Bank of America	(***)†	(***)†	NO
209	Bank of America	(***)†	(***)†	NO
213	Bank of America	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

347	Bank of America	(***)†	(***)†	NO
407	Bank of America	(***)†	(***)†	NO
428	Bank of America	(***)†	(***)†	NO
489	Bank of America	(***)†	(***)†	NO
740	Bank of America	(***)†	(***)†	NO
742	Bank of America	(***)†	(***)†	NO
743	Bank of America	(***)†	(***)†	NO
59	BB&T	(***)†	(***)†	NO
319	BB&T	(***)†	(***)†	NO
21	BREMER BANK	(***)†	(***)†	NO
155	Capital One	(***)†	(***)†	NO
189	Capital One	(***)†	(***)†	NO
251	Capital One	(***)†	(***)†	NO
252	Capital One	(***)†	(***)†	NO
261	Capital One	(***)†	(***)†	NO
279	Capital One	(***)†	(***)†	NO
366	Capital One	(***)†	(***)†	NO
370	Capital One	(***)†	(***)†	NO
558	Capital One	(***)†	(***)†	NO
570	Capital One	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

782	Capital One	(***)†	(***)†	NO
35	CENTRAL SAVINGS BANK	(***)†	(***)†	NO
138	Chase	(***)†	(***)†	NO
200	Chase	(***)†	(***)†	NO
216	Chase	(***)†	(***)†	NO
231	Chase	(***)†	(***)†	NO
290	Chase	(***)†	(***)†	NO
291	Chase	(***)†	(***)†	NO
292	Chase	(***)†	(***)†	NO
293	Chase	(***)†	(***)†	NO
295	Chase	(***)†	(***)†	NO
308	Chase	(***)†	(***)†	NO
315	Chase	(***)†	(***)†	NO
331	Chase	(***)†	(***)†	NO
382	Chase	(***)†	(***)†	NO
427	Chase	(***)†	(***)†	NO
463	Chase	(***)†	(***)†	NO
465	Chase	(***)†	(***)†	NO
467	Chase	(***)†	(***)†	NO
526	Chase	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

529	Chase	(***)†	(***)†	NO
530	Chase	(***)†	(***)†	NO
539	Chase	(***)†	(***)†	NO
543	Chase	(***)†	(***)†	NO
682	Chase	(***)†	(***)†	NO
706	Chase	(***)†	(***)†	NO
707	Chase	(***)†	(***)†	NO
708	Chase	(***)†	(***)†	NO
712	Chase	(***)†	(***)†	NO
716	Chase	(***)†	(***)†	NO
718	Chase	(***)†	(***)†	NO
721	Chase	(***)†	(***)†	NO
722	Chase	(***)†	(***)†	NO
727	Chase	(***)†	(***)†	NO
736	Chase	(***)†	(***)†	NO
741	Chase	(***)†	(***)†	NO
744	Chase	(***)†	(***)†	NO
745	Chase	(***)†	(***)†	NO
746	Chase	(***)†	(***)†	NO
763	Chase	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

772	Chase	(***)†	(***)†	NO
623-1	Chase	(***)†	(***)†	NO
14	Chase (Bank One)	(***)†	(***)†	NO
30	Chase (Bank One)	(***)†	(***)†	NO
57	Chase (Bank One)	(***)†	(***)†	NO
107	Chase (Bank One)	(***)†	(***)†	NO
245	Chase (Bank One)	(***)†	(***)†	NO
254	Chase (Bank One)	(***)†	(***)†	NO
294	Chase (Bank One)	(***)†	(***)†	NO
396	Chase (Bank One)	(***)†	(***)†	NO
792	Chase (Bank One)	(***)†	(***)†	NO
410	CITIZENS BANK	(***)†	(***)†	NO
411	CITIZENS BANK	(***)†	(***)†	NO
450	CITIZENS BANK	(***)†	(***)†	NO
457	CITIZENS BANK	(***)†	(***)†	NO
473	Citizens Bank	(***)†	(***)†	NO
627	Citizens Bank	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

769	CITIZENS BANK	(***)†	(***)†	NO
76	CITIZENS BANK & TRUST CO.	(***)†	(***)†	NO
673	CITIZENS BANK (Michigan)	(***)†	(***)†	NO
638	City Bank & Trust Co	(***)†	(***)†	NO
403	Commerce Bank	(***)†	(***)†	NO
54	COMMERCIAL BANK	(***)†	(***)†	NO
44	Commercial Bank of Texas	(***)†	(***)†	NO
549	COMMUNITY BANK, N.A.	(***)†	(***)†	NO
39	COMMUNITY TRUST BANK	(***)†	(***)†	NO
81	Compass Bank	(***)†	(***)†	NO
392	DUBUQUE BANK & TRUST	(***)†	(***)†	NO
119	ENTERPRISE BANK	(***)†	(***)†	NO
501	ESB	(***)†	(***)†	NO
37	Fifth Third	(***)†	(***)†	NO
56	Fifth Third	(***)†	(***)†	NO
69	Fifth Third	(***)†	(***)†	NO
88	Fifth Third	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

112	Fifth Third	(***)†	(***)†	NO
139	Fifth Third	(***)†	(***)†	NO
218	Fifth Third	(***)†	(***)†	NO
219	Fifth Third	(***)†	(***)†	NO
229	Fifth Third	(***)†	(***)†	NO
230	Fifth Third	(***)†	(***)†	NO
244	Fifth Third	(***)†	(***)†	NO
248	Fifth Third	(***)†	(***)†	NO
286	Fifth Third	(***)†	(***)†	NO
296	Fifth Third	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

364	Fifth Third	(***)†	(***)†	NO
393	Fifth Third	(***)†	(***)†	NO
425	Fifth Third	(***)†	(***)†	NO
531	Fifth Third	(***)†	(***)†	NO
537	Fifth Third	(***)†	(***)†	NO
538	Fifth Third	(***)†	(***)†	NO
555	Fifth Third	(***)†	(***)†	NO
573	Fifth Third	(***)†	(***)†	NO
591	Fifth Third	(***)†	(***)†	NO
606	Fifth Third	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

615	Fifth Third	(***)†	(***)†	NO
624	Fifth Third	(***)†	(***)†	NO
625	Fifth Third	(***)†	(***)†	NO
630	Fifth Third	(***)†	(***)†	NO
631	Fifth Third	(***)†	(***)†	NO
632	Fifth Third	(***)†	(***)†	NO
633	Fifth Third	(***)†	(***)†	NO
636	Fifth Third	(***)†	(***)†	NO
713	Fifth Third	(***)†	(***)†	NO
733	Fifth Third	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

754	Fifth Third	(***)†	(***)†	NO
761	Fifth Third	(***)†	(***)†	NO
108	FIRST BANK	(***)†	(***)†	NO
260	FIRST BANK of OKLAHOMA	(***)†	(***)†	NO
91	First Citizens Bank	(***)†	(***)†	NO
524	FIRST FINANCIAL BANK	(***)†	(***)†	NO
334	FIRST MERCHANTS BANK	(***)†	(***)†	NO
399	FIRST MERIT BANK	(***)†	(***)†	NO
474	FIRST TENNESSEE BANK	(***)†	(***)†	NO
320	First Texoma National Bank	(***)†	(***)†	NO
77	Forcht Bank	(***)†	(***)†	NO
137	HUNTINGTON BANK	(***)†	(***)†	NO
390	HUNTINGTON BANK	(***)†	(***)†	NO
438	HUNTINGTON BANK	(***)†	(***)†	NO
583	HUNTINGTON BANK	(***)†	(***)†	NO
584	HUNTINGTON BANK	(***)†	(***)†	NO
585	HUNTINGTON BANK	(***)†	(***)†	NO
586	HUNTINGTON BANK	(***)†	(***)†	NO
164	INTERNATIONAL BANK OF COMMERCE	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

466	INTERNATIONAL BANK OF COMMERCE	(***)†	(***)†	NO
208	KeyBank	(***)†	(***)†	NO
259	KeyBank	(***)†	(***)†	NO
284	KeyBank	(***)†	(***)†	NO
337	KeyBank	(***)†	(***)†	NO
372	KeyBank	(***)†	(***)†	NO
568	KeyBank	(***)†	(***)†	NO
579	KeyBank	(***)†	(***)†	NO
611	KeyBank	(***)†	(***)†	NO
626	KeyBank	(***)†	(***)†	NO
674	KeyBank	(***)†	(***)†	NO
680	KeyBank	(***)†	(***)†	NO
686	KeyBank	(***)†	(***)†	NO
702	KeyBank	(***)†	(***)†	NO
735	KeyBank	(***)†	(***)†	NO
747	KeyBank	(***)†	(***)†	NO
748	KeyBank	(***)†	(***)†	NO
749	KeyBank	(***)†	(***)†	NO
755	KeyBank	(***)†	(***)†	NO
768	KeyBank	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

770	KeyBank	(***)†	(***)†	NO
698	KLEBERG BANK	(***)†	(***)†	NO
791	LYON COUNTY BANK	(***)†	(***)†	NO
140	M&T Bank	(***)†	(***)†	NO
141	M&T Bank	(***)†	(***)†	NO
142	M&T Bank	(***)†	(***)†	NO
143	M&T Bank	(***)†	(***)†	NO
144	M&T Bank	(***)†	(***)†	NO
145	M&T Bank	(***)†	(***)†	NO
183	M&T Bank	(***)†	(***)†	NO
435	M&T Bank	(***)†	(***)†	NO
437	M&T Bank	(***)†	(***)†	NO
440	M&T Bank	(***)†	(***)†	NO
446	M&T Bank	(***)†	(***)†	NO
448	M&T Bank	(***)†	(***)†	NO
451	M&T Bank	(***)†	(***)†	NO
511	M&T Bank	(***)†	(***)†	NO
587	M&T Bank	(***)†	(***)†	NO
701	M&T Bank	(***)†	(***)†	NO
714	M&T Bank	(***)†	(***)†	NO
737	M&T Bank	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

738	M&T Bank	(***)†	(***)†	NO
760	M&T Bank	(***)†	(***)†	NO
777	M&T Bank	(***)†	(***)†	NO
8002	M&T Bank	(***)†	(***)†	NO
297	MARSHALL & ILSLEY BANK	(***)†	(***)†	NO
222	NBT BANK	(***)†	(***)†	NO
74	PEOPLES BANK & TRUST	(***)†	(***)†	NO
16	PNC Bank	(***)†	(***)†	NO
43	PNC Bank	(***)†	(***)†	NO
55	PNC Bank	(***)†	(***)†	NO
58	PNC Bank	(***)†	(***)†	NO
60	PNC Bank	(***)†	(***)†	NO
61	PNC Bank	(***)†	(***)†	NO
62	PNC Bank	(***)†	(***)†	NO
63	PNC Bank	(***)†	(***)†	NO
66	PNC Bank	(***)†	(***)†	NO
68	PNC Bank	(***)†	(***)†	NO
84	PNC Bank	(***)†	(***)†	NO
85	PNC Bank	(***)†	(***)†	NO
113	PNC Bank	(***)†	(***)†	NO
114	PNC Bank	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

116	PNC Bank	(***)†	(***)†	NO
154	PNC Bank	(***)†	(***)†	NO
192	PNC Bank	(***)†	(***)†	NO
214	PNC Bank	(***)†	(***)†	NO
246	PNC Bank	(***)†	(***)†	NO
249	PNC Bank	(***)†	(***)†	NO
401	PNC Bank	(***)†	(***)†	NO
434	PNC Bank	(***)†	(***)†	NO
439	PNC Bank	(***)†	(***)†	NO
443	PNC Bank	(***)†	(***)†	NO
444	PNC Bank	(***)†	(***)†	NO
447	PNC Bank	(***)†	(***)†	NO
449	PNC Bank	(***)†	(***)†	NO
453	PNC Bank	(***)†	(***)†	NO
458	PNC Bank	(***)†	(***)†	NO
476	PNC Bank	(***)†	(***)†	NO
545	PNC Bank	(***)†	(***)†	NO
550	PNC Bank	(***)†	(***)†	NO
563	PNC Bank	(***)†	(***)†	NO
675	PNC Bank	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

764	PNC Bank	(***)†	(***)†	NO
8004	PNC Bank	(***)†	(***)†	NO
8006	PNC Bank	(***)†	(***)†	NO
683	QUEENSTOWN BANK OF MARYLAND	(***)†	(***)†	NO
13	Regions Bank	(***)†	(***)†	NO
15	Regions Bank	(***)†	(***)†	NO
36	Regions Bank	(***)†	(***)†	NO
45	Regions Bank	(***)†	(***)†	NO
48	Regions Bank	(***)†	(***)†	NO
94	Regions Bank	(***)†	(***)†	NO
96	Regions Bank	(***)†	(***)†	NO
191	Regions Bank	(***)†	(***)†	NO
193	Regions Bank	(***)†	(***)†	NO
199	Regions Bank	(***)†	(***)†	NO
204	Regions Bank	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

205	Regions Bank	(***)†	(***)†	NO
267	Regions Bank	(***)†	(***)†	NO
288	Regions Bank	(***)†	(***)†	NO
317	Regions Bank	(***)†	(***)†	NO
418	Regions Bank	(***)†	(***)†	NO
421	Regions Bank	(***)†	(***)†	NO
564	Regions Bank	(***)†	(***)†	NO
608	Regions Bank	(***)†	(***)†	NO
616	Regions Bank	(***)†	(***)†	NO
679	Regions Bank	(***)†	(***)†	NO
762	Regions Bank	(***)†	(***)†	NO
8001	Regions Bank	(***)†	(***)†	NO
610	River Valley Financial	(***)†	(***)†	NO
247	SECURITY BANK USA	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

548	Silverado Credit Union	(***)†	(***)†	NO
40	Sovereign Bank	(***)†	(***)†	NO
176	Sovereign Bank	(***)†	(***)†	NO
177	Sovereign Bank	(***)†	(***)†	NO
273	Sovereign Bank	(***)†	(***)†	NO
551	Sovereign Bank	(***)†	(***)†	NO
556	Sovereign Bank	(***)†	(***)†	NO
723	Sovereign Bank	(***)†	(***)†	NO
725	Sovereign Bank	(***)†	(***)†	NO
23	Suntrust Bank	(***)†	(***)†	NO
24	Suntrust Bank	(***)†	(***)†	NO
29	Suntrust Bank	(***)†	(***)†	NO
38	Suntrust Bank	(***)†	(***)†	NO
121	Suntrust Bank	(***)†	(***)†	NO
122	Suntrust Bank	(***)†	(***)†	NO
185	Suntrust Bank	(***)†	(***)†	NO
298	Suntrust Bank	(***)†	(***)†	NO
348	Suntrust Bank	(***)†	(***)†	NO
356	Suntrust Bank	(***)†	(***)†	NO
412	Suntrust Bank	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

430	Suntrust Bank	(***)†	(***)†	NO
477	Suntrust Bank	(***)†	(***)†	NO
488	Suntrust Bank	(***)†	(***)†	NO
504	Suntrust Bank	(***)†	(***)†	NO
535	Suntrust Bank	(***)†	(***)†	NO
576	Suntrust Bank	(***)†	(***)†	NO
577	Suntrust Bank	(***)†	(***)†	NO
620	Suntrust Bank	(***)†	(***)†	NO
637	Suntrust Bank	(***)†	(***)†	NO
639	Suntrust Bank	(***)†	(***)†	NO
645	Suntrust Bank	(***)†	(***)†	NO
646	Suntrust Bank	(***)†	(***)†	NO
650	Suntrust Bank	(***)†	(***)†	NO
652	Suntrust Bank	(***)†	(***)†	NO
669	Suntrust Bank	(***)†	(***)†	NO
753	Suntrust Bank	(***)†	(***)†	NO
775	Suntrust Bank	(***)†	(***)†	NO
794	Suntrust Bank	(***)†	(***)†	NO
798	Suntrust Bank	(***)†	(***)†	NO
8005	Suntrust Bank	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

227	United National Bank	(***)†	(***)†	NO
64	US Bank	(***)†	(***)†	NO
65	US Bank	(***)†	(***)†	NO
67	US Bank	(***)†	(***)†	NO
70	US Bank	(***)†	(***)†	NO
71	US Bank	(***)†	(***)†	NO
72	US Bank	(***)†	(***)†	NO
90	US Bank	(***)†	(***)†	NO
195	US Bank	(***)†	(***)†	NO
215	US Bank	(***)†	(***)†	NO
223	US Bank	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

253	US Bank	(***)†	(***)†	NO
266	US Bank	(***)†	(***)†	NO
313	US Bank	(***)†	(***)†	NO
329	US Bank	(***)†	(***)†	NO
373	US Bank	(***)†	(***)†	NO
389	US Bank	(***)†	(***)†	NO
420	US Bank	(***)†	(***)†	NO
499	US Bank	(***)†	(***)†	NO
559	US Bank	(***)†	(***)†	NO
589	US Bank	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

607	US Bank	(***)†	(***)†	NO
621	US Bank	(***)†	(***)†	NO
628	US Bank	(***)†	(***)†	NO
657	US Bank	(***)†	(***)†	NO
681	US Bank	(***)†	(***)†	NO
687	US Bank	(***)†	(***)†	NO
704	US Bank	(***)†	(***)†	NO
756	US Bank	(***)†	(***)†	NO
776	US Bank	(***)†	(***)†	NO
790	US Bank	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

793	US Bank	(***)†	(***)†	NO
797	US Bank	(***)†	(***)†	NO
560	US Bank	(***)†	(***)†	NO
18	Wachovia	(***)†	(***)†	NO
22	Wachovia	(***)†	(***)†	NO
33	Wachovia	(***)†	(***)†	NO
41	Wachovia	(***)†	(***)†	NO
79	Wachovia	(***)†	(***)†	NO
93	Wachovia	(***)†	(***)†	NO
95	Wachovia	(***)†	(***)†	NO
109	Wachovia	(***)†	(***)†	NO
118	Wachovia	(***)†	(***)†	NO
147	Wachovia	(***)†	(***)†	NO
152	Wachovia	(***)†	(***)†	NO
163	Wachovia	(***)†	(***)†	NO
167	Wachovia	(***)†	(***)†	NO
197	Wachovia	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

217	Wachovia	(***)†	(***)†	NO
239	Wachovia	(***)†	(***)†	NO
240	Wachovia	(***)†	(***)†	NO
278	Wachovia	(***)†	(***)†	NO
289	Wachovia	(***)†	(***)†	NO
332	Wachovia	(***)†	(***)†	NO
335	Wachovia	(***)†	(***)†	NO
353	Wachovia	(***)†	(***)†	NO
365	Wachovia	(***)†	(***)†	NO
369	Wachovia	(***)†	(***)†	NO
391	Wachovia	(***)†	(***)†	NO
413	Wachovia	(***)†	(***)†	NO
416	Wachovia	(***)†	(***)†	NO
436	Wachovia	(***)†	(***)†	NO
441	Wachovia	(***)†	(***)†	NO
442	Wachovia	(***)†	(***)†	NO
445	Wachovia	(***)†	(***)†	NO
452	Wachovia	(***)†	(***)†	NO
454	Wachovia	(***)†	(***)†	NO
455	Wachovia	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

459	Wachovia	(***)†	(***)†	NO
464	Wachovia	(***)†	(***)†	NO
495	Wachovia	(***)†	(***)†	NO
497	Wachovia	(***)†	(***)†	NO
502	Wachovia	(***)†	(***)†	NO
505	Wachovia	(***)†	(***)†	NO
527	Wachovia	(***)†	(***)†	NO
536	Wachovia	(***)†	(***)†	NO
547	Wachovia	(***)†	(***)†	NO
557	Wachovia	(***)†	(***)†	NO
619	Wachovia	(***)†	(***)†	NO
622	Wachovia	(***)†	(***)†	NO
647	Wachovia	(***)†	(***)†	NO
693	Wachovia	(***)†	(***)†	NO
694	Wachovia	(***)†	(***)†	NO
695	Wachovia	(***)†	(***)†	NO
715	Wachovia	(***)†	(***)†	NO
734	Wachovia	(***)†	(***)†	NO
757	Wachovia	(***)†	(***)†	NO
759	Wachovia	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

19	Wells Fargo Bank	(***)†	(***)†	NO
82	Wells Fargo Bank	(***)†	(***)†	NO
178	Wells Fargo Bank	(***)†	(***)†	NO
198	Wells Fargo Bank	(***)†	(***)†	NO
270	Wells Fargo Bank	(***)†	(***)†	NO
281	Wells Fargo Bank	(***)†	(***)†	NO
283	Wells Fargo Bank	(***)†	(***)†	NO
324	Wells Fargo Bank	(***)†	(***)†	NO
383	Wells Fargo Bank	(***)†	(***)†	NO
417	Wells Fargo Bank	(***)†	(***)†	NO
429	Wells Fargo Bank	(***)†	(***)†	NO
528	Wells Fargo Bank	(***)†	(***)†	NO
532	Wells Fargo Bank	(***)†	(***)†	NO
592	Wells Fargo Bank	(***)†	(***)†	NO
613	Wells Fargo Bank	(***)†	(***)†	NO
617	Wells Fargo Bank	(***)†	(***)†	NO
618	Wells Fargo Bank	(***)†	(***)†	NO
623	Wells Fargo Bank	(***)†	(***)†	NO
644	Wells Fargo Bank	(***)†	(***)†	NO
688	Wells Fargo Bank	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

689	Wells Fargo Bank	(***)†	(***)†	NO
699	Wells Fargo Bank	(***)†	(***)†	NO
700	Wells Fargo Bank	(***)†	(***)†	NO
710	Wells Fargo Bank	(***)†	(***)†	NO
758	Wells Fargo Bank	(***)†	(***)†	NO
786	Wells Fargo Bank	(***)†	(***)†	NO
688a	Wells Fargo Bank	(***)†	(***)†	NO
688b	Wells Fargo Bank	(***)†	(***)†	NO
274	WESBANCO	(***)†	(***)†	NO
216a	WESBANCO	(***)†	(***)†	NO
569	WHITNEY NATIONAL BANK	(***)†	(***)†	NO
565	Wilber National Bank	(***)†	(***)†	NO
168	WOODFOREST BANK	(***)†	(***)†	NO
510	WOODFOREST BANK	(***)†	(***)†	NO

Corporate Accounts

	Affinity Credit Union	(***)†	(***)†	NO
	Bank of America	(***)†	(***)†	NO
	Bank of America	(***)†	(***)†	NO
	Bank of America	(***)†	(***)†	NO
	Bank of America	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

Bank of New York	(***)†	(***)†	NO
Bank of New York	(***)†	(***)†	NO
CapitalOne	(***)†	(***)†	NO
Chase	(***)†	(***)†	NO
Chase	(***)†	(***)†	YES
Chase	(***)†	(***)†	NO
Chase	(***)†	(***)†	NO
Chase	(***)†	(***)†	NO
Chase	(***)†	(***)†	NO
Chase	(***)†	(***)†	NO
Chase	(***)†	(***)†	NO
Fifth Third	(***)†	(***)†	YES
Fifth Third	(***)†	(***)†	YES
Key Bank	(***)†	(***)†	NO
M & T Bank	(***)†	(***)†	NO
PNC Bank	(***)†	(***)†	NO
PNC Bank	(***)†	(***)†	NO
Regions Bank	(***)†	(***)†	NO
Suntrust	(***)†	(***)†	NO
US Bank	(***)†	(***)†	NO

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

Wachovia	(***)†	(***)†	NO
Wells Fargo	(***)†	(***)†	YES
Wells Fargo	(***)†	(***)†	YES
Wells Fargo	(***)†	(***)†	YES

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

SCHEDULE 5.21(b)

TO CREDIT AGREEMENT

Credit Card Arrangements

Credit Card Processor/ Clearing House	Contact Information	Account Information	Loan Party
Fifth Third Bank	(***)†	(***)†	Barnes & Noble, Inc.
American Express	(***)†	(***)†	Barnes & Noble, Inc.
Discover	(***)†	(***)†	Barnes & Noble, Inc.
Paymentech, L.P.	(***)†	(***)†	barnesandnoble.com llc
American Express	(***)†	(***)†	barnesandnoble.com llc
Discover	(***)†	(***)†	barnesandnoble.com llc
PayPal	(***)†	(***)†	barnesandnoble.com llc

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

Fifth Third Bank	(***)†	(***)†	Sterling Publishing Co., Inc.
American Express	(***)†	(***)†	Sterling Publishing Co., Inc.
Discover	(***)†	(***)†	Sterling Publishing Co., Inc.
Fifth Third Bank	(***)†	(***)†	Barnes & Noble College Booksellers, LLC
American Express	(***)†	(***)†	Barnes & Noble College Booksellers, LLC
Discover	(***)†	(***)†	Barnes & Noble College Booksellers, LLC

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

SCHEDULE 5.21(c)

TO CREDIT AGREEMENT

Securities Accounts

NONE

SCHEDULE 7.01

TO CREDIT AGREEMENT

Existing Liens

UCCs

Debtor	Secured Party	Jurisdiction	File Date	File Number	Brief Collateral Summary
1. Barnes & Noble, Inc.

Barnes & Noble, Inc.	Toshiba America Information Systems, Inc.	Delaware Secretary of State	08-20-01	10985411	All goods, equipment and inventory bearing any brand or mark of Secured Party
			08-08-06	62749323	Continuation Statement

Barnes & Noble Inc.	Xerox Corporation	Delaware Secretary of State	06-14-07	72257037	Equipment pursuant to Lease

Barnes & Noble, Inc.	National Trailer Leasing Inc.	Delaware Secretary of State	09-26-07	73953899	Accounts, chattel paper, general intangibles pursuant to Lease

Barnes & Noble, Inc.	Ingram Periodicals	Delaware Secretary of State	05-29-08	81843000	Consigned merchandise pursuant to Memorandum of Understanding

Debtor	Secured Party	Jurisdiction	File Date	File Number	Brief Collateral Summary
Barnes & Nobles, Inc.	Gary Schaeffer	US District Court	09-17-09	07968PGG	Civil case; relates to copyright infringement

2. Barnes & Noble College Booksellers, LLC

N/A

Debtor	Secured Party	Jurisdiction	File Date	File Number	Brief Collateral Summary
3. B. Dalton Bookseller, LLC

N/A

4. Barnes & Noble BookQuest LLC

N/A

5. Barnes & Noble Booksellers, Inc.

Barnes & Noble Booksellers Inc.	Dolphin Capital Corporation	Delaware Secretary of State	05-18-06	61690775	Equipment pursuant to Rental Agreement

Debtor	Secured Party	Jurisdiction	File Date	File Number	Brief Collateral Summary

Barnes & Noble Booksellers, Inc.	Dolphin Capital Corporation	Delaware Secretary of State	05-18-06	61691245	Equipment pursuant to Rental Agreement

Barnes & Noble Booksellers, Inc.	Dolphin Capital Corporation	Delaware Secretary of State	06-19-06	62082576	Equipment pursuant to Rental Agreement

Barnes & Noble Booksellers, Inc.	Xerox Corporation	Delaware Secretary of State	04-09-08	81249216	Equipment pursuant to Lease

Barnes & Noble Booksellers, Inc.	AEL Financial, LLC	Delaware Secretary of State	06-30-08	82328704	Equipment pursuant to Lease

	Key Equipment Finance, as Agent		04-02-09	91052882	Assignment

Barnes & Noble Booksellers Inc.	US BankCorp	Delaware Secretary of State	06-22-09	91972691	Specified equipment

Barnes & Noble Booksellers Inc.	Jay Gardner	New York County, New York	06-26-08	108875 2008	Civil case

Barnes & Noble Booksellers Inc.	120 E. 87th Street LLC	New York County, New York	02-18-09	600508 2009	Civil case

6. Barnes & Noble Marketing Services Corp.

N/A

Debtor	Secured Party	Jurisdiction	File Date	File Number	Brief Collateral Summary
7. Barnes & Noble Marketing Services LLC

N/A

8. Barnes & Noble International LLC

N/A

9. Barnes & Noble Purchasing, Inc.

N/A

10. Barnes & Noble Services, Inc.

N/A

11. barnesandnoble.com llc

N/A

Debtor	Secured Party	Jurisdiction	File Date	File Number	Brief Collateral Summary
12. Sterling Publishing Co., Inc.

Sterling Publishing Co., Inc.	General Electric Capital Corporation	Delaware Secretary of State	07-11-07	72619152	Equipment pursuant to Lease

Sterling Publishing Co., Inc.	Tugros Vendor Finance, Inc.	Delaware Secretary of State	07-16-09	92278866	Personal Property pursuant to Lease

Real Property Liens:

2033 Montauk Highway; 2045 Montauk Highway; 2037 Montauk Highway; and 2071 Montauk Highway, Bridgehampton, New York

1.	Mortgage Made By Schmoozie’s Limited Partnership, To FTB Realty Inc. dated May 19, 1994 to secure payment of $100,000.00, recorded in the Office of the Clerk of Suffolk County on June 9, 1994 in Liber 18830, MP 541, as assigned by FTB Realty Inc. to Golden City Commercial Bank by Assignment of Mortgage dated May 19, 1994, recorded in the aforesaid office on June 9, 1994 in Liber 18830, MP 542, as assigned by Golden City Commercial Bank, as to 2/3 interest and FTB Realty Inc., as to 1/3 interest, to J. Bruce Llewellyn, by Assignment of Mortgage dated September 1, 1995, recorded in the aforesaid office on October 4, 1995 in Liber 18986 Mp 830, as further assigned by J. Bruce Llewellyn to Leonard Riggio by Assignment of Mortgage dated September 11, 1996, recorded in the aforesaid office on October 9, 1996 in Liber 19116, MP 897 (Permitted Encumbrance only so long as the property is not subject to a Mortgage in favor of the Collateral Agent).

2.	Mortgage made By Schmoozie’s Limited Partnership, to J. Bruce Llewellyn dated September 21, 1995 to secure payment of $700,000.00, recorded the aforesaid office on October 4, 1995 in Liber 18986, MP 831, as assigned by J. Bruce Llewellyn to Leonard Riggio by Assignment of Mortgage dated September 11, 1996, recorded in the aforesaid office on October 9, 1996 in Liber 19116, MP 898 (Permitted Encumbrance only so long as the property is not subject to a Mortgage in favor of the Collateral Agent)

3.	Credit Line Mortgage made by Bridgehampton Properties, Inc. to the Bridgehampton National Bank dated August 28, 1995 to secure payment of $200,000.00, recorded in the aforesaid office on September 7, 1995 in Liber 18978, MP 451 (Permitted Encumbrance only so long as the property is not subject to a Mortgage in favor of the Collateral Agent)

4.	Declaration Of Covenants and Restrictions, recorded in the aforesaid office on May 8, 1978 in Liber 8424, CP 197

5.	Declaration Of Covenants and Restrictions, recorded in the aforesaid office on January 3, 1991 in Liber 11198, CP 209

6.	Declaration Of Covenants and Restrictions, recorded in the aforesaid office on January 3, 1991 in Liber 11198, CP 216

7.	Declaration Of Covenants and Restrictions, recorded in the aforesaid office on March 13, 1995 in 11717 Cp 868

8.	Easement for water mains, recorded in the aforesaid office on September 30, 1993 in Liber 11646 Cp 424.

9.	Declaration for Future Access, recorded in the aforesaid office on September 27, 1993 in Liber 11645, CP 771

10.	Conservation Easement made by Gail O. Tiska to the Town of Southampton, recorded in the aforesaid office on September 27, 1993 in Liber 11645, CP 773 Affects Lot 016.009

100 Middlesex Center Blvd., Monroe Township, NJ

1.	Deed Of Easement between South Brunswick Manor, Inc., South Brunswick Associates and Morris Industrial Builders, Inc., recorded June 30, 1992, in Deed Book 3989, Page 474, as assigned by Assignment of Dedication and Transfer to the Township of South Brunswick, recorded August 18, 1992, in Deed Book 4002, Page 317.

2.	Developer’s Agreement between South Brunswick Manor, Inc., and the Township of South Brunswick, recorded February 6, 1995, In Deed Book 4217, Page 617.

3.	Developer’s Agreement between the Township of South Brunswick, the Planning Board of the Township of South Brunswick and New Jersey Economic Development Authority, recorded May 2, 1995 in Deed Book 4235, Page 494.

4.	Declaration of Easements by and between South Brunswick Manor, and Barnes & Noble, recorded May 2, 1995, In Deed Book 4235, Page 542.

5.	Easement for fifty (50) foot wide right of way for an industrial rail extension by and between New Jersey Economic Development Authority and South Brunswick Manor, recorded May 2, 1995, in Deed Book 4235, Page 600.

6.	Agreements between the Township of South Brunswick, the Middlesex County Planning Board and South Brunswick Manor, Inc., recorded in Deed Book 4225, Page 605; Deed Book 4225, Page 624; and Deed Book 4225, Page 633.

7.	Rights, Easements and Setback Lines as imposed by Filed Map No. 5673, File 980.

8.	Unrecorded Utility Easement between New Jersey Economic Development Authority and Jersey Central Power and Light Company, dated February 11, 2008.

9.	Judgment filed with the Clerk of the Superior Court of New Jersey on September 11, 2003, under file Number DJ-233375-03, in the amount of $20,822.73, by the State of New Jersey, as Plaintiff against Barnes and Noble, Inc (Permitted Encumbrance only so long as the property is not subject to a Mortgage in favor of the Collateral Agent).

SCHEDULE 7.02

TO CREDIT AGREEMENT

Existing Investments

Investments by Barnes & Noble International LLC in Barnes & Noble (Shanghai) Information Technology Co., Ltd. (“BN Shanghai”) in the amount of $351,000. For the avoidance of doubt, this Investment is in addition to Permitted Investments pursuant to Section 7.02(l).

SCHEDULE 7.03

TO CREDIT AGREEMENT

Existing Indebtedness

Please see Schedule 1.04.

SCHEDULE 10.02

TO CREDIT AGREEMENT

Administrative Agent’s Office;

Certain Addresses for Notices

LEAD BORROWER and each other Loan party:

BARNES & NOBLE, INC.

122 Fifth Avenue
New York, New York 10011
Attention:	(***)†
Telephone:	(***)†
Telecopier:	(***)†
E-Mail:	(***)†
Website:	N/A

ADMINISTRATIVE AGENT:

Administrative Agent’s Office (for payments and Requests for Credit Extensions):

BANK OF AMERICA, N.A.

Retail Finance Group, 9th Floor
100 Federal Street
Boston, Massachusetts 02110
Attention:	(***)†
Telephone:	(***)†
Telecopier:	(***)†
E-Mail:	(***)†

Wiring Instructions:

Bank of America, N.A.
New York, New York
Account Name:	Bank of America Retail Group Collection
Account Number:	(***)†
ABA Number:	(***)†
Reference:	Barnes & Noble, Inc.

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

Other Notices as Administrative Agent:

Bank of America, N.A.
100 Federal Street
Mail Code: MA5-100-09-09
Boston, Massachusetts 02110
Attention:	(***)†
Telephone:	(***)†
Telecopier:	(***)†
E-Mail:	(***)†

COLLATERAL AGENT:

BANK OF AMERICA, N.A.

Retail Finance Group, 9th Floor
100 Federal Street
Boston, Massachusetts 02110
Attention:	(***)†
Telephone:	(***)†
Telecopier:	(***)†
E-Mail:	(***)†

Wiring Instructions:

Bank of America, N.A.
New York, New York
Account Name:	Bank of America Retail Group Collection
Account Number:	(***)†
ABA Number:	(***)†
Reference:	Barnes & Noble, Inc.

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

SWING LINE LENDER:

BANK OF AMERICA, N.A.

Retail Finance Group, 9th Floor
100 Federal Street
Boston, Massachusetts 02110
Attention:	(***)†
Telephone:	(***)†
Telecopier:	(***)†
E-Mail:	(***)†

Wiring Instructions:

Bank of America, N.A.
New York, New York
Account Name:	Bank of America Retail Group Collection
Account Number:	(***)†
ABA Number:	(***)†
Reference:	Barnes & Noble, Inc.

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

CO-SYNDICATION AGENTS:

JPMORGAN CHASE BANK, N.A.

270 Park Avenue 44th Floor
New York, New York 10017
Attention:	(***)†
Telephone:	(***)†
Telecopier:	(***)†
E-mail:	(***)†

Wiring Instructions:

JPMorgan Chase Bank, N.A.
Account Name:	Asset Based Operations
Account Number:	(***)†
ABA Number:	(***)†
Reference:	Barnes & Noble Inc.

WELLS FARGO CAPITAL FINANCE, LLC

One Boston Place, 18th Floor
Boston, Massachusetts 02108
Attention:	(***)†
Telephone:	(***)†
Telecopier:	(***)†
E-Mail:	(***)†

Wiring Instructions:

Wells Fargo Bank
San Francisco, California
Account Number:	(***)†
ABA Number:	(***)†
Reference:	Barnes & Noble

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

CO-DOCUMENTATION AGENTS:

SUNTRUST BANK

303 Peachtree Street, 23rd Floor
Atlanta, Georgia 30308
Attention:	(***)†
Telephone:	(***)†
Telecopier:	(***)†
E-Mail:	(***)†

Wiring Instructions:

SunTrust Bank
Atlanta, Georgia
Account Number:	(***)†
Account Name:	Structured Finance
ABA Number:	(***)†
Reference:	Barnes & Noble

REGIONS BANK

599 Lexington Avenue
New York, New York 10022
Attention:	(***)†
Telephone:	(***)†
Telecopier:
E-Mail:	(***)†

Wiring Instructions:

Regions Bank
Birmingham Alabama
Account Name:	Corporate Clearing Account
Account Number:	(***)†
ABA Number:	(***)†
Reference:	Barnes & Noble Attn: Anna Isbell

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

LC ISSUERS:

BANK OF AMERICA, N.A.

1 Fleet Way

Mail Code:	PA6-580-02-30
Scranton, Pennsylvania 18507
Attention:	(***)†
Telephone:	(***)†
Telecopier:	(***)†
E-Mail:	(***)†

Wiring Instructions:

Bank of America, N.A.

New York, New York

Account Name:	Bank of America Retail Group Collection
Account Number:	(***)†
ABA Number:	(***)†
Reference: Barnes & Noble, Inc.

JPMORGAN CHASE BANK, N.A.

270 Park Avenue 44th Floor

New York, New York 10017

Attention:	(***)†
Telephone:	(***)†
Telecopier:	(***)†
E-mail:	(***)†

Wiring Instructions:

JPMorgan Chase Bank, N.A.

Account Name: Asset Based Operations

Account Number:	(***)†
ABA Number:	(***)†
Reference: Barnes & Noble

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

WELLS FARGO BANK, NATIONAL ASSOCIATION

One Boston Place, 18th Floor

Boston, Massachusetts 02108

Attention:	(***)†
Telephone:	(***)†
Telecopier:	(***)†
E-Mail:	(***)†

Wiring Instructions:

Wells Fargo Bank

San Francisco, California

Account Number:	(***)†
ABA Number:	(***)†
Reference: Barnes & Noble

(***)†	This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

EXHIBIT A-1

Form of Committed Loan Notice

COMMITTED LOAN NOTICE

Date:                     ,

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of April     , 2011 (as amended, amended and restated, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by, among others, (i) Barnes & Noble, Inc., a Delaware corporation, as the lead borrower (in such capacity, the “Lead Borrower”) for itself and the other Borrowers from time to time party thereto, (ii) the other Borrowers from time to time party thereto, (iii) the Guarantors from time to time party thereto, (iv) Bank of America, N.A., as Administrative Agent, Collateral Agent and Swing Line Lender, (v) the Lenders from time to time party thereto, (vi) JPMorgan Chase Bank, N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents and (vii) SunTrust Bank and Regions Bank, as Co-Documentation Agents. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

The Lead Borrower hereby requests a Committed Borrowing:

1.	On (a Business Day)[1]

2.	In the principal amount of $ [2]

3.	Comprised of Committed Loans[3]

4.	Comprised of (Type of Committed Loan)[4]

5.	For LIBO Rate Loans: With an Interest Period of [5]

[1]

Each notice of a Committed Borrowing must be received by the Administrative Agent not later than 1:00 p.m. (i) three (3) Business Days prior to the requested date of any Borrowing of LIBO Rate Loans and (ii) on the requested date of any Borrowing of Base Rate Loans.

[2]	Each Borrowing of LIBO Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof.
[3]	Enter applicable Tranche. Notwithstanding this selection, Committed Loans will be made subject to the terms of the Credit Agreement.
[4]	If the Lead Borrower fails to specify a Type of Committed Loan then the applicable Committed Loans will be made as Base Rate Loans.
[5]

Pursuant to the definition of “Interest Period” in the Credit Agreement, and subject to limitations specified in the Credit Agreement, the Lead Borrower may request a Committed Borrowing of LIBO Rate Loans with an Interest Period of one week or one, two, three, or six months. If the Lead Borrower requests a Borrowing of LIBO Rate Loans, but fails to specify an Interest Period, then it will be deemed to have specified an Interest Period of one month.

A-1-1

The Lead Borrower hereby represents and warrants that (a) the Committed Borrowing requested herein complies with the provisions of (i) in the case of any Tranche A Committed Borrowing, Section 2.01(a)(i), Section 2.01(a)(iii) and Section 2.01(a)(iv) of the Credit Agreement and (ii) in the case of any Tranche A-1 Committed Borrowing, Section 2.01(b)(i) and Section 2.01(b)(iii) of the Credit Agreement, and (b) the conditions specified in Section 4.02 of the Credit Agreement have been satisfied on and as of the date of such Committed Borrowing.

BARNES & NOBLE, INC., as Lead Borrower

By:
Name:
Title:	[Responsible Officer]

A-1-2

EXHIBIT A-2

Form of Conversion/Continuation Notice

CONVERSION/CONTINUATION NOTICE

Date:                     ,

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of April     , 2011 (as amended, amended and restated, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by, among others, (i) Barnes & Noble, Inc., a Delaware corporation, as the lead borrower (in such capacity, the “Lead Borrower”) for itself and the other Borrowers from time to time party thereto, (ii) the other Borrowers from time to time party thereto, (iii) the Guarantors from time to time party thereto, (iv) Bank of America, N.A., as Administrative Agent, Collateral Agent and Swing Line Lender, (v) the Lenders from time to time party thereto, (vi) JPMorgan Chase Bank, N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents and (vii) SunTrust Bank and Regions Bank, as Co-Documentation Agents. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

The Lead Borrower hereby requests a [conversion of Committed Loans/continuation of LIBO Rate Loans]:1

1.	On (a Business Day)[2]

2.	In the principal amount of $ [3]

3.	Comprised of Committed Loans[4]

4.	Comprised of (Type of Committed Loan)[5]

[1]	Refer to Section 2.02(c) of the Credit Agreement.
[2]

Each notice of a conversion or continuation of Committed Loans must be received by the Administrative Agent not later than 1:00 p.m. three (3) Business Days prior to the requested date of any conversion to or continuation of LIBO Rate Loans or of any conversion of LIBO Rate Loans to Base Rate Loans.

[3]

Each conversion to or continuation of LIBO Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as otherwise provided in Section 2.03(c) and Section 2.04(c) of the Credit Agreement, each conversion to or continuation of Base Rate Loans shall be in a principal amount of not less than $500,000 and integral multiples of $100,000 in excess thereof.

[4]	Enter applicable Tranche. Notwithstanding this selection, conversion and continuation of Committed Loans will be effected subject to the terms of the Credit Agreement.
[5]	If the Lead Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Committed Loans shall be converted to Base Rate Loans.

A-2-1

5.	For LIBO Rate Loans: With an Interest Period of [6]

BARNES & NOBLE, INC., as Lead Borrower

By:
Name:
Title:	[Responsible Officer]

[6]

Pursuant to the definition of “Interest Period” in the Credit Agreement, the Lead Borrower may request a conversion to or continuation of LIBO Rate Loans with an Interest Period of one week or one, two, three, or six months. If the Lead Borrower requests a conversion to or continuation of LIBO Rate Loans, but fails to specify an Interest Period, then it will be deemed to have specified an Interest Period of one month.

A-2-2

EXHIBIT B

Form of Swing Line Loan Notice

SWING LINE LOAN NOTICE

Date:                     ,

To:	Bank of America, N.A., as Administrative Agent
Bank of America, N.A., as Swing Line Lender

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of April     , 2011 (as amended, amended and restated, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by, among others, (i) Barnes & Noble, Inc., a Delaware corporation, as the lead borrower (in such capacity, the “Lead Borrower”) for itself and the other Borrowers from time to time party thereto, (ii) the other Borrowers from time to time party thereto, (iii) the Guarantors from time to time party thereto, (iv) Bank of America, N.A., as Administrative Agent, Collateral Agent and Swing Line Lender, (v) the Lenders from time to time party thereto, (vi) JPMorgan Chase Bank, N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents and (vii) SunTrust Bank and Regions Bank, as Co-Documentation Agents. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

The Lead Borrower hereby requests a Swing Line Borrowing1:

1.	On (a Business Day)[2]

2.	In the principal amount of $ [3]

The Lead Borrower hereby represents and warrants that the conditions specified in Sections 4.02 of the Credit Agreement have been satisfied on and as of the date of the applicable Swing Line Borrowing.

[SIGNATURE PAGE FOLLOWS]

[1]	All Swingline Borrowings shall bear interest based on the Base Rate.
[2]	Each notice of a Swing Line Borrowing must be received by the Administrative Agent not later than 3:00 p.m. on the date of the requested Swing Line Borrowing.
[3]	Each Swing Line Borrowing shall be in a minimum principal amount of $100,000.

B-1

BARNES & NOBLE, INC., as Lead Borrower

By:
Name:
Title:	[Responsible Officer]

B-2

EXHIBIT C-1

Form of Committed Loan Note

AMENDED AND RESTATED PROMISSORY NOTE

([Tranche A][Tranche A-1]1 Committed Loan)

$	, 20__

FOR VALUE RECEIVED, the undersigned (individually, a “Borrower” and, collectively, the “Borrowers”), jointly and severally promise to pay to the order of __________________________________ (hereinafter, with any subsequent holders, the “Committed Loan Lender”), c/o Bank of America, N.A., 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, the principal sum of _____________________ DOLLARS ($                     ), or, if less, the aggregate unpaid principal balance of [Tranche A][Tranche A-1] Committed Loans made by the Committed Loan Lender to or for the account of any Borrower pursuant to the Amended and Restated Credit Agreement dated as of April     , 2011 (as amended, amended and restated, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by, among others, (i) the Borrowers, (ii) the Guarantors from time to time party thereto, (iii) the Lenders from time to time party thereto (individually, a “Lender” and, collectively, the “Lenders”), including, without limitation, the Committed Loan Lender, (iv) Bank of America, N.A., as Administrative Agent, Collateral Agent and Swing Line Lender, (v) JPMorgan Chase Bank, N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents, and (vi) SunTrust Bank and Regions Bank, as Co-Documentation Agents, with interest at the rate and payable in the manner stated therein.

This is a “Note” to which reference is made in the Credit Agreement and is subject to all terms and provisions thereof. The principal of, and interest on, this Committed Loan Note shall be payable at the times, in the manner, and in the amounts as provided in the Credit Agreement and shall be subject to prepayment and acceleration as provided therein. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

[This Committed Loan Note is issued in replacement of a Committed Loan Note dated [September 30, 2009] issued to the Committed Loan Lender pursuant to the Existing Credit Agreement (the “Original Note”) and does not effect any refinancing or extinguishment of the indebtedness and obligations of such Original Note, and is not a novation but is a replacement of such Original Note.]2

The Administrative Agent’s books and records concerning the [Tranche A][Tranche A-1] Committed Loans, the accrual of interest thereon, and the repayment of such Committed Loans, shall be prima facie evidence of the indebtedness to the Committed Loan Lender hereunder, absent manifest error.

[1]	Select as applicable.
[2]	Use if Committed Loan Lender is Lender under the Existing Credit Agreement.

C-1-1

No delay or omission by any Agent or the Committed Loan Lender in exercising or enforcing any of such Agent’s or the Committed Loan Lender’s powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any Default shall operate as a waiver of any other Default, nor as a continuing waiver of any such Default.

Each Borrower, and each endorser and guarantor of this Committed Loan Note, waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each Borrower assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by any Agent and/or the Committed Loan Lender with respect to this Committed Loan Note and/or any Collateral or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of any Borrower or any other Person obligated on account of this Committed Loan Note.

This Committed Loan Note shall be binding upon each Borrower, and each endorser and guarantor hereof, and upon their respective successors and assigns, and shall inure to the benefit of the Committed Loan Lender and its successors, endorsees, and assigns.

The liabilities of each Borrower, and of any endorser or guarantor of this Committed Loan Note, are joint and several, provided, however, the release by any Agent or the Committed Loan Lender of any one or more such Persons shall not release any other Person obligated on account of this Committed Loan Note. Each reference in this Committed Loan Note to any Borrower, any endorser, and any guarantor, is to such Person individually and also to all such Persons jointly.

THIS COMMITTED LOAN NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCEPT FOR THE CONFLICT OF LAWS RULES THEREOF, BUT INCLUDING GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402).

EACH OF THE BORROWERS IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS COMMITTED LOAN NOTE OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE BORROWERS IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE BORROWERS AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS COMMITTED LOAN NOTE OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR THE COMMITTED

C-1-2

LOAN LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS COMMITTED LOAN NOTE OR ANY OTHER LOAN DOCUMENT AGAINST ANY OF THE BORROWERS OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

EACH OF THE BORROWERS IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS COMMITTED LOAN NOTE OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO ABOVE. EACH OF THE BORROWERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

Each Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Agents and the Committed Loan Lender, in the establishment and maintenance of their respective relationship with the Borrowers contemplated by this Committed Loan Note, are each relying thereon. EACH BORROWER, AND THE COMMITTED LOAN LENDER, BY ITS ACCEPTANCE HEREOF, HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS COMMITTED LOAN NOTE OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH BORROWER AND THE COMMITTED LOAN LENDER, BY ITS ACCEPTANCE HEREOF, (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THE CREDIT AGREEMENT AND THIS COMMITTED LOAN NOTE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

[SIGNATURE PAGES FOLLOW]

C-1-3

IN WITNESS WHEREOF, the Borrowers have each caused this Committed Loan Note to be duly executed as of the date set forth above.

LEAD BORROWER:

BARNES & NOBLE, INC.

By:
Name:
Title:

BORROWERS:

By:
Name:
Title:

By:
Name:
Title:

By:
Name:
Title:

C-1-4

EXHIBIT C-2

Form of Swing Line Note

AMENDED AND RESTATED PROMISSORY NOTE

(Swing Line)

$75,000,000.00	, 2009

FOR VALUE RECEIVED, the undersigned (individually, a “Borrower” and, collectively, the “Borrowers”), jointly and severally promise to pay to the order of Bank of America, N.A., a national banking association with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110 (hereinafter, with any subsequent holders, the “Swing Line Lender”), the principal sum of SEVENTY-FIVE MILLION DOLLARS ($75,000,000.00), or, if less, the aggregate unpaid principal balance of Swing Line Loans made by the Swing Line Lender to or for the account of any Borrower pursuant to the Amended and Restated Credit Agreement dated as of April     , 2011 (as amended, amended and restated, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by, among others, (i) the Borrowers, (ii) the Guarantors from time to time party thereto, (iii) the Lenders from time to time party thereto (individually, a “Lender” and, collectively, the “Lenders”), (iv) the Swing Line Lender, (v) Bank of America, N.A., as Administrative Agent and Collateral Agent, (vi) JPMorgan Chase Bank, N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents, and (vi) SunTrust Bank and Regions Bank, as Co-Documentation Agents, with interest at the rate and payable in the manner stated therein.

This is a “Swing Line Note” to which reference is made in the Credit Agreement and is subject to all terms and provisions thereof. The principal of, and interest on, this Swing Line Note shall be payable at the times, in the manner, and in the amounts as provided in the Credit Agreement and shall be subject to prepayment and acceleration as provided therein. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

This Swing Line Note is issued in replacement of a Swing Line Note dated September 30, 2009 issued to the Swing Line Lender pursuant to the Existing Credit Agreement (the “Original Note”) and does not effect any refinancing or extinguishment of the Indebtedness and obligations of such Original Note, and is not a novation but is a replacement of such Original Note.

The Administrative Agent’s books and records concerning the Swing Line Loans, the accrual of interest thereon, and the repayment of such Swing Line Loans, shall be prima facie evidence of the indebtedness to the Swing Line Lender hereunder, absent manifest error.

No delay or omission by any Agent or the Swing Line Lender in exercising or enforcing any of such Agent’s or the Swing Line Lender’s powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any Default shall operate as a waiver of any other Default, nor as a continuing waiver of any such Default.

C-2-1

Each Borrower, and each endorser and guarantor of this Swing Line Note, waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each Borrower assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by any Agent and/or the Swing Line Lender with respect to this Swing Line Note and/or any Collateral or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of any Borrower or any other Person obligated on account of this Swing Line Note.

This Swing Line Note shall be binding upon each Borrower, and each endorser and guarantor hereof, and upon their respective successors and assigns, and shall inure to the benefit of the Swing Line Lender and its successors, endorsees, and assigns.

The liabilities of each Borrower, and of any endorser or guarantor of this Swing Line Note, are joint and several, provided, however, the release by any Agent or the Swing Line Lender of any one or more such Persons shall not release any other Person obligated on account of this Note. Each reference in this Swing Line Note to any Borrower, any endorser, and any guarantor, is to such Person individually and also to all such Persons jointly.

THIS SWING LINE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCEPT FOR THE CONFLICT OF LAWS RULES THEREOF, BUT INCLUDING GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402).

EACH OF THE BORROWERS IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SWING LINE NOTE OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE BORROWERS IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE BORROWERS AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SWING LINE NOTE OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR THE SWING LINE LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS SWING LINE NOTE OR ANY OTHER LOAN DOCUMENT AGAINST ANY OF THE BORROWERS OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

EACH OF THE BORROWERS IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE

C-2-2

OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SWING LINE NOTE OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO ABOVE. EACH OF THE BORROWERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

Each Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Agents and the Swing Line Lender, in the establishment and maintenance of their respective relationship with the Borrowers contemplated by this Swing Line Note, are each relying thereon. EACH BORROWER, AND THE SWING LINE LENDER, BY ITS ACCEPTANCE HEREOF, HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SWING LINE NOTE OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH BORROWER AND THE SWING LINE LENDER, BY ITS ACCEPTANCE HEREOF, (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THE CREDIT AGREEMENT AND THIS SWING LINE NOTE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

[SIGNATURE PAGE FOLLOWS]

C-2-3

IN WITNESS WHEREOF, the Borrowers have each caused this Swing Line Note to be duly executed as of the date set forth above.

LEAD BORROWER:

BARNES & NOBLE, INC.

By:
Name:
Title:

BORROWERS:

By:
Name:
Title:

By:
Name:
Title:

By:
Name:
Title:

C-2-4

EXHIBIT D

Form of Compliance Certificate

COMPLIANCE CERTIFICATE

Date of Certificate:

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement dated as of April     , 2011 (as amended, amended and restated, modified, supplemented or restated from time to time, the “Credit Agreement”) by, among others, (i) Barnes & Noble, Inc., a Delaware corporation, as the lead borrower (in such capacity, the “Lead Borrower”) for itself and the other Borrowers from time to time party thereto, (ii) the other Borrowers from time to time party thereto, (iii) the Guarantors from time to time party thereto, (iv) Bank of America, N.A., as Administrative Agent, Collateral Agent and Swing Line Lender, (v) the Lenders from time to time party thereto, (vi) JPMorgan Chase Bank, N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents, and (vii) SunTrust Bank and Regions Bank, as Co-Documentation Agents. All capitalized terms used in this Compliance Certificate and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

The undersigned, in his capacity as a duly authorized and acting Responsible Officer of the Lead Borrower, hereby certifies on behalf of the Lead Borrower and each of the other Loan Parties as of the date hereof the following:

1.	No Defaults or Events of Default.

(a)	Since (the date of the last Compliance Certificate delivered pursuant to Section 6.02 of the Credit Agreement, or, in the case of the first Compliance Certificate delivered after the Closing Date, the Closing Date), and except as set forth in Appendix I, no Default or Event of Default has occurred and is continuing.

(b)	If a Default or Event of Default has occurred and is continuing since (the date of the last Compliance Certificate delivered pursuant to Section 6.02 of the Credit Agreement, or, in the case of the first Compliance Certificate delivered after the Closing Date, the Closing Date), the Loan Parties have taken or propose to take those actions with respect to such Default or Event of Default as described on said Appendix I.

2.	Financial Calculations and Covenant Compliance.

Since                      (the date of the last Compliance Certificate delivered pursuant to Section 6.02 of the Credit Agreement or, in the case of the first Compliance Certificate delivered after the Closing Date, the Closing Date), Availability has at all times exceeded the greater of (i) 10% of the Loan Cap and (ii) $50,000,000.

3.	Financial Statements.

[Use following paragraph for fiscal month-end financial statements, to the extent required to be delivered pursuant to the Credit Agreement]

Attached hereto as Appendix II are the consolidated and, if a Trigger Period exists, the consolidating, balance sheet of the Lead Borrower and its Subsidiaries for the Fiscal Month ending                                         , together with the related consolidated and, if a Trigger Period exists, consolidating statements of income or operations, Shareholders’ Equity and cash flows for such Fiscal Month, and for the portion of the Lead Borrower’s Fiscal Year then ended, setting forth in each case in comparative form the figures for (i) the corresponding Fiscal Month of the previous Fiscal Year (if available), and (ii) the corresponding portion of the previous Fiscal Year (if available).

4.	No Material Accounting Changes, Etc.

(a)	The financial statements furnished to the Administrative Agent for the [Fiscal Year/Fiscal Quarter/Fiscal Month] ending fairly present in all material respects the financial condition, results of operations, Shareholders’ Equity and cash flows of the Lead Borrower and its Subsidiaries, as of the end of the period(s) covered, and were prepared in accordance with GAAP, subject only to, with respect to the quarterly and monthly financial statements, normal year end audit adjustments and the absence of footnotes.

(b)	Except as set forth in Appendix III, there has been no change in generally accepted accounting principles used in the preparation of the financial statements furnished to the Administrative Agent for the [Fiscal Year/Fiscal Quarter/Fiscal Month] ending . If any such change has occurred, a statement of reconciliation conforming such financial statements to GAAP is attached hereto in Appendix III.

5.	Management Discussion. Attached hereto as Appendix IV is a discussion and analysis prepared by management of the Lead Borrower with respect to the financial statements delivered herewith.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, a duly authorized and acting Responsible Officer of the Lead Borrower, on behalf of the Lead Borrower and each of the other Loan Parties, has duly executed this Compliance Certificate as of                                         , 20    .

LEAD BORROWER:

BARNES & NOBLE, INC.

By:
Name:
Title:

APPENDIX I

Except as set forth below, no Default or Event of Default has occurred and is continuing. [If a Default or Event of Default has occurred and is continuing, the following describes the nature of the Default or Event of Default in reasonable detail and the steps, if any, being taken or contemplated by the Loan Parties to be taken on account thereof.]

APPENDIX II

(Financial Statements)

[see attached]

APPENDIX III

(GAAP)

[see attached]

APPENDIX IV

(MD&A)

[see attached]

EXHIBIT E

Form of Assignment and Assumption

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the] [each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, amended and restated, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [each, the] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee] [the respective Assignees], and [the] [each] Assignee hereby irrevocably purchases and assumes from [the Assignor] [the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor] [the respective Assignors] under the respective facilities identified below (including, without limitation, any participations in LC Obligations and Swing Line Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable Law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)] [the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations

[1]

For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.

[2]

For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.

[3]	Select as appropriate.
[4]	Include bracketed language if there are either multiple Assignors or multiple Assignees.

sold and assigned by [the] [any] Assignor to [the] [any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the] [an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the] [any] Assignor.

1.	Assignor[s]: _____________________________
_____________________________

2.	Assignee[s]: _____________________________
_____________________________

3.	Borrowers: ____________________________________, ___________________________________,
_______________________, _______________________________________ [and others TBD]

4.	Administrative Agent: Bank of America, N.A., as the Administrative Agent under the Credit Agreement.

5.	Credit Agreement: Amended and Restated Credit Agreement, dated as of , 20__, by, among others, (i) Barnes & Noble, Inc., a Delaware corporation, as the lead borrower (in such capacity, the “Lead Borrower”) for itself and the other Borrowers from time to time party thereto, (ii) the other Borrowers from time to time party thereto, (iii) the Guarantors from time to time party thereto, (iv) Bank of America, N.A., as Administrative Agent, Collateral Agent and Swing Line Lender, (v) the Lenders from time to time party thereto, (vi) JPMorgan Chase Bank, N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents and (vii) SunTrust Bank and Regions Bank, as Co-Documentation Agents, as the same may be amended, amended and restated, restated, supplemented or otherwise modified and in effect from time to time.

6.	Assigned Interest[s]:

Assignor[s][5]	Assignee[s][6]	Facility or Facilities Assigned[7]	Aggregate Amount of Commitment/ Loans for all Lenders[8]	Amount of Commitment/ Loans Assigned[9]	Percentage Assigned of Commitment/ Loans[10]
			$	$		%

[7.	Trade Date: ][11]

Effective Date:                         , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE DATE OF DELIVERY OF THIS ASSIGNMENT AND ASSUMPTION FOR RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Name:
Title:

[5]	List each Assignor, as appropriate.
[6]	List each Assignee, as appropriate.
[7]	Fill in the appropriate terminology for each applicable type of facility under the Credit Agreement that is being assigned under this Assignment.
[8]

Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments of Loans under the applicable type of facility made between the Trade Date and the Effective Date.

[9]

Subject to minimum amount requirements pursuant to Section 10.06(b)(i) of the Credit Agreement and subject to proportionate amount requirements pursuant to Section 10.06(b)(ii) of the Credit Agreement.

[10]	Set forth, to at least 9 decimals, as a percentage of the applicable Commitment/Loans of all applicable Lenders thereunder.
[11]	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

ASSIGNEE

[NAME OF ASSIGNEE]

By:
Name:
Title:

[Consented to and][12] Accepted:

BANK OF AMERICA, N.A., as [Administrative Agent] [LC Issuer] [Swing Line Lender]

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as LC Issuer

By:
Name:
Title:

WELLS FARGO BANK, N.A., as LC Issuer

By:
Name:
Title:

[12]

To the extent that (i) the Administrative Agent’s consent is required under Sections 10.06(b)(i)(B) and 10.06(b)(iii)(B) of the Credit Agreement, (ii) the LC Issuer’s consent is required under Section 10.06(b)(iii)(C) of the Credit Agreement, or (iii) the Swing Line Lender’s consent is required under Section 10.06(b)(iii)(D) of the Credit Agreement.

[Consented to:][13]

BARNES & NOBLE, INC., as Lead Borrower

By:
Name:
Title:

[13]	To the extent required under Sections 10.06(b)(i)(B), 10.06(b)(iii)(A) or any other provision of the Credit Agreement.

ANNEX I TO ASSIGNMENT AND ASSUMPTION

Reference is made to the Amended and Restated Credit Agreement, dated as of                 , 20__, by, among others, by, among others, (i) Barnes & Noble, Inc., a Delaware corporation, as the lead borrower (in such capacity, the “Lead Borrower”) for itself and the other Borrowers from time to time party thereto, (ii) the other Borrowers from time to time party thereto, (iii) the Guarantors from time to time party thereto, (iv) Bank of America, N.A., as Administrative Agent, Collateral Agent and Swing Line Lender, (v) the Lenders from time to time party thereto, (vi) JPMorgan Chase Bank, N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents and (vii) SunTrust Bank and Regions Bank, as Co-Documentation Agents, as the same may be amended, amended and restated, restated, supplemented or otherwise modified and in effect from time to time.

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1. Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][[the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Loan Parties or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Loan Parties or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an Eligible Assignee under the Credit Agreement (subject to such consents, if any, as may be required under Section 10.06(b) or any other provision of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the] [such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the] [such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent, the Collateral Agent, or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the] [such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, the Collateral Agent, [the] [any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the] [each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the] [the relevant] Assignor for amounts which have accrued up to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy or other electronic image scan transmission (e.g., “pdf” or “tif” via e-mail) shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York (except for the conflict of laws rules thereof, but including General Obligations Law Sections 5-1401 and 5-1402).

4. Fees. Unless waived by the Administrative Agent in accordance with Section 10.06(b)(iv) of the Credit Agreement, this Assignment and Assumption shall be delivered to the Administrative Agent with a processing and recordation fee of $3,500.

5. Delivery. If the Assignee is not a Lender, the Assignee shall deliver to the Administrative Agent an Administrative Questionnaire.

EXHIBIT F

Form of Borrowing Base Certificate and Revolving Line of Credit Availability

Barnes & Noble, Inc.

Barnes & Noble College Booksellers, LLC

Borrowing Base Certificate for the period ending

($ 000’s)

Date:        ____________

Cert. No.        ____________

	Barnes & Noble, Inc.	Barnes & Noble College Booksellers, LLC	Consolidated
1. Tranche A Inventory Availability	$0.0	$0.0	$0.0

2. Tranche A Trade Accounts Receivable Availability	$0.0	$0.0	$0.0

3. Tranche A Credit Card Accounts Receivable Availability	$0.0	$0.0	$0.0

4. Tranche A Real Estate Availability	$0.0	$0.0	$0.0

5. Tranche A Availability before Reserves	$0.0	$0.0	$0.0

Less Reserves	$0.0	$0.0	$0.0

6. Uncapped Tranche A Availability	$0.0	$0.0	$0.0

7. Lesser of Tranche A Uncapped Availability or $915MM			$0.0

1. Tranche A-1 Availability	$0.0	$0.0	$0.0

2. Lesser of Tranche A-1 Availability or $85MM			$0.0

Tranche A and Tranche A-1 Availability			$0.0

AVAILABILITY CALCULATION

Tranche A Outstanding Principal Balance

Tranche A-1 Outstanding Principal Balance[1]
Total Principal Outstanding

ADD	Documentary Letters of Credit
	Standby Letters of Credit

Total Letters of Credit

Total Loan Balance Prior to Request

Net Availability Prior to Request

	Advance Request
	Paydown
Net Availability After Request
1.Tranche A-1 Borrowing Base		$0.0
Tranche A-1 Outstanding		$0.0

Amount to be funded under Tranche A-1 before any Tranche A Outstandings:		$0.0

The undersigned represents and warrants that (a) the information set forth above is true, complete and accurate, and has been prepared in accordance with the requirements of the Amended and Restated Credit Agreement between the Borrower and Bank of America, N.A.; (b) no “Default” (as defined in the Credit Agreement) is presently in existence; and (c) all or a portion of the advance requested hereby will be set aside by the Borrower to cover 100% of the Borrower’s obligation for sales tax on account of sales since the most recent borrowing under the Amended and Restated Credit Agreement.

Authorized Signer:
Name:
Title:

Barnes & Noble, Inc.

(Period ending             )

($ 000’s)

Date:    ________

Cert. No.    _________

Cost
Beg. Store Inventory as of:	_____________	______________
ADD	Central Receipts	______________
	Local Receipts	______________
	Freight	______________
LESS	Returns	______________
	Adjustments	______________
	Vendor Supported Markdown	______________
	Other	______________
	Cost of Sales	______________
Ending Store Inventory as of:____________		______________
ADD	Monroe DC Inventory	______________
	Reno DC Inventory	______________
	Sterling Publishing Inventory	______________

LESS	Sterling Consignment	______________
	Duncan Baird Joint Venture	______________
	GL Shrink Reserve	______________
	Café/Gift	______________
Net Eligible Inventory		______________
Tranche A Inventory Advance Rate:		______________
Monthly NOLV:	_______________
Tranche A Inventory Availability
Trade Accounts Receivable:		______________
ADD	Bulk Gift Card A/R	______________

LESS	Intercompany	______________
	Past Due >60 Days	______________
	Past Due Credits	______________
	Cross Age	______________
	Foreign Account (Excluding Canada)	______________
	Government Receivables	______________
	Unposted Cash (Both US and Canada)	______________
	Orders Pre-Billed (2 days)	______________
Net Trade Accounts Receivable		______________
Tranche A Trade Accounts Advance Rate		______________
Tranche A Trade Accounts Receivable Availability
Credit Card Accounts Receivable		______________
LESS	Ineligible	______________

Net Credit Card Accounts Receivable		______________
Tranche A Credit Card Accounts Receivable Advance Rate		______________
Tranche A Credit Card Accounts Receivable Availability
Appraised Value of Eligible Real Estate		______________
Tranche A Eligible Real Estate Advance Rate (capped at $25MM)		______________
Tranche A Real Estate Availability
Barnes & Noble, Inc. Tranche A Availability before Reserves
LESS	Sterling A/R Dilution Reserve	______________
	Gift Certificates/Gift Cards	______________
	Landlord Lien Reserve (2 Months for PA, VA, WA)	______________
Barnes & Noble, Inc. Tranche A Availability

Barnes & Noble, Inc. Tranche A-1 Calculation		______________
Eligible Inventory
Tranche A-1 Inventory Advance Rate:
Monthly NOLV:	_____________
Barnes & Noble, Inc. Tranche A-1 Availability
Barnes & Noble, Inc. Tranche A and Tranche A-1 Availability

Barnes & Noble College Booksellers, LLC

(Period ending             )

($ 000’s)

Date:    __________

Cert. No.    ________________

Cost
Beg. Inventory as of:	__________________	________________
ADD	Purchases	________________
	Buyback	________________
	Freight	________________
LESS	Returns	________________
	Used Book Returns	________________
	Other	________________
	Cost of Sales	________________
Ending inventory as of: ___________________		________________
LESS	Shrink (in excess of GL reserve)	________________
	Café	________________
Net Eligible Inventory		________________
Tranche A Inventory Advance Rate:
Monthly NOLV:	_____________________	________________
Tranche A Inventory Availability		________________
Trade Accounts Receivable:
LESS
	Unapplied Cash	________________
	Past Due >60 Days @ 50%	________________
	Past Due >90 Days @ 100%	________________
	Government Receivables	________________
	Cross Age	________________
	Total Ineligible	________________
Net Trade Accounts Receivable		________________
Tranche A Trade Accounts Advance Rate		________________
Tranche A Trade Accounts Receivable Availability
Credit Card Accounts Receivable		________________
ADD	Cash Deposits In-Transit	________________
LESS	Ineligible	________________
Net Credit Card Accounts Receivable		________________
Tranche A Credit Card Accounts Receivable Advance Rate		________________
Tranche A Credit Card Accounts Receivable Availability
Barnes & Noble College Booksellers, LLC Tranche A Availability before Reserves
LESS	Centralized Contracts Reserve	________________
Barnes & Noble College Booksellers, LLC Tranche A Availability
Barnes & Noble College Booksellers, LLC Tranche A-1 Calculation
Eligible Inventory		________________
Tranche A-1 Inventory Advance Rate:
Monthly NOLV:	______________
Barnes & Noble College Booksellers, LLC Tranche A-1 Availability
Barnes & Noble College Booksellers, LLC Tranche A and Tranche A-1 Availability

EXHIBIT G

Security Agreement

G-1

Execution Copy

SECURITY AGREEMENT

by

BARNES & NOBLE, INC.,

as a Grantor and as Lead Borrower

and

THE OTHER GRANTORS NAMED HEREIN

and

BANK OF AMERICA, N.A.

as Collateral Agent

Dated as of September 30, 2009

G-i

G-ii

EXHIBIT A	Form of Joinder Agreement
EXHIBIT B	Form of Perfection Certificate

G-iii

SECURITY AGREEMENT

THIS SECURITY AGREEMENT, dated as of September 30, 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”), is made by each of BARNES & NOBLE, INC., a Delaware corporation (the “Lead Borrower”), and certain other Subsidiaries of the Lead Borrower signatory hereto as grantors (the Lead Borrower and such other grantors, together with any successors and any other Subsidiaries of the Lead Borrower that may join as a grantor from time to time, the “Grantors,” and each, a “Grantor”), in favor of BANK OF AMERICA, N.A., in its capacity as collateral agent for the Credit Parties (as defined in the Credit Agreement defined below) pursuant to the Credit Agreement (as hereinafter defined), as grantee, assignee and secured party (in such capacities and together with any successors and assigns in such capacities, the “Collateral Agent”).

R E C I T A L S :

A. The Grantors, Collateral Agent, Bank of America, N.A., as administrative agent, and the Lenders party thereto, among others, have, in connection with the execution and delivery of this Agreement, entered into that certain Credit Agreement of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. Each Guarantor has, pursuant to the Credit Agreement or other Facility Guaranty, among other things, unconditionally guaranteed the obligations of the Borrowers under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) (the “Guaranteed Obligations”).

C. Each Grantor will receive substantial benefits from the execution, delivery and performance of the obligations under the Credit Agreement, the Facility Guaranty and the other Loan Documents and each is, therefore, willing to enter into this Agreement.

D. Each Grantor is or, as to Collateral (as hereinafter defined) acquired by such Grantor after the date hereof, will be, the legal and/or beneficial owner of the Collateral pledged by it hereunder.

F. This Agreement is given by each Grantor in favor of the Collateral Agent for the benefit of the Credit Parties to secure the payment and performance of all of the Secured Obligations.

G. It is a condition to the obligations of the Lenders to make the Loans under the Credit Agreement and a condition to the obligation of each LC Issuer to issue Letters of Credit under the Credit Agreement that each Grantor execute and deliver this Agreement.

A G R E E M E N T :

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor and the Collateral Agent hereby agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

SECTION 1.1 Definitions.

(a) Capitalized terms used but not otherwise defined herein that are defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement.

(b) Unless otherwise defined herein or in the Credit Agreement, capitalized terms used herein (including, unless otherwise specified, references to any “Letter of Credit”) that are defined in the UCC shall have the meanings assigned to them in the UCC.

(c) The following terms shall have the following meanings:

“Agreement” shall have the meaning assigned to such in the Preamble hereof.

“Claims” shall mean any and all property taxes and other taxes, assessments and special assessments, levies, fees and all governmental charges imposed upon or assessed against, and all claims (including, without limitation, landlords’, carriers’, mechanics’, workmen’s, repairmen’s, laborers’, materialmen’s, suppliers’ and warehousemen’s Liens and other claims arising by operation of law) against, all or any portion of the Collateral.

“Collateral” shall have the meaning assigned to such term in Section 2.1 hereof.

“Collateral Agent” shall have the meaning assigned to such term in the Preamble hereof.

“Collateral Data” shall mean, with respect to Intellectual Property consisting of databases and data compilations, all facts and information stored or included in such data bases or data compilations arising from or with respect to all or any portion of the Collateral.

“Collateral License” shall have the meaning assigned to such term in Section 4.15 hereof.

“Commercial Tort Claim” means a claim arising in tort with respect to which the claimant is a Grantor.

“Contracts” shall mean, collectively, with respect to each Grantor, all sale, service, performance, equipment or property lease contracts, agreements and grants and all other contracts, agreements or grants (in each case, whether written or oral, or third party or intercompany), between such Grantor and third parties, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.

“Control” shall mean “control,” as such term is defined in Section 9-104 of the UCC.

“Credit Agreement” shall have the meaning assigned to such term in Recital A hereof.

“Excluded Assets” shall mean (a) Equity Interests in the Lead Borrower and its Subsidiaries, (b) all Intellectual Property and Licenses of the Grantors (subject to the rights of the Collateral Agent under the Collateral License), (c) all furniture and Equipment of the Grantors, and (d) General Intangibles, Instruments and Documents not evidencing, governing, securing, arising from or otherwise related to the Collateral.

“General Intangibles” shall mean, collectively, with respect to each Grantor, all “general intangibles,” as such term is defined in the UCC (other than Intellectual Property and Licenses), of such Grantor and, in any event, shall include, without limitation, (i) all of such Grantor’s rights, title and interest in, to and under all insurance policies and Contracts, (ii) all know-how and warranties, (iii) any and all other rights, claims, choses-in-action and causes of action of such Grantor against any other Person and the benefits of any and all collateral or other security given by any other Person in connection therewith, (iv) all guarantees, endorsements and indemnifications, (v) all lists, books, records, correspondence, ledgers, print-outs, files (whether in printed form or stored electronically), tapes and other papers or materials containing information, including, without limitation, all customer or tenant lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, appraisals, recorded knowledge, surveys, studies, engineering reports, test reports, manuals, standards, processing standards, performance standards, catalogs, research data, computer and automatic machinery software and programs and the like, field repair data, accounting information pertaining to such Grantor’s operations or any of such Grantor’s assets and all media in which or on which any of the information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, (vi) all licenses, consents, permits, variances, certifications, authorizations and approvals, however characterized, of any Governmental Authority (or any Person acting on behalf of a Governmental Authority) now or hereafter acquired or held by such Grantor pertaining to any of its assets, including, without limitation, building permits, certificates of occupancy, environmental certificates, industrial permits or licenses and certificates of operation (but excluding Licenses), (vii) all Payment Intangibles, and (viii) all rights to reserves, deferred payments, deposits, refunds, indemnification of claims to the extent the foregoing relate to any assets, including, without limitation, Permitted Acquisitions, and claims for tax or other refunds against any Governmental Authority relating to any assets of the Grantors.

“Grantor” shall have the meaning assigned to such term in the Preamble hereof.

“Intellectual Property” shall mean, collectively, with respect to each Grantor, all (i) patents and patent applications registered or applied for in the United States and all other nations throughout the world and any political subdivision thereof, and all improvements to the inventions disclosed in each such registration, patent or patent application, (ii) trademarks, service marks, certification marks, trade dress, logos, slogans, uniform resource locations (URL’s), domain names, rights of publicity, trade names and corporate names (whether registered or unregistered, whether statutory or common law and whether established or registered in the United States or any other country or any political subdivision thereof), including all registrations and applications for registration of the foregoing and all goodwill associated therewith, (iii) copyrights (whether statutory or common law, whether established or registered in the United States or any other country or any political subdivision thereof whether registered or unregistered and whether published or unpublished) and registrations and applications for registration thereof, including all derivative works, moral rights, renewals, extensions, reversions or restorations associated with such copyrights, now or hereafter provided by law, (iv) computer software (including, without limitation, source code, object code, firmware, operating systems and specifications), (v) trade secrets, (vi) databases and compilations of data (it being understood that the foregoing shall not include individual facts and pieces of information stored therein), (vii) any other similar type of proprietary intellectual property right, and (viii) all rights to sue or recover and retain damages and costs and attorneys’ fees for past, present and future infringement or misappropriation of any of the foregoing, in each case (i) through (vii), whether now owned or hereafter created or acquired by or assigned to such Grantor.

“Joinder Agreement” shall mean an agreement substantially in the form annexed hereto as Exhibit A.

“Lead Borrower” shall have the meaning assigned to such term in the Preamble hereof.

“Licenses” shall mean, collectively, with respect to each Grantor, all license and distribution agreements with, and covenants not to sue, any other party with respect to any Intellectual Property, whether such Grantor is a licensor or licensee, distributor or distributee under any such license or distribution agreement.

“Perfection Certificate” shall mean an agreement substantially in the form annexed hereto as Exhibit B and each supplement (which shall be in form and substance reasonably acceptable to the Collateral Agent) thereto from time to time executed and delivered by the applicable Grantor contemporaneously with the execution and delivery of each Joinder Agreement executed in accordance with Section 3.3.

“Restricted Collateral” shall mean all assets of the Grantors that would otherwise be included as Collateral but for the express terms of (a) any permit, lease, license, contract or other agreement or instrument constituting or applicable to such asset or (b) applicable Law (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity) that, in each case, prohibits the grant to any Credit Party of a security interest in and to such asset; provided, however, that such assets shall constitute “Restricted Collateral” only to the extent and for so long as such permit, lease, license, contract or other agreement or applicable Law validly prohibits the creation of a Lien on such property in favor of the Credit Parties and, upon the termination of such prohibition (by written consent or in any other manner), such property shall cease to constitute “Restricted Collateral”.

SECTION 1.2 Interpretation. The rules of interpretation specified in the Credit Agreement shall be applicable to this Agreement. In the event of any direct conflict between the terms of this Agreement and the terms of the Credit Agreement, the terms of the Credit Agreement shall control.

ARTICLE II

GRANT OF SECURITY AND SECURED OBLIGATIONS

SECTION 2.1 Grant of Security Interest and Pledge. As collateral security for the payment and performance in full of all the Secured Obligations, each Grantor hereby (a) grants to the Collateral Agent for its benefit and for the benefit of the Credit Parties a lien on and security interest in and to, and (b) pledges, mortgages and hypothecates to the Collateral Agent for its benefit and the benefit of the Credit Parties, in each case, all of the right, title and interest of such Grantor in, to and under all of the following personal property and interests in property, wherever located, and whether now existing or hereafter arising or acquired from time to time (collectively, the “Collateral”):

(i)	all Accounts;

(ii)	all Inventory;

(iii)	all Investment Property;

(iv)	all Deposit Accounts and all Securities Accounts;

(v)	all Chattel Paper, Instruments and Letter-of-Credit Rights arising from the sale of or providing of Inventory or services;

(vi)	all General Intangibles, Documents and Supporting Obligations evidencing, governing, securing, arising from or related to any of the assets described in clauses (i)-(v);

(vii)	all books and records relating to any of the foregoing clauses (i) through (vi);

(viii)	all Commercial Tort Claims arising from or with respect to any of the assets described in clause (i) - (vii); and

(ix)	to the extent not covered by clauses (i) through (viii) of this sentence, all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, any and all proceeds of any insurance, indemnity, warranty or guaranty payable to such Grantor from time to time with respect to any of the foregoing.

Notwithstanding anything to the contrary contained in clauses (i) through (viii) above, the security interest created by this Agreement shall not extend to, and the term “Collateral” shall not include, any Excluded Assets or Restricted Collateral; provided that, all Accounts arising from and all Proceeds, substitutions or replacements of any Restricted Collateral (other than Excluded Assets) shall constitute Collateral hereunder.

SECTION 2.2 Security Interest. Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to authenticate and file in any relevant jurisdiction any financing statements (including fixture filings) and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, including, without limitation, (i) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor, and (ii) any financing or continuation statements or other documents without the signature of such Grantor where permitted by law.

ARTICLE III

PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;

USE OF COLLATERAL

SECTION 3.1 Financing Statements and Other Filings; Maintenance of Perfected Security Interest. Each Grantor represents and warrants that the only filings, registrations and recordings necessary and appropriate to create, preserve, protect and perfect the security interest granted by each such Grantor to the Collateral Agent (for the benefit of the Credit Parties) pursuant to this Agreement in respect of the Collateral are listed in Schedule 1.04 to the Perfection Certificate. Each Grantor represents and warrants that all such filings, registrations and recordings have been delivered to the Collateral Agent in completed (and, to the extent necessary or appropriate, duly executed) form for filing in each governmental, municipal or other office specified in Schedule 1.04 to the Perfection Certificate. Each Grantor agrees that at the sole cost and expense of the Grantors, (i) such Grantor will maintain the security interest created by this Agreement in the Collateral as a perfected first priority security interest and, subject to Permitted Encumbrances, shall defend such security interest against the claims and demands of all Persons, (ii) such Grantor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral, in each case as the Collateral Agent may reasonably request, all in reasonable detail and (iii) at any time and from time to time, upon the written request of the Collateral Agent, such Grantor shall promptly and duly execute and deliver, and file and have recorded, such further instruments and documents and take such further action as the Collateral Agent may deem reasonably necessary for the purpose of obtaining or preserving the full benefits of this Agreement and the rights and powers herein granted, including the filing of any financing statements, continuation statements and other documents (including the Agreement) under the UCC (or other applicable Laws) in effect in any jurisdiction with respect to the security interest created hereby and the execution and delivery of Blocked Account Agreements, all in form reasonably satisfactory to the Collateral Agent and in such offices wherever required by law to perfect, continue and maintain a valid, enforceable, first priority security interest in the Collateral as provided herein and to preserve the other rights and interests granted to the Collateral Agent hereunder, as against third parties (other than with respect to Permitted Encumbrances), with respect to the Collateral.

SECTION 3.2 Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent’s security interest in the Collateral, each Grantor represents, warrants and agrees, in each case at such Grantor’s own expense, with respect to the following Collateral that:

(a) Instruments and Tangible Chattel Paper. As of the date hereof no amount payable under or in connection with any of the Collateral is evidenced by any Instrument or Tangible Chattel Paper. If any amount in excess of $3,000,000 payable under or in connection with any of the Collateral shall be evidenced by any Instrument or Tangible Chattel Paper, the Grantor acquiring such Instrument or Tangible Chattel Paper shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may reasonably request from time to time.

(b) Deposit and Securities Accounts. As of the date hereof, such Grantor has not opened nor does it maintain any (i) DDAs other than the accounts listed in Schedule 5.20(a) to the Credit Agreement or (ii) Securities Accounts, other than the accounts listed on Schedule 5.20(c) to the Credit Agreement. Each Grantor shall (1) deliver to the Collateral Agent fully executed Securities Account Control Agreements with respect to each Securities Account listed on Schedule 5.20(c) to the Credit Agreement as and when required under the Credit Agreement and (2) comply with the provisions set forth in Section 6.13(a) of the Credit Agreement with respect to DDAs. If any Grantor establishes any other Securities Account or DDA during the term of the Credit Agreement, such Grantor shall give prompt written notice thereof to the Collateral Agent and, no later than 30 days (or such longer period, not to exceed 60 days, as the Collateral Agent may agree) after establishing such Securities Account or DDA, shall deliver to the Collateral Agent a fully executed Securities Account Control Agreement, Blocked Account Agreement or copy of a DDA Notification that has been delivered to the applicable depositary bank, as the case may be. The Grantors shall at all times comply with the provisions set forth in Section 6.13 of the Credit Agreement.

(c) Electronic Chattel Paper and Transferable Records. As of the date hereof, no amount in excess of $3,000,000 payable under or in connection with any of the Collateral is evidenced by any Electronic Chattel Paper or any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction). If any amount payable under or in connection with any of the Collateral shall be evidenced by any Electronic Chattel Paper or any transferable record, the Grantor acquiring such Electronic Chattel Paper or transferable record shall promptly notify the Collateral Agent thereof and shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control under UCC Section 9-105 of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Collateral Agent agrees with such Grantor that the Collateral Agent will arrange, pursuant to procedures reasonably satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent’s loss of control, for the Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act of Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such Electronic Chattel Paper or transferable record.

(d) Letter-of-Credit Rights. As of the date hereof, Schedule 3.02 to the Perfection Certificate lists all Letters of Credit constituting Collateral. If such Grantor is at any time a beneficiary under a Letter of Credit constituting Collateral now or hereafter issued in favor of such Grantor in a face amount exceeding $3,000,000, such Grantor shall promptly notify the Collateral Agent thereof and such Grantor shall, at the request of the Collateral Agent, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) arrange for the issuer and any confirmer of such Letter of Credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the Letter of Credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such Letter of Credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the Letter of Credit are to be applied as provided in the Credit Agreement.

SECTION 3.3 Joinder of Additional Grantors. The Grantors shall cause each direct or indirect Subsidiary of any Loan Party which, from time to time, after the date hereof shall be required to pledge any assets to the Collateral Agent for the benefit of the Credit Parties pursuant to the provisions of the Credit Agreement, to execute and deliver to the Collateral Agent a Joinder Agreement (including supplements to the Perfection Certificate and the schedules to the Credit Agreement), in each case, as and when required under Section 6.12 of the Credit Agreement and, upon such execution and delivery, such Subsidiary shall constitute a “Grantor” for all purposes hereunder with the same force and effect as if originally named as a Grantor herein, including, but not limited to, granting the Collateral Agent a security interest in all Collateral of such Subsidiary. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 3.4 Collateral Access Agreements. Schedule 2.05 to the Perfection Certificate lists all warehouse locations with respect to which the Grantors shall deliver Collateral Access Agreements as of the Closing Date. After the Closing Date, upon the lease or other acquisition of any other Material Storage Location or any other warehouse or other leased storage or distribution facility in which $10,000,000 or more of Inventory is or may be located from time to time, and otherwise at any time after the occurrence and during the continuation of an Event of Default, each Grantor shall deliver Collateral Access Agreements as and to the extent required under Section 7.03(e) or Section 7.05(i) of the Credit Agreement and otherwise shall take such further actions, and execute and deliver to the Collateral Agent such Collateral Access Agreements or additional assignments, agreements, supplements, powers and instruments, as the Collateral Agent may in its reasonable judgment deem necessary or appropriate.

SECTION 3.5 Further Assurances. At any time after the occurrence and during the continuation of an Event of Default, each Grantor shall take such further actions, and execute and deliver to the Collateral Agent such Collateral Access Agreements or additional assignments, agreements, supplements, powers and instruments, as the Collateral Agent may in its reasonable judgment deem necessary or appropriate, wherever required by law, in order to perfect, preserve and protect the security interest in the Collateral as provided herein and the rights and interests granted to the Collateral Agent hereunder, to carry into effect the purposes hereof or better to assure and confirm unto the Collateral Agent or permit the Collateral Agent to exercise and enforce its rights, powers and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall make, execute, endorse, acknowledge, file or re-file and/or deliver to the Collateral Agent from time to time upon reasonable request of the Collateral Agent such lists, descriptions and designations of the Collateral, copies of warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, control agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments. If an Event of Default has occurred and is continuing, the Collateral Agent may institute and maintain, in its own name or in the name of any Grantor, such suits and proceedings as the Collateral Agent may be advised by counsel shall be necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Collateral. All of the foregoing shall be at the sole cost and expense of the Grantors. The Grantors and the Collateral Agent acknowledge that this Agreement is intended to grant to the Collateral Agent for the benefit of the Credit Parties a security interest in and Lien upon the Collateral and shall not constitute or create a present assignment of any of the Collateral.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Grantor represents, warrants and covenants as follows:

SECTION 4.1 Title. Each Grantor has good and valid rights in, and title to, the Collateral with respect to which it has purported to grant a Security Interest hereunder. No financing statement or other public notice authorized by a Grantor of any Lien or security interest with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Collateral Agent pursuant to this Agreement or as are permitted by the Credit Agreement. No Person other than the Collateral Agent has control or possession of all or any part of the Collateral, except as permitted by the Credit Agreement.

SECTION 4.2 Limitation on Liens; Defense of Claims; Transferability of Collateral. Each Grantor is as of the date hereof, and, as to Collateral acquired by it from time to time after the date hereof, such Grantor will be, the sole direct and beneficial owner of all Collateral pledged by it hereunder free from any Lien or other right, title or interest of any Person other than the Liens and security interest created by this Agreement and Permitted Encumbrances. Each Grantor shall, at its own cost and expense, defend title to the Collateral pledged by it hereunder and the security interest therein and Lien thereon granted to the Collateral Agent and the priority thereof against all claims and demands of all Persons, at its own cost and expense, at any time claiming any interest therein adverse to the Collateral Agent or any other Credit Party other than Permitted Encumbrances. Except as permitted by the Credit Agreement, as of the date hereof, there is no agreement, and, after the date hereof, no Grantor shall enter into any agreement or take any other action, that would restrict the transferability of any of the Collateral or otherwise impair or conflict with such Grantors’ obligations or the rights of the Collateral Agent hereunder.

SECTION 4.3 Validity and Priority of Security Interest. The security interest granted hereunder constitutes (a) a legal and valid security interest in all of the Collateral securing the payment and performance of the Secured Obligations, and (b) subject to the filings described in Section 3.1 above, a perfected security interest in all of the Collateral, to the extent that perfection of such security interest can be achieved by filings or recordings. The security interest granted hereunder is and shall be prior to any other Lien on any of the Collateral other than as permitted under the Credit Agreement.

SECTION 4.4 Chief Executive Office; Change of Name; Jurisdiction of Organization.

(a) The exact legal name, type of organization, jurisdiction of organization, organizational identification number and chief executive office of such Grantor is indicated in Schedule 1.01 to the Perfection Certificate. The exact Federal Taxpayer Identification Number of each Grantor is indicated in the secretary’s certificate delivered by such Grantor to the Collateral Agent on the Closing Date. Such Grantor shall furnish to the Collateral Agent prompt written notice of any change in (i) its corporate name, (ii) the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (iii) its identity or type of organization or corporate structure, (iv) its Federal Taxpayer Identification Number or organizational identification number or (v) its jurisdiction of organization or formation (in each case, including, without limitation, by merging with or into any other entity, reorganizing, dissolving, liquidating, reincorporating or incorporating in any other jurisdiction). Such Grantor agrees (A) not to effect or permit any such change unless all filings have been made under the UCC or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral (subject to Permitted Encumbrances) and (B) to take all action reasonably requested by and reasonably satisfactory to the Collateral Agent to maintain the perfection and priority of the security interest of the Collateral Agent for the benefit of the Credit Parties in the Collateral intended to be granted hereunder. Each Grantor agrees to promptly provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the preceding sentence.

(b) The Collateral Agent may rely on opinions of counsel as to whether any or all UCC financing statements of the Grantors need to be amended as a result of any of the changes described in Section 4.4(a). If any Grantor fails to provide information to the Collateral Agent about such changes on a timely basis, the Collateral Agent shall not be liable or responsible to any party for any failure to maintain a perfected security interest in such Grantor’s property constituting Collateral, for which the Collateral Agent needed to have information relating to such changes. The Collateral Agent shall have no duty to inquire about such changes if any Grantor does not inform the Collateral Agent of such changes, the parties acknowledging and agreeing that it would not be feasible or practical for the Collateral Agent to search for information on such changes if such information is not provided by any Grantor.

SECTION 4.5 Location of Inventory. Schedule 2.04 to the Perfection Certificate (as the same may be supplemented from time to time) sets forth all warehouse and other locations where Inventory with an aggregate value in excess of $5,000,000 may be located from time to time.

SECTION 4.6 No Claims. Each Grantor owns or has rights to use all of the Collateral pledged by it hereunder and all rights with respect to any of the foregoing used in, necessary for or material to such Grantor’s business as currently conducted. The use by such Grantor of such Collateral and all such rights with respect to the foregoing do not infringe on the rights of any Person other than such infringement which would not, individually or in the aggregate, result in a Material Adverse Effect. No claim has been made and remains outstanding that such Grantor’s use of any Collateral does or may violate the rights of any third Person that would individually, or in the aggregate, have a Material Adverse Effect.

SECTION 4.7 No Conflicts, Consents, etc. No consent of any party (including, without limitation, equity holders or creditors of such Grantor) and no consent, authorization, approval, license or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required (A) for the pledge by such Grantor of the Collateral pledged by it pursuant to this Agreement or for the execution, delivery or performance hereof by such Grantor, or (B) for the exercise by the Collateral Agent of the remedies in respect of the Collateral pursuant to this Agreement. Following the occurrence and during the continuation of an Event of Default, if the Collateral Agent desires to exercise any remedies, consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other Person therefor, then, upon the reasonable request of the Collateral Agent, such Grantor agrees to use commercially reasonable efforts to assist and aid the Collateral Agent to obtain as soon as commercially practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.

SECTION 4.8 Collateral. All information set forth herein, including the schedules annexed hereto, and all information contained in the Perfection Certificate and any documents, schedules and lists heretofore delivered to any Credit Party in connection with this Agreement, in each case, relating to the Collateral, is accurate and complete in all material respects and, if represented as of a specified date, as of such date. The Collateral described on the schedules annexed hereto and as set forth in the schedules to the Credit Agreement constitutes all of the property of such type of Collateral owned or held by the Grantors as of the date of such schedules.

SECTION 4.9 Insurance. Each Grantor shall maintain or shall cause to be maintained such insurance as is required pursuant to Section 6.07 of the Credit Agreement. Each Grantor hereby irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact), exercisable only after the occurrence and during the continuance of an Event of Default, for the purpose of making, settling and adjusting claims in respect of the Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or in part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Default or Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable in accordance with Section 7.2 of this Agreement. All sums disbursed by the Collateral Agent in connection with this Section 4.9, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Secured Obligations secured hereby.

SECTION 4.10 Payment of Taxes; Compliance with Laws; Contested Liens; Claims. Each Grantor represents and warrants that all Claims imposed upon or assessed against the Collateral have been paid and discharged except to the extent such Claims constitute Permitted Encumbrances. Each Grantor shall comply with all applicable Law relating to the Collateral, unless the failure to comply could not reasonably be expected to have a Material Adverse Effect. Each Grantor may at its own expense contest the validity, amount or applicability of any Claims so long as the contest thereof shall be conducted in accordance with, and permitted pursuant to the provisions of, the Credit Agreement.

SECTION 4.11 Access to Collateral, Books and Records; Other Information. The Collateral Agent and its representatives may examine the Collateral in accordance with Section 6.10 of the Credit Agreement.

SECTION 4.12 Third Party Consents. At the request of the Required Lenders at any time, or upon the request of the Collateral Agent at any time during the continuation of an Event of Default, Grantor shall use reasonable commercial efforts to obtain the consent of third parties to the extent such consent is necessary or desirable to create a valid, perfected security interest in favor of the Collateral Agent in any Collateral.

SECTION 4.13 Transfers of and other Liens on Collateral. No Grantor shall sell, convey, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral pledged by it hereunder except with respect to Permitted Dispositions and Permitted Encumbrances.

SECTION 4.14 Organization Documents. As of the date hereof, each Grantor has delivered to the Collateral Agent true, correct and complete copies of its Organization Documents. The Organization Documents are in full force and effect, have not as of the date hereof been amended or modified except as disclosed to the Collateral Agent. Except as otherwise permitted under the Credit Agreement, no Grantor will terminate or agree to terminate any Organization Documents or make any amendment or modification to any Organization Documents.

SECTION 4.15 Grant of Collateral License. For the purpose of enabling the Collateral Agent, during the continuance of an Event of Default, to the extent reasonable to exercise rights and remedies under Article VI hereof at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Collateral Agent, to the fullest extent of the Grantors’ rights to grant a license or sublicense thereof, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use any of the furniture, Equipment, General Intangibles, Instruments, Documents, Intellectual Property and Licenses (collectively, “Licensed Assets”) now owned or hereafter acquired by such Grantor, wherever the same may be located, including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof (the “Collateral License”); provided, that such Collateral License may not be sub-licensed or transferred to any other Person except (a) a sublicense to any agent of the Collateral Agent that is acting for and on behalf of the Collateral Agent, which sublicense shall be for the sole purpose of exercising the rights and remedies of the Collateral Agent under Article VI hereof or (b) as otherwise expressly provided in Section 7.04. For the avoidance of doubt, the Collateral License does not permit the Collateral Agent or any other Credit Party to (x) sell, assign or otherwise transfer ownership in any Licensed Assets or (y) encumber, license, sublicense or impair any Intellectual Property or Licenses (in each case, other than in connection with the Disposition of Collateral that may include a printed, stamped or otherwise applied trademark or other mark of any Grantor). In addition to the foregoing grant of the Collateral License, the Grantors hereby acknowledge and agree that none of the Collateral Agent, the other Credit Parties or any agent thereof shall be required, prior to Disposing of or as a condition to the Disposition of all or any portion of the Collateral during the exercise of remedies after an Event of Default, to remove, deface or otherwise dispose of any trademark or other Intellectual Property of the Grantors that may be printed upon, stamped upon, adhered to by application of stickers or otherwise or otherwise incorporated as part of any Collateral. For the avoidance of doubt, subject to the restrictions expressly provided above, the Collateral License permits the Collateral Agent and its agents to access and use, solely in the exercise of rights and remedies under Article VI hereof, all the Grantors’ databases and data compilations in which all or any portion of any Collateral Data is stored.

SECTION 4.16 Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim constituting Collateral for which a complaint or a counter-claim in an amount greater than or equal to $3,000,000 has been filed, such Grantor shall (a) for itself or through the Lead Borrower, notify the Collateral Agent thereof no later than ten (10) Business Days after the filing or acquisition thereof, (b) if requested by the Collateral Agent, deliver to the Collateral Agent, no later than ten (10) Business Days after such request, a summary description of such Commercial Tort Claim and (c) take such actions as the Collateral Agent may reasonably request in order to perfect the Lien in favor of the Collateral Agent, for the benefit of the Credit Parties, with respect thereto.

ARTICLE V

CERTAIN PROVISIONS CONCERNING ACCOUNTS

SECTION 5.1 Special Representations and Warranties. All Accounts and all records, papers and documents relating thereto (i) are genuine and correct and in all material respects what they purport to be, (ii) evidence indebtedness unpaid and owed by the account debtor, arising out of the performance of labor or services or the sale, lease, License, assignment or other disposition and delivery of the goods or other property listed therein or out of an advance or a loan, and (iii) are in all material respects in compliance and conform with all applicable material Federal, state and local laws and applicable Laws of any relevant foreign jurisdiction.

SECTION 5.2 Maintenance of Records. Each Grantor shall keep and maintain at its own cost and expense materially complete records of each Account, in a manner consistent with prudent business practice (which shall include any manner consistent with past practice), including, without limitation, records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto. Each Grantor shall, at such Grantor’s sole cost and expense, upon the Collateral Agent’s demand made at any time after the occurrence and during the continuance of any Event of Default, deliver all tangible evidence of Accounts, including, without limitation, all documents evidencing Accounts and any books and records relating thereto to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Grantor). At any time after the acceleration of the Secured Obligations after any Event of Default, the Collateral Agent may transfer a full and complete copy of any Grantor’s books, records, credit information, reports, memoranda and all other writings relating to the Accounts to and for the use by any Person that has acquired an interest in the Accounts or the Collateral Agent’s security interest therein without the consent of any Grantor.

SECTION 5.3 Legend. Upon the request of the Collateral Agent made at any time after the occurrence and during the continuance of any Event of Default, each Grantor shall legend the Accounts and the other books, records and documents of such Grantor evidencing or pertaining to the Accounts with an appropriate reference to the fact that the Accounts have been assigned to the Collateral Agent for the benefit of the Credit Parties and that the Collateral Agent has a security interest therein.

SECTION 5.4 Modification of Terms, etc. No Grantor shall rescind or cancel any indebtedness evidenced by any Account or modify any term thereof or make any adjustment with respect thereto, extend or renew any such indebtedness, compromise or settle any dispute, claim, suit or legal proceeding relating thereto, or sell any Account or interest therein, except, in each such case, in the ordinary course of business consistent with prudent business practice (which shall include any manner consistent with past practice), without the prior written consent of the Collateral Agent.

SECTION 5.5 Collection. Each Grantor shall use commercially reasonable efforts to cause to be collected from the account debtor of each of the Accounts, as and when due in the ordinary course of business consistent with prudent business practice (which shall include any manner consistent with past practice) (including, without limitation, Accounts that are delinquent, such Accounts to be collected in accordance with generally accepted commercial collection procedures), any and all amounts owing under or on account of such Account, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. The costs and expenses (including, without limitation, reasonable attorneys’ fees) of collection, in any case, whether incurred by any Grantor, the

Collateral Agent or any Credit Party in accordance with the terms of the Loan Documents, shall be paid by the Grantors.

SECTION 5.6 Assignment of Security Interest. Upon the request of the Collateral Agent, if at any time any Grantor shall take a security interest in any property of an account debtor or any other Person to secure payment and performance of a material Account and such Account is in an amount equal to $3,000,000 or more, such Grantor shall promptly assign such security interest to the Collateral Agent. No such assignment shall need to be filed of public record unless necessary to continue the perfected status of the security interest against creditors of, and transferees from, the account debtor or other Person granting the security interest.

ARTICLE VI

REMEDIES AND APPLICATION OF PROCEEDS

SECTION 6.1 Remedies. (a) Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent may from time to time in respect of the Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it under the Credit Agreement or any other Loan Document, take all or any combination of the following actions:

(i) Personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from any Grantor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon any Grantor’s premises where any of the Collateral is located, remove such Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of any Grantor.

(ii) Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Collateral including, without limitation, instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to any Grantor, prior to receipt by any such obligor of such instruction, such Grantor shall segregate all amounts received pursuant thereto in trust for the benefit of the Collateral Agent and shall promptly pay such amounts to the Collateral Agent.

(iii) Sell, assign or otherwise Liquidate, or direct any Grantor to sell, assign or otherwise Liquidate, any and all investments made in whole or in part with the Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, License or Liquidation.

(iv) Take possession of the Collateral or any part thereof, by directing any Grantor in writing to assemble the Collateral in any place or places so designated by the Collateral Agent in accordance with Section 9-609 of the UCC, in which event such Grantor shall at its own expense: (A) forthwith cause the same to be moved to the place or places designated by the Collateral Agent and there delivered to the Collateral Agent, (B) store and keep any Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent and (C) while the Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition. Time is of the essence regarding each Grantor’s obligation to deliver the Collateral as contemplated in this Section 6.1(a)(iv). Upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by any Grantor of such obligation.

(v) Withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of any Grantor constituting Collateral for application to the Secured Obligations as provided in Section 6.5 hereof.

(vi) Exercise any and all rights as beneficial and legal owner of the Collateral, including, without limitation, perfecting the assignment of, and exercising any other rights and powers with respect to, any Collateral.

(vii) With respect to any Collateral consisting of Inventory, the Collateral Agent may conduct one or more going-out-of-business sales in the name of the Grantors, or in the Collateral Agent’s own right, or by one or more agents and contractors. Such sale(s) may be conducted upon any premises owned, leased, or occupied by any Grantor. The Collateral Agent and any such agent or contractor, in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of the Collateral Agent or such agent or contractor). Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and expenses incurred in their disposition) shall be the sole property of the Collateral Agent or such agent or contractor and neither any Grantor nor any Person claiming under or in right of any Grantor shall have any interest therein. Each purchaser at any such going out of business sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor.

(viii) Exercise all the rights and remedies of a Credit Party under the UCC, and the Collateral Agent may also in its sole discretion, without notice except as specified in Section 6.2 hereof, sell, assign or grant a license to use the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable. The Collateral Agent or any other Credit Party or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of any or all of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations owed to such Person as a credit on account of the purchase price of any Collateral payable by such Person at such sale. Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives, to the fullest extent permitted by law, any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree.

SECTION 6.2 Notice of Sale. Each Grantor acknowledges and agrees that, to the extent notice of sale or other disposition of Collateral shall be required by applicable Law, ten (10) days’ prior notice to such Grantor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. No notification need be given to any Grantor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying (as permitted under law) any right to notification of sale or other intended disposition.

SECTION 6.3 Waiver of Notice and Claims. Each Grantor hereby waives, to the fullest extent permitted by applicable Law, notice or judicial hearing in connection with the Collateral Agent’s taking possession or the Collateral Agent’s disposition of any of the Collateral, including, without limitation, any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Grantor would otherwise have under law, and each Grantor hereby further waives, to the fullest extent permitted by applicable Law: (i) all damages occasioned by such taking of possession, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent’s rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable Law. The Collateral Agent shall not be liable for any incorrect or improper payment made pursuant to this Article VI in the absence of gross negligence or willful misconduct. Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Grantor therein and thereto, and shall be a perpetual bar both at law and in equity against such Grantor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through or under such Grantor.

SECTION 6.4 No Waiver; Cumulative Remedies.

(i) No failure on the part of the Collateral Agent to exercise, no course of dealing with respect to, and no delay on the part of the Collateral Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy; nor shall the Collateral Agent be required to look first to, enforce or exhaust any other security, collateral or guaranties. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

(ii) In the event that the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned under Debtor Relief Laws, or for any other reason or shall have been determined adversely to the Collateral Agent, then and in every such case, the Grantors, the Collateral Agent and each other Credit Party shall be restored to their respective former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of the Collateral Agent and the other Credit Parties shall continue as if no such proceeding had been instituted.

SECTION 6.5 Application of Proceeds. The proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral pursuant to the exercise by the Collateral Agent of its remedies shall be applied, together with any other sums then held by the Collateral Agent pursuant to this Agreement, in accordance with and as set forth in Section 8.03 of the Credit Agreement.

ARTICLE VII

MISCELLANEOUS

SECTION 7.1 Concerning Collateral Agent. Without, in any way, limiting the rights of the Collateral Agent under the Credit Agreement or other Loan Documents:

(i) The Collateral Agent has been appointed as collateral agent pursuant to the Credit Agreement. The actions of the Collateral Agent hereunder are subject to the provisions of the Credit Agreement. The Collateral Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of the Collateral), in accordance with this Agreement and the Credit Agreement. The Collateral Agent may employ agents and attorneys-in-fact in connection herewith and the use of such agents or attorneys-in-fact shall not alter the indemnification and limitations on liability with respect to the Collateral Agent or the other Credit Parties set forth in the Loan Documents. The Collateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided in the Credit Agreement. Upon the acceptance of any appointment as the Collateral Agent by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent’s resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent.

(ii) The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equivalent to that which the Collateral Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Collateral Agent nor any of the Credit Parties shall have responsibility for taking any necessary steps to preserve rights against any Person with respect to any Collateral.

(iii) The Collateral Agent shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person, and, with respect to all matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.

(iv) If any item of Collateral also constitutes collateral granted to Collateral Agent under any other deed of trust, mortgage, security agreement, pledge or instrument of any type, in the event of any conflict between the provisions hereof and the provisions of such other deed of trust, mortgage, security agreement, pledge or instrument of any type in respect of such collateral, Collateral Agent, in its sole discretion, shall select which provision or provisions shall control.

SECTION 7.2 Collateral Agent May Perform; Collateral Agent Appointed Attorney-in-Fact. If any Grantor shall fail to perform any covenants contained in this Agreement or in the Credit Agreement (including, without limitation, such Grantor’s covenants to (i) pay the premiums in respect of all required insurance policies hereunder, (ii) pay Claims, (iii) make repairs, (iv) discharge Liens or (v) pay or perform any obligations of such Grantor under any Collateral) or if any warranty on the part of any Grantor contained herein shall be breached, the Collateral Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that Collateral Agent shall in no event be bound to inquire into the validity of any tax, lien, imposition or other obligation which such Grantor fails to pay or perform as and when required hereby and which such Grantor does not contest in accordance with the provisions of the Credit Agreement. Any and all amounts so expended by the Collateral Agent shall be paid by the Grantors in accordance with the provisions of Section 7.3 hereof. Neither the provisions of this Section 7.2 nor any action taken by Collateral Agent pursuant to the provisions of this Section 7.2 shall prevent any such failure to observe any covenant contained in this Agreement nor any breach of warranty form constituting an Event of Default. Each Grantor hereby appoints the Collateral Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, or otherwise, from time to time after the occurrence and during the continuation of an Event of Default in the Collateral Agent’s discretion to take any action and to execute any instrument consistent with the terms of the Credit Agreement and the other Security Documents which the Collateral Agent may deem necessary to accomplish the purposes hereof. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. Each Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

SECTION 7.3 Expenses; Indemnity. Without limiting the provisions of Section 10.04 of the Credit Agreement or other Loan Documents:

(a) Each Grantor will upon demand pay to the Collateral Agent the amount of any and all reasonable costs and expenses, including the fees and expenses of its counsel and the fees and expenses of any experts and agents which the Collateral Agent may incur in connection with (i) any action, suit or other proceeding affecting the Collateral or any part thereof commenced, in which action, suit or proceeding the Collateral Agent is made a party or participates or in which the right to use the Collateral or any part thereof is threatened, or in which it becomes necessary in the judgment of the Collateral Agent to defend or uphold the Lien hereof (including, without limitation, any action, suit or proceeding to establish or uphold the compliance of the Collateral with any requirements of any Governmental Authority or law), (ii) the collection of the Secured Obligations, (iii) the enforcement and administration hereof, (iv) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (v) the exercise or enforcement of any of the rights of the Collateral Agent or any Credit Party hereunder or (vi) the failure by any Grantor to perform or observe any of the provisions hereof. All amounts expended by the Collateral Agent and payable by any Grantor under this Section 7.3 shall be due no later than three (3) Business Days after demand therefor (together with interest thereon accruing at the highest rate then in effect under the Credit Agreement during the period from and including the date on which such funds were so expended to the date of repayment) and shall be part of the Secured Obligations.

(b) The Grantors agree, jointly and severally, to indemnify the Collateral Agent and each Related Party thereof in accordance with Section 10.04 of the Credit Agreement.

(c) The provisions of this Section 7.3 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the repayment of any of the Loans, the expiration of the Commitments, the expiration of any Letter of Credit (as defined in the Credit Agreement), the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Agents or any other Credit Party. All amounts due under this Section 7.3 shall be payable promptly (but in any event no more than three (3) Business Days following) upon written demand therefor accompanied by reasonable documentation with respect to any reimbursement, indemnification or other amount requested.

SECTION 7.4 Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Collateral and shall (i) be binding upon the Grantors, their respective successors and assigns and (ii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and the other Credit Parties and each of their permitted respective successors, transferees and assigns. No other Persons (including, without limitation, any other creditor of any Grantor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Credit Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Credit Party, herein or otherwise, subject however, to the provisions of the Credit Agreement.

SECTION 7.5 Termination; Release. The Collateral shall be released from the Lien of this Agreement in accordance with the provisions of the Credit Agreement. Upon termination hereof or any release of Collateral in accordance with the provisions of the Credit Agreement, the Collateral Agent shall, upon the request and at the sole cost and expense of the Grantors, assign, transfer and deliver to Grantor, against receipt and without recourse to or warranty by the Collateral Agent, such of the Collateral to be released (in the case of a release) as may be in possession of the Collateral Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Collateral, proper documents and instruments (including UCC-3 termination statements or releases) acknowledging the termination hereof or the release of such Collateral, as the case may be.

SECTION 7.6 Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Grantor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Credit Agreement and unless in writing and signed by the Collateral Agent. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Grantor from the terms of any provision hereof shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other document evidencing the Secured Obligations, no notice to or demand on any Grantor in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances.

SECTION 7.7 Notices. Unless otherwise provided herein or in the Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Credit Agreement, as to any Grantor, addressed to it at the address of the Borrower set forth in the Credit Agreement and as to the Collateral Agent, addressed to it at the address set forth in the Credit Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 7.7.

SECTION 7.8 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCEPT FOR THE CONFLICT OF LAWS RULES THEREOF, BUT INCLUDING GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402).

SECTION 7.9 CONSENT TO JURISDICTION AND SERVICE OF PROCESS; WAIVER OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION

OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH PARTY AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; PROVIDED THAT NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY CREDIT PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION TO THE EXTENT NECESSARY OR ADVISABLE TO ENFORCE ANY RIGHT OR INTEREST ANY CREDIT PARTY MAY HAVE AGAINST ANY COLLATERAL GRANTED BY ANY LOAN PARTY. EACH GRANTOR AGREES THAT SERVICE OF PROCESS IN ANY PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH IN THE CREDIT AGREEMENT OR AT SUCH OTHER ADDRESS OF WHICH THE COLLATERAL AGENT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO. IF ANY AGENT APPOINTED BY ANY GRANTOR REFUSES TO ACCEPT SERVICE, SUCH GRANTOR HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE COLLATERAL AGENT TO BRING PROCEEDINGS AGAINST ANY GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION. THE GRANTORS HEREBY IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ACCORDANCE WITH THE TERMS OF THE CREDIT AGREEMENT.

SECTION 7.10 Severability of Provisions. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 7.11 Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

SECTION 7.12 No Credit for Payment of Taxes or Imposition. No Grantor shall be entitled to any credit against the principal, premium, if any, or interest payable under the Credit Agreement, and such Grantor shall not be entitled to any credit against any other sums which may become payable under the terms thereof or hereof, by reason of the payment of any Tax on the Collateral or any part thereof.

SECTION 7.13 No Claims against Collateral Agent. Nothing contained in this Agreement shall constitute any consent or request by the Collateral Agent, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Collateral or any part thereof, nor as giving any Grantor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Collateral Agent in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien hereof.

SECTION 7.14 No Release. Nothing set forth in this Agreement shall relieve any Grantor from the performance of any term, covenant, condition or agreement on such Grantor’s part to be performed or observed under or in respect of any of the Collateral or from any liability to any Person under or in respect of any of the Collateral or shall impose any obligation on the Collateral Agent or any other Credit Party to perform or observe any such term, covenant, condition or agreement on such Grantor’s part to be so performed or observed or shall impose any liability on the Collateral Agent or any other Credit Party for any act or omission on the part of such Grantor relating thereto or for any breach of any representation or warranty on the part of such Grantor contained in this Agreement, the Credit Agreement or the other Loan Documents, or under or in respect of the Collateral or made in connection herewith or therewith. The obligations of each Grantor contained in this Section 7.14 shall survive the termination hereof and the discharge of such Grantor’s other obligations under this Agreement, the Credit Agreement and the other Loan Documents.

SECTION 7.15 Obligations Absolute. All obligations of each Grantor hereunder shall be absolute and unconditional irrespective of:

(a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Grantor or other matters related to Debtor Relief Laws;

(b) any lack of validity or enforceability of the Credit Agreement or any other Loan Document, or any other agreement or instrument relating thereto;

(c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement or any other Loan Document or any other agreement or instrument relating thereto;

(d) any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

(e) any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, the Credit Agreement or any other Loan Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 7.6 hereof; or

(f) any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Grantor (other than payment in full in cash of Secured Obligations and termination of the Commitments or any other express written release made in accordance herewith).

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Grantors and the Collateral Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

GRANTORS:

BARNES & NOBLE, INC.

By:	/s/ Maria B. Florez
Name:	Maria B. Florez
Title:	Vice President, Treasurer

BARNES & NOBLE COLLEGE BOOKSELLERS, INC.

By:	/s/ Barry Brover
Name:	Barry Brover
Title:	VP CFO

B. DALTON BOOKSELLER, LLC

BARNES & NOBLE BOOKQUEST LLC

BARNES & NOBLE BOOKSELLERS, INC.

BARNES & NOBLE MARKETING SERVICES CORP.

BARNES & NOBLE PURCHASING, INC.

BARNES & NOBLE SERVICES, INC.

BARNESANDNOBLE.COM LLC

DOUBLEDAY BOOK SHOPS, INC.

FICTIONWISE LLC

PONDVIEW ASSOCIATES LLC

SPARKNOTES LLC

STERLING PUBLISHING CO., INC.

TKTK ACQUISITION LLC

By:	/s/ Maria B. Florez
Name:	Maria B. Florez
Title:	Vice President, Treasurer

SECURITY AGREEMENT

Signature Page

COLLATERAL AGENT:

BANK OF AMERICA, N.A., as Collateral Agent

By:	/s/ James F. Ward
Name:	James F. Ward
Title:	Managing Director Bank of America, N.A.

SECURITY AGREEMENT

Signature Page

EXHIBIT A

Form of

JOINDER AGREEMENT

[Name of New Grantor]

[Address of New Grantor]

[Date]

____________________

____________________

____________________

____________________

Ladies and Gentlemen:

Reference is made to that certain security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of September 30, 2009, made by BARNES & NOBLE, INC., a Delaware corporation (the “Borrower”), and the other Grantors party thereto in favor of BANK OF AMERICA, N.A., as collateral agent for the Credit Parties (in such capacity and together with any successors in such capacity, the “Collateral Agent”).

This letter supplements the Security Agreement and is delivered by the undersigned, [                    ] (the “New Grantor”), pursuant to Section 3.3 of the Security Agreement. The New Grantor hereby agrees to be bound as a Grantor by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that it would have been bound if it had been a signatory to the Security Agreement on the execution date of the Security Agreement. Without limiting the generality of the foregoing, the New Grantor hereby grants and pledges to the Collateral Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral and expressly assumes all obligations and liabilities of a Grantor thereunder. The New Grantor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to the Grantors contained in the Security Agreement and the Credit Agreement.

Annexed hereto are supplements to each of the schedules to the Credit Agreement and Perfection Certificate with respect to the New Grantor. Such supplements shall be deemed to be part of the Security Agreement, the Credit Agreement, or the Perfection Certificate, as applicable.

This agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCEPT FOR THE CONFLICT OF LAWS RULES THEREOF, BUT INCLUDING GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402).

IN WITNESS WHEREOF, the New Grantor has caused this letter agreement to be executed and delivered by its duly authorized officer as of the date first above written.

[NEW GRANTOR]

By:
Name:
Title:

AGREED TO AND ACCEPTED:

BANK OF AMERICA, N.A., as Collateral Agent

By:
Name:
Title:

[Schedules to be attached]

EXHIBIT B

Form of

PERFECTION CERTIFICATE

[see attached]

EXHIBIT B

PERFECTION CERTIFICATE

Dated as of September 30, 2009,

from

BARNES & NOBLE, INC.

as the Lead Borrower,

on behalf of itself and

CERTAIN OF ITS SUBSIDIARIES

party from time to time to the Security Agreement referred to herein,

as Grantors,

to and in favor of

BANK OF AMERICA, N.A.,

as Collateral Agent.

PERFECTION CERTIFICATE

This PERFECTION CERTIFICATE dated September 30, 2009 (this “Certificate”), is delivered pursuant to the Security Agreement dated as of even date herewith (the “Security Agreement”), among BARNES & NOBLE, INC., a Delaware corporation (the “Lead Borrower”), each other domestic Subsidiary (such term and the other capitalized terms used and not defined in this Certificate have the meanings assigned thereto in the Credit Agreement) of the Lead Borrower from time to time party thereto (the Lead Borrower and such Subsidiaries, each a “Grantor” and, collectively, the “Grantors”) and BANK OF AMERICA, N.A., as collateral agent (in such capacity, the “Collateral Agent”) for the Credit Parties.

The Lead Borrower, on behalf of itself and each other current Grantor identified on Schedule 1.01 hereto, hereby certifies to the Collateral Agent and each other Credit Party as follows, as of the date hereof, after giving effect to the consummation of the transactions contemplated by the Loan Documents to be consummated on the Closing Date:

ARTICLE I

GRANTORS; LIEN SEARCH;

FINANCING STATEMENTS

1.01 Identifying Information. Schedule 1.01 hereto sets forth the following information for each Grantor:

(a) its exact legal name, as such name appears in its respective certificate or articles of incorporation, certificate of limited partnership or certificate of formation;

(b) its type of organization (i.e. corporation, limited liability company, limited partnership, etc.);

(c) its jurisdiction of organization or formation;

(d) any other jurisdictions in which it is qualified to do business; and

(e) its organizational identification number, if any, issued by the jurisdiction of organization or formation.

1.02 Prior Names; Prior Jurisdictions. Except as set forth in Schedule 1.02 hereto, during the five-year period ending on the date of this Certificate, no Grantor has changed its legal name, identity or organizational structure (including by merger or consolidation with any other Person) or conducted business under any other name (including tradename or similar appellations).

1.03 Lien Search Reports; Existing Liens. Based on the foregoing information, UCC lien and tax liens and judgment search reports for each Grantor have been requested from each UCC filing office in each jurisdiction set forth opposite the name of such Grantor on Schedule 1.03. Copies of such search reports have been delivered to the Collateral Agent. Schedule 1.03 describes all existing Liens of each Grantor as of the Closing Date which shall continue after the Closing Date and which are not Permitted Encumbrances.

1.04 UCC Financing Statements and Fixture Filings. UCC financing statements for each Grantor, including financing statements to be filed as fixture filings, naming the Collateral Agent, as secured party, and such Grantor, as debtor, have been prepared by the Collateral Agent for filing in each UCC filing office in each jurisdiction set forth opposite the name of such Grantor on Schedule 1.04. The Lead Borrower hereby acknowledges that the Collateral Agent has relied upon the accuracy of the information provided on Schedule 1.04 and represents that (a) it has reviewed all such UCC financing statements prepared in reliance upon such information and (b) all such financing statements and fixture filings are in appropriate form (including the correct legal name and jurisdiction of the Grantor listed thereon) for filing in the filing office and jurisdiction indicated thereon.

ARTICLE II

COLLATERAL LOCATIONS

2.01 Collateral Records. Schedule 2.01 sets forth the chief executive office of each Grantor and each other location where such Grantor maintains its books or records relating to any material portion of the Collateral, including Accounts Receivable and Inventory.

2.02 Owned Real Property. Schedule 2.02 hereto sets forth for each Grantor the following information for each parcel of real property owned by such Grantor: (a) its street address, (b) the county in which the real estate records for such property are located, (c) a brief description of its current use, and (d) whether all or a portion of such property has been leased to any other Person.

2.03 Leased Real Property. Schedule 2.03 hereto sets forth for each Grantor the following information for each parcel of real property leased to or by such Grantor: (a) its street address, (b) a brief description of its current use, (c) the name of the lessor, and (d) whether all or a portion of such property has been subleased to any other Person.

2.04 Bailee Locations. Schedule 2.04 sets forth for each Grantor any locations, other than any owned real property locations identified on Schedule 2.02, where such Grantor maintains any Inventory with an aggregate book value of $5,000,000 or more at any time from time to time, including, for each location: (a) the name of the Person in business at such location, (b) its street address, and (c) a brief description of the type of location (i.e. leased property, warehouse, bailee, etc.).

2.05 Collateral Access Agreements. Collateral Access Agreements have been delivered to the Collateral Agent in respect of each location identified on Schedule 2.05, each duly executed by the landlord, mortgage or bailee for such location and the applicable Grantor.

ARTICLE III

MISCELLANEOUS

3.01 Commercial Tort Claims. Schedule 3.01 hereto sets forth for each Grantor a description of each Commercial Tort Claim related to all or any portion of the Collateral and held by any Grantor asserting a material claim for monetary damages in an amount in excess of $3,000,000.

3.02 Letters of Credit. Schedule 3.02 lists all letters of credit with a stated amount in excess of $3,000,000 in favor of any Grantor supporting or otherwise issued with respect to any of the Collateral, including the maximum stated amount thereof, any amounts drawn thereunder, the issuing bank thereof and a brief description of the purpose thereof.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate on its own behalf and on behalf of the other Grantors on and as of the date first above written.

BARNES & NOBLE, INC., as Lead Borrower on behalf of all Grantors

By:
Name:
Title:

PERFECTION CERTIFICATE

Signature Page

EXHIBIT H

Form of Collateral Access Agreement

LANDLORD AGREEMENT AND WAIVER

                                      , 20

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged,                             , a                      (the “Landlord”) executes this agreement and waiver in favor of BANK OF AMERICA, N.A., as collateral agent (in such capacity and together with any successor acting in such capacity, the “Collateral Agent”) for its own benefit and the benefit of certain other lenders and credit parties (collectively the “Credit Parties”) which are making loans or furnishing other financial accommodations to the Tenant (as defined below) and certain of its affiliates (collectively, the “Borrowers”).

WITNESSETH:

WHEREAS, the Landlord owns the real property located at                              (collectively, the “Leased Premises”), which real property the Landlord leases to                             , a                              (the “Tenant”) pursuant to a certain lease dated                             ,                              between                              and Tenant (the “Lease”).

WHEREAS, the Borrowers have entered, or are about to enter, into certain loan arrangements with the Collateral Agent and the Credit Parties, pursuant to which the Collateral Agent and the Credit Parties have agreed to make loans and furnish other financial accommodations to the Borrowers.

WHEREAS, loans and financial accommodations under the loan arrangements will be secured by, among other things, certain of the Tenant’s present and after acquired personal property, including inventory, located, or to be located, upon the Leased Premises (the “Collateral”), but expressly excluding any and all real property and real property fixtures.

WHEREAS, in order to induce the Collateral Agent and the Credit Parties to make loans or furnish other financial accommodations to the Borrowers, the Landlord hereby represents, warrants, covenants and agrees as follows:

1.	The Lease is in full force and effect and to the best of the Landlord’s knowledge, the Tenant is not in default under the terms of such Lease.

2.

The Landlord hereby waives and releases in favor of the Collateral Agent and the Credit Parties: (a) any and all rights of distraint, levy, and execution which the Landlord may now or hereafter have against the Collateral; (b) any and all statutory liens, security interests, or other liens which the Landlord may now or hereafter have in the Collateral; and (c) any and all other interests or claims of every nature whatsoever which the Landlord may now or hereafter have in or against the Collateral for any rent, storage charges, or other sums due, or to become due, to the Landlord from the Tenant. The Landlord agrees not to exercise any of the Landlord’s rights, remedies, powers, privileges, or discretions with respect to the Collateral, or the Landlord’s liens or security interests in the Collateral, unless and until the Landlord receives written notice from an officer of the Collateral Agent that the Borrowers’ obligations to the Collateral Agent and the Credit Parties have been paid in full and that the commitment of the Collateral Agent and the Credit Parties to make loans or furnish other financial accommodations to the Borrowers has been terminated. The foregoing waiver is for the benefit of the Collateral Agent and the Credit Parties only and does not affect the obligations of the Tenant to the Landlord.

3.	In the event of the exercise by the Collateral Agent on behalf of the Credit Parties of its rights with respect to the Collateral upon default of any of the Borrowers on any of their obligations to the Collateral Agent and/or the Credit Parties (including but not limited to a default under the Lease), the Collateral Agent shall have a reasonable time, and in any event not less than 150 days, after the Collateral Agent declares the default in which to repossess and/or dispose of the Collateral from the Leased Premises; provided, however, that such period will be tolled during any period in which the Collateral Agent has been stayed from taking action to remove the Collateral in any bankruptcy, insolvency or similar proceeding, and the Collateral Agent shall have an additional period of time thereafter in which to repossess and/or dispose of the Collateral from the Leased Premises. In those circumstances, the Landlord will, upon reasonable prior written notice from the Collateral Agent, (a) cooperate with the Collateral Agent in gaining access to the Leased Premises for the purpose of repossessing said Collateral and (b) if requested by the Collateral Agent, permit the Collateral Agent, or its agents or nominees, to dispose of the Collateral on the Leased Premises in a manner reasonably designed to minimize any interference with any of the Landlord’s other tenants at the Leased Premises. The Collateral Agent shall promptly repair, at the Collateral Agent’s expense, any physical damage to the Leased Premises actually caused by removal of the Collateral, but shall not be liable for any diminution in value of the Leased Premises caused by the removal or absence of the Collateral.

4.	To the extent not paid or prepaid by the Tenant, the Collateral Agent shall pay the Landlord a sum for its use and occupancy of the Leased Premises on a per diem basis in an amount equal to the monthly base rent required to be paid by the Tenant under the Lease from the date on which the Collateral Agent shall have taken possession of the Collateral on the Leased Premises until the date on which the Collateral Agent vacates the Leased Premises, it being understood, however, that the Collateral Agent shall not, thereby, have assumed any of the obligations of the Tenant to the Landlord, including, without limitation, any obligation to pay any past due rent owing by the Tenant.

5.

Prior to the Landlord’s terminating the Lease with the Tenant or evicting the Tenant from the Leased Premises for breach of the Lease, the Landlord shall give the Collateral Agent not less than sixty (60) days written notice of such action at the address set forth below and a reasonable opportunity of not less than 150 days from receipt of Landlord’s notice to preserve, protect, liquidate, or remove any Collateral on the Leased Premises and, if the Collateral Agent so elects, to cure such breach of the Lease. Notwithstanding the provisions of this paragraph, the Collateral Agent shall have no obligation to cure any such breach or default. The cure of any such breach or default by the Collateral Agent on any one occasion shall not obligate the Collateral Agent to cure any other breach or default or to cure such default on any other occasion.

6.	All notices, requests or demand under this agreement and waiver shall be made to the following addresses by recognized overnight courier, by hand delivery or by facsimile transmission:

If to the Collateral Agent:

Bank of America, N.A.
Retail Finance Group, 9th Floor
100 Federal Street,
Boston, Massachusetts 02110
Attention:
Facsimile No:

If to the Landlord:
_______________________________
_______________________________
_______________________________
Attention:
Facsimile No:

If to the Tenant:
_______________________________
_______________________________
_______________________________
Attention:
Facsimile No:

Either party may change its address for purposes of this paragraph by giving the other party written notice of the new address in the manner set forth above.

7.	The Landlord certifies that as of the date hereof there are no mortgages, deeds of trust or other encumbrances granted by Landlord on the Leased Premises that create a lien on, or security interest in, the Collateral. The Landlord shall notify any purchaser of the Leased Premises and any subsequent mortgagee or any other holder of any lien, security interest or encumbrance on the Leased Premises of the existence of this agreement and waiver.

8.	The Landlord further certifies that the Landlord has full power and authority to execute this agreement and waiver and that it has legal title to the Leased Premises.

9.	This agreement and waiver shall inure to the benefit of the Collateral Agent and each of the Credit Parties, and their respective successors and assigns, and shall be binding upon the Landlord, its heirs, assigns, representatives, and successors. The Collateral Agent may, without affecting the validity of this agreement and waiver, extend the maturity of, or otherwise modify, any indebtedness secured by the Collateral, or the performance of any of the terms and conditions of any loan agreement or other documents evidencing the pledge to the Collateral Agent on behalf of the Credit Parties of the Collateral, without the consent of the Landlord and without giving notice thereof to Landlord.

10.	The terms of this agreement and waiver are severable. If any of the terms and conditions hereof shall, for any reason, be deemed void, voidable, or unenforceable, the remaining terms and conditions hereof shall remain in full force and effect as though such void, voidable or unenforceable provisions were not included. In the event any of the provisions, terms and conditions hereof are ambiguous or inconsistent, or conflict with any of the terms and provisions of the Lease, any amendments thereto, or any documents executed in connection therewith, the provisions, terms and conditions of this agreement and waiver shall control.

11.	This agreement and waiver may not be amended or waived except by an instrument in writing signed by the Collateral Agent, the Landlord, and the Tenant. This agreement and waiver shall be governed by, and construed in accordance with, the laws of the State of New York. Delivery of an executed signature page of this agreement and waiver by facsimile or electronic transmission shall be binding on the Landlord as if the original of such transmission had been delivered to the Collateral Agent.

[signature page follows]

This agreement and waiver is executed and dated as of the date first above written.

LANDLORD:

By:
Name:
Title:

State of _____________________)

                                                         ) ss.

County of ___________________)

On this              day of                             , in the year 20__, before me personally came                     , in the City/County of                         , personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the                              of                             , the [corporation] described in and which executed the within instrument, and acknowledged to me that he executed the within instrument on behalf of said [corporation] pursuant to a resolution of its board of directors.

In Witness Whereof, I have hereunto set my hand and affixed my official seal the day and the year in this certificate first above written.

___________________________________________
Name: ______________________________________

Notary Public, ________________________________,
County, _____________________________________
My Commission Expires: ________________________
My County of Residence: _______________________

(AFFIX NOTARIAL SEAL)

CONSENT OF TENANT TO LANDLORD AGREEMENT AND WAIVER

The undersigned Tenant hereby consents to the terms and conditions of this Landlord Agreement and Waiver.

By:
Name:
Title:

State of _____________________)

                                                         ) ss.

County of ___________________)

On this              day of                             , in the year 20__, before me personally came                     , in the City/County of                         , personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the                              of                             , the [corporation] described in and which executed the within instrument, and acknowledged to me that he executed the within instrument on behalf of said [corporation] pursuant to a resolution of its board of directors.

In Witness Whereof, I have hereunto set my hand and affixed my official seal the day and the year in this certificate first above written.

___________________________________________
Name: ______________________________________

Notary Public, ________________________________,
County, _____________________________________
My Commission Expires: _________________________
My County of Residence: ________________________

(AFFIX NOTARIAL SEAL)

EXHIBIT I

Form of Joinder Agreement

JOINDER AGREEMENT

This JOINDER AGREEMENT (this “Joinder”) is made as of                      (the “Joinder Effective Date”), by and among:

                     , a                      (the “New [Borrower/Guarantor]”), with its principal executive offices at                     ; and

BANK OF AMERICA, N.A., a national banking association with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as administrative agent (in such capacity, the “Administrative Agent”) for its own benefit and the benefit of the other Lenders; and

BANK OF AMERICA, N.A., a national banking association with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as collateral agent (in such capacity, the “Collateral Agent”) for its own benefit and the benefit of the other Credit Parties;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

WITNESSETH:

A. Reference is made to that certain Amended and Restated Credit Agreement, dated as of April         , 2011 (as amended, amended and restated, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by, among others, (i) Barnes & Noble, Inc., a Delaware corporation, as the lead borrower (in such capacity, the “Lead Borrower”) for itself and the other Borrowers from time to time party thereto, (ii) the other Borrowers from time to time party thereto, (iii) the Guarantors from time to time party thereto, (iv) Bank of America, N.A., as Administrative Agent, Collateral Agent and Swing Line Lender, (v) the Lenders from time to time party thereto, (vi) JPMorgan Chase Bank, N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents and (vii) SunTrust Bank and Regions Bank, as Co-Documentation Agents. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

B. The New [Borrower/Guarantor] desires to become a party to, and be bound by the terms of, the Credit Agreement in the same capacity and to the same extent as the [Borrowers party to the Credit Agreement immediately prior to the date hereof (the “Existing Borrowers”)] [Guarantors party to the Credit Agreement immediately prior to the date hereof (the “Existing Guarantors”)] thereunder.

C. Pursuant to the terms of the Credit Agreement, in order for the New [Borrower/Guarantor] to become party to the Credit Agreement as provided herein, the New [Borrower/Guarantor] and the Existing Borrowers and Existing Guarantors are required to execute this Joinder.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Joinder and Assumption of Obligations. Effective as of the date of this Joinder, the New [Borrower/Guarantor] hereby acknowledges that the New [Borrower/Guarantor] has received and reviewed a copy of the Credit Agreement, and hereby:

(a)	joins in the execution of, and becomes a party to, the Credit Agreement and the other Loan Documents as a [Borrower/Guarantor] thereunder, as indicated with its signature below;

(b)	covenants and agrees to be bound by all covenants, agreements, liabilities and acknowledgments of a [Borrower/Guarantor] under the Credit Agreement as of the date hereof (other than covenants, agreements, liabilities and acknowledgments that relate solely to an earlier date), in each case, with the same force and effect as if such New [Borrower/Guarantor] was a signatory to the Credit Agreement and was expressly named as a [Borrower/Guarantor] therein;

(c)	makes all representations, warranties, and other statements of a Borrower/Guarantor] under the Credit Agreement, as of the date hereof (other than representations, warranties and other statements that relate solely to an earlier date), in each case, with the same force and effect as if such New [Borrower/Guarantor] was a signatory to the Credit Agreement and was expressly named as a [Borrower/Guarantor] therein; and

(d)	assumes and agrees to perform all applicable duties and Obligations of the Existing [Borrowers/Guarantors] under the Credit Agreement.

2.	Supplemental Schedules.

(a)	Schedule 1 attached hereto sets forth complete supplements to the Credit Agreement schedules, which supplements update the Credit Agreement Schedules for any and all matters existing as of the date hereof that would have been required in the Credit Agreement schedules if the New [Borrower/Guarantor] had been a [Borrower/Guarantor] as of the Closing Date and such matters as described in the supplements had existed on the Closing Date.

(b)

Schedule 2 attached hereto sets forth complete supplements to the Security Agreement schedules, which supplements update the Security Agreement Schedules for any and all matters existing as of the date hereof that would have been required in the Security Agreement schedules if the New

[Borrower/Guarantor] had been a [Borrower/Guarantor] as of the Closing Date and such matters as described in the supplements had existed on the Closing Date.

3.	Ratification of Loan Documents. Except as specifically amended by this Joinder and the other documents executed and delivered in connection herewith, all of the terms and conditions of the Credit Agreement and of the other Loan Documents shall remain in full force and effect as in effect prior to the date hereof, without releasing any Loan Party thereunder or Collateral therefor.

4.	Conditions Precedent to Effectiveness. This Joinder shall not be effective until each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Administrative Agent:

(a)	This Joinder shall have been duly executed and delivered by the respective parties hereto.

(b)	All corporate or other organizational action on the part of the New [Borrower/Guarantor] necessary for the valid execution, delivery and performance by the New [Borrower/Guarantor] of this Joinder shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

(c)	The New [Borrower/Guarantor] shall each have delivered the following to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent:

(i)	Certificate of Legal Existence and Good Standing issued by the Secretary of the State of its incorporation or organization.

(ii)	A certificate of an authorized officer of the due adoption, continued effectiveness, and setting forth the text, of each corporate resolution adopted in connection with the assumption of obligations under the Credit Agreement and the other Loan Documents to which it is a party, and attesting to the true signatures of each Person authorized as a signatory to such Loan Documents, together with true and accurate copies of all Organization Documents.

(iii)	A Perfection Certificate.

(iv)	Execution and delivery by the New [Borrower/Guarantor] of the following Loan Documents:

a)	[In the case of a New Borrower, Joinders to the Notes, as applicable];

b)	[Joinder to the Security Agreement];

c)	[If the New [Borrower/Guarantor] maintains Blocked Account(s), Blocked Account Agreement(s) with ]; provided that such Blocked Account Agreement(s) may be delivered at such later date as may be agreed to by the Administrative Agent; and

d)	To the extent required by the Loan Documents, such other documents and agreements as the Administrative Agent or the Collateral Agent may reasonably require.

(d)	Upon the request of the Administrative Agent in its sole discretion, the Administrative Agent shall have received a written legal opinion of the New Borrower’s/Guarantor’s] counsel, addressed to the Administrative Agent, the Collateral Agent and the Lenders, covering such matters relating to the New [Borrower/Guarantor], the Loan Documents referred to in Section 4(c)(iv) hereof and/or the transactions contemplated thereby as the Administrative Agent may reasonably request.

(e)	To the extent required by the Loan Documents, the Collateral Agent shall have received all documents and instruments, including UCC financing statements and Blocked Account Agreements (subject to the proviso in clause (c) above), required by applicable Law or reasonably requested by the Administrative Agent or the Collateral Agent to create or perfect the Lien intended to be created under the Security Documents and all such documents and instruments shall have been so filed, registered or recorded to the satisfaction of the Administrative Agent.

(f)	The New [Borrower/Guarantor] shall have paid in full all reasonable fees and documented out-of-pocket expenses incurred by the Agents in connection with the preparation, negotiation, execution and delivery of this Joinder and the other Loan Documents referred to Section 4 hereof, including, without limitation, the reasonable and documented fees, charges and disbursements of counsel for the Agents.

5.	Miscellaneous.

(a)	This Joinder may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

(b)	This Joinder and the other Loan Documents and instruments referred to herein express the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)	Any determination that any provision of this Joinder or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Joinder.

(d)	The New [Borrower/Guarantor] warrants and represents that the New [Borrower/Guarantor] is not relying on any representations or warranties of the Administrative Agent, the Collateral Agent or the other Credit Parties or their counsel in entering into this Joinder.

(e)	THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCEPT FOR THE CONFLICT OF LAWS RULES THEREOF, BUT INCLUDING GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402).

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused this Joinder to be duly executed and delivered by its proper and duly authorized officer as of the date set forth below.

NEW [BORROWER/GUARANTOR]:

[ ]

By:
Name:
Title:

ADMINISTRATIVE AGENT:

BANK OF AMERICA, NA.

By:
Name:
Title:

COLLATERAL AGENT:

BANK OF AMERICA, N.A.

By:
Name:
Title:

Acknowledged and Agreed:

LEAD BORROWER:

BARNES & NOBLE, INC.

By:
Name:
Title:

EXISTING BORROWERS:

By:
Name:
Title:

By:
Name:
Title:

By:
Name:
Title:

EXISTING GUARANTORS:

By:
Name:
Title:

By:
Name:
Title:

Supplemental Schedules

[see attached]

EXHIBIT J

Form of DDA Notification

DDA NOTIFICATION

PREPARE ON COMPANY LETTERHEAD - ONE FOR EACH DEPOSITORY

                    , 20__

To:	[Name and Address of Bank]

Re:	[ ]
The account numbers referenced on Exhibit A annexed hereto

Dear Sir/Madam:

This letter relates to the account numbers referenced on Exhibit A annexed hereto and any other depository account(s) (collectively the “Account”) which [                    ], a [                    ] with an address at [                                             ] (the “Company”), now or hereafter maintains with you. The term “Account” shall also mean any certificates of deposit, investments, or other evidence of indebtedness heretofore or hereafter issued by you to or for the account of the Company.

Under various agreements by and between, among others, the Company and Bank of America, N.A., a national banking association with an office at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as collateral agent (in such capacity, herein the “Collateral Agent”) for its own benefit and the benefit of a syndicate of lenders and certain other credit parties (the “Credit Parties”), the Company has granted to the Collateral Agent (for its own benefit and the benefit of the Credit Parties) security interests in and to, among other things, the Company’s accounts, accounts receivable, inventory, and proceeds therefrom, including, without limitation, the proceeds now or hereafter deposited in the Account or evidenced thereby. Consequently, the present and all future contents of the Account constitute the Collateral Agent’s collateral.

Until you receive written notification from the Collateral Agent that the interest of the Collateral Agent and the other Credit Parties in the Accounts has been terminated, all funds from time to time on deposit in each of the Accounts, net of any minimum balance, not to exceed such amount as specified on Exhibit B annexed hereto, as may be required by you to be maintained in each of the Accounts, shall be transferred no less frequently than daily only as follows:

(a) By automated clearing house transfer, depository transfer check, or electronic depository transfer to:

[                                                              ]

ABA # [                                             ]

Account No. [                                    ]

Re: Barnes & Noble, Inc.

or

(b) As you may be otherwise instructed from time to time in writing by an officer of the Collateral Agent.

Upon written request of the Collateral Agent, a copy of each statement issued with respect to the Account should be provided to the Collateral Agent at the following addresses (which address may be changed upon seven (7) days’ written notice given to you by the Collateral Agent):

Bank of America, N.A.

100 Federal Street, 9th Floor

Boston, Massachusetts 02110]

Attention: [                        ]

Re: Barnes & Noble, Inc.

You shall be fully protected in acting on any order or direction by the Collateral Agent respecting the Accounts without making any inquiry whatsoever as to the Collateral Agent’s right or authority to give such order or direction or as to the application of any payment made, provided that you do not act with gross negligence, bad faith or willful misconduct. Nothing contained herein is intended to, nor shall it be deemed to, modify the rights and obligations of the Company and the Collateral Agent under the terms of the loan arrangement and the loan documents executed in connection therewith between, among others, the Company and the Collateral Agent.

This letter may be amended only by notice in writing signed by the Company and an officer of the Collateral Agent and may be terminated solely by written notice signed by an officer of the Collateral Agent.

Very truly yours,

[LOAN PARTY]

By:
Name:
Title:

cc:	Bank of America, N.A.

Exhibit A

Accounts

[see attached]

Exhibit B

Maximum Account Balances

[see attached]1

[1]

Collateral Agent to attach document listing the Maximum DDA Balance with respect to each Account covered by the DDA Notification. For each Account, the Maximum DDA Balance is an amount equal to (a) $1,000 times (b) the aggregate number of Stores that maintain deposits in such Account.

EXHIBIT K

Form of Credit Card Notification

CREDIT CARD NOTIFICATION

PREPARE ON COMPANY LETTERHEAD - ONE FOR EACH PROCESSOR

                    , 20__

To:	[Name and Address of Credit Card Processor] (The “Processor”)

Re:	[ ] (the “Company”)
Merchant Account Number: [ ]

Dear Sir/Madam:

Under various agreements by and between, among others, the Company, certain subsidiaries of the Company, Bank of America, N.A., a national banking association with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as collateral agent (in such capacities, the “Collateral Agent”) for a syndicate of lenders and other credit parties (the “Credit Parties”) party to an Amended and Restated Credit Agreement dated as of April     , 2011 (as amended, modified or supplemented from time to time, the “Credit Agreement”), the Company has granted to the Collateral Agent for the benefit of the Credit Parties a security interest in all payments with respect to credit card charges (the “Charges”) submitted by the Company to the Processor for processing and the amounts which the Processor owes to the Company on account thereof (the “Credit Card Proceeds”).

1. Until the Processor receives written notification from an officer of the Collateral Agent to the contrary, all amounts as may become due from time to time from the Processor to the Company shall continue to be transferred no less frequently than daily only as follows:

(a) By automated clearing house transfer, depository transfer check, or electronic depository transfer to:

[            ]

ABA # [            ]

Account No. [            ]

Re: Barnes & Noble, Inc.

or

(b) As the Processor may be instructed from time to time in writing by an officer of the Collateral Agent.

K-1

2. Upon written request of the Collateral Agent, a copy of each periodic statement provided by the Processor to the Company should be provided to the Collateral Agent at the following address (which address may be changed upon seven (7) days’ written notice given to the Processor by the Collateral Agent):

Bank of America, N.A.

100 Federal Street, 9th Floor

Boston, Massachusetts 02110]

Attention: [                            ]

Re: [                            ]

3. The Processor shall be fully protected in acting on any order or direction by the Collateral Agent respecting the Charges and the Credit Card Proceeds without making any inquiry whatsoever as to the Collateral Agent’s right or authority to give such order or direction or as to the application of any payment made pursuant thereto, provided that the Processor does not act with gross negligence, bad faith or willful misconduct. Nothing contained herein is intended to, nor shall it be deemed to, modify the rights and obligations of the Company and the Collateral Agent under the terms of the Credit Agreement or any other document executed in connection therewith between, among others, the Company and the Collateral Agent.

This letter may be amended only by the written agreement of the Processor, the Company, and an officer of the Collateral Agent and may be terminated solely by written notice signed by an officer of the Collateral Agent.

Very truly yours,

[LOAN PARTY]

By:
Name:
Title:

cc:	Bank of America, N.A.

K-2

EXHIBIT L

Form of Blocked Account Control Agreement

DEPOSIT ACCOUNT CONTROL AGREEMENT

(Account – With Activation)

This Agreement is entered into as of                     , 20__, among [BARNES & NOBLE, INC.] (“Company”), BANK OF AMERICA, N.A., as agent (“Lender”), and                              (“Bank”) with respect to the following (all references herein to the “UCC” refer to the Uniform Commercial Code as in effect from time to time in the State of New York; terms defined in the UCC have the same meanings when used herein):

A. Bank has agreed to establish and maintain for Company deposit account number                      (the “Account”).

B. Company has notified Bank that pursuant to the Security Agreement dated as of September 30, 2009 (as such agreement may be amended and/or supplemented from time to time, the “Security Agreement”), the Company has granted Lender a continuing security interest (the “Transaction Lien”) in all right, title and interest of the Company in the Account and in checks and other payment instructions or items (“Checks”) deposited in the Account.

C. Company, Lender and Bank are entering into this Agreement to evidence Lender’s security interest in the Account and such Checks and to provide for the disposition of net proceeds of Checks deposited in the Account.

D. The Company is Bank’s customer (as defined in Section 4 104(1)(e) of the UCC) with respect to the Account. Bank confirms that: (i) Bank has established the Account in the name of “ “; (ii) the Account is a “deposit account” as defined in Section 9-102(a)(29) of the UCC; and (iii) Bank is a “bank” (as defined in section 9-102 of the UCC) and is acting in such capacity in respect of the Account.

Accordingly, Company, Lender and Bank agree as follows:

1. (a) This Agreement evidences Lender’s control over the Account. Notwithstanding anything to the contrary in the underlying agreement between Bank and Company governing the Account, Bank will comply with instructions originated by Lender as set forth herein directing the disposition of funds in the Account without further consent of the Company.

(b) Company represents and warrants to Lender and Bank that it has not assigned or granted a security interest in the Account or any Check deposited in the Account.

(c) Except as permitted by Section 4, Company will not permit the Account to become subject to any other pledge, assignment, lien, charge or encumbrance of any kind, other than Lender’s security interest referred to herein.

2. During the Activation Period (as defined below), Bank shall prevent Company from making any withdrawals from the Account. Prior to the Activation Period, Company may operate and transact business through the Account in its normal fashion, including making withdrawals from the Account, but covenants to Lender it will not close the Account without the prior written consent of Lender. Bank shall have no liability in the event Company breaches this covenant to Lender. During the Activation Period, and continuing on each Business Day thereafter, Bank shall transfer all available balances in the Account to Lender at its account specified in the Notice (as defined below). The “Activation Period” means the period which commences within a reasonable period of time not to exceed two Business Days after Bank’s receipt of a written notice from Lender in the form of Exhibit A (the “Notice”) and ending on the day when Bank receives a notice from Lender advising Bank that the Activation Period is terminated. A “Business Day” is each day except Saturdays, Sundays and Bank holidays. Funds are not available if, in the reasonable determination of Bank, they are subject to a hold, dispute or legal process preventing their withdrawal.

3. Bank agrees it shall not offset, charge, deduct or otherwise withdraw funds from the Account, except as permitted by Section 4, until it has been advised in writing by Lender that the Transaction Lien has been terminated in accordance with the Security Agreement.

4. Bank is permitted to charge the Account:

(a) for its normal and customary fees and charges relating to the Account or associated with this Agreement; and

(b) in the event any Check deposited into the Account is returned unpaid for any reason or for any breach of warranty claim; and

(c) for any account adjustments as it relates to encoding errors or other adjustments as a result of customary banking practices.

5. (a) If the balances in the Account are not sufficient to compensate Bank for any fees, account adjustments or charges due Bank or returned Check in connection with the Account or this Agreement, Company agrees to pay Bank on demand the amount due Bank. If Company fails to so pay Bank within five days after such demand, Lender agrees to pay Bank such amount within five days after Bank’s demand to Lender. The failure to so pay Bank shall constitute a breach of this Agreement.

(b) Company hereby authorizes Bank, without prior notice, from time to time to debit any other account Company may have with Bank for the amount or amounts due Bank under subsection 5(a).

6. (a) Bank will send information regarding deposits to the Account to the address specified below for Company or as otherwise specified in writing by Company to Bank.

(b) In addition to the original Bank statement provided to Company, Bank will provide Lender with a duplicate of such statement.

7. (a) Bank will not be liable to Company or Lender for any expense, claim, loss, damage or cost (“Damages”) arising out of or relating to its performance under this Agreement other than those Damages which result directly from its acts or omissions constituting gross negligence or intentional misconduct.

(b) In no event will Bank be liable for any special, indirect, exemplary or consequential damages, including but not limited to lost profits.

(c) Bank will be excused from failing to act or delay in acting, and no such failure or delay shall constitute a breach of this Agreement or otherwise give rise to any liability of Bank, if (i) such failure or delay is caused by circumstances beyond Bank’s reasonable control, including but not limited to legal constraint, emergency conditions, action or inaction of governmental, civil or military authority, fire, strike, lockout or other labor dispute, war, riot, theft, flood, earthquake or other natural disaster, breakdown of public or private or common carrier communications or transmission facilities, equipment failure, or negligence or default of Company or Lender or (ii) such failure or delay resulted from Bank’s reasonable belief that the action would have violated any guideline, rule or regulation of any governmental authority.

(d) Bank shall have no duty to inquire or determine whether Company’s obligations to Lender are in default or whether Lender is entitled to provide the Notice to Bank. Bank may rely on notices and communications it believes in good faith to be genuine and given by the appropriate party.

(e) Notwithstanding any of the other provisions in this Agreement, in the event of the commencement of a case pursuant to Title 11, United States Code, filed by or against Company, or in the event of the commencement of any similar case under then applicable federal or state law providing for the relief of debtors or the protection of creditors by or against Company, Bank may act as Bank deems necessary to comply with all applicable provisions of governing statutes and shall not be in violation of this Agreement as a result.

(f) Bank shall be permitted to comply with any writ, levy order or other similar judicial or regulatory order or process concerning the Account or any Check and shall not be in violation of this Agreement for so doing.

8. Company and Lender shall jointly and severally indemnify Bank against, and hold it harmless from, any and all liabilities, claims, costs, expenses and damages of any nature (including but not limited to reasonable and documented allocated costs of staff counsel, other reasonable and documented attorney’s fees and any reasonable and documented fees and expenses) in any way arising out of or relating to disputes or legal actions concerning Bank’s provision of the services described in this Agreement. This section does not apply to any cost or damage attributable to the gross negligence or intentional misconduct of Bank. Company’s and Lender’s obligations under this section shall survive termination of this Agreement.

9. Company and Lender shall jointly and severally pay to Bank, upon receipt of Bank’s invoice, all reasonable and documented costs, expenses and attorneys’ fees (including allocated costs for in-house legal services) incurred by Bank in connection with the enforcement of this Agreement and any instrument or agreement required hereunder, including but not limited to any such reasonable costs, expenses and fees arising out of the resolution of any conflict, dispute, motion regarding entitlement to rights or rights of action, or other action to enforce Bank’s rights in a case arising under Title 11, United States Code. Company agrees to pay Bank, upon receipt of Bank’s invoice, all reasonable costs, expenses and attorneys’ fees (including allocated costs for in-house legal services) incurred by Bank in the preparation and administration of this Agreement (including any amendments hereto or instruments or agreements required hereunder).

10. Termination and Assignment of this Agreement shall be as follows:

(a) Lender may terminate this Agreement by providing notice to Company and Bank that the Transaction Lien has been terminated in accordance with the Security Agreement. Lender may also terminate or it may assign this Agreement upon 30 day’s prior written notice to Company and Bank, provided, however that any such assignment shall only be to an affiliate or wholly-owned subsidiary of Lender. Bank may terminate this Agreement upon 30 days’ prior written notice to Company and Lender. Company may not terminate this Agreement except with the written consent of Lender and upon prior written notice to Bank.

(b) Notwithstanding subsection 10(a), Bank may terminate this Agreement at any time by written notice to Company and Lender if either Company or Lender breaches any of the terms of this Agreement, or any other agreement with Bank.

11. (a) Each party represents and warrants to the other parties that (i) this Agreement constitutes its duly authorized, legal, valid, binding and enforceable obligation; (ii) the performance of its obligations under this Agreement and the consummation of the transactions contemplated hereunder will not (A) constitute or result in a breach of its certificate or articles of incorporation, by-laws or partnership agreement, as applicable, or the provisions of any material contract to which it is a party or by which it is bound or (B) result in the violation of any law, regulation, judgment, decree or governmental order applicable to it; and (iii) all approvals and authorizations required to permit the execution, delivery, performance and consummation of this Agreement and the transactions contemplated hereunder have been obtained.

(b) The parties each agree that it shall be deemed to make and renew each representation and warranty in subsection 11(a) on and as of each day on which Company uses the services set forth in this Agreement.

(c) Bank represents that: (i) the Account has been established as set forth in paragraph D above and will be maintained in the manner set forth herein until this Agreement is terminated; and (ii) neither the Account nor any funds or deposits at any time held therein or credited thereto is or will be evidenced by any instrument (as defined in Section 9-102 of the UCC) or constitutes or will constitute investment property (as defined in Section 9-102 of the UCC).

12. (a) This Agreement may be amended only by a writing signed by Company, Lender and Bank; except that Bank’s charges are subject to change by Bank upon 30 days’ prior written notice to Company.

(b) This Agreement may be executed in counterparts; all such counterparts shall constitute but one and the same agreement.

(c) This Agreement controls in the event of any conflict between this Agreement and any other document or written or oral statement. This Agreement supersedes all prior understandings, writings, proposals, representations and communications, oral or written, of any party relating to the subject matter hereof.

(d) This Agreement shall be interpreted in accordance with the laws of the State of New York, without reference to that state’s principles of conflicts of law. The State of New York shall be deemed to be Bank’s jurisdiction (as defined in Section 9-304 of the UCC) with respect to the Account.

13. Any written notice or other written communication to be given under this Agreement shall be addressed to each party at its address set forth on the signature page of this Agreement or to such other address as a party may specify in writing. Except as otherwise expressly provided herein, any such notice shall be effective upon receipt.

14. Nothing contained in the Agreement shall create any agency, fiduciary, joint venture or partnership relationship between Bank and Company or Lender. Company and Lender agree that nothing contained in this Agreement, nor any course of dealing among the parties to this Agreement, shall constitute a commitment or other obligation on the part of Bank to extend credit to Company or Lender.

[Signature Page Follows]

In Witness Whereof, the parties hereto have executed this Agreement by their duly authorized officers as of the day and year first above written.

[Barnes & Noble, Inc.]
(“Company”)

By:	Address for notices:
Name:
Title:

Bank of America, N.A., as agent
(“Lender”)

By:	Address for notices:
Name:
Title:

(“Bank”)

By:	Address for notices:
Name:
Title:

EXHIBIT A

DEPOSIT ACCOUNT CONTROL AGREEMENT

[Letterhead of Lender]

To:	[Bank]
[Address]

Re:	[Barnes & Noble, Inc.]
Account No.

Ladies and Gentlemen:

Reference is made to the Deposit Account Control Agreement dated                     , 20     (the “Agreement”) among [Barnes & Noble, Inc.], us and you regarding the above-described account (the “Account”). In accordance with Section 2 of the Agreement, we hereby give you notice of our exercise of control of the Account and we hereby instruct you to transfer funds to our account as follows:

Bank Name:	__________________________________
Bank Address:	__________________________________
ABA No.:	__________________________________
Account Name:	__________________________________
Account No.:	__________________________________
Beneficiary’s Name:	__________________________________

Very truly yours,

as Lender

By:
Name:
Title:

Acknowledged By:

As Bank

By:
Name:
Title:

EXHIBIT M

Form of Notice

NOTICE

                     , 20__

[Bank of America, N.A.,

as Administrative Agent

Retail Finance Group, 9th Floor

100 Federal Street,

Boston, Massachusetts 02110]

Attention:

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of April     , 2011 (as amended, amended and restated, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by, among others, (i) Barnes & Noble, Inc., a Delaware corporation, as the lead borrower (in such capacity, the “Lead Borrower”) for itself and the other Borrowers from time to time party thereto, (ii) the other Borrowers from time to time party thereto, (iii) the Guarantors from time to time party thereto, (iv) Bank of America, N.A., as Administrative Agent, Collateral Agent and Swing Line Lender, (v) the Lenders from time to time party thereto, (vi) JPMorgan Chase Bank, N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents and (vii) SunTrust Bank and Regions Bank, as Co-Documentation Agents. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

In accordance with the section of the Credit Agreement marked below, the Lead Borrower hereby gives you notice that:

☐	an action, event or occurrence which gives rise to a notice under the terms of the Credit Agreement has taken place. Attached hereto as Schedule 1 is a description of the action, event or occurrence and the provision(s) of the Credit Agreement requiring this notice.

☐	pursuant to Section 7.02(g), a Loan Party will make an Investment constituting a Permitted Acquisition under the definition thereof. Attached hereto as Schedule 2 is a certification as to the items specified therein.

☐	pursuant to Section 7.02(k), a Loan Party will make an Investment. Attached hereto as Schedule 3 is a certification as to the items specified therein.

☐	pursuant to Section 7.06(d), the Lead Borrower will pay cash dividends on its Equity Interests (other than Disqualified Stock), or repurchase, redeem or otherwise acquire Equity Interests issued by it. Attached hereto as Schedule 4 is a certification as to the items specified therein.

☐	pursuant to Section 7.07(b), the Lead Borrower will prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof a Permitted Indebtedness. Attached hereto as Schedule 5 is a certification as to the items specified therein.

☐	pursuant to Section 7.07(c), a Loan Party will make voluntary prepayments, repurchases, redemptions or defeasances of Specified Indebtedness. Attached hereto as Schedule 6 is a certification as to the items specified therein.

Very truly yours,

BARNES & NOBLE, INC, as Lead Borrower

By:
Name:
Title:

Schedule 1

Description of the action or occurrence:

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Provision(s) of the Credit Agreement requiring this notice:

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Schedule 2

Pursuant to Section 7.02(g), and, as applicable, clause (i)(c) and clause (ii)(g) of the definition of Permitted Acquisition, the Lead Borrower hereby delivers a written certification of the following:

☐	If applicable, Projected Excess Availability as of the date of consummation of the Acquisition will be equal to or greater than twenty percent (20%) of the Loan Cap.

☐	If applicable, Projected Excess Availability as of the date of consummation of the Acquisition will be equal to or greater than thirty percent (30%) of the Loan Cap.

Projected Excess Availability1:

1.	Tranche A Availability
(a)	Tranche A Loan Cap
	(i) Tranche A Aggregate Commitments	[915,000,000	]

(ii) Tranche A Borrowing Base

(iii) lesser of Line 1(a)(i) and 1(a)(ii)

(b)	Tranche A Total Outstandings
(i) Outstanding Amount of all Tranche A Loans

(ii) Outstanding Amount of all LC Obligations

(iii) Line 2(b)(i) plus 2(b)(ii)

(c)	Tranche A Loan Cap minus Tranche A Total Outstandings [Line 1(a)(iii) minus 1(b)(iii)]

2.	Tranche A-1 Availability
(a)	Tranche A-1 Loan Cap
	(i) Tranche A-1 Aggregate Commitments	[85,000,000	]

(ii) Tranche A-1 Borrowing Base

(iii) lesser of Line 2(a)(i) and 2(a)(ii)

(b)	Tranche A-1 Total Outstandings
(i) Outstanding Amount of all Tranche A-1 Committed Loans

(c)	Tranche A -1 Loan Cap minus Tranche A-1 Total Outstandings [Line 2(a)(iii) minus 2(b)(i)]

3.	Availability [Greater of (i) 1(c) plus 2(c) and (ii) zero]

[1]

Calculation shall reflect, for the applicable date of calculation, the projected average Availability for each Fiscal Month during the Twelve Month Period immediately following such date of calculation.

4.	20% of Loan Cap [(Line 1(a)(iii) plus Line 2(a)(iii)) x 0.2]

5.	30% of Loan Cap [(Line 1(a)(iii) plus Line 2(a)(iii)) x 0.3]

☐	If applicable, Pro Forma Excess Availability as of the date of consummation of the Acquisition will be equal to or greater than twenty percent (20%) of the Loan Cap.

☐	If applicable, Pro Forma Excess Availability as of the date of consummation of the Acquisition will be equal to or greater than thirty percent (30%) of the Loan Cap.

Pro Forma Excess Availability2:

1.	Tranche A Availability
(a)	Tranche A Loan Cap
	(i) Tranche A Aggregate Commitments	[915,000,000]

(ii) Tranche A Borrowing Base

(iii) lesser of Line 1(a)(i) and 1(a)(ii)

(b)	Tranche A Total Outstandings
(i) Outstanding Amount of all Tranche A Loans

(ii) Outstanding Amount of all LC Obligations

(iii) Line 2(b)(i) plus 2(b)(ii)

(c)	Tranche A Loan Cap minus Tranche A Total Outstandings [Line 1(a)(iii) minus 1(b)(iii)]

2.	Tranche A-1 Availability
(a)	Tranche A-1 Loan Cap
	(i) Tranche A-1 Aggregate Commitments	[85,000,000]

(ii) Tranche A-1 Borrowing Base

(iii) lesser of Line 2(a)(i) and 2(a)(ii)

(b)	Tranche A-1 Total Outstandings
(i) Outstanding Amount of all Tranche A-1 Committed Loans

(c)	Tranche A -1 Loan Cap minus Tranche A-1 Total Outstandings [Line 2(a)(iii) minus 2(b)(i)]

3.	Availability [Greater of (i) 1(c) plus 2(c) and (ii) zero]

[2]

Calculation shall reflect, for the applicable date of calculation, the pro forma average Availability for each Fiscal Month for the Measurement Period most recently ended prior to such date of calculation determined as if the applicable transaction or payment had been consummated at the beginning of such Twelve Month Period.

4.	20% of Loan Cap [(Line 1(a)(iii) plus Line 2(a)(iii)) x 0.2]

5.	30% of Loan Cap [(Line 1(a)(iii) plus Line 2(a)(iii)) x 0.3]

☐	If applicable, the Consolidated Fixed Charge Coverage Ratio, on a pro-forma basis for the Measurement Period immediately prior to the Acquisition, is equal to or greater than 1.0 to 1.0.

(Consolidated Fixed Charge Coverage Ratio)

1. Consolidated EBITDA for such Measurement Period:

(a) Consolidated Net Income for the most recently completed Measurement Period:

Plus the following to the extent deducted in calculating such Consolidated Net Income:

(b) Consolidated Interest Charges:

(c) the provision for federal, state, local and foreign income Taxes (net of any tax credits):

(d) depreciation and amortization expense:

(e) all expenses or losses reducing Consolidated Net Income which do not represent a cash item in such period (including LIFO reserves) or any future period:

(f)     expenses deducted in such period resulting from the issuance of any Equity Interests which do not represent a cash item in such period or any future period (in each case of or by the Lead Borrower and the other Loan Parties for such Measurement Period):

(g) The sum of Lines 1(a) through (f):

Minus the following to the extent included in calculating such Consolidated Net Income:

(h) all non-cash gains increasing Consolidated Net Income (in each case of or by the Lead Borrower and the other Loan Parties for such Measurement Period):

(i) Consolidated EBITDA [Line 1(g) minus Line 1(h)]:

2. Minus the sum of the following:

(a) Capital Expenditures (other than those in connection with Permitted Acquisitions):

Plus

(b) the aggregate amount of Federal, state, local and foreign income taxes paid in cash or required to be paid in cash during such Measurement Period:

(c) The sum of Line 2(a) and 2(b):

3. CASH FLOW AVAILABLE FOR FIXED CHARGES [Line 1(i) minus Line 2(c)]:

4. Debt Service Charges during such Measurement Period:

(a) Consolidated Interest Charges paid in cash or required to be paid in cash for such Measurement Period:

Plus

(b)    the principal payments (other than Permitted Senior Seller Note Payments or Permitted Refinancings) made or required to be made on account of Indebtedness (excluding the Obligations but including, without limitation, Capital Lease Obligations) for such Measurement Period:

(c) Debt Service Charges [The sum of Lines 4(a) and 4(b)]:

5. Plus the aggregate amount of all Restricted Payments paid in cash during such Measurement Period (determined on a consolidated basis in accordance with GAAP):

6. FIXED CHARGES [The sum of Line 4(c) and Line 5]:

7. CONSOLIDATED FIXED CHARGE COVERAGE RATIO [Line 3 divided by Line 6]:

Schedule 3

Pursuant to Section 7.02(k) of the Credit Agreement, the Lead Borrower hereby delivers a written certification of the following:

☐	No Default has occurred or will arise as a result of the Investment.

☐	Projected Excess Availability as of the date of consummation of the Investment will be equal to or greater than twenty percent (20%) of the Loan Cap.

Projected Excess Availability3:

1.	Tranche A Availability
(a)	Tranche A Loan Cap
	(i) Tranche A Aggregate Commitments	[915,000,000]

(ii) Tranche A Borrowing Base

(iii) lesser of Line 1(a)(i) and 1(a)(ii)

(b)	Tranche A Total Outstandings
(i) Outstanding Amount of all Tranche A Loans

(ii) Outstanding Amount of all LC Obligations

(iii) Line 2(b)(i) plus 2(b)(ii)

(c)	Tranche A Loan Cap minus Tranche A Total Outstandings [Line 1(a)(iii) minus 1(b)(iii)]

2.	Tranche A-1 Availability
(a)	Tranche A-1 Loan Cap
	(i) Tranche A-1 Aggregate Commitments	[85,000,000]

(ii) Tranche A-1 Borrowing Base

(iii) lesser of Line 2(a)(i) and 2(a)(ii)

(b)	Tranche A-1 Total Outstandings

(i) Outstanding Amount of all Tranche A-1 Committed Loans

(c)	Tranche A -1 Loan Cap minus Tranche A-1 Total Outstandings [Line 2(a)(iii) minus 2(b)(i)]

3.	Availability [Greater of (i) 1(c) plus 2(c) and (ii) zero]

4.	20% of Loan Cap [(Line 1(a)(iii) plus Line 2(a)(iii)) x 0.2]

[3]

Calculation shall reflect, for the applicable date of calculation, the projected average Availability for each Fiscal Month during the Twelve Month Period immediately following such date of calculation.

☐	Pro Forma Excess Availability as of the date of consummation of the Investment will be equal to or greater than twenty percent (20%) of the Loan Cap.

Pro Forma Excess Availability4:

1.	Tranche A Availability
(a)	Tranche A Loan Cap
	(i) Tranche A Aggregate Commitments	[915,000,000]

(ii) Tranche A Borrowing Base

(iii) lesser of Line 1(a)(i) and 1(a)(ii)

(b)	Tranche A Total Outstandings
(i) Outstanding Amount of all Tranche A Loans

(ii) Outstanding Amount of all LC Obligations

(iii) Line 2(b)(i) plus 2(b)(ii)

(c)	Tranche A Loan Cap minus Tranche A Total Outstandings [Line 1(a)(iii) minus 1(b)(iii)]

2.	Tranche A-1 Availability
(a)	Tranche A-1 Loan Cap
	(i) Tranche A-1 Aggregate Commitments	[85,000,000]

(ii) Tranche A-1 Borrowing Base

(iii) lesser of Line 2(a)(i) and 2(a)(ii)

(b)	Tranche A-1 Total Outstandings
(i) Outstanding Amount of all Tranche A-1 Committed Loans

(c)	Tranche A -1 Loan Cap minus Tranche A-1 Total Outstandings [Line 2(a)(iii) minus 2(b)(i)]

3.	Availability [Greater of (i) 1(c) plus 2(c) and (ii) zero]

4.	20% of Loan Cap [(Line 1(a)(iii) plus Line 2(a)(iii)) x 0.2]

☐	The Consolidated Fixed Charge Coverage Ratio, on a pro-forma basis for the Measurement Period immediately prior to the Investment, is equal to or greater than 1.1 to 1.0.

(Consolidated Fixed Charge Coverage Ratio)

[4]

Calculation shall reflect, for the applicable date of calculation, the pro forma average Availability for each Fiscal Month for the Measurement Period most recently ended prior to such date of calculation determined as if the applicable transaction or payment had been consummated at the beginning of such Twelve Month Period.

1.	Consolidated EBITDA for such Measurement Period:

(a) Consolidated Net Income for the most recently completed Measurement Period:

Plus the following to the extent deducted in calculating such Consolidated Net Income:

(b) Consolidated Interest Charges:

(c) the provision for federal, state, local and foreign income Taxes (net of any tax credits):

(d) depreciation and amortization expense:

(e) all expenses or losses reducing Consolidated Net Income which do not represent a cash item in such period (including LIFO reserves) or any future period:

(f)     expenses deducted in such period resulting from the issuance of any Equity Interests which do not represent a cash item in such period or any future period (in each case of or by the Lead Borrower and the other Loan Parties for such Measurement Period):

(g) The sum of Lines 1(a) through (f):

Minus the following to the extent included in calculating such Consolidated Net Income:

(h) all non-cash gains increasing Consolidated Net Income (in each case of or by the Lead Borrower and the other Loan Parties for such Measurement Period):

(i) Consolidated EBITDA [Line 1(g) minus Line 1(h)]:

2.	Minus the sum of the following:

(a) Capital Expenditures (other than those in connection with Permitted Acquisitions):

Plus

(b) the aggregate amount of Federal, state, local and foreign income taxes paid in cash or required to be paid in cash during such Measurement Period:

(c) The sum of Line 2(a) and 2(b):

3.	CASH FLOW AVAILABLE FOR FIXED CHARGES [Line 1(i) minus Line 2(c)]:

4.	Debt Service Charges during such Measurement Period:

(a) Consolidated Interest Charges paid in cash or required to be paid in cash for such Measurement Period:

Plus

(b)    the principal payments (other than Permitted Senior Seller Note Payments or Permitted Refinancings) made or required to be made on account of Indebtedness (excluding the Obligations but including, without limitation, Capital Lease Obligations) for such Measurement Period:

(c) Debt Service Charges [The sum of Lines 4(a) and 4(b)]:

5.	Plus the aggregate amount of all Restricted Payments paid in cash during such Measurement Period (determined on a consolidated basis in accordance with GAAP):

6.	FIXED CHARGES [The sum of Line 4(c) and Line 5]:

7.	CONSOLIDATED FIXED CHARGE COVERAGE RATIO [Line 3 divided by Line 6]:

Schedule 4

Pursuant to Section 7.06(d) of the Credit Agreement, the Lead Borrower hereby delivers a written certification of the following:

☐	Projected Excess Availability as of the date of consummation of such payment will be equal to or greater than twenty percent (20%) of the Loan Cap.

Projected Excess Availability5:

1.	Tranche A Availability
(a)	Tranche A Loan Cap
	(i) Tranche A Aggregate Commitments	[915,000,000]
(ii) Tranche A Borrowing Base
(iii) lesser of Line 1(a)(i) and 1(a)(ii)

(b)	Tranche A Total Outstandings
(i) Outstanding Amount of all Tranche A Loans
(ii) Outstanding Amount of all LC Obligations
(iii) Line 2(b)(i) plus 2(b)(ii)

(c)	Tranche A Loan Cap minus Tranche A Total Outstandings [Line 1(a)(iii) minus 1(b)(iii)]

2.	Tranche A-1 Availability
(a)	Tranche A-1 Loan Cap
	(i) Tranche A-1 Aggregate Commitments	[85,000,000]
(ii) Tranche A-1 Borrowing Base
(iii) lesser of Line 2(a)(i) and 2(a)(ii)

(b)	Tranche A-1 Total Outstandings
(i) Outstanding Amount of all Tranche A-1 Committed Loans

(c)	Tranche A -1 Loan Cap minus Tranche A-1 Total Outstandings [Line 2(a)(iii) minus 2(b)(i)]

3.	Availability [Greater of (i) 1(c) plus 2(c) and (ii) zero]

5.	20% of Loan Cap [(Line 1(a)(iii) plus Line 2(a)(iii)) x 0.2]

[5]	Calculation shall reflect, for the applicable date of calculation, the projected average Availability for each Fiscal Month during the Twelve Month Period immediately following such date of calculation.

☐	Pro Forma Excess Availability as of the date of consummation of such payment will be equal to or greater than twenty percent (20%) of the Loan Cap.

Pro Forma Excess Availability6:

1.	Tranche A Availability
(a)	Tranche A Loan Cap
	(i) Tranche A Aggregate Commitments	[915,000,000]
(ii) Tranche A Borrowing Base
(iii) lesser of Line 1(a)(i) and 1(a)(ii)

(b)	Tranche A Total Outstandings
(i) Outstanding Amount of all Tranche A Loans
(ii) Outstanding Amount of all LC Obligations
(iii) Line 2(b)(i) plus 2(b)(ii)

(c)	Tranche A Loan Cap minus Tranche A Total Outstandings [Line 1(a)(iii) minus 1(b)(iii)]

2.	Tranche A-1 Availability
(a)	Tranche A-1 Loan Cap
	(i) Tranche A-1 Aggregate Commitments	[85,000,000]
(ii) Tranche A-1 Borrowing Base
(iii) lesser of Line 2(a)(i) and 2(a)(ii)

(b)	Tranche A-1 Total Outstandings
(i) Outstanding Amount of all Tranche A-1 Committed Loans

(c)	Tranche A -1 Loan Cap minus Tranche A-1 Total Outstandings [Line 2(a)(iii) minus 2(b)(i)]

3.	Availability [Greater of (i) 1(c) plus 2(c) and (ii) zero]

4.	20% of Loan Cap [(Line 1(a)(iii) plus Line 2(a)(iii)) x 0.2]

[6]

Calculation shall reflect, for the applicable date of calculation, the pro forma average Availability for each Fiscal Month for the Measurement Period most recently ended prior to such date of calculation determined as if the applicable transaction or payment had been consummated at the beginning of such Twelve Month Period.

☐	The Consolidated Adjusted Fixed Charge Coverage Ratio, on a pro-forma basis for the Measurement Period immediately prior to the Acquisition, is equal to or greater than 1.10 to 1.00.

Consolidated Adjusted Fixed Charge Coverage Ratio

1. Consolidated EBITDA for such Measurement Period:

(a) Consolidated Net Income for the most recently completed Measurement Period:

Plus the following to the extent deducted in calculating such Consolidated Net Income:

(b) Consolidated Interest Charges:

(c) the provision for federal, state, local and foreign income Taxes (net of any tax credits):

(d) depreciation and amortization expense:

(e) all expenses or losses reducing Consolidated Net Income which do not represent a cash item in such period (including LIFO reserves) or any future period:

(f)     expenses deducted in such period resulting from the issuance of any Equity Interests which do not represent a cash item in such period or any future period (in each case of or by the Lead Borrower and the other Loan Parties for such Measurement Period):

(g) The sum of Lines 1(a) through (f):

Minus the following to the extent included in calculating such Consolidated Net Income:

(h) all non-cash gains increasing Consolidated Net Income (in each case of or by the Lead Borrower and the other Loan Parties for such Measurement Period):

(i) Consolidated EBITDA [Line 1(g) minus Line 1(h)]:

2. Minus the sum of the following:

(a) Capital Expenditures (other than those in connection with Permitted Acquisitions):

Plus

(b) the aggregate amount of Federal, state, local and foreign income taxes paid in cash or required to be paid in cash during such Measurement Period:

(c) The sum of Line 2(a) and 2(b):

3. CASH FLOW AVAILABLE FOR FIXED CHARGES [Line 1(i) minus Line 2(c)]:

4.      Debt Service Charges during such Measurement Period (other than prepayments of principal in the Subject Transaction and, if the Subject Transaction is a prepayment of the Seller Note, all other prior prepayments of the Seller Note):

(a) Consolidated Interest Charges paid in cash or required to be paid in cash for such Measurement Period:

Plus

(b)    the principal payments (other than Permitted Senior Seller Note Payments or Permitted Refinancings) made or required to be made on account of Indebtedness (excluding the Obligations but including, without limitation, Capital Lease Obligations) for such Measurement Period:

(c) Debt Service Charges [The sum of Lines 4(a) and 4(b)]:

5.      Plus the aggregate amount of all Restricted Payments paid in cash during such Measurement Period (other than those made in the Subject Transaction and, if the Subject Transaction is a repurchase of equity interests, all repurchases related to such Subject Transaction that have previously been made as part of a single stock repurchase plan approved by the board of directors of the Lead Borrower, if any) (determined on a Consolidated basis in accordance with GAAP):

6. FIXED CHARGES [The sum of Line 4(c) and Line 5]:

7. CONSOLIDATED ADJUSTED FIXED CHARGE COVERAGE RATIO [Line 3 divided by Line 6]:

Schedule 5

Pursuant to Section 7.07(b) of the Credit Agreement, the Lead Borrower hereby delivers a written certification of the following:

☐	Projected Excess Availability as of the date of consummation of such payment will be equal to or greater than twenty-five percent (25%) of the Loan Cap.

Projected Excess Availability7:

1.	Tranche A Availability
(a)	Tranche A Loan Cap
	(i) Tranche A Aggregate Commitments	[915,000,000]
(ii) Tranche A Borrowing Base
(iii) lesser of Line 1(a)(i) and 1(a)(ii)

(b)	Tranche A Total Outstandings
(i) Outstanding Amount of all Tranche A Loans
(ii) Outstanding Amount of all LC Obligations
(iii) Line 2(b)(i) plus 2(b)(ii)

(c)	Tranche A Loan Cap minus Tranche A Total Outstandings [Line 1(a)(iii) minus 1(b)(iii)]

2.	Tranche A-1 Availability
(a)	Tranche A-1 Loan Cap
	(i) Tranche A-1 Aggregate Commitments	[85,000,000]
(ii) Tranche A-1 Borrowing Base
(iii) lesser of Line 2(a)(i) and 2(a)(ii)

(b)	Tranche A-1 Total Outstandings
(i) Outstanding Amount of all Tranche A-1 Committed Loans

(c)	Tranche A -1 Loan Cap minus Tranche A-1 Total Outstandings [Line 2(a)(iii) minus 2(b)(i)]

3.	Availability [Greater of (i) 1(c) plus 2(c) and (ii) zero]

4.	25% of Loan Cap [(Line 1(a)(iii) plus Line 2(a)(iii)) x 0.25]

[7]

Calculation shall reflect, for the applicable date of calculation, the projected average Availability for each Fiscal Month during the Twelve Month Period immediately following such date of calculation.

☐	Pro Forma Excess Availability as of the date of consummation of such payment will be equal to or greater than twenty-five percent (25%) of the Loan Cap.

Pro Forma Excess Availability8:

1.	Tranche A Availability
(a)	Tranche A Loan Cap
	(i) Tranche A Aggregate Commitments	[915,000,000]
(ii) Tranche A Borrowing Base
(iii) lesser of Line 1(a)(i) and 1(a)(ii)

(b)	Tranche A Total Outstandings
(i) Outstanding Amount of all Tranche A Loans
(ii) Outstanding Amount of all LC Obligations
(iii) Line 2(b)(i) plus 2(b)(ii)

(c)	Tranche A Loan Cap minus Tranche A Total Outstandings [Line 1(a)(iii) minus 1(b)(iii)]

2.	Tranche A-1 Availability
(a)	Tranche A-1 Loan Cap
	(i) Tranche A-1 Aggregate Commitments	[85,000,000]
(ii) Tranche A-1 Borrowing Base
(iii) lesser of Line 2(a)(i) and 2(a)(ii)

(b)	Tranche A-1 Total Outstandings
(i) Outstanding Amount of all Tranche A-1 Committed Loans

(c)	Tranche A -1 Loan Cap minus Tranche A-1 Total Outstandings [Line 2(a)(iii) minus 2(b)(i)]

3.	Availability [Greater of (i) 1(c) plus 2(c) and (ii) zero]

4.	25% of Loan Cap [(Line 1(a)(iii) plus Line 2(a)(iii)) x 0.25]

☐	The Consolidated Adjusted Fixed Charge Coverage Ratio, on a pro-forma basis for the Measurement Period immediately prior to the Acquisition, is equal to or greater than 1.25 to 1.00.

Consolidated Adjusted Fixed Charge Coverage Ratio

[8]

Calculation shall reflect, for the applicable date of calculation, the pro forma average Availability for each Fiscal Month for the Measurement Period most recently ended prior to such date of calculation determined as if the applicable transaction or payment had been consummated at the beginning of such Twelve Month Period.

1. Consolidated EBITDA for such Measurement Period:

(a) Consolidated Net Income for the most recently completed Measurement Period:

Plus the following to the extent deducted in calculating such Consolidated Net Income:

(b) Consolidated Interest Charges:

(c) the provision for federal, state, local and foreign income Taxes (net of any tax credits):

(d) depreciation and amortization expense:

(e) all expenses or losses reducing Consolidated Net Income which do not represent a cash item in such period (including LIFO reserves) or any future period:

(f)     expenses deducted in such period resulting from the issuance of any Equity Interests which do not represent a cash item in such period or any future period (in each case of or by the Lead Borrower and the other Loan Parties for such Measurement Period):

(g) The sum of Lines 1(a) through (f):

Minus the following to the extent included in calculating such Consolidated Net Income:

(h) all non-cash gains increasing Consolidated Net Income (in each case of or by the Lead Borrower and the other Loan Parties for such Measurement Period):

(i) Consolidated EBITDA [Line 1(g) minus Line 1(h)]:

2. Minus the sum of the following:

(a) Capital Expenditures (other than those in connection with Permitted Acquisitions):

Plus

(b) the aggregate amount of Federal, state, local and foreign income taxes paid in cash or required to be paid in cash during such Measurement Period:

(c) The sum of Line 2(a) and 2(b):

3. CASH FLOW AVAILABLE FOR FIXED CHARGES [Line 1(i) minus Line 2(c)]:

4.      Debt Service Charges during such Measurement Period (other than prepayments of principal in the Subject Transaction and, if the Subject Transaction is a prepayment of the Seller Note, all other prior prepayments of the Seller Note):

(a) Consolidated Interest Charges paid in cash or required to be paid in cash for such Measurement Period:

Plus

(b)    the principal payments (other than Permitted Senior Seller Note Payments or Permitted Refinancings) made or required to be made on account of Indebtedness (excluding the Obligations but including, without limitation, Capital Lease Obligations) for such Measurement Period:

(c) Debt Service Charges [The sum of Lines 4(a) and 4(b)]:

5.      Plus the aggregate amount of all Restricted Payments paid in cash during such Measurement Period (other than those made in the Subject Transaction and, if the Subject Transaction is a repurchase of equity interests, all repurchases related to such Subject Transaction that have previously been made as part of a single stock repurchase plan approved by the board of directors of the Lead Borrower, if any) (determined on a in accordance with GAAP):

6. FIXED CHARGES [The sum of Line 4(c) and Line 5]:

7. CONSOLIDATED ADJUSTED FIXED CHARGE COVERAGE RATIO [Line 3 divided by Line 6]:

Schedule 6

Pursuant to Section 7.07(c) of the Credit Agreement, the Lead Borrower hereby delivers a written certification of the following:

☐	Projected Excess Availability as of the date of such payment will be equal to or greater than forty percent (40%) of the Loan Cap.

Projected Excess Availability9:

1.	Tranche A Availability
(a)	Tranche A Loan Cap
	(i) Tranche A Aggregate Commitments	[915,000,000]
(ii) Tranche A Borrowing Base
(iii) lesser of Line 1(a)(i) and 1(a)(ii)

(b)	Tranche A Total Outstandings
(i) Outstanding Amount of all Tranche A Loans
(ii) Outstanding Amount of all LC Obligations
(iii) Line 2(b)(i) plus 2(b)(ii)

(c)	Tranche A Loan Cap minus Tranche A Total Outstandings [Line 1(a)(iii) minus 1(b)(iii)]

2.	Tranche A-1 Availability
(a)	Tranche A-1 Loan Cap
	(i) Tranche A-1 Aggregate Commitments	[85,000,000]
(ii) Tranche A-1 Borrowing Base
(iii) lesser of Line 2(a)(i) and 2(a)(ii)

(b)	Tranche A-1 Total Outstandings
(i) Outstanding Amount of all Tranche A-1 Committed Loans

(c)	Tranche A -1 Loan Cap minus Tranche A-1 Total Outstandings [Line 2(a)(iii) minus 2(b)(i)]

3.	Availability [Greater of (i) 1(c) plus 2(c) and (ii) zero]

4.	40% of Loan Cap [(Line 1(a)(iii) plus Line 2(a)(iii)) x 0.40]

[9]

Calculation shall reflect, for the applicable date of calculation, the projected average Availability for each Fiscal Month during the Twelve Month Period immediately following such date of calculation.

☐	Pro Forma Excess Availability as of the date of such payment will be equal to or greater than forty percent (40%) of the Loan Cap.

Pro Forma Excess Availability10:

1.	Tranche A Availability
(a)	Tranche A Loan Cap
	(i) Tranche A Aggregate Commitments	[915,000,000]
(ii) Tranche A Borrowing Base
(iii) lesser of Line 1(a)(i) and 1(a)(ii)

(b)	Tranche A Total Outstandings
(i) Outstanding Amount of all Tranche A Loans
(ii) Outstanding Amount of all LC Obligations
(iii) Line 2(b)(i) plus 2(b)(ii)

(c)	Tranche A Loan Cap minus Tranche A Total Outstandings [Line 1(a)(iii) minus 1(b)(iii)]

2.	Tranche A-1 Availability
(a)	Tranche A-1 Loan Cap
	(i) Tranche A-1 Aggregate Commitments	[85,000,000]
(ii) Tranche A-1 Borrowing Base
(iii) lesser of Line 2(a)(i) and 2(a)(ii)

(b)	Tranche A-1 Total Outstandings
(i) Outstanding Amount of all Tranche A-1 Committed Loans

(c)	Tranche A -1 Loan Cap minus Tranche A-1 Total Outstandings [Line 2(a)(iii) minus 2(b)(i)]

3.	Availability [Greater of (i) 1(c) plus 2(c) and (ii) zero]

4.	40% of Loan Cap [(Line 1(a)(iii) plus Line 2(a)(iii)) x 0.40]

[10]

Calculation shall reflect, for the applicable date of calculation, the pro forma average Availability for each Fiscal Month for the Measurement Period most recently ended prior to such date of calculation determined as if the applicable transaction or payment had been consummated at the beginning of such Twelve Month Period.